October 31, 2000

Annual Report

U.S. Government Obligations Fund
Prime Obligations Fund
Financial Reserves Fund
Tax-Free Money Market Fund
Ohio Municipal Money Market Fund
Limited Term Income Fund
Intermediate Income Fund
Fund for Income
Investment Quality Bond Fund
National Municipal Bond Fund
New York Tax-Free Fund
Ohio Municipal Bond Fund
Balanced Fund
Convertible Securities Fund
Real Estate Investment Fund
Value Fund
Established Value Fund
Diversified Stock Fund
Stock Index Fund
Growth Fund
Special Value Fund
Small Company Opportunity Fund
International Growth Fund
Nasdaq-100 Index(R) Fund

Victory Funds
LOGO (R)

The Victory Portfolios

Key Asset Management Inc. (KAM), a subsidiary of KeyCorp, is the investment adviser to the Victory Funds. The Victory Funds are sponsored and distributed by BISYS Fund Services, which is not affiliated with KeyCorp or its subsidiaries. KAM receives fees for its services from the Victory Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

NOT FDIC INSURED

Shares of the Victory Funds are not deposits or other obligations of, or guaranteed by, any KeyCorp bank, Key Asset Management Inc., or their affiliates, and are subject to investment risks, including possible loss of the principal amount invested.

Victory Funds
LOGO (R)

Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
www.victoryfunds.com

                              Table of Contents

Shareholder Letter                                     3

Investment Review and Outlook                          4

Fund Review and Commentary                             6

Introduction to Victory Money Market Funds             6
Introduction to Victory Taxable Fixed Income Funds     9
Introduction to Victory Municipal Fixed Income Funds  14
Introduction to Victory Specialty Funds               17
Introduction to Victory Equity Funds                  21
Introduction to the Financial Statements              32
How to Read Your Financial Statement                  33


Financial Statements                                  35

Victory Money Market Funds

   U.S. Government Obligations Fund
      Schedules of Investments                        35
      Statements of Assets and Liabilities            42
      Statements of Operations                        43
      Statements of Changes in Net Assets             44
      Financial Highlights                            45

   Prime Obligations Fund
      Schedules of Investments                        36
      Statements of Assets and Liabilities            42
      Statements of Operations                        43
      Statements of Changes in Net Assets             44
      Financial Highlights                            46

   Financial Reserves Fund
      Schedules of Investments                        39
      Statements of Assets and Liabilities            42
      Statements of Operations                        43
      Statements of Changes in Net Assets             44
      Financial Highlights                            47

   Tax-Free Money Market Fund
      Schedules of Investments                        48
      Statements of Assets and Liabilities            63
      Statements of Operations                        64
      Statements of Changes in Net Assets             65
      Financial Highlights                            66

   Ohio Municipal Money Market Fund
      Schedules of Investments                        55
      Statements of Assets and Liabilities            63
      Statements of Operations                        64
      Statements of Changes in Net Assets             65
      Financial Highlights                            67

Victory Taxable Fixed Income Funds

   Limited Term Income Fund
      Schedules of Investments                        68
      Statements of Assets and Liabilities            82
      Statements of Operations                        83
      Statements of Changes in Net Assets             84
      Financial Highlights                            86
      Statements of Cash Flows                       174

   Intermediate Income Fund
      Schedules of Investments                        70
      Statements of Assets and Liabilities            82
      Statements of Operations                        83
      Statements of Changes in Net Assets             84
      Financial Highlights                            87
      Statements of Cash Flows                       174

   Fund for Income
      Schedules of Investments                        74
      Statements of Assets and Liabilities            82
      Statements of Operations                        83
      Statements of Changes in Net Assets             85
      Financial Highlights                            88

   Investment Quality Bond Fund
      Schedules of Investments                        76
      Statements of Assets and Liabilities            82
      Statements of Operations                        83
      Statements of Changes in Net Assets             85
      Financial Highlights                            89
      Statements of Cash Flows                       174

Victory Municipal Fixed Income Funds

   National Municipal Bond Fund
      Schedules of Investments                        90
      Statements of Assets and Liabilities           102
      Statements of Operations                       103
      Statements of Changes in Net Assets            104
      Financial Highlights                           105

   New York Tax-Free Fund
      Schedules of Investments                        93
      Statements of Assets and Liabilities           102
      Statements of Operations                       103
      Statements of Changes in Net Assets            104
      Financial Highlights                           106

   Ohio Municipal Bond Fund
      Schedules of Investments                        95
      Statements of Assets and Liabilities           102
      Statements of Operations                       103
      Statements of Changes in Net Assets            104
      Financial Highlights                           107

Victory Specialty Funds

   Balanced Fund
      Schedules of Investments                       108
      Statements of Assets and Liabilities           124
      Statements of Operations                       125
      Statements of Changes in Net Assets            126
      Financial Highlights                           127
      Statements of Cash Flows                       174

   Convertible Securities Fund
      Schedules of Investments                       118
      Statements of Assets and Liabilities           124
      Statements of Operations                       125
      Statements of Changes in Net Assets            126
      Financial Highlights                           128

   Real Estate Investment Fund
      Schedules of Investments                       123
      Statements of Assets and Liabilities           124
      Statements of Operations                       125
      Statements of Changes in Net Assets            126
      Financial Highlights                           129

Victory Equity Funds

   Value Fund
      Schedules of Investments                       130
      Statements of Assets and Liabilities           145
      Statements of Operations                       146
      Statements of Changes in Net Assets            147
      Financial Highlights                           149

   Established Value Fund
      Schedules of Investments                       132
      Statements of Assets and Liabilities           145
      Statements of Operations                       146
      Statements of Changes in Net Assets            147
      Financial Highlights                           150

   Diversified Stock Fund
      Schedules of Investments                       134
      Statements of Assets and Liabilities           145
      Statements of Operations                       146
      Statements of Changes in Net Assets            148
      Financial Highlights                       151-152
      Statements of Cash Flows                       175

   Stock Index Fund
      Schedules of Investments                       136
      Statements of Assets and Liabilities           145
      Statements of Operations                       146
      Statements of Changes in Net Assets            148
      Financial Highlights                           153
      Statements of Cash Flows                       175

   Growth Fund
      Schedules of Investments                       143
      Statements of Assets and Liabilities           145
      Statements of Operations                       146
      Statements of Changes in Net Assets            148
      Financial Highlights                           154

   Special Value Fund
      Schedules of Investments                       155
      Statements of Assets and Liabilities           167
      Statements of Operations                       168
      Statements of Changes in Net Assets            169
      Financial Highlights                           170
      Statements of Cash Flows                       175

   Small Company Opportunity Fund
      Schedules of Investments                       157
      Statements of Assets and Liabilities           167
      Statements of Operations                       168
      Statements of Changes in Net Assets            169
      Financial Highlights                           171

   International Growth Fund
      Schedules of Investments                       159
      Statements of Assets and Liabilities           167
      Statements of Operations                       168
      Statements of Changes in Net Assets            169
      Financial Highlights                           172

   Nasdaq-100 Index(R) Fund
      Schedules of Investments                       165
      Statements of Assets and Liabilities           167
      Statements of Operations                       168
      Statements of Changes in Net Assets            169
      Financial Highlights                           173

Notes to Financial Statements                        176

Report of Independent Accountants                    196

Letter to our Shareholders

On behalf of Victory Funds, thank you for your continued support and confidence in using Victory Funds to help meet your investment goals! We strive on a daily basis to make sure you have the appropriate information you need to remain confident in your choice to invest in Victory Funds. To that end, I am pleased to present the Victory Funds Annual Report for the period ending October 31, 2000. I hope you find this report useful, easy to read, and a valuable tool.

The past year has been an exciting time for Victory Funds. Through the combination of a new sales and marketing literature system, a new and improved Internet presence, and the support of the many financial intermediaries offering Victory Funds, we are now over 30 mutual funds strong with more than $20 billion in assets under management.

Two of Victory Funds' core beliefs are guidance and education. We recognize it can be a complex decision to invest in securities through mutual funds, particularly when your hard-earned savings to fund a child's education, a new home, or a comfortable retirement is on the line. That's why I feel it is important for our shareholders to know "What Makes Victory Funds Different?" I am confident that after you review the following points you will be reassured of your investment in Victory Funds and in a better position to share the Victory story with your family, friends, and business associates. So, "What Makes Victory Funds Different?"

Truth in Labeling. Dependability is the essence of Victory Funds. When you entrust your money to a Victory Fund, you can rest assured that the portfolio managers of the Funds are known for adhering to the fund's stated management style and investment objective.

Discipline. A highly rigorous and disciplined investment process, refined over decades by the wisdom of experienced money managers, guides the selection of securities for Victory Funds. Key Asset Management, Inc., an established firm with a 100-year heritage, meticulously implements this proven process.

Teamwork. A knowledgeable team of investment professionals supports Victory Fund portfolio managers, who have an average of 17 years of experience.

Guidance. Victory strives to make sure you have the information you need to make the best investment decisions. The guidance available through investment professionals, "www.victoryfunds.com," our educational materials, and Victory Funds Service Center (1-800-539-FUND) all come together for one purpose -- our shareholders.

Performance. The ultimate measure of your investment success is performance. At Victory Funds, our long-term perspective leads us to pursue the optimal return with a reasonable level of risk. We are committed to achieving consistent, rewarding results over time.

Again, thank you for choosing the Victory Funds to help you realize your financial goals and, as always, we welcome your comments on this report.

/s/ Leigh A. Wilson

Leigh A. Wilson
President
Victory Funds

Investment Review and Outlook

The Pause That Refreshes

Excluding a few brief interruptions, the U.S. equity markets have enjoyed a bull run since August, 1982. However, in 2000, market volatility increased and unless stocks stage a strong rally in the last month of the year, the major equity indices will post their first year of negative returns since 1994. A confluence of factors including tighter monetary policy, rising energy prices, a weak euro, election uncertainty, signs of a slowing economy and decelerating corporate earnings combined to batter equity markets that were already suffering from extended valuations.

The question on many investors' minds is if the negative returns in 2000 indicate that the longest running bull market in history is coming to an end. We would view 2000 as a pause in the bull market rather than a sign that we will be entering an extended bear market phase. The presentation that we have been sharing with clients for much of 2000 was entitled "Back To Reality" and we view this title as fairly descriptive of market conditions in 2000. A growth at any price mentality that rewarded innovative, new ways to value companies that had a good "story", but little (if any) earnings dominated investor psychology for the last few years. Time-tested investment principles such as earnings, dividends, cash flow, a solid business plan and valuation were dismissed as old fashioned.

While emotion and greed can prevail in the short-term, fundamentals always win out over the longer haul. Many of these one-time high flyers have seen their stock prices cut by over 90% and we are beginning to see some bankruptcies as well. Contrary to market hopes, this time wasn't different. This is a painful process in the short-term and the problems of these companies spilled over into the broader markets. However, this speculative cleansing was necessary to maintain the market's positive prospects longer term.

The markets still face many obstacles as we enter 2001. Oil prices remain high, the euro continues to struggle, valuations are still high by historical standards, the economy is cooling and there are still some speculative excesses that need to be deflated. Consensus earnings expectations for the S&P 500 will likely face another round of estimate cuts to the 7.00-8.00% area to reflect more reasonable growth expectations. Margin debt remains high, a diminished wealth effect could slow consumer spending and the current account deficit could present some problems for the U.S. economy if foreigners become reluctant to fund that deficit.

Despite these obstacles and the daily avalanche of economic and market data, we believe that it is important to step back and examine the big picture, which still looks favorable for equities. The economy has shown clear signs of slowing down, but a recession appears unlikely. Corporate earnings have decelerated from unsustainable levels, but are still expected to show solid growth. The interest rate environment has become less hostile and the Federal Reserve has plenty of room to lower rates if needed. There are still some pockets of overvaluation in the market, but given the solid earnings and negative equity returns in 2000, the valuation of the market has improved. Finally, the outlook for that great killer of financials assets, inflation, remains fairly benign. Once we get past the peak winter usage season, energy prices should moderate. This will allow the disinflationary forces of the internet, mergers & acquisitions, global competition, shoppers preference for wholesale stores and excess capacity to keep the rise in inflation fairly well contained. In a stable to declining interest rate environment with low inflation, history has shown that equities can perform well even if corporate earnings advance at a slower pace.

At the Victory family of funds, our team of experienced investment professionals is pleased that some rationality has returned to the markets. Our investment discipline that emphasizes fundamental research and traditional valuation metrics may seem less exciting than other investment styles, but as we have seen in 2000, momentum is a double-edged sword. We believe consistent, superior risk adjusted returns are exciting and the best way to build long-term wealth and outpace inflation. We thank you for your continued business and welcome your questions and comments in 2001.

/s/ Richard J. Nash

Richard J. Nash
Chief Market Strategist
Key Asset Management

Introduction to
Money Market Funds

The Investment Process

As with longer-term fixed income portfolios, each portfolio manager seeks to enhance portfolio yields by identifying opportunities in the financial markets for incremental returns and by seeking relative value. Portfolio managers for the Victory Funds follow the shape and movement of the yield curve closely. This process helps the portfolios to take advantage of anticipated movements in short-term interest rates.

CREDIT REVIEW

INTEREST RATE ENVIRONMENT

SECTOR SCREEN

TAXABLE FUND PERFORMANCE

The Victory U.S. Government
Obligations Fund

The Victory Prime
Obligations Fund

The Victory Financial
Reserves Fund

TAX-FREE FUND PERFORMANCE

The Victory Tax-Free
Money Market Fund

The Victory Ohio Municipal
Money Market Fund

                                               The Victory Money Market Funds

The Victory Prime Obligations Fund
The Victory U.S. Government Obligations Fund
The Victory Financial Reserves Fund

Rising short-term interest rates characterized the environment for money markets during most of the last year. The Federal Reserve continued the process began in June of 1999 of raising its short-term interest rate benchmark, the Federal Funds Rate, culminating in a 50 basis point increase in the rate up to 6.50% in May when short-term rates reached their peak.

With an economy characterized by strong consumer spending, a healthy housing market, a tight labor market and, at times, a robust equity market, the Federal Reserve ("Fed") believed its actions were warranted to forestall any rise in inflation. Throughout the past year, Fed officials continuously expressed concern that economic growth was too strong, thus putting the markets on notice that a more restrictive monetary policy was to be expected. These declarations and expectations of continued tightening resulted in a positive yield curve (meaning that longer maturing securities offered a higher yield than shorter investments).

Looking ahead, the outlook for interest rates is uncertain. The Federal Reserve seems comfortable with the current status of monetary policy. Economic growth has shown that what was deemed inflationary in the past; policy makers have come to accept as real and lasting -- that is, the recent gains in productivity. Concurrent with this acceptance is the belief that growth potential of the economy has increased without fear of igniting inflation. For this reason the halt in tightening should continue. At the same time the tight labor market and, at the least, a firming in the general level of prices, as well as strong increases in the price of oil, should forestall any consideration of the easing of monetary policy in the immediate future.

Since the peak in rates in May there has been a flattening of the yield curve lessening the attractiveness of longer maturing investments. With no expectation of a Fed induced decline in rates for the reasons stated above, the expected course of action is to build liquidity in preparation for year-end investment opportunities and liquidity needs.

                            As of October 31, 2000

                  U.S. GOV'T  OBLIGATIONS    PRIME     FINANCIAL
                    SELECT     INVESTOR   OBLIGATIONS  RESERVES

   Seven-Day Yield   5.80%       6.04%       5.93%       6.03%
   Seven-Day
   Effective Yield   5.96%       6.22%       6.11%       6.21%
   One Year
   Total Return      5.33%       5.60%       5.67%       5.75%

Past performance is not predictive of future results. Yields will fluctuate with market conditions.

                             Maturity Schedule(1)
                            As of October 31, 2000

   Days to              U.S. GOV'T      PRIME      FINANCIAL
   Maturity             OBLIGATIONS  OBLIGATIONS   RESERVES

   Less than 30 Days       82.8%        66.3%        63.4%
   31 to 60 Days            7.4%        15.4%        16.7%
   61 to 90 Days            --           1.9%         3.6%
   Greater than 90 Days     9.8%        16.4%        16.3%

An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

(1) The Funds' Maturity Schedules presented may not be representative of current or future investment holdings. Fund holdings may change at any time.

The total return set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total return would have been lower.

The Victory Money Market Funds

The Victory Tax-Free Money Market Fund
The Victory Ohio Muni Money Market Fund

Throughout the year ended October 31, 2000, our commitment to discipline and investment philosophy rewarded investors as the Victory Ohio Municipal Money Market Fund and the Victory Tax-Free Money Market Fund made every effort to take full advantage of supply/demand in the marketplace. This was achieved through careful positioning of the Funds (since the average maturity of the instruments in the portfolio were relatively short), as well as our ability to enhance the Funds' yield without taking unnecessary interest rate risk.

We believe the actions of the Fed this past year have been successful. There is evidence the economy is slowing and inflation appears to be moderate. Our position for the short-term is for interest rates to remain stable (or possibly decline). If this proves true, extensions will be made in an effort to lock in fixed rates.

We continue to maintain a close scrutiny of interest rate forecasts, economic indicators and Fed action, and will take advantage of opportunities the market may present in order to add value for our shareholders.

                                As of October 31, 2000

                                TAX-FREE    OHIO MMMKT

   Seven-Day Yield                3.66%        3.50%
   Tax Equivalent Yield(1)        6.06%        6.55%
   Seven-Day Effective Yield      3.73%        3.56%
   Seven-Day Tax Equivalent
   Effective Yield(1)             6.18%        6.67%
   One Year Total Return          3.38%        3.27%

Past performance is not predictive of future results. Yields will fluctuate with market conditions.

                                 Maturity Schedule(2)

                                As of October 31, 2000

   Days to Maturity             TAX-FREE    OHIO MMMkt
   Less than 30 Days              78.5%        75.4%
   31 to 60 Days                   6.1%         9.9%
   61 to 90 Days                   2.8%         1.0%
   Greater than 90 Days           12.6%        13.7%

An investment in the Fund is not insured or guaranteed by the FDIC or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Certain investors may be subject to the Federal Alternative Minimum Tax (AMT) and to certain state and local taxes.

(1) The tax equivalent yield is for illustrative purposes only. The tax rate used to calculate the tax equivalent yield was based on a Federal regular income tax rate of 39.6%, and the rate used for the Ohio MMMKT is the combined 39.6% Federal and 7.0% Ohio state income tax rates. Additional state and local taxes paid on comparable taxable investments were not used to increase Federal tax deductions. The income tax rate does not reflect the possible effects of the Federal alternative minimum tax rate.

(2) The Maturity Schedules presented may not be representative of current or future investment holdings. Fund holdings may change at any time.

The total return set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total return would have been lower.

Introduction to
Taxable Fixed Income Funds

                            The Investment Process

Selecting fixed income securities involves ongoing analysis not only of the bonds available in the marketplace, but of interest rates, yield curves, relative values and sector weightings. To conduct their security selection, the experienced fixed income management team follows a disciplined and tested process.

The investment advisor assigns a relative value to each economic sector by utilizing its in-house analytical capabilities as well as a wide range of outside research. It considers the broad economic environment in making duration decisions for each of the Victory Funds. The portfolio managers have developed a proprietary process to identify those securities that have strong potential for income and total return. They are active managers, continually monitoring portfolio holdings for shifts in value that will affect buy and sell decisions.

1. Research.

Before any fixed income security can be considered for purchase by a portfolio manager, it must pass a stringent internal credit review process. As part of this process, credit analysts review the structure and credit ratings of the individual securities as well as the financial statements of the organizations that issue them.

2. No large duration bets are taken.

To keep the interest rate sensitivity of the Victory Funds' fixed income portfolios consistent with the market, a security benchmark is chosen that is appropriate for a given portfolio. The portfolio is then managed to keep its duration as close as possible to that of the given benchmark.

3. Relative Value.

The portfolio managers for the Victory Funds combine both technical research and market experience to seek to identify inefficiencies and anomalies in the marketplace. Inefficiencies give the portfolio manager the opportunity to purchase securities for the portfolio that may provide higher yields or total returns. Differences in relative value are a function of securities' yield differentials (e.g. between corporate, government and mortgage/asset backed securities), caused by regulatory changes, forces of supply and demand, and investor sentiments.

FIXED INCOME SECURITIES UNIVERSE

CREDIT SCREENING PROCESS

DURATION AND MATURITY SCREEN

SHORT-TERM POOL

Yield Curve Shape and
Movement Analysis

INTERMEDIATE-TERM POOL

LONG-TERM POOL

RELATIVE VALUE ANALYSIS

Supply and Demand Scarcity; Regulatory Changes;
New Products or Securities; New Issues; Technical Innovation;
Sector Analysis; Investor Sentiment

SHORT-TERM FUND

The Victory Limited Term
Income Fund

INTERMEDIATE-TERM FUNDS

The Victory Intermediate
Income Fund

The Victory Fund for Income

LONG-TERM FUNDS

The Victory Investment
Quality Bond Fund

The Victory Taxable Fixed Income Funds

The Victory Limited Term Income Fund

For the year ended October 31, 2000, the Victory Limited Term Income Fund's total return was 5.55% (at net asset value) compared to the total return of 6.07% of its benchmark (Merrill Lynch 1-3 Year Treasury Bond Index). The Fund's total return was adversely affected primarily by non-treasury sector spreads widening to their greatest levels in 10 years. During the year, the yield advantage of the portfolio securities of the Fund over that benchmark did not make up for the decrease in value of the Fund's securities caused by non-treasury spread widening.

For the past year, the three primary strategies implemented for the Fund were: (1) maintain duration neutrality (2) maintain yield curve neutrality
(3) maintain corporate, mortgage-backed and asset-backed overweight allocations with corresponding yield advantage. We believe we were successful in the execution of our strategy.

Our goal for the coming year is to begin the first quarter of 2001 with the portfolio securities of the Fund having a 35 basis point yield advantage over the benchmark, which we hope to maintain on a long-term basis (this yield does not take into account Fund expenses or gains or losses on securities). We anticipate duration neutrality will be maintained as well, and we continue to look for opportunities to increase shareholder value.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower.

Fund holdings are subject to change at any time.

Victory Limited Term Income Fund
vs. Merrill Lynch 1-3 Yr Treas & Lehman 1-3 Yr Gov't

(Dollars in thousands)

                 Limited          Limited
             Term Income      Term Income     Merrill Lynch            Lehman
                 Class A    Class A @ NAV      1-3 Yr Treas     1-3 Yr Gov't*

10/31/90            9804            10000             10000             10000
11/30/90            9921            10119             10098             10097
12/31/90           10013            10213             10221             10216
1/31/91            10108            10310             10314             10313
2/28/91            10174            10378             10376             10379
3/31/91            10230            10434             10446             10449
4/30/91            10315            10522             10545             10549
5/31/91            10387            10595             10608             10612
6/30/91            10404            10612             10651             10652
7/31/91            10493            10703             10744             10743
8/31/91            10636            10849             10891             10889
9/30/91            10756            10971             11009             11005
10/31/91           10864            11081             11128             11124
11/30/91           10982            11202             11243             11238
12/31/91           11163            11387             11415             11409
1/31/92            11113            11336             11397             11394
2/29/92            11135            11358             11436             11428
3/31/92            11102            11324             11432             11425
4/30/92            11194            11418             11537             11529
5/31/92            11315            11541             11642             11636
6/30/92            11431            11660             11761             11754
7/31/92            11588            11820             11893             11889
8/31/92            11674            11907             11997             11985
9/30/92            11799            12035             12112             12098
10/31/92           11708            11942             12039             12029
11/30/92           11659            11892             12019             12011
12/31/92           11762            11997             12134             12122
1/31/93            11901            12139             12260             12250
2/28/93            12031            12272             12365             12348
3/31/93            12036            12276             12402             12386
4/30/93            12145            12388             12478             12462
5/31/93            12126            12369             12444             12432
6/30/93            12231            12476             12535             12525
7/31/93            12249            12494             12564             12552
8/31/93            12386            12634             12674             12657
9/30/93            12439            12688             12715             12697
10/31/93           12457            12706             12740             12725
11/30/93           12424            12673             12743             12728
12/31/93           12482            12732             12790             12779
1/31/94            12577            12829             12872             12858
2/28/94            12453            12703             12790             12779
3/31/94            12334            12581             12726             12714
4/30/94            12262            12508             12681             12666
5/31/94            12268            12514             12699             12684
6/30/94            12290            12536             12737             12715
7/31/94            12416            12664             12846             12830
8/31/94            12438            12687             12892             12872
9/30/94            12367            12614             12862             12842
10/31/94           12374            12622             12891             12872
11/30/94           12298            12544             12834             12818
12/31/94           12325            12572             12863             12842
1/31/95            12477            12727             13042             13017
2/28/95            12669            12922             13221             13194
3/31/95            12736            12991             13295             13268
4/30/95            12844            13101             13413             13386
5/31/95            13113            13375             13648             13615
6/30/95            13177            13441             13721             13688
7/31/95            13213            13477             13778             13743
8/31/95            13291            13557             13860             13826
9/30/95            13355            13622             13927             13893
10/31/95           13459            13729             14045             14009
11/30/95           13588            13860             14169             14128
12/31/95           13678            13951             14278             14234
1/31/96            13796            14072             14399             14355
2/29/96            13725            13999             14338             14299
3/31/96            13678            13952             14325             14289
4/30/96            13677            13951             14337             14303
5/31/96            13698            13972             14367             14334
6/30/96            13791            14067             14470             14439
7/31/96            13829            14105             14527             14495
8/31/96            13862            14139             14577             14549
9/30/96            13987            14266             14709             14681
10/31/96           14124            14406             14875             14847
11/30/96           14224            14508             14989             14957
12/31/96           14228            14512             14989             14960
1/31/97            14276            14562             15059             15032
2/28/97            14314            14600             15094             15068
3/31/97            14296            14582             15088             15056
4/30/97            14399            14687             15211             15179
5/31/97            14475            14765             15315             15286
6/30/97            14572            14863             15420             15391
7/31/97            14712            15007             15590             15559
8/31/97            14715            15009             15604             15574
9/30/97            14820            15117             15723             15693
10/31/97           14911            15209             15839             15809
11/30/97           14956            15256             15878             15848
12/31/97           15046            15347             15986             15955
1/31/98            15180            15484             16142             16108
2/28/98            15179            15483             16155             16122
3/31/98            15238            15543             16221             16185
4/30/98            15294            15600             16297             16263
5/31/98            15380            15687             16384             16349
6/30/98            15446            15755             16469             16432
7/31/98            15502            15812             16546             16510
8/31/98            15682            15995             16754             16711
9/30/98            15909            16228             16976             16937
10/31/98           15933            16251             17059             17020
11/30/98           15891            16209             17044             17003
12/31/98           15943            16262             17105             17067
1/31/99            15993            16313             17172             17132
2/28/99            15882            16200             17089             17055
3/31/99            15980            16300             17207             17171
4/30/99            16030            16351             17263             17224
5/31/99            15999            16319             17252             17212
6/30/99            16018            16338             17305             17262
7/31/99            16052            16373             17360             17316
8/31/99            16037            16358             17410             17364
9/30/99            16154            16477             17523             17477
10/31/99           16206            16530             17570             17524
11/30/99           16224            16549             17603             17557
12/31/99           16229            16554             17629             17573
1/31/2000          16201            16525             17622             17570
2/29/2000          16309            16636             17739             17689
3/31/2000          16402            16730             17849             17795
4/30/2000          16444            16773             17896             17840
5/31/2000          16506            16836             17969             17906
6/30/2000          16673            17007             18156             18101
7/31/2000          16772            17107             18270             18217
8/31/2000          16905            17243             18405             18355
9/30/2000          17023            17363             18538             18499
10/31/2000         17105            17447             18637             18598

Graph reflects investment growth of a $10,000 investment, since inception.

Past performance is not predictive of future results.

The Merrill Lynch 1-3 Year Treasury Index (Merrill Lynch 1-3 Yr Treas) is an unmanaged index, generally representative of the general performance of short-term (1-3 year) U.S. Treasury securities. An investor cannot invest directly in an index.

*The Lehman 1-3 year Government Index is an unmanaged index, generally representative of U.S. Treasury and Agency securities with less than three years to maturity. An investor cannot invest directly in an index.

             Total Return
       As of October 31, 2000

                           Maximum
                Net Asset  Offering
                Value      Price

  One Year      5.55%      3.42%
  Three Years   4.68%      3.99%
  Five Years    4.91%      4.48%
  Ten Years     5.72%      5.51%
  Average Annual Since Inception
  10/20/89      5.93%      5.74%

                                       The Victory Taxable Fixed Income Funds

The Victory Intermediate Income Fund

For the year ended October 31, 2000, the Victory Intermediate Income Fund's total return was 6.00% (Class A Shares at net asset value) compared to the total return of 6.46% of its benchmark (Lehman Intermediate Gov't/Corp. Bond Index). The fund's total return was adversely affected primarily by the non-treasury sector spreads widening to their greatest levels in 10 years. During the year, the yield of the portfolio securities of the Fund exceeded the yield of that benchmark, but did not make up for the decrease in value of the Fund's securities caused by non-treasury spread widening.

Consistency was the hallmark characteristic of the Fund as duration and yield curve neutrality was maintained throughout the year. The portfolio was overweighted in mortgage-backed and asset-backed securities during the year. As spreads widened, we have concentrated the relative value offered by higher quality corporate bonds.

For 2001, we are targeting a 30 basis point advantage of the yield of the portfolio securities of the Fund over the yield of the benchmark while continuing our commitment to maintaining duration neutrality so shareholders may take maximum advantage of the benefits offered by the Fund (this yield does not take into account Fund expenses or gains or losses on securities).

*Performance information prior to December 21, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

Victory Intermediate Income Fund
vs. Lehman Int Gov't/Corp

(Dollars in thousands)

            Intermediate     Intermediate
                  Income           Income            Lehman
                 Class A    Class A @ NAV     Int Govt/Corp

12/10/93            9425            10000             10000
2/28/94             9363             9934              9962
3/31/94             9236             9799              9797
4/30/94             9164             9723              9731
6/30/94             9167             9727              9738
7/31/94             9273             9838              9879
8/31/94             9285             9851              9910
9/30/94             9193             9754              9818
10/31/94            9191             9752              9817
11/30/94            9145             9703              9772
12/31/94            9181             9741              9807
1/31/95             9333             9902              9972
2/28/95             9491            10069             10179
3/31/95             9548            10130             10237
4/30/95             9656            10245             10364
5/31/95             9944            10550             10677
6/30/95             9998            10608             10749
7/31/95             9995            10604             10750
8/31/95            10086            10702             10848
9/30/95            10148            10767             10927
10/31/95           10261            10886             11048
11/30/95           10383            11017             11194
12/31/95           10469            11108             11311
1/31/96            10562            11207             11409
2/29/96            10427            11063             11275
3/31/96            10366            10998             11217
4/30/96            10314            10944             11177
5/31/96            10291            10919             11168
6/30/96            10394            11029             11287
7/31/96            10414            11049             11321
8/31/96            10412            11047             11330
9/30/96            10548            11191             11487
10/31/96           10728            11382             11690
11/30/96           10843            11504             11845
12/31/96           10789            11447             11769
1/31/97            10826            11487             11814
2/28/97            10841            11502             11837
3/31/97            10757            11413             11755
4/30/97            10878            11542             11893
5/31/97            10949            11617             11992
6/30/97            11044            11718             12102
7/31/97            11270            11957             12348
8/31/97            11200            11884             12286
9/30/97            11331            12022             12429
10/31/97           11438            12135             12566
11/30/97           11461            12161             12594
12/31/97           11550            12254             12695
1/31/98            11698            12412             12861
2/28/98            11695            12409             12851
3/31/98            11719            12434             12892
4/30/98            11776            12495             12957
5/31/98            11868            12592             13052
6/30/98            11944            12673             13135
7/31/98            11975            12706             13182
8/31/98            12181            12924             13389
9/30/98            12460            13220             13725
10/31/98           12387            13142             13712
11/30/98           12364            13118             13711
12/31/98           12417            13174             13766
1/31/99            12481            13242             13841
2/28/99            12277            13026             13638
3/31/99            12393            13149             13740
4/30/99            12420            13178             13782
5/31/99            12305            13055             13676
6/30/99            12282            13031             13685
7/31/99            12284            13034             13673
8/31/99            12275            13024             13684
9/30/99            12386            13141             13811
10/31/99           12365            13119             13847
11/30/99           12357            13111             13864
12/31/99           12325            13077             13819
1/31/2000          12293            13043             13768
2/29/2000          12395            13151             13882
3/31/2000          12539            13304             14027
4/30/2000          12492            13254             13995
5/31/2000          12488            13250             14017
6/30/2000          12704            13479             14264
7/31/2000          12797            13577             14372
8/31/2000          12932            13720             14542
9/30/2000          13054            13850             14674
10/31/2000         13107            13906             14741

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Intermediate Government/Corporate Bond Index (Lehman Int Gov't/Corp) is an unmanaged index, generally representative of investment-grade corporate debt securities and U.S. Treasury and U.S. Government Agency debt securities that mature in one to ten years. An investor cannot invest directly in an index.

                                 Total Return
                            As of October 31, 2000

                INTERMEDIATE INCOME     INTERMEDIATE INCOME
                     Class A                  Class G*

                              Maximum
                Net Asset     Offering        Net Asset
                Value         Price           Value

  One Year      6.00%         -0.11%          5.53%
  Three Years   4.64%          2.59%          4.49%
  Five Years    5.02%          3.78%          4.92%
  Average Annual Since Inception
  12/10/93      4.90%          4.00%          4.83%

The Victory Taxable Fixed Income Funds

The Victory Fund for Income

The economic condition of the United States during the past 12 months portrays an economy that is extremely healthy and marching forward with a full head of steam. Despite the Federal Reserve raising the Fed Funds rate from 5.25% to 6.50%, the U.S. economy grew approximately 5.3% for the year ended October 31, 2000. Unemployment is only 3.9% and inflation has accelerated from approximately 2.6% as of October 1999 to approximately 3.5% as of October 2000. Given this environment, historically, one would expect interest rates to rise and the bond market returns to be disappointing. But, history does not always repeat itself. The past year has been the exception to the rule and proved favorable for most bond investors.

Over the past year, long-term rates declined about 40 basis points, 6.2% vs. 5.8%, while intermediate rates dropped from 5.9% to 5.8%. In general, bond market returns reflected this drop in interest rates and rewarded bond investors.

Lehman                                            1 Year
Index                                          Total Return

U.S. Government                                    8.04%
GNMA MBS                                           7.87%
U.S. Corporate Investment Grade                    5.38%
High Yield                                        -1.61%

As the table above indicates, not all bonds are created equal and over the past year those investors who purchased the highest quality securities have earned the best returns. The reasons for this behavior are numerous, but two main factors come to mind:

1. The diminishing U.S. Government deficit requires less debt to be issued by the U.S. Treasury. In fact, the surplus revenues are being used to buy back debt and reduce the amount of debt outstanding.

2. As investors became squeamish with the volatility witnessed in the equity markets, they began to favor securities that were not exposed to credit risk. Although interest rates have gone down, the cost to borrow in the corporate market has gone up. As the table shows, those investors who favor high yield bonds have suffered negative returns over the past
   12 months.

Victory Fund for Income investors have participated in a portfolio invested only in securities guaranteed by the full faith and credit of the U.S. Government. Additionally, the Fund's emphasis on coupon income, which in the long run is the single most important factor in determining long-term performance, has rewarded our shareholders with consistent monthly dividends and consistent performance relative to the Fund's peer group. We believe a top quality portfolio and a low-risk investment philosophy rewards our investors with relatively stable long-term returns.

*Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund for Income. For periods prior to that time, the performance shown is that of the Gradison Government Income Fund. Performance of Class A and Class G shares will differ due to differences in sales charge structure and class expenses.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 2.00% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

Victory Fund for Income
vs. Lehman Mortgage

(Dollars in thousands)

         Fund for Income           Lehman
                 Class G         Mortgage

10/31/90           10000            10000
11/30/90           10235            10210
12/31/90           10385            10382
1/31/91            10520            10539
2/28/91            10566            10628
3/31/91            10621            10700
4/30/91            10726            10799
5/31/91            10785            10894
6/30/91            10769            10903
7/31/91            10921            11088
8/31/91            11141            11289
9/30/91            11321            11501
10/31/91           11443            11691
11/30/91           11536            11776
12/31/91           11847            12012
1/31/92            11653            11873
2/29/92            11757            11986
3/31/92            11648            11909
4/30/92            11718            12026
5/31/92            11947            12242
6/30/92            12105            12387
7/31/92            12291            12492
8/31/92            12424            12654
9/30/92            12558            12753
10/31/92           12423            12641
11/30/92           12428            12680
12/31/92           12592            12844
1/31/93            12802            13012
2/28/93            12946            13143
3/31/93            13006            13223
4/30/93            13100            13292
5/31/93            13117            13368
6/30/93            13289            13470
7/31/93            13355            13524
8/31/93            13450            13587
9/30/93            13472            13599
10/31/93           13535            13639
11/30/93           13467            13611
12/31/93           13547            13722
1/31/94            13691            13858
2/28/94            13542            13761
3/31/94            13134            13403
4/30/94            13034            13304
5/31/94            13058            13357
6/30/94            12998            13327
7/31/94            13221            13594
8/31/94            13235            13637
9/30/94            13026            13444
10/31/94           12984            13436
11/30/94           12908            13394
12/31/94           13048            13501
1/31/95            13320            13790
2/28/95            13669            14142
3/31/95            13735            14208
4/30/95            13912            14410
5/31/95            14401            14864
6/30/95            14490            14949
7/31/95            14464            14974
8/31/95            14608            15130
9/30/95            14752            15263
10/31/95           14897            15399
11/30/95           15089            15574
12/31/95           15292            15769
1/31/96            15378            15887
2/29/96            15208            15755
3/31/96            15131            15699
4/30/96            15018            15655
5/31/96            14964            15609
6/30/96            15135            15825
7/31/96            15163            15883
8/31/96            15168            15883
9/30/96            15390            16149
10/31/96           15710            16465
11/30/96           15946            16701
12/31/96           15828            16614
1/31/97            15907            16737
2/28/97            15937            16792
3/31/97            15768            16634
4/30/97            15973            16899
5/31/97            16141            17064
6/30/97            16297            17264
7/31/97            16607            17588
8/31/97            16536            17546
9/30/97            16748            17769
10/31/97           16948            17966
11/30/97           16982            18025
12/31/97           17151            18190
1/31/98            17342            18370
2/28/98            17350            18408
3/31/98            17398            18485
4/30/98            17472            18591
5/31/98            17600            18714
6/30/98            17695            18803
7/31/98            17764            18899
8/31/98            18049            19071
9/30/98            18349            19302
10/31/98           18255            19277
11/30/98           18311            19373
12/31/98           18415            19457
1/31/99            18463            19595
2/28/99            18348            19516
3/31/99            18459            19647
4/30/99            18525            19738
5/31/99            18436            19627
6/30/99            18360            19558
7/31/99            18322            19425
8/31/99            18283            19425
9/30/99            18536            19740
10/31/99           18589            19854
11/30/99           18599            19864
12/31/99           18557            19817
1/31/2000          18454            19644
2/29/2000          18647            19872
3/31/2000          18915            20089
4/30/2000          18884            20103
5/31/2000          18914            20113
6/30/2000          19217            20543
7/31/2000          19307            20675
8/31/2000          19581            20989
9/30/2000          19735            21207
10/31/2000         19842            21360

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Mortgage-Backed Securities Index (Lehman Mortgage) is an unmanaged index, generally representative of the general performance of fixed rate mortgage bonds. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                FUND FOR INCOME           FUND FOR INCOME
                    Class A*                 Class G*

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      6.67%        4.54%            6.74%
  Three Years   5.35%        4.64%            5.40%
  Five Years    5.87%        5.44%            5.90%
  Ten Years     7.08%        6.86%            7.09%
  Average Annual Since Inception
  9/16/87       7.67%        7.50%            7.68%

                                       The Victory Taxable Fixed Income Funds

The Victory Investment Quality Bond Fund

For the year ended October 31, 2000, the Victory Investment Quality Bond Fund's total return was 6.04% (Class A shares at net asset value) compared to the total return of 7.30% of its benchmark (Lehman Brothers' Aggregate Bond Index). The Fund's total return was adversely affected, primarily by nontreasury sector spreads widening to their greatest levels in 10 years.

While the Fund's duration was neutral throughout the year, the yield of its portfolio securities averaged approximately 20 basis points higher than its benchmark (this yield does not take into account Fund expenses or gains or losses on securities). This was accomplished partly by our overweighted position in the corporate bond sector and, to a lesser extent, in asset backed bonds. Currently, we continue to overweight our position in corporates as spreads have continued to widen.

During the year, our emphasis was on incorporating higher quality corporate bonds in the portfolio. As we look to the future, we believe spreads will stabilize and duration neutrality will be maintained. We continue to look for relative value opportunities to enhance total return for the benefit of our shareholders.

*Performance information prior to December 21, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

Victory Investment Quality Bond Fund
vs. Lehman Aggregate

(Dollars in thousands)

                  Invest           Invest
            Quality Bond     Quality Bond            Lehman
                 Class A    Class A @ NAV         Aggregate

12/10/93            9425            10000             10000
2/28/94             9356             9927             10013
3/31/94             9152             9710              9766
4/30/94             9079             9633              9688
6/30/94             9044             9596              9665
7/31/94             9201             9762              9857
8/31/94             9196             9757              9870
9/30/94             9076             9630              9724
10/31/94            9055             9608              9716
11/30/94            9060             9613              9694
12/31/94            9142             9700              9761
1/31/95             9293             9860              9954
2/28/95             9493            10072             10191
3/31/95             9534            10115             10253
4/30/95             9664            10254             10397
5/31/95            10038            10650             10799
6/30/95            10091            10707             10878
7/31/95            10050            10663             10854
8/31/95            10166            10786             10985
9/30/95            10252            10877             11092
10/31/95           10379            11012             11236
11/30/95           10526            11168             11404
12/31/95           10665            11315             11564
1/31/96            10708            11361             11641
2/29/96            10533            11176             11439
3/31/96            10453            11091             11359
4/30/96            10383            11016             11295
5/31/96            10341            10971             11273
6/30/96            10454            11092             11424
7/31/96            10476            11115             11455
8/31/96            10441            11078             11436
9/30/96            10623            11271             11635
10/31/96           10861            11523             11893
11/30/96           11050            11724             12097
12/31/96           10927            11594             11984
1/31/97            10965            11634             12021
2/28/97            10977            11647             12051
3/31/97            10846            11507             11917
4/30/97            10991            11662             12096
5/31/97            11083            11759             12210
6/30/97            11209            11893             12355
7/31/97            11514            12217             12688
8/31/97            11397            12093             12580
9/30/97            11552            12256             12765
10/31/97           11694            12407             12951
11/30/97           11731            12447             13010
12/31/97           11851            12574             13141
1/31/98            12007            12740             13310
2/28/98            11980            12711             13300
3/31/98            12018            12751             13346
4/30/98            12077            12814             13415
5/31/98            12196            12940             13543
6/30/98            12297            13047             13657
7/31/98            12305            13055             13686
8/31/98            12513            13276             13909
9/30/98            12769            13548             14235
10/31/98           12636            13407             14160
11/30/98           12691            13465             14240
12/31/98           12740            13517             14283
1/31/99            12807            13588             14385
2/28/99            12551            13316             14134
3/31/99            12628            13398             14212
4/30/99            12668            13440             14257
5/31/99            12528            13292             14132
6/30/99            12455            13215             14087
7/31/99            12409            13166             14027
8/31/99            12377            13132             14020
9/30/99            12517            13281             14183
10/31/99           12487            13249             14235
11/30/99           12470            13231             14234
12/31/99           12428            13186             14165
1/31/2000          12385            13141             14119
2/29/2000          12532            13297             14290
3/31/2000          12680            13454             14478
4/30/2000          12623            13393             14437
5/31/2000          12566            13333             14430
6/30/2000          12813            13595             14730
7/31/2000          12923            13711             14864
8/31/2000          13089            13888             15079
9/30/2000          13159            13961             15174
10/31/2000         13241            14049             15275

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers Aggregate Bond Index (Lehman Aggregate) is an unmanaged index, generally representative of longer-term (greater than 1 year), investment-grade fixed-income securities. An investor cannot invest directly in an index.

                                 Total Return
                            As of October 31, 2000

                 INVESTMENT QUALITY      INVESTMENT QUALITY
                    BOND Class A            BOND Class G*

                              Maximum
                Net Asset     Offering        Net Asset
                Value         Price           Value

  One Year      6.04%         -0.05%          6.28%
  Three Years   4.23%          2.18%          4.31%
  Five Years    4.99%          3.75%          5.04%
  Average Annual Since Inception
  12/10/93      5.06%          4.16%          5.09%

Introduction to
Municipal Fixed Income Funds

                            The Investment Process

The Victory Funds offer a series of Municipal investment strategies that can help you manage your investments. The investment advisor's fixed income specialists maintain a close watch on the credit ratings of the issuers of holdings in the Victory Funds. In addition, our portfolio management team continuously assesses new municipal issues from across the nation for special values and incremental returns.

The portfolio managers of the Victory Funds utilize a three-dimensional approach to managing municipal portfolios.

1. Research.

Credit analysis of municipal securities and issuers is an on-going process. Portfolio managers and credit analysts review over 2,000 existing issues annually in addition to up to 500 new issues each year. Analysts review important factors such as the structure of the offering and the financial status of the issuing entity, as well as any underlying credit enhancements, including insurance and letters of credit.

2. No large duration bets are taken.

Portfolios are carefully managed to keep their duration consistent with their appropriate benchmark.

3. Relative Value. The portfolio manager seeks to identify inefficiencies in the marketplace that may result in an increase in the relative value of the securities both in the portfolio and available in the market place. Differences in relative value of municipal securities are created by factors such as geographic and economic trends, regulatory changes, forces of supply and demand and investor sentiment.

   The portfolio management team for the Victory Municipal Funds seeks to keep the municipal portfolios fully invested while focusing on maintaining superior credit quality and adequate liquidity.

   TAX-EXEMPT SECURITIES UNIVERSE
   2000+ issues reviewed per year;
   500 new issues reviewed per year

   ISSUE AND ISSUER CREDIT QUALITY

   DURATION AND MATURITY SCREEN

   INTERMEDIATE-TERM POOL

   LONG-TERM POOL

   RELATIVE VALUE

   Scarcity/Liquidity; Geographic/Economic Trends;
   Positive Curve Convexity; New Issues; Sector Analysis

   INTERMEDIATE-TERM FUNDS

   The Victory New York
   Tax-Free Fund

   The Victory Ohio Municipal
   Bond Fund

   LONG-TERM FUND

   The Victory National Municipal
   Bond Fund

                                     The Victory Municipal Fixed Income Funds

The Victory National Municipal Bond Fund
The Victory New York Tax-Free Fund
The Victory Ohio Municipal Bond Fund

The year ended October 31, 2000, was a great year for municipal bonds. Most Municipal Funds outperformed even the S&P 500** for the first three-quarters of 2000, an uncommon event over the last five years.

Due to the continued strength of the U.S. economy, credit ratings for Municipal Bonds continue to improve. The number of ratings upgrades has outpaced the number of downgrades almost every quarter throughout the past five years. The one sector where there is continued downward pressure on ratings is the healthcare sector. The Fund has limited exposure to this sector and generally purchases hospital bonds that have been insured and receive AAA ratings.

The National Municipal Bond Fund added another year to its pattern of strong performance versus its peer group, Lipper Intermediate Municipal Debt Funds. As of October 31, 2000 the fund ranked 6th out of 120 in its peer group for the one-year period, 4th out of 114 for the three-year period and 3rd out of 99 for the five-year period.

The New York Tax-Free Fund continues to be managed for income. The shorter duration of the fund that helped its performance last year ended up dampening its upside this year as it has a shorter duration than most funds in its peer group, Lipper New York Insured Municipal Debt Funds, and did not benefit as much from falling interest rates.

The Ohio Municipal Bond Fund also continued to outperform most of its peer group, Lipper Ohio Municipal Debt Funds. As of October 31, 2000 the fund ranked 9th out of 51 for the one-year period, 2nd out of 48 for the three year period, 4th out of 45 for the five year period and 4th out of 15 for the ten year period.

Given more signs of a decelerating economy and benign inflation data since their last meeting, we believe the Fed is done raising rates in 2000. In recent speeches by Fed Chairman Greenspan and other Federal Reserve governors, they have reiterated that demand is slowing and that energy prices have not yet contributed to inflationary pressures. In this type of environment, we believe the Fed could drop their inflationary bias when they meet in November or December.

*Performance information prior to December 17, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Certain investors may be subject to Federal alternative minimum tax rates.

Fund holdings are subject to change at any time.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

**The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-sized companies. An investor cannot invest directly in an index.

The Victory National Municipal Bond Fund

Victory National Municipal Bond Fund
vs. Lehman 7-Yr & 10-Yr Muni

(Dollars in thousands)

           National Muni    National Muni            Lehman            Lehman
                 Class A    Class A @ NAV         7-Yr Muni        10-Yr Muni

2/3/94              9425            10000             10000             10000
3/31/94             9083             9638              9522              9355
4/30/94             9159             9718              9592              9472
5/31/94             9212             9773              9640              9533
6/30/94             9184             9744              9623              9492
7/31/94             9307             9875              9759              9651
8/31/94             9351             9922              9809              9689
9/30/94             9162             9721              9716              9558
10/31/94            8990             9538              9618              9419
11/30/94            8792             9328              9478              9241
12/31/94            8953             9499              9622              9407
1/31/95             9222             9784              9802              9651
2/28/95             9419             9993             10022              9924
3/31/95             9532            10114             10126             10058
4/30/95             9544            10127             10153             10070
5/31/95             9805            10403             10423             10389
6/30/95             9793            10391             10413             10325
7/31/95             9931            10537             10546             10477
8/31/95            10054            10667             10670             10619
9/30/95            10106            10723             10711             10687
10/31/95           10250            10875             10804             10810
11/30/95           10372            11005             10923             10955
12/31/95           10535            11178             10980             11022
1/31/96            10633            11282             11087             11134
2/29/96            10652            11302             11049             11088
3/31/96            10494            11134             10942             10950
4/30/96            10471            11110             10922             10911
5/31/96            10482            11122             10906             10881
6/30/96            10542            11185             10990             10984
7/31/96            10652            11302             11081             11090
8/31/96            10640            11289             11087             11090
9/30/96            10727            11382             11187             11204
10/31/96           10846            11507             11307             11345
11/30/96           11028            11701             11496             11575
12/31/96           11004            11675             11462             11523
1/31/97            11010            11682             11503             11568
2/28/97            11109            11787             11598             11677
3/31/97            10980            11649             11449             11521
4/30/97            11058            11732             11508             11606
5/31/97            11221            11905             11653             11770
6/30/97            11342            12034             11765             11900
7/31/97            11654            12365             12038             12234
8/31/97            11529            12232             11953             12116
9/30/97            11667            12379             12079             12269
10/31/97           11725            12440             12151             12334
11/30/97           11783            12501             12193             12392
12/31/97           11968            12698             12343             12587
1/31/98            12063            12799             12473             12727
2/28/98            12093            12831             12484             12726
3/31/98            12093            12830             12484             12717
4/30/98            11999            12731             12412             12647
5/31/98            12223            12968             12594             12862
6/30/98            12273            13021             12629             12910
7/31/98            12302            13053             12671             12930
8/31/98            12516            13280             12864             13155
9/30/98            12661            13434             13030             13350
10/31/98           12681            13455             13049             13356
11/30/98           12701            13475             13084             13396
12/31/98           12722            13498             13112             13438
1/31/99            12896            13683             13303             13644
2/28/99            12816            13598             13229             13521
3/31/99            12807            13588             13223             13514
4/30/99            12846            13630             13255             13550
5/31/99            12766            13545             13190             13455
6/30/99            12576            13343             12999             13205
7/31/99            12666            13438             13087             13294
8/31/99            12646            13417             13057             13245
9/30/99            12637            13408             13106             13290
10/31/99           12555            13321             13050             13196
11/30/99           12654            13426             13146             13340
12/31/99           12609            13378             13093             13271
1/31/2000          12563            13329             13062             13216
2/29/2000          12654            13426             13115             13320
3/31/2000          12870            13655             13302             13579
4/30/2000          12810            13591             13252             13511
5/31/2000          12777            13556             13223             13431
6/30/2000          13100            13899             13518             13796
7/31/2000          13284            14094             13688             13987
8/31/2000          13481            14303             13868             14204
9/30/2000          13421            14240             13826             14138
10/31/2000         13568            14395             13944             14283

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 7-year Muni Bond Fund Index is an unmanaged index, generally representative of investment grade muni bonds with maturities of 6-8 years, weighted according to the total market value of each bond in the Index. An investor cannot invest directly in an index.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                NATIONAL MUNI Class A   NATIONAL MUNI Class G*

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      8.07%        1.86%            7.68%
  Three Years   4.99%        2.94%            4.86%
  Five Years    5.77%        4.53%            5.69%
  Average Annual Since Inception
  2/3/94        5.55%        4.63%            5.50%

The Victory Municipal Fixed Income Funds

The Victory New York Tax-Free Fund

Victory New York Tax-Free Fund
vs. Lehman 10-Yr Muni

(Dollars in thousands)

             NY Tax-Free      NY Tax-Free            Lehman
                 Class A    Class A @ NAV        10-Yr Muni

2/11/91             9427            10000             10000
2/28/91             9335             9903             10086
3/31/91             9415             9988             10081
4/30/91             9567            10149             10220
5/31/91             9678            10267             10297
6/30/91             9600            10184             10285
7/31/91             9757            10350             10393
8/31/91             9897            10500             10533
9/30/91            10030            10640             10694
10/31/91           10108            10722             10782
11/30/91           10069            10681             10800
12/31/91           10352            10982             11030
1/31/92            10280            10905             11053
2/29/92            10345            10974             11036
3/31/92            10373            11004             11019
4/30/92            10484            11122             11124
5/31/92            10588            11232             11254
6/30/92            10725            11377             11449
7/31/92            11189            11869             11825
8/31/92            10985            11653             11685
9/30/92            10977            11645             11782
10/31/92           10832            11491             11662
11/30/92           11093            11768             11875
12/31/92           11207            11889             12013
1/31/93            11323            12012             12216
2/28/93            11717            12429             12663
3/31/93            11620            12327             12478
4/30/93            11734            12448             12597
5/31/93            11832            12552             12641
6/30/93            11974            12702             12890
7/31/93            12045            12778             12922
8/31/93            12280            13027             13190
9/30/93            12405            13159             13353
10/31/93           12476            13235             13375
11/30/93           12354            13106             13265
12/31/93           12590            13356             13548
1/31/94            12719            13493             13714
2/28/94            12489            13248             13339
3/31/94            12132            12870             12829
4/30/94            12107            12844             12990
5/31/94            12182            12923             13074
6/30/94            12148            12887             13018
7/31/94            12298            13047             13236
8/31/94            12306            13055             13287
9/30/94            12187            12928             13108
10/31/94           12048            12781             12917
11/30/94           11829            12549             12673
12/31/94           12013            12744             12901
1/31/95            12260            13006             13235
2/28/95            12531            13293             13610
3/31/95            12637            13406             13794
4/30/95            12670            13441             13811
5/31/95            12937            13724             14248
6/30/95            12951            13739             14160
7/31/95            13037            13830             14368
8/31/95            13111            13909             14563
9/30/95            13202            14005             14656
10/31/95           13351            14163             14825
11/30/95           13501            14322             15024
12/31/95           13612            14440             15116
1/31/96            13681            14513             15269
2/29/96            13656            14487             15207
3/31/96            13472            14292             15017
4/30/96            13455            14274             14964
5/31/96            13468            14287             14922
6/30/96            13554            14378             15064
7/31/96            13692            14525             15209
8/31/96            13744            14580             15209
9/30/96            13855            14698             15365
10/31/96           13955            14804             15559
11/30/96           14109            14967             15874
12/31/96           14088            14945             15803
1/31/97            14096            14953             15865
2/28/97            14202            15066             16015
3/31/97            14078            14934             15800
4/30/97            14170            15031             15916
5/31/97            14296            15166             16142
6/30/97            14407            15283             16320
7/31/97            14682            15575             16779
8/31/97            14589            15476             16616
9/30/97            14701            15596             16827
10/31/97           14760            15658             16916
11/30/97           14815            15716             16994
12/31/97           14939            15848             17262
1/31/98            15021            15935             17454
2/28/98            15022            15936             17453
3/31/98            15053            15969             17441
4/30/98            14987            15898             17345
5/31/98            15192            16116             17639
6/30/98            15261            16190             17704
7/31/98            15298            16229             17733
8/31/98            15542            16487             18041
9/30/98            15713            16669             18309
10/31/98           15663            16615             18317
11/30/98           15722            16678             18372
12/31/98           15735            16692             18429
1/31/99            15872            16837             18711
2/28/99            15836            16799             18543
3/31/99            15836            16800             18534
4/30/99            15863            16828             18583
5/31/99            15802            16763             18453
6/30/99            15652            16604             18110
7/31/99            15679            16633             18232
8/31/99            15592            16540             18165
9/30/99            15529            16474             18226
10/31/99           15390            16326             18097
11/30/99           15508            16451             18150
12/31/99           15422            16361             18200
1/31/2000          15386            16322             18125
2/29/2000          15558            16505             18268
3/31/2000          15861            16825             18623
4/30/2000          15769            16729             18529
5/31/2000          15707            16663             18420
6/30/2000          16041            17017             18920
7/31/2000          16231            17218             19182
8/31/2000          16407            17405             19480
9/30/2000          16303            17295             19389
10/31/2000         16467            17469             19588

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                NY TAX-FREE Class A      NY TAX-FREE Class G*

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      7.00%        0.85%            6.25%
  Three Years   3.72%        1.70%            3.48%
  Five Years    4.29%        3.06%            4.14%
  Average Annual Since Inception
  2/11/91       5.91%        5.27%            5.83%

The Victory Ohio Municipal Bond Fund

Victory Ohio Municipal Bond Fund
vs. Lehman 10-Yr Muni

(Dollars in thousands)

               Ohio Muni        Ohio Muni            Lehman
                 Class A    Class A @ NAV        10-Yr Muni

10/31/90            9425            10000             10000
11/30/90            9567            10150             10204
12/31/90            9595            10180             10229
1/31/91             9733            10327             10398
2/28/91             9828            10428             10487
3/31/91             9800            10398             10482
4/30/91             9923            10529             10626
5/31/91             9996            10605             10707
6/30/91             9975            10583             10694
7/31/91            10061            10675             10806
8/31/91            10178            10799             10952
9/30/91            10296            10924             11120
10/31/91           10355            10986             11210
11/30/91           10381            11015             11229
12/31/91           10626            11274             11468
1/31/92            10663            11313             11493
2/29/92            10658            11308             11475
3/31/92            10635            11284             11458
4/30/92            10716            11369             11567
5/31/92            10834            11495             11702
6/30/92            10971            11641             11905
7/31/92            11292            11981             12295
8/31/92            11159            11840             12150
9/30/92            11220            11905             12251
10/31/92           11115            11793             12126
11/30/92           11326            12017             12348
12/31/92           11451            12149             12491
1/31/93            11590            12297             12702
2/28/93            12007            12739             13166
3/31/93            11820            12541             12974
4/30/93            11986            12717             13098
5/31/93            12051            12786             13143
6/30/93            12284            13033             13403
7/31/93            12265            13013             13436
8/31/93            12519            13283             13715
9/30/93            12741            13518             13884
10/31/93           12754            13532             13907
11/30/93           12608            13378             13793
12/31/93           12898            13685             14087
1/31/94            13075            13873             14260
2/28/94            12694            13468             13869
3/31/94            12245            12992             13340
4/30/94            12311            13062             13507
5/31/94            12475            13236             13594
6/30/94            12386            13142             13535
7/31/94            12574            13341             13763
8/31/94            12613            13383             13816
9/30/94            12423            13181             13630
10/31/94           12233            12980             13431
11/30/94           12050            12785             13177
12/31/94           12323            13075             13414
1/31/95            12681            13454             13762
2/28/95            13050            13846             14151
3/31/95            13147            13949             14343
4/30/95            13169            13973             14360
5/31/95            13598            14427             14815
6/30/95            13473            14294             14723
7/31/95            13575            14403             14939
8/31/95            13764            14603             15142
9/30/95            13844            14688             15239
10/31/95           14069            14928             15415
11/30/95           14285            15156             15622
12/31/95           14507            15392             15717
1/31/96            14581            15471             15877
2/29/96            14510            15395             15811
3/31/96            14273            15143             15615
4/30/96            14237            15105             15560
5/31/96            14244            15113             15516
6/30/96            14373            15250             15663
7/31/96            14537            15424             15813
8/31/96            14542            15429             15814
9/30/96            14737            15636             15976
10/31/96           14893            15802             16178
11/30/96           15155            16079             16506
12/31/96           15134            16057             16432
1/31/97            15087            16007             16496
2/28/97            15214            16142             16652
3/31/97            14993            15908             16429
4/30/97            15097            16018             16550
5/31/97            15315            16250             16784
6/30/97            15459            16402             16969
7/31/97            15886            16855             17446
8/31/97            15695            16652             17277
9/30/97            15897            16867             17496
10/31/97           15990            16965             17589
11/30/97           16070            17050             17670
12/31/97           16325            17321             17949
1/31/98            16491            17497             18148
2/28/98            16469            17474             18147
3/31/98            16479            17484             18134
4/30/98            16372            17370             18035
5/31/98            16698            17717             18341
6/30/98            16768            17791             18409
7/31/98            16787            17811             18438
8/31/98            17090            18133             18759
9/30/98            17337            18395             19038
10/31/98           17298            18353             19046
11/30/98           17358            18417             19103
12/31/98           17395            18456             19162
1/31/99            17587            18660             19456
2/28/99            17486            18552             19281
3/31/99            17487            18554             19271
4/30/99            17533            18602             19323
5/31/99            17401            18463             19187
6/30/99            17149            18195             18831
7/31/99            17208            18258             18957
8/31/99            17086            18128             18887
9/30/99            17054            18095             18951
10/31/99           16901            17932             18817
11/30/99           17036            18075             19023
12/31/99           16931            17964             18924
1/31/2000          16826            17852             18846
2/29/2000          17028            18067             18994
3/31/2000          17370            18429             19364
4/30/2000          17248            18301             19267
5/31/2000          17113            18157             19152
6/30/2000          17588            18661             19673
7/31/2000          17844            18933             19945
8/31/2000          18118            19223             20254
9/30/2000          18014            19113             20161
10/31/2000         18227            19338             20367

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Lehman Brothers 10-year Municipal Bond Index (Lehman 10 Yr Muni) is an unmanaged index, generally representative of investment-grade municipal bonds with maturities of 8-12 years. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                OHIO MUNI BOND Class A   OHIO MUNI BOND Class G**

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      7.84%        1.62%            7.89%
  Three Years   4.46%        2.41%            4.42%
  Five Years    5.31%        4.08%            5.29%
  Ten Years     6.82%        6.19%            6.80%
  Average Annual Since Inception
  5/18/90       6.84%        6.24%            6.83%

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

*Performance information prior to December 21, 1999 for the New York Tax-Free
 Fund, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

**Performance information prior to March 26, 1999 for the Ohio Municipal Bond
  Fund, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Certain investors may be subject to Federal alternative minimum tax rates.

Fund holdings are subject to change at any time.

Introduction to
Specialty Funds

                            The Investment Process

Specialty funds either represent an integrated investment approach combining equity and fixed income exposure, or represent an entirely unique investment category. Some of our specialty funds will mix their exposure in equity and fixed income investments in order to achieve a more "balanced" or integrated investment approach. The other specialty funds within our fund family represent a unique investment niche or asset class. Specialty funds will typically fall between equity and fixed income investments in terms of risk and reward potential.

Victory Balanced Fund

The Victory Balanced Fund's objective is to seek to provide both current income and capital appreciation for investors. The challenge of this Fund is to find the right "balance" between common stocks and fixed income securities. A "value" style is adhered to when identifying stocks which are believed to be undervalued in relation to their earnings potential. Relative value is the primary emphasis of the fixed income investment decision process.


Victory Real Estate Fund

The Victory Real Estate Investment Fund employs a "bottom-up" portfolio strategy and seeks to produce competitive total returns by focusing on capital preservation and:

*    identifying undervalued securities

*    examining dividend and cash flow factors

*    evaluating a firm's business acumen

* analyzing superior prospects for high current income and capital appreciation.


Victory Convertible Fund

A three pronged analysis is conducted before including any security in the Convertible Fund.

1. An equity analysis is done on the common stocks to evaluate the underlying company's growth rates, competitive advantage and management teams.

2. A fixed income evaluation is conducted. This helps measure the volatility of the securities under consideration and can also help predict how the securities will react in varying interest rate environments.

3. Those securities that make it through the first two steps must then undergo a convertible analysis to determine if they are undervalued in the current market.

The Victory Specialty Funds

The Victory Balanced Fund

As of the end of 2000 fiscal year, the Victory Balanced Fund trailed the Lipper Balanced Fund Index by 114 basis points. The Fund's total return as of October 31, 2000, was 6.74% (Class A Shares at net asset value) versus 7.88% for the Index.

A 5.0% weighting in international equities negatively impacted the performance of the equity portion of the fund as the performance of international equities trailed both domestic equities and fixed income securities. Performance of the fixed income portion of the Fund was also negatively impacted by a 10 year high in the widening of non-treasury sector spreads. The Fund maintained a fairly consistent asset allocation throughout the year with approximately 57% to 58% in equities, 33% to 34% in fixed income and 3% to 4% in cash.

The domestic equities are managed in a large cap value style with a focus on increasing the overweight in the financial sectors. Currently we believe financial stocks are attractively priced considering that the impact of interest rate increases over the last year have already been priced into these stocks. In addition, the insurance industry appears particularly attractive due to current valuations and a positive turn in the pricing cycle. We expect consolidation will play a major factor in both of these industries over the next several years and the Fund will attempt to take advantage of its positions in these industries.

The fixed income portion of the Fund attempted to increase the corporate overweight as spreads have widened throughout the year. The portfolio securities of the Fund have had a 20 to 28 basis point yield advantage over the Lehman Aggregate Index** in the corporate bond sector that was partially offset by an underweighting in the agency sector (this yield does not take into account Fund expenses or gains or losses on securities). In addition, the Fund emphasized higher quality corporate bonds as spreads widened with sub-sector overweights in oil and underweights in telecoms.

As we move into Fiscal Year 2001, we expect spreads to stabilize or possibly tighten -- an advantage to the Fund's fixed-income positioning -- while maintaining yield advantage and duration neutrality. We will position the Fund in an effort to deliver above average returns with below average risk, thereby providing shareholders with a high quality investment that attempts to deliver consistent returns.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

*Performance information prior to December 15, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

**Lehman Aggregate Index is a broad-based unmanaged index that represents the general performance of longer-term (greater than 1 year) investment-grade fixed-income securities. An investor cannot invest directly in an index.

Victory Balanced Fund
vs. S&P 500 & Lipper Balanced

(Dollars in thousands)

                Balanced         Balanced                              Lipper
                 Class A    Class A @ NAV           S&P 500          Balanced

12/10/93            9425            10000             10000             10000
1/31/94             9623            10210             10340             10262
3/31/94             9073             9626              9621              9695
4/30/94             9094             9649              9744              9716
6/30/94             9096             9651              9661              9621
7/31/94             9294             9861              9979              9838
8/31/94             9507            10087             10388             10084
9/30/94             9268             9833             10134              9903
10/31/94            9371             9943             10361              9933
11/30/94            9190             9751              9984              9702
12/31/94            9296             9863             10132              9795
1/31/95             9483            10062             10395              9917
2/28/95             9800            10398             10800             10206
3/31/95             9966            10574             11119             10386
4/30/95            10192            10814             11446             10581
5/31/95            10555            11199             11904             10920
6/30/95            10619            11267             12180             11113
7/31/95            10805            11464             12584             11348
8/31/95            10861            11524             12616             11437
9/30/95            11156            11837             13148             11710
10/31/95           11173            11854             13101             11680
11/30/95           11509            12211             13676             12043
12/31/95           11724            12439             13940             12233
1/31/96            11966            12696             14414             12453
2/29/96            11894            12619             14548             12459
3/31/96            12056            12791             14688             12506
4/30/96            12110            12848             14904             12589
5/31/96            12213            12958             15289             12718
6/30/96            12303            13053             15347             12760
7/31/96            12048            12783             14669             12432
8/31/96            12204            12948             14978             12628
9/30/96            12662            13435             15822             13097
10/31/96           12991            13784             16258             13374
11/30/96           13692            14527             17487             13997
12/31/96           13430            14249             17140             13829
1/31/97            13848            14693             18211             14257
2/28/97            13892            14739             18354             14310
3/31/97            13560            14387             17600             13894
4/30/97            13934            14784             18650             14312
5/31/97            14472            15355             19786             14898
6/30/97            14874            15781             20674             15391
7/31/97            15654            16608             22318             16268
8/31/97            15069            15988             21067             15753
9/30/97            15651            16606             22221             16380
10/31/97           15462            16406             21479             16082
11/30/97           15803            16767             22473             16378
12/31/97           16050            17029             22859             16636
1/31/98            16176            17163             23112             16755
2/28/98            16741            17762             24779             17420
3/31/98            17237            18288             26048             17952
4/30/98            17399            18460             26309             18078
5/31/98            17336            18393             25857             17895
6/30/98            17665            18743             26908             18225
7/31/98            17640            18716             26621             18012
8/31/98            16376            17375             22778             16460
9/30/98            17178            18225             24231             17171
10/31/98           17712            18793             26202             17813
11/30/98           18287            19402             27792             18465
12/31/98           18924            20079             29391             19146
1/31/99            19230            20403             30621             19452
2/28/99            18849            19999             29669             18985
3/31/99            19205            20376             30857             19453
4/30/99            19793            21000             32051             20091
5/31/99            19500            20689             31294             19781
6/30/99            20026            21248             33034             20328
7/31/99            19628            20825             31999             19947
8/31/99            19465            20652             31841             19738
9/30/99            19161            20330             30968             19485
10/31/99           19789            20996             32928             20049
11/30/99           19878            21090             33604             20265
12/31/99           20220            21454             35576             20865
1/31/2000          19748            20953             33788             20341
2/29/2000          19418            20602             33149             20292
3/31/2000          20623            21881             36392             21486
4/30/2000          20291            21529             35297             21093
5/31/2000          20274            21511             34573             20894
6/30/2000          20328            21568             35425             21228
7/31/2000          20324            21564             34871             21170
8/31/2000          21132            22421             37037             22115
9/30/2000          20822            22092             35082             21649
10/31/2000         21124            22412             34934             21630

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The Lipper Balanced Fund Index is an unmanaged index, generally representative of the 30 largest funds within the Lipper Balanced Fund (Lipper Balanced) investment category. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                BALANCED FUND Class A   BALANCED FUND Class G*

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year       6.74%        0.61%            6.72%
  Three Years   10.96%        8.78%           10.95%
  Five Years    13.59%       12.25%           13.58%
  Average Annual Since Inception
  12/10/93      12.43%       11.46%           12.42%

                                                  The Victory Specialty Funds

The Victory Convertible Securities Fund

The Convertible Securities Fund produced significant gains over the past year. This is particularly evident over the past 10 months, as the Fund outperformed its peer group by a significant margin. Sectors contributing to performance included: technology and telecom, consumer staples, energy and utilities, and financials. Capital goods and consumer cyclicals contributed to a lesser degree, while basic industries had a negative impact on performance.

The conservative structure of the Fund (versus its peers) hindered performance during the dramatic rise of the NASDAQ in 1999; however, it had the opposite effect in 2000. The considerable underweight in the technology and telecom sectors (roughly 35% vs. 50%) insulated the Fund from the sharp market decline in the spring of 2000.

In addition, the relative smaller allocation to equity-sensitive convertibles also cushioned the Fund from this market setback. Equity sensitivity (as measured by the Fund's delta*) is approximately .55 (for the fiscal year ending October 31, 2000) versus .75 for the convertible universe. This means that during this period the Fund captured about 55% of the underlying equity movement.

The correction that occurred late in the first quarter, and early in the second quarter of 2000, did allow us to selectively add to positions within the software and biotech industries; sectors that performed well throughout the remainder of the year. In the latter part of the year, overweights in the energy and financial sectors aided performance.

The Fund employs a balanced approached to the portfolio. Dedicating roughly one third of the Fund to equity, total return and high yield alternatives allows it to participate in a majority of the market's upside potential and attempts to reduce the downside.

The Fund will continue to utilize the balanced, conservative structure discussed. In addition, the Fund seeks to provide a relatively high yield relative to its benchmark in an attempt to help performance, given a volatile equity environment, while still allowing it to potentially participate in a healthy degree of the upside returns.

*Delta: A measure of the relationship between an option price and the underlying futures contract or stock price. (Definition from Dictionary of Finance and Investment Terms, fourth edition, by John Downes and Jordan Elliot Goodman)

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

**Performance information prior to December 21, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

Victory Convertible Securities Fund
vs. S&P 500 & Lipper Convertible Securities Fund Index

(Dollars in thousands)

             Convertible      Convertible
              Securities       Securities                         Lipper Conv
                 Class A    Class A @ NAV            S&P500        Securities

10/31/90            9425            10000             10000             10000
11/30/90            9845            10445             10495             10454
12/31/90           10025            10636             10756             10713
1/31/91            10268            10894             11202             11134
2/28/91            10832            11493             11956             11694
3/31/91            10965            11634             12100             11864
4/30/91            11326            12017             12225             12003
5/31/91            11631            12340             12697             12282
6/30/91            11439            12137             12089             11981
7/31/91            11737            12453             12631             12267
8/31/91            12104            12843             12880             12608
9/30/91            12380            13135             12633             12670
10/31/91           12529            13293             12782             12917
11/30/91           12436            13194             12221             12590
12/31/91           12801            13582             13585             13292
1/31/92            13113            13913             13314             13633
2/29/92            13245            14053             13442             13879
3/31/92            13017            13811             13149             13710
4/30/92            13175            13979             13515             13754
5/31/92            13395            14212             13528             13987
6/30/92            13322            14134             13294             13843
7/31/92            13744            14582             13817             14208
8/31/92            13756            14595             13485             14131
9/30/92            13967            14819             13608             14404
10/31/92           13855            14700             13637             14541
11/30/92           13830            14674             14050             14902
12/31/92           14247            15116             14192             15208
1/31/93            14560            15448             14292             15550
2/28/93            14886            15794             14441             15552
3/31/93            15264            16195             14711             16060
4/30/93            15462            16405             14337             15958
5/31/93            15766            16728             14500             16315
6/30/93            15924            16896             14674             16449
7/31/93            16206            17194             14596             16548
8/31/93            16701            17720             15099             17001
9/30/93            16768            17791             14948             17126
10/31/93           17053            18093             15238             17384
11/30/93           16931            17964             15041             17229
12/31/93           17109            18152             15193             17465
1/31/94            17291            18346             15687             17908
2/28/94            17081            18123             15215             17755
3/31/94            16674            17691             14519             17130
4/30/94            16490            17496             14687             16912
5/31/94            16376            17375             14869             16889
6/30/94            16361            17359             14470             16748
7/31/94            16563            17574             14926             17021
8/31/94            16780            17804             15488             17503
9/30/94            16838            17865             15071             17363
10/31/94           16779            17803             15385             17331
11/30/94           16193            17181             14777             16847
12/31/94           16005            16982             14959             16827
1/31/95            16082            17063             15322             16982
2/28/95            16482            17487             15875             17386
3/31/95            16943            17977             16309             17788
4/30/95            17396            18457             16765             18094
5/31/95            17739            18821             17373             18486
6/30/95            17816            18903             17743             18876
7/31/95            18292            19407             18307             19442
8/31/95            18798            19945             18301             19587
9/30/95            19099            20264             19035             19884
10/31/95           18859            20009             18940             19560
11/30/95           19500            20690             19718             20147
12/31/95           19896            21109             20061             20372
1/31/96            20629            21887             20716             20736
2/29/96            20729            21993             20859             21058
3/31/96            21029            22312             21025             21260
4/30/96            21130            22419             21307             21756
5/31/96            21400            22705             21794             22110
6/30/96            21332            22634             21843             21817
7/31/96            20734            21999             20844             21049
8/31/96            21435            22742             21236             21796
9/30/96            22033            23377             22386             22487
10/31/96           22587            23965             22971             22594
11/30/96           23452            24883             24657             23368
12/31/96           23703            25149             24127             23354
1/31/97            24089            25559             25606             24053
2/28/97            24328            25812             25758             23945
3/31/97            23920            25379             24660             23473
4/30/97            24031            25497             26100             23633
5/31/97            24943            26464             27629             24757
6/30/97            25780            27352             28830             25545
7/31/97            26872            28511             31082             26725
8/31/97            26797            28431             29297             26719
9/30/97            27646            29332             30854             27919
10/31/97           27189            28848             29790             27217
11/30/97           27265            28929             31118             27129
12/31/97           27579            29261             31608             27300
1/31/98            27496            29173             31929             27341
2/28/98            28263            29987             34178             28540
3/31/98            29462            31260             35886             29424
4/30/98            29358            31148             36229             29560
5/31/98            28687            30437             35529             28969
6/30/98            28930            30694             36931             28855
7/31/98            28252            29975             36503             28323
8/31/98            25605            27166             31188             25027
9/30/98            25842            27419             33127             25390
10/31/98           26185            27782             35785             26111
11/30/98           26849            28487             37903             27166
12/31/98           27362            29032             40037             28070
1/31/99            28215            29937             41679             28983
2/28/99            27931            29635             40334             27976
3/31/99            28524            30264             41898             28619
4/30/99            29407            31201             43488             29969
5/31/99            29253            31037             42402             30094
6/30/99            30183            32024             44711             31156
7/31/99            29780            31597             43278             30882
8/31/99            29444            31240             43007             30606
9/30/99            28791            30547             41779             30321
10/31/99           29448            31244             44392             31332
11/30/99           29597            31403             45243             32903
12/31/99           30577            32442             47855             36013
1/31/2000          30698            32570             45419             36144
2/29/2000          32339            34312             44506             39573
3/31/2000          33022            35036             48810             39906
4/30/2000          33046            35062             47307             38129
5/31/2000          33216            35243             46270             36736
6/30/2000          34897            37025             47378             38916
7/31/2000          34700            36817             46604             38037
8/31/2000          36963            39217             49432             40938
9/30/2000          36550            38779             46788             40166
10/31/2000         35506            37672             46557             38813

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

The Lipper Convertible Securities Fund Index is an unmanaged index, generally representative of convertible bonds and convertible preferred shares. Lipper Mutual Fund Indices are equally weighted and composed of the largest mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. An investor cannot invest directly in an index.

Portfolio holdings are subject to change.

                               Total Return
                          As of October 31, 2000

                CONVERTIBLE SECURITIES  CONVERTIBLE SECURITIES
                        Class A                Class G**

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      20.57%       13.66%           20.93%
  Three Years    9.30%        7.17%            9.41%
  Five Years    13.49%       12.15%           13.56%
  Ten Years     14.18%       13.51%           14.22%
  Average Annual Since Inception
  4/14/88       11.88%       11.35%           11.90%

The Victory Specialty Funds

The Victory Real Estate Investment Fund

The Victory Real Estate Investment Fund experienced strong gains during the volatile past 12-months ended October 31, 2000, providing a total return of 23.04% (Class A Shares at net asset value), outperforming the Morgan Stanley REIT (RMS) Index (18.20%) by 484 basis points.

The REIT sector rallied at various times throughout the year in response to sell-offs in the technology sector. REITs, along with utility stocks, were seen to provide a safe haven in the midst of broader market volatility. The low correlation with the S&P 500 appeared attractive to investors seeking to diversify their portfolios and alter the risk/return profile.

The solid fundamentals for real estate in most property types and in most geographic regions supports strength in the REIT sector. The demand and supply of space are in equilibrium, except in a few pockets of traditional overbuilding such as Texas and Florida, although continuing above-average job growth in these regions mitigates the problem for the present. The Victory Real Estate Investment Fund focuses on properties located in regions less vulnerable to oversupply and less at risk in the event of a slowdown in job creation such as the West Coast and the Northeast.

The outperformance of the Victory Real Estate Investment Fund was largely due to the overweighting in the office sector, particularly the downtown office market. With continued strength in the business community, demand for space has exceeded in major markets such as New York City, San Francisco, Boston and the Washington D.C. region. As a result of this imbalance, rental rates have risen rapidly and spiking considerably (such as the 60% rise reported in Silicon Valley). Companies in which the Fund is invested, such as Boston Properties, Equity Office and Vornado, have taken the opportunity to lease up available space at the new rates in addition to selecting only the best credit-worthy tenants.

The Fund avoided some of the sector problems through its underweighting in retail real estate stocks. The retail experienced some price softening due to generally reduced consumer spending at the malls and strip shopping centers. In addition, the bankruptcy of some movie theatre companies, often housed in suburban malls, has negatively impacted the earnings at those malls.

Consensus Earnings or Funds from Operation (FFO) growth for the REIT sector for the year 2000 is anticipated to be around 9%. This earnings growth expectation is based on forecasted solid internal growth as the REITs increase their revenues through rental rate hikes and high occupancies. In addition, earnings are improved by cost reduction improvements aided by new technologies being deployed at the property management level.

As the broader market is anticipated to continue its volatility going into 2001, the Victory Real Estate Investment Fund is continually evolving to provide a defensive alternative for investors. The REIT sector is a high-yielding, value-stock sector and the objective of the Fund is to be even more focused on capital preservation, as has been proven over the past year. The defensive characteristics are due to the high dividend yield, the low earnings multiple and the high visibility of earnings which are anticipated to grow 8.5%-10% for the next year.

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of different classes of shares will vary based on differences in sales charges and class specific expenses paid by the shareholders.

*Performance information prior to December 15, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Investments in this Fund are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk and diversification risk. By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Fund holdings are subject to change at any time.

Victory Real Estate Investment Fund
vs. MSREIT Index

(Dollars in thousands)

             Real Estate      Real Estate
              Investment       Investment            MSREIT
                 Class A    Class A @ NAV             Index

4/30/97             9425            10000             10000
5/31/97             9661            10250             10300
6/30/97            10170            10790             10845
7/31/97            10745            11400             11139
8/31/97            10763            11420             11064
9/30/97            11844            12567             12110
10/31/97           11538            12242             11783
11/30/97           11682            12394             11957
12/31/97           11996            12728             12229
1/31/98            11899            12625             12054
2/28/98            11812            12533             11860
3/31/98            12097            12835             12141
4/30/98            11755            12472             11711
5/31/98            11609            12317             11609
6/30/98            11636            12346             11607
7/31/98            10878            11541             10778
8/31/98             9953            10560              9773
9/30/98            10413            11048             10379
10/31/98           10164            10784             10186
11/30/98           10363            10995             10346
12/31/98           10265            10891             10162
1/31/99            10153            10773              9889
2/28/99            10032            10644              9726
3/31/99            10073            10688              9673
4/30/99            10951            11619             10608
5/31/99            11175            11857             10833
6/30/99            10949            11617             10631
7/31/99            10722            11376             10297
8/31/99            10670            11321             10198
9/30/99            10377            11010              9771
10/31/99           10167            10787              9548
11/30/99            9905            10509              9407
12/31/99           10325            10955              9699
1/31/2000          10399            11034              9760
2/29/2000          10357            10988              9605
3/31/2000          10954            11622              9957
4/30/2000          11445            12143             10626
5/31/2000          11658            12369             10724
6/30/2000          12091            12828             10990
7/31/2000          12997            13790             11986
8/31/2000          12641            13412             11495
9/30/2000          13054            13850             11848
10/31/2000         12510            13273             11286

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

The Morgan Stanley REIT Index (MSREIT Index) is an unmanaged index, generally representative of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                   REIT Class A             REIT Class G*

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      23.04%       15.99%           22.96%
  Three Years    2.73%        0.71%            2.71%
  Average Annual Since Inception
  4/30/97        8.42%        6.60%            8.39%

Introduction to
Equity Funds

                            The Investment Process

The Victory Equity Funds that are managed according to the diversified style attempt to remain flexible in order to adjust to changing market conditions.

The Victory Funds that are managed according to a "value" style seek to outperform an appropriate market benchmark while maintaining broad market sector exposure. The approach to managing these funds is to target stocks that are statistically inexpensive (low P/Es, low price-to-book, high-yield stocks) and find those issues where investor sentiment is improving as evidenced by upward earnings revisions and positive earning events.

The Victory Equity Funds that are managed according to the growth style subscribe to the philosophy of "Growth At a Reasonable Price" (GARP). They seek to identify stocks believed to have future return prospects greater than the overall market.

Value Funds

EQUITY RESEARCH UNIVERSE

VALUE MANAGEMENT

Valuation

Statistical Cheapness

Earnings Revisions

buy/sell decisions

VALUE FUNDS

The Victory Value Fund

The Victory Established Value Fund

The Victory Special Value Fund

The Victory Small Company
Opportunity Fund


Diversified Funds

EQUITY RESEARCH UNIVERSE

DIVERSIFIED MANAGEMENT

Value

Growth

Market Condition Assessment

buy/sell decisions

DIVERSIFIED FUNDS

The Victory Diversified Stock Fund

The Victory Stock Index Fund*

*The Victory Stock Index Fund is not an actively managed Fund.


Growth Funds

EQUITY RESEARCH UNIVERSE

GROWTH MANAGEMENT

Return Prospects

Statistical Valuation

Risk Assessment

buy/sell decisions

GROWTH FUNDS

The Victory Growth Fund

The Victory International
Growth Fund

The Victory Nasdaq-100
Index(R) Fund*

*The Victory Nasdaq-100 Index(R) Fund is not an actively managed Fund.

The Victory Equity Funds

The Victory Value Fund

The Fund's fiscal year began with an exceptional calendar fourth quarter of 1999 as the Standard & Poor's 500 Stock Index (S&P 500)* returned 14.90% while the technology-laden NASDAQ Composite Index returned a staggering 48.20% and it appeared investors were in store for a sixth consecutive year of 20 percent or greater returns. However, under the specter of inflationary pressures and a clearly unsustainable rate of economic growth, the Federal Open Market Committee continued its rate-tightening program begun in 1999 into 2000.

As the year progressed, the economy eventually began to show signs of slowing. Moreover, concerns about the impact of higher energy prices and a strengthening dollar on corporate earnings growth, in addition to questions about the sustainability of technology spending, emerged. As a result, volatility increased significantly and fiscal year returns for the major equity indices were anemic relative to recent history.

In light of the sanguine market environment, we are quite pleased with the performance of the Victory Value Fund. For the year ended October 31, 2000, the Fund's total return was 8.33% (Class A Shares at net asset value) which was comfortably ahead of the 6.10% return for the S&P 500 Index. Additionally, the Fund's return over the same period exceeded the 5.92% median return of the Lipper Large Cap Value Core Index.**

A principal reason for the Fund's outperformance during this period was the reduction in technology exposure and increase in the weighting of the financial sector during most of 2000. Our motivation to reduce the fund's technology weighting and increase its financial sector exposure centered on valuations, which were at or near all time highs for technology stocks, and conversely, at or near all time lows for many of the financial stocks. Additionally, we believed the expectations for many growth stocks, specifically technology stocks, were overly optimistic.

With respect to equity selection, we continue to advocate a conservative posture for the Fund. While we believe equity prices will rise modestly over the near-to-intermediate term, we do not expect all ships to be lifted equally by the tide. Accordingly, we are maintaining our bias toward the value sectors of the market despite their recent outperformance.

We believe the financial, energy, capital goods and basic industry sectors are attractive at present and have overweighted positions in these sectors relative to target benchmarks. We remain underweighted in the technology sector because of the rich valuations accorded to many technology stocks and because we believe expectations regarding future earnings growth, in many cases, remain unrealistic.

We are underweighted in the consumer cyclicals sector because we anticipate consumer spending will slow. Given continued uncertainty and volatility of the markets, we believe the Fund is ideally positioned.

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of different classes of shares will vary based on differences in sales charges and class specific expenses paid by the shareholders.

***Performance information prior to December 15, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

**The Lipper Large-Cap Value Core Index is an unmanaged index, generally representative of the 30 largest funds within the Lipper Large-Cap Value Core investment category. An investor cannot invest directly in an index.

Victory Value Fund
vs. S&P 500

(Dollars in thousands)

              Value Fund       Value Fund
                 Class A    Class A @ NAV           S&P 500

12/3/93             9425            10000             10000
1/31/94             9842            10442             10340
2/28/94             9455            10031             10059
4/30/94             9214             9776              9744
6/30/94             9251             9815              9661
7/31/94             9508            10088              9979
8/31/94             9852            10453             10388
9/30/94             9570            10153             10134
10/31/94            9733            10327             10361
11/30/94            9445            10021              9984
12/31/94            9555            10138             10132
1/31/95             9791            10388             10395
2/28/95            10185            10806             10800
3/31/95            10443            11080             11119
4/30/95            10651            11301             11446
5/31/95            11067            11742             11904
6/30/95            11184            11867             12180
7/31/95            11503            12205             12584
8/31/95            11613            12322             12616
9/30/95            12011            12744             13148
10/31/95           11901            12627             13101
11/30/95           12503            13265             13676
12/31/95           12777            13557             13940
1/31/96            13181            13985             14414
2/29/96            13243            14051             14548
3/31/96            13602            14432             14688
4/30/96            13737            14575             14904
5/31/96            13955            14807             15289
6/30/96            14033            14889             15347
7/31/96            13449            14270             14669
8/31/96            13773            14613             14978
9/30/96            14428            15308             15822
10/31/96           14836            15741             16258
11/30/96           15903            16873             17487
12/31/96           15640            16594             17140
1/31/97            16332            17328             18211
2/28/97            16453            17456             18354
3/31/97            15812            16777             17600
4/30/97            16429            17431             18650
5/31/97            17464            18529             19786
6/30/97            18122            19227             20674
7/31/97            19556            20749             22318
8/31/97            18552            19684             21067
9/30/97            19519            20709             22221
10/31/97           18877            20029             21479
11/30/97           19707            20909             22473
12/31/97           19943            21159             22859
1/31/98            20147            21376             23112
2/28/98            21484            22795             24779
3/31/98            22519            23893             26048
4/30/98            22712            24098             26309
5/31/98            22326            23688             25857
6/30/98            23008            24412             26908
7/31/98            22839            24232             26621
8/31/98            19699            20900             22778
9/30/98            21312            22612             24231
10/31/98           22739            24126             26202
11/30/98           23933            25393             27792
12/31/98           25194            26731             29391
1/31/99            25917            27498             30621
2/28/99            25382            26930             29669
3/31/99            25901            27482             30857
4/30/99            27522            29201             32051
5/31/99            27016            28664             31294
6/30/99            28353            30083             33034
7/31/99            27369            29038             31999
8/31/99            26891            28532             31841
9/30/99            25784            27357             30968
10/31/99           27290            28955             32928
11/30/99           27299            28964             33604
12/31/99           27983            29690             35576
1/31/2000          26923            28565             33788
2/29/2000          25471            27025             33149
3/31/2000          28395            30127             36392
4/30/2000          27970            29676             35297
5/31/2000          28362            30092             34573
6/30/2000          27808            29504             35425
7/31/2000          27579            29261             34871
8/31/2000          29083            30857             37037
9/30/2000          28565            30307             35082
10/31/2000         29563            31367             34934

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                   VALUE Class A          VALUE Class G***

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year       8.33%        2.10%            8.18%
  Three Years   16.13%       13.86%           16.07%
  Five Years    19.96%       18.55%           19.93%
  Average Annual Since Inception
  12/3/93       17.99%       16.99%           17.97%

                                                     The Victory Equity Funds

The Victory Established Value Fund

The stock market has been subjected to numerous twists and turns over the past twelve months as investors sort out the impact of various issues, including: a slowing economy, extreme valuations of the technology sector, low domestic unemployment and a strong U.S. currency.

However, investors appear to be approaching the market with a more discerning eye for value and a more skeptical view toward higher growth areas. As a result, attention has shifted from technology and telecommunication issues, with extreme valuations, to more reasonably valued sectors like energy, financials, health care and utilities. Against this backdrop, the Fund prospered relative to the broader market.

The Fund returned 11.26% (Class G Shares) for the year ended October 31, 2000, versus 6.10% for the Standard & Poor's 500 Stock Index (S&P 500).* Performance has been driven by strong moves among the financial holdings, a sector which is overweighted. The Fund was also overweighted in utilities, the best performing sector for the first 10 months of the year, which significantly enhanced returns during the period. An underweighted position in technology also attributed to the strong performance for the Fund. Finally, the Fund benefited from merger activity as three companies held in the portfolio were acquired during the fiscal year, a positive by-product of our stock selection methodology.

The Gradison Established Value Fund became part of the Victory family on April 1, 1999. Performance before that time is of the Gradison Established Value Fund.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge for Class A Shares. Total returns for more than one year are average annual total returns. Performance of different classes of shares will vary based on differences in sales charges and class specific expenses paid by the shareholders.

**Performance information prior to May 5, 2000, the Class A Shares inception date, reflects the performance of Class G Shares, which has not been adjusted for the expenses of Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

Victory Established Value Fund
vs. S&P 500

(Dollars in thousands)

       Established Value
                 Class G          S&P 500

10/31/90           10000            10000
11/30/90           10789            10495
12/31/90           11061            10756
1/31/91            11662            11202
2/28/91            12318            11956
3/31/91            12514            12100
4/30/91            12437            12225
5/31/91            13103            12697
6/30/91            12561            12089
7/31/91            13004            12631
8/31/91            13110            12880
9/30/91            12933            12633
10/31/91           12961            12782
11/30/91           12324            12221
12/31/91           13520            13585
1/31/92            13499            13314
2/29/92            13731            13442
3/31/92            13469            13149
4/30/92            13382            13515
5/31/92            13316            13528
6/30/92            13094            13294
7/31/92            13672            13817
8/31/92            13457            13485
9/30/92            13800            13608
10/31/92           14157            13637
11/30/92           14664            14050
12/31/92           14900            14192
1/31/93            15507            14292
2/28/93            15762            14441
3/31/93            16273            14711
4/30/93            16040            14337
5/31/93            16408            14500
6/30/93            16892            14674
7/31/93            17207            14596
8/31/93            17723            15099
9/30/93            17815            14948
10/31/93           17939            15238
11/30/93           17694            15041
12/31/93           17995            15193
1/31/94            18391            15687
2/28/94            18344            15215
3/31/94            17995            14519
4/30/94            17852            14687
5/31/94            17716            14869
6/30/94            17365            14470
7/31/94            17733            14926
8/31/94            18575            15488
9/30/94            17967            15071
10/31/94           18279            15385
11/30/94           17722            14777
12/31/94           18053            14959
1/31/95            18144            15322
2/28/95            18833            15875
3/31/95            19431            16309
4/30/95            20063            16765
5/31/95            20565            17373
6/30/95            21061            17743
7/31/95            21880            18307
8/31/95            22111            18301
9/30/95            22548            19035
10/31/95           22351            18940
11/30/95           22888            19718
12/31/95           22827            20061
1/31/96            23582            20716
2/29/96            24055            20859
3/31/96            24258            21025
4/30/96            24900            21307
5/31/96            25296            21794
6/30/96            25052            21843
7/31/96            23987            20844
8/31/96            24601            21236
9/30/96            25878            22386
10/31/96           26241            22971
11/30/96           27537            24657
12/31/96           27237            24127
1/31/97            28542            25606
2/28/97            28532            25758
3/31/97            27931            24660
4/30/97            28638            26100
5/31/97            30130            27629
6/30/97            31390            28830
7/31/97            33572            31082
8/31/97            33171            29297
9/30/97            34336            30854
10/31/97           32488            29790
11/30/97           33194            31118
12/31/97           33407            31608
1/31/98            33577            31929
2/28/98            35931            34178
3/31/98            36218            35886
4/30/98            36293            36229
5/31/98            36197            35529
6/30/98            35800            36931
7/31/98            34631            36503
8/31/98            30008            31188
9/30/98            31065            33127
10/31/98           33401            35785
11/30/98           34187            37903
12/31/98           35451            40037
1/31/99            35691            41679
2/28/99            34846            40334
3/31/99            35851            41898
4/30/99            39923            43488
5/31/99            38974            42402
6/30/99            40906            44711
7/31/99            40014            43278
8/31/99            38709            43007
9/30/99            37514            41779
10/31/99           39289            44392
11/30/99           38869            45243
12/31/99           41504            47855
1/31/2000          37950            45419
2/29/2000          35797            44506
3/31/2000          39673            48810
4/30/2000          39907            47307
5/31/2000          39959            46270
6/30/2000          37854            47378
7/31/2000          40024            46604
8/31/2000          42870            49432
9/30/2000          43260            46788
10/31/2000         43715            46557

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                 ESTABLISHED VALUE        ESTABLISHED VALUE
                     Class A**                 Class G

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      11.37%        4.97%           11.26%
  Three Years   10.43%       13.03%           14.36%
  Ten Years     15.91%       15.22%           15.89%
  Average Annual Since Inception
  8/16/83       14.09%       13.69%           14.08%

The Victory Equity Funds

The Victory Diversified Stock Fund

Celebrating its 11th year anniversary in fiscal 2000, the Victory Diversified Stock Fund maintained its excellent long-term record in a very challenging investment environment.

Fiscal 2000 began with a sharp market rally that continued through March of 2000, when concerns over rising interest rates and inflated valuation levels in many sectors of the market halted the advance. Volatility persisted throughout the latter half of the year, as rising oil prices and a declining Euro led to earnings preannouncements, and fears of a slowing economy evolved. These factors, along with concerns over the Technology cycle, seemed to refocus investor's mentality as stock valuations became the overriding factor in the investment decision.

Stocks that were priced for perfection began to fall on any hint of negativity, and value stocks outperformed growth for the first time in seven years. The S&P Barra Value Index** returned 9.7% in the fiscal year, while the S&P Barra Growth Index*** returned 2.1%.

The Victory Diversified Stock Fund successfully negotiated this changing economic environment and outperformed the Standard & Poor's 500 Stock Index (S&P 500)* considerably, providing a total return of 16.88% (Class A Shares at net asset value) versus 6.10% for the Index. The flexible nature inherent in the Fund was a main driver to its success, as positions were shifted between sectors as needed to capitalize on the changing nature of the market. Strong performance in the Financial, Consumer Staples, and Energy sectors added to the Fund's return.

Within the Financial sector, strong emphasis was placed on the Insurance industry. Specific Insurance holdings that boosted performance include:
American International Group, American General, and Metlife (which made its Initial Public Offering in April, 2000). Strong representation in the Health Care Industry also helped performance in fiscal 2000. Cardinal Health, Biomet, and Tenet Healthcare were top performers for the Fund in this industry.

Lastly, a double weight in the Energy sector worked very well, as rising oil prices led to strong earnings power for these companies. The market rewarded the Fund's oil service stocks, such as Schlumberger and Transocean Sedco Forex, which were the first to benefit from the rising commodity price.

As we move into fiscal 2001, recent evidence of a slowing economy should increase the likelihood that the Federal Reserve will adopt a "neutral-to-loosening" bias toward interest rates sooner rather than later. To capitalize on the market's anticipatory tendencies, we have added to positions in Capital Goods, Basic Industry, and Technology sectors and reduced positions in Consumer Cyclicals and Utilities. We have also reduced our positions in the Energy sector, as we feel the good news of higher earnings expectations has been priced in these stocks. We continue to focus on companies with superior relative valuation characteristics, a compelling catalyst for change, and low investor expectations to help mitigate our entry point risk.

**The S&P Barra Value Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have lower price-to-book ratios. An investor cannot invest directly in an index.

***The S&P Barra Growth Index is an unmanaged index, generally representative of all the stocks in the Standard & Poor's 500 that have higher price-to-book ratios. An investor cannot invest directly in an index.

****Performance of Class B Shares prior to March 1, 1996 and Class G Shares prior to March 29, 1999 reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class B and G Shares.
    Actual Class B and G performance would have been lower, because
    Class B and G Shares generally have higher expenses than Class A Shares.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares and a maximum contingent deferred sales charge
(CDSC) of 5.00% for Class B Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

Victory Diversified Stock Fund
vs. S&P 500

(Dollars in thousands)

             Diversified      Diversified
                   Stock            Stock
                 Class A    Class A @ NAV           S&P 500

10/31/90            9425            10000             10000
11/30/90           10036            10649             10495
12/31/90           10386            11020             10756
1/31/91            11018            11690             11202
2/28/91            11743            12459             11956
3/31/91            11794            12513             12100
4/30/91            11752            12469             12225
5/31/91            12345            13099             12697
6/30/91            11570            12275             12089
7/31/91            12082            12819             12631
8/31/91            12386            13141             12880
9/30/91            12027            12760             12633
10/31/91           12016            12749             12782
11/30/91           11502            12203             12221
12/31/91           12876            13662             13585
1/31/92            12800            13581             13314
2/29/92            12964            13755             13442
3/31/92            12645            13417             13149
4/30/92            12908            13695             13515
5/31/92            12831            13614             13528
6/30/92            12675            13449             13294
7/31/92            13170            13973             13817
8/31/92            12884            13670             13485
9/30/92            13217            14023             13608
10/31/92           13404            14222             13637
11/30/92           13933            14783             14050
12/31/92           14091            14951             14192
1/31/93            14102            14963             14292
2/28/93            14181            15046             14441
3/31/93            14384            15262             14711
4/30/93            14192            15058             14337
5/31/93            14577            15466             14500
6/30/93            14527            15414             14674
7/31/93            14618            15510             14596
8/31/93            15198            16125             15099
9/30/93            15091            16012             14948
10/31/93           15285            16218             15238
11/30/93           15091            16012             15041
12/31/93           15496            16442             15193
1/31/94            16032            17010             15687
2/28/94            15496            16442             15215
3/31/94            14968            15881             14519
4/30/94            15186            16112             14687
5/31/94            15647            16601             14869
6/30/94            15280            16212             14470
7/31/94            15666            16621             14926
8/31/94            16296            17291             15488
9/30/94            16032            17010             15071
10/31/94           16407            17408             15385
11/30/94           15889            16859             14777
12/31/94           16109            17092             14959
1/31/95            16520            17528             15322
2/28/95            17209            18258             15875
3/31/95            17697            18777             16309
4/30/95            18184            19293             16765
5/31/95            18965            20122             17373
6/30/95            19213            20385             17743
7/31/95            19820            21029             18307
8/31/95            19969            21187             18301
9/30/95            20610            21867             19035
10/31/95           20268            21504             18940
11/30/95           21311            22611             19718
12/31/95           21807            23137             20061
1/31/96            22423            23791             20716
2/29/96            22991            24393             20859
3/31/96            23307            24729             21025
4/30/96            23876            25333             21307
5/31/96            24348            25833             21794
6/30/96            24136            25609             21843
7/31/96            23076            24484             20844
8/31/96            23614            25055             21236
9/30/96            24823            26338             22386
10/31/96           25772            27345             22971
11/30/96           27908            29610             24657
12/31/96           27199            28858             24127
1/31/97            28711            30462             25606
2/28/97            28655            30403             25758
3/31/97            27780            29474             24660
4/30/97            28612            30357             26100
5/31/97            30517            32378             27629
6/30/97            31510            33433             28830
7/31/97            34107            36187             31082
8/31/97            32716            34712             29297
9/30/97            34653            36767             30854
10/31/97           32981            34993             29790
11/30/97           34271            36362             31118
12/31/97           34890            37019             31608
1/31/98            34953            37085             31929
2/28/98            37515            39803             34178
3/31/98            39233            41627             35886
4/30/98            40089            42534             36229
5/31/98            38628            40985             35529
6/30/98            39637            42054             36931
7/31/98            38947            41323             36503
8/31/98            33601            35651             31188
9/30/98            36537            38766             33127
10/31/98           39446            41852             35785
11/30/98           41081            43586             37903
12/31/98           42967            45588             40037
1/31/99            44432            47142             41679
2/28/99            43124            45754             40334
3/31/99            44925            47665             41898
4/30/99            48251            51195             43488
5/31/99            47597            50500             42402
6/30/99            49789            52826             44711
7/31/99            48584            51547             43278
8/31/99            47876            50796             43007
9/30/99            45310            48074             41779
10/31/99           47093            49966             44392
11/30/99           48710            51681             45243
12/31/99           51972            55143             47855
1/31/2000          50309            53377             45419
2/29/2000          49877            52920             44506
3/31/2000          55084            58444             48810
4/30/2000          51911            55077             47307
5/31/2000          51911            55077             46270
6/30/2000          51541            54685             47378
7/31/2000          51079            54195             46604
8/31/2000          55179            58545             49432
9/30/2000          52945            56174             46788
10/31/2000         55042            58399             46557

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                                     Total Return
                                As of October 31, 2000

                DIVERSIFIED            DIVERSIFIED            DIVERSIFIED
                FUND                   FUND                   FUND
                Class A                Class B****            Class G****

                             Maximum              Contingent
                Net Asset    Offering  Net Asset  Deferred    Net Asset
                Value        Price     Value      Charges     Value

  One Year      16.88%       10.13%    15.63%     11.71%      16.65%
  Three Years   18.62%       16.30%    17.39%     16.68%      18.48%
  Five Years    22.12%       20.68%    20.97%     20.88%      22.03%
  Ten Years     19.30%       18.60%    18.76%     18.76%      19.26%
  Average Annual Since Inception
  10/20/89      16.78%       16.15%    16.30%     16.30%      16.74%

                                                     The Victory Equity Funds

The Victory Stock Index Fund

The investment objective of the Victory Stock Index Fund is to replicate the performance of the Standard & Poor's 500 Stock Index (S&P 500).* This involves investing in all of the stocks in the S&P 500 Index in proportion to their company, industry and sector weightings in the Index. This method of management is referred to as passive investing.

To manage the daily cash flows in and out of the Fund, the Fund invests in S&P500 Index futures contracts. The contracts are highly correlated to changes in the S&P 500 Index. This enables the Fund to be fully exposed to S&P price movements, while at the same time minimizing transaction expenses associated with stock purchases and sales. We do not use futures for speculative or leveraging purposes.

The S&P 500 posted a total return of 6.10% for the year ended October 31, 2000. The Victory Stock Index Fund returned 5.38% for the same period (Class A Shares at net asset value). Consistent with its investment objective, the Fund strives to continue matching the performance of the S&P 500.

The performance of the Victory Stock Index Fund is expected to be lower than that of the S&P 500 Index because of Fund expenses and, additionally, may differ from the performance of the Index because of tracking errors, which may be attributed to transaction expenses and market pricing associated with cash flow activity, as well as, cash held in the portfolio.

**Performance information prior to July 1, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

The maximum offering price figures reflect a maximum sales charge of 5.75% for Class A Shares.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since inception. In such instances and without such waiver of fees, the total returns would have been lower. Total returns for more than one year are average annual total returns. Performance of Class A and G Shares will differ due to differences in sales charge structure and class expenses. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Victory Stock Index Fund
vs. S&P 500

(Dollars in thousands)

             Stock Index      Stock Index
                 Class A    Class A @ NAV           S&P 500

12/3/93             9425            10000             10000
1/31/94             9785            10382             10340
2/28/94             9512            10092             10059
4/30/94             9213             9775              9744
6/30/94             9130             9687              9661
7/31/94             9426            10001              9979
8/31/94             9798            10396             10388
9/30/94             9559            10143             10134
10/31/94            9771            10367             10361
11/30/94            9425            10000              9984
12/31/94            9561            10145             10132
1/31/95             9803            10401             10395
2/28/95            10171            10791             10800
3/31/95            10464            11102             11119
4/30/95            10775            11432             11446
5/31/95            11193            11876             11904
6/30/95            11431            12129             12180
7/31/95            11812            12533             12584
8/31/95            11842            12564             12616
9/30/95            12323            13074             13148
10/31/95           12283            13033             13101
11/30/95           12814            13596             13676
12/31/95           13049            13845             13940
1/31/96            13491            14314             14414
2/29/96            13602            14432             14548
3/31/96            13746            14585             14688
4/30/96            13938            14788             14904
5/31/96            14271            15142             15289
6/30/96            14341            15215             15347
7/31/96            13701            14537             14669
8/31/96            13975            14828             14978
9/30/96            14747            15647             15822
10/31/96           15155            16080             16258
11/30/96           16258            17249             17487
12/31/96           15943            16916             17140
1/31/97            16917            17949             18211
2/28/97            17043            18083             18354
3/31/97            16327            17323             17600
4/30/97            17295            18350             18650
5/31/97            18347            19466             19786
6/30/97            19149            20317             20674
7/31/97            20649            21909             22318
8/31/97            19498            20687             21067
9/30/97            20557            21811             22221
10/31/97           19878            21091             21479
11/30/97           20758            22025             22473
12/31/97           21109            22397             22859
1/31/98            21346            22648             23112
2/28/98            22847            24241             24779
3/31/98            23975            25437             26048
4/30/98            24213            25690             26309
5/31/98            23782            25233             25857
6/30/98            24731            26240             26908
7/31/98            24447            25938             26621
8/31/98            20886            22160             22778
9/30/98            22256            23614             24231
10/31/98           24052            25519             26202
11/30/98           25462            27015             27792
12/31/98           26955            28600             29391
1/31/99            28034            29744             30621
2/28/99            27146            28802             29669
3/31/99            28223            29945             30857
4/30/99            29292            31079             32051
5/31/99            28579            30323             31294
6/30/99            30169            32009             33034
7/31/99            29211            30993             31999
8/31/99            29045            30817             31841
9/30/99            28263            29986             30968
10/31/99           30043            31875             32928
11/30/99           30619            32487             33604
12/31/99           32409            34386             35576
1/31/2000          30764            32641             33788
2/29/2000          30181            32022             33149
3/31/2000          33105            35125             36392
4/30/2000          32095            34053             35297
5/31/2000          31417            33333             34573
6/30/2000          32174            34136             35425
7/31/2000          31668            33599             34871
8/31/2000          33613            35663             37037
9/30/2000          31818            33759             35082
10/31/2000         31658            33589             34934

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                STOCK INDEX Class A     STOCK INDEX Class G**

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year       5.38%       -0.68%            5.17%
  Three Years   16.78%       14.50%           16.69%
  Five Years    20.85%       19.43%           20.79%
  Average Annual Since Inception
  12/3/93       19.17%       18.15%           19.13%

The Victory Equity Funds

The Victory Growth Fund

We began the fiscal year with a strong showing in large-capitalization growth stocks due to the dynamic performance of the technology sector, but the momentum was lost as rising interest rates, rising energy prices, a declining Euro and concerns over valuation cast a long dark shadow on investor sentiment.

In spite of these occurrences, the Victory Growth Fund performed well for the year, slightly under-performing Standard & Poor's 500 Stock Index (S&P 500).* The Fund achieved a total return of 5.52% (Class A shares at net asset value) versus the S&P 500 return of 6.10% while the Barra Growth (the growth stock portion of the S&P 500) returned a more modest 2.1% for the 12-month period ended October 31, 2000.

The Fund was overweighted in Technology, which outperformed the market for the fiscal year. Top performers in this sector included: Sun Microsystems Inc., Oracle Corp. and Cisco Systems Inc. Fund performance was helped by superior stock selection in the Energy and Financial sectors, in spite of both sectors being underweight relative to the S&P 500. Schlumberger Ltd. and Anadarko Petroleum were two strong performers in the Energy sector, while Citigroup Inc., Goldman Sachs Group and American International Group contributed to positive performance in the Financial sector. The Fund was negatively impacted by underperformance in Bristol Myers Squibb in the Consumer Staples sector.

As we look to the future, we believe equity markets will improve in the current fiscal year because of continued economic growth, albeit at a moderating pace, and benign inflation. With economic growth expected to slow to a more sustainable level and with inflation expected to remain in check, we would expect the Federal Reserve to adopt a neutral monetary stance in 2001. Therefore, we believe it is unlikely interest rates will increase in the current fiscal year. In fact, they may even decrease, thereby creating an environment that should be favorable for equities.

As of this writing the Victory Growth Fund remains overweighted in Technology, Consumer Staples and Capital Goods, relative to the S&P 500. These groups represent the traditional growth sectors of the market and give the Fund its respective growth bias. The Fund continues to be opportunistic in Technology and has raised its weighting relative to the S&P 500 over the last fiscal year. Nortel Networks Corp., EMC Corp and JDS Uniphase Corp were several names added in the Technology sector.

The Victory Growth Fund will continue to maintain its disciplined approach to growth, buying stocks with solid fundamentals and reasonable valuations. In a market with increasing volatility and growing uncertainty, we believe this approach should bode well for the growth portfolio and in turn, our shareholders, in the current fiscal year.

Total returns are historical and include the change in share price and the reinvestment of dividends and capital gains distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

**Performance information prior to December 15, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such cases and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

Victory Growth Fund
vs. S&P 500

(Dollars in thousands)

             Growth Fund      Growth Fund
                 Class A    Class A @ NAV           S&P 500

12/3/93             9425            10000             10000
1/31/94             9789            10387             10340
2/28/94             9563            10146             10059
4/30/94             9249             9813              9744
6/30/94             9133             9690              9661
7/31/94             9389             9962              9979
8/31/94             9740            10334             10388
9/30/94             9443            10019             10134
10/31/94            9729            10322             10361
11/30/94            9472            10050              9984
12/31/94            9412             9986             10132
1/31/95             9604            10190             10395
2/28/95             9920            10525             10800
3/31/95            10132            10750             11119
4/30/95            10401            11035             11446
5/31/95            10737            11392             11904
6/30/95            10972            11641             12180
7/31/95            11290            11978             12584
8/31/95            11203            11886             12616
9/30/95            11755            12473             13148
10/31/95           11726            12442             13101
11/30/95           12199            12944             13676
12/31/95           12374            13129             13940
1/31/96            12747            13525             14414
2/29/96            12878            13664             14548
3/31/96            12998            13791             14688
4/30/96            13200            14005             14904
5/31/96            13654            14487             15289
6/30/96            13819            14662             15347
7/31/96            13324            14137             14669
8/31/96            13587            14416             14978
9/30/96            14452            15334             15822
10/31/96           14736            15634             16258
11/30/96           15888            16858             17487
12/31/96           15461            16404             17140
1/31/97            16368            17367             18211
2/28/97            16516            17523             18354
3/31/97            15732            16691             17600
4/30/97            16756            17778             18650
5/31/97            17843            18932             19786
6/30/97            18576            19710             20674
7/31/97            19886            21099             22318
8/31/97            18524            19654             21067
9/30/97            19508            20698             22221
10/31/97           19022            20182             21479
11/30/97           20004            21224             22473
12/31/97           20309            21547             22859
1/31/98            20897            22172             23112
2/28/98            22153            23504             24779
3/31/98            23171            24584             26048
4/30/98            23386            24812             26309
5/31/98            22933            24332             25857
6/30/98            24314            25797             26908
7/31/98            24348            25833             26621
8/31/98            20953            22232             22778
9/30/98            22684            24068             24231
10/31/98           24461            25953             26202
11/30/98           25965            27549             27792
12/31/98           27859            29559             29391
1/31/99            28893            30655             30621
2/28/99            27946            29650             29669
3/31/99            28684            30433             30857
4/30/99            29471            31268             32051
5/31/99            28536            30277             31294
6/30/99            30467            32325             33034
7/31/99            29422            31216             31999
8/31/99            29422            31216             31841
9/30/99            28474            30211             30968
10/31/99           30393            32247             32928
11/30/99           31013            32905             33604
12/31/99           32847            34851             35576
1/31/2000          31323            33234             33788
2/29/2000          30651            32521             33149
3/31/2000          33519            35563             36392
4/30/2000          32615            34604             35297
5/31/2000          31995            33946             34573
6/30/2000          33041            35056             35425
7/31/2000          32240            34207             34871
8/31/2000          34061            36139             37037
9/30/2000          32188            34152             35082
10/31/2000         32072            34028             34934

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-size companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                       GROWTH                 GROWTH
                       Class A                Class G**

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year       5.52%       -0.55%           5.27%
  Three Years   19.02%       16.69%           18.93%
  Five Years    22.29%       20.85%           22.23%
  Average Annual Since Inception
  12/3/93       19.39%       18.37%           19.35%

                                                     The Victory Equity Funds

The Victory Special Value Fund

We are pleased to report strong results for the mid-cap asset class and for our Fund for the year ended October 31, 2000. After underperforming the large-cap S&P 500* for a number of years, the S&P Midcap 400 Index** returned 31.65% during this fiscal year, compared to 6.10% for the S&P 500. Mid-cap growth stocks continued their recent string of outperformance, gaining 43.0% versus 21.8% for mid-cap value stocks. The year was notable for the extreme differences in the performance between sectors, as technology, energy, and health care sectors all appreciated by approximately 60%. This compares to the flat or slightly negative returns of the financial, basic industry, and consumer cyclical sectors.

The Victory Special Value Fund returned 29.94% in this fiscal year (Class A Shares at net asset value), slightly behind the S&P Mid-cap 400 Index, but well above the S&P Mid-cap value index.*** Our Fund slightly trailed the S&P Mid-cap 400 Index due mainly to our underweight position in the technology and biotechnology stocks, and our overweighted position in financial stocks. However, our technology holdings significantly outperformed the S&P mid-cap Technology Index, thereby contributing to our strong results. We also enjoyed strong relative performance in many of our health care holdings, an area of emphasis for the Fund over the past year. Specific success stories for the Fund this year included: Forest Laboratories (+188%), Calpine Corp. (+174%), Robert Half International (+125%), Health Management Associates (+123%), Nabors Industries (+123%), and Sungard Data Systems (+123%).

After trailing the large-cap S&P 500 for six consecutive years, we believe mid-cap stocks are still attractively priced despite their strong relative performance last year. Large components of the asset class have yet to recover from the depressed levels of the past few years, including the financial, basic industry, and capital goods stocks.

Unlike the past year, the macroeconomic backdrop for the upcoming year includes slowing global economic conditions. At some point, we expect interest rates to decline and the economy to settle into a slower, sustainable growth pace. We expect financial stocks to perform well in this environment, though we are closely monitoring credit quality among our holdings. Mid-cap value stocks should perform well in this scenario.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

****Performance information prior to December 21, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time

Fund holdings are subject to change at any time.

*Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-sized companies. An investor cannot invest directly in an index.

***The Standard & Poor's Mid Cap Value Index is an unmanaged index, generally representative of dividing the stocks in the S&P Mid Cap Index according to the price-to-book ratio. An investor cannot invest directly in an index.

Victory Special Value Fund
vs. S&P 400 Mid Cap

(Dollars in thousands)

           Special Value    Special Value           S&P 400
                 Class A    Class A @ NAV           Mid Cap

12/3/93             9425            10000             10000
1/31/94             9941            10547             10233
2/28/94             9931            10537             10087
4/30/94             9550            10133              9692
6/30/94             9454            10030              9269
7/31/94             9738            10332              9583
8/31/94            10070            10684             10085
9/30/94             9897            10501              9897
10/31/94            9983            10592             10005
11/30/94            9517            10097              9554
12/31/94            9828            10428              9642
1/31/95             9867            10469              9742
2/28/95            10366            10998             10253
3/31/95            10625            11273             10421
4/30/95            10847            11508             10640
5/31/95            11059            11733             10897
6/30/95            11250            11937             11341
7/31/95            11714            12429             11930
8/31/95            11937            12665             12153
9/30/95            12033            12767             12448
10/31/95           11781            12499             12127
11/30/95           12256            13004             12657
12/31/95           12462            13222             12626
1/31/96            12622            13392             12809
2/29/96            12872            13657             13244
3/31/96            13012            13805             13403
4/30/96            13392            14209             13812
5/31/96            13442            14262             13999
6/30/96            13525            14350             13789
7/31/96            12914            13701             12856
8/31/96            13485            14308             13597
9/30/96            13978            14831             14190
10/31/96           14209            15076             14232
11/30/96           14972            15885             15033
12/31/96           14857            15764             15050
1/31/97            15180            16106             15615
2/28/97            15299            16232             15486
3/31/97            14938            15849             14826
4/30/97            15197            16124             15211
5/31/97            16471            17476             16541
6/30/97            16960            17995             17005
7/31/97            18063            19165             18689
8/31/97            18020            19119             18666
9/30/97            18802            19949             19739
10/31/97           18056            19157             18880
11/30/97           18250            19364             19160
12/31/97           18986            20144             19904
1/31/98            18459            19585             19525
2/28/98            19536            20728             21143
3/31/98            20337            21578             22096
4/30/98            20196            21428             22500
5/31/98            19564            20757             21487
6/30/98            19114            20280             21623
7/31/98            17696            18775             20784
8/31/98            14506            15391             16915
9/30/98            15125            16048             18494
10/31/98           16030            17008             20147
11/30/98           16547            17556             21153
12/31/98           17262            18315             23708
1/31/99            16131            17115             22785
2/28/99            15295            16228             21592
3/31/99            15407            16347             22196
4/30/99            16601            17614             23946
5/31/99            16922            17954             24052
6/30/99            17531            18600             25337
7/31/99            17038            18077             24799
8/31/99            16385            17384             23950
9/30/99            15702            16660             23210
10/31/99           16159            17144             24392
11/30/99           16569            17579             25673
12/31/99           17045            18085             27198
1/31/2000          16510            17517             26432
2/29/2000          16235            17226             28282
3/31/2000          18800            19947             30649
4/30/2000          18734            19877             29579
5/31/2000          18617            19752             29210
6/30/2000          18039            19140             29639
7/31/2000          18628            19765             30107
8/31/2000          20396            21640             33469
9/30/2000          20577            21832             33240
10/31/2000         20996            22277             32112

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

**The Standard & Poor's 400 Mid-Cap Index (S&P 400 Mid Cap) is an unmanaged index, generally representative of domestically traded common stocks of mid-sized companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                   SPECIAL VALUE             SPECIAL VALUE
                       Class A                Class G****

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      29.94%       22.46%           29.31%
  Three Years    5.16%        3.10%            4.99%
  Five Years    12.25%       10.93%           12.41%
  Average Annual Since Inception
  12/3/93       12.29%       11.33%           12.21%

The Victory Equity Funds

The Victory Small Company Opportunity Fund

The stock market has been subjected to numerous twists and turns over the past twelve months as investors sort out the impact of various issues, including: a slowing economy, extreme valuations of the technology sector, low domestic unemployment and a strong U.S. currency.

The Fund has performed extremely well recently, in the face of considerable volatility. For the 12 months ended October 31, 2000, the Fund has returned 24.81% (Class G Shares) versus 17.41% for the Russell 2000 Index* and 17.30% for the Russell 2000 Value Index.**

Performance has been driven by impressive moves among the Fund's financial holdings, an overweighted sector. Similarly, strong performance from holdings within the energy and health care sectors enhanced returns for the Fund during the periods.

Relative to the benchmark (The Russell 2000), the Fund was under exposed in both technology and telecommunications issues. This position helped the Fund gain its positive performance since those sectors were among the worst performing. Finally, the Fund continues to benefit from merger activity as five companies held in the portfolio were acquired, resulting in a positive by-product of our stock selection process.

**The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Small capitalization funds typically carry additional risk since smaller companies generally have a higher risk of failure. Effective March 29, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund and assumed the performance of the Gradison Opportunity Value Fund.

***Performance for the period prior to March 26, 1999, is that of the Gradison Opportunity Value Fund which has not been adjusted for the Expenses of Class A Shares.

The maximum offering price figures reflect a maximum sales charge of 5.75%.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, if any. Total returns for more than one year are average annual total returns. Performance of Class A and Class G Shares will differ due to differences in sales charge structure and class expenses.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

Victory Small Company Opportunity Fund
vs. Russell 2000 Index

(Dollars in thousands)

           Small Company          Russell
             Opportunity             2000
                 Class G            Index

10/31/90           10000            10000
11/30/90           10905            10762
12/31/90           11457            11189
1/31/91            12294            12201
2/28/91            13269            13562
3/31/91            13776            14517
4/30/91            13591            14480
5/31/91            14056            15170
6/30/91            13561            14286
7/31/91            14140            14787
8/31/91            14402            15335
9/30/91            14739            15455
10/31/91           15113            15864
11/30/91           14468            15130
12/31/91           15572            16341
1/31/92            16463            17666
2/29/92            16590            18181
3/31/92            16238            17565
4/30/92            16120            16950
5/31/92            16154            17175
6/30/92            15576            16363
7/31/92            16073            16933
8/31/92            16002            16455
9/30/92            15931            16834
10/31/92           16296            17369
11/30/92           17099            18698
12/31/92           17800            19350
1/31/93            18384            20005
2/28/93            18087            19543
3/31/93            18374            20177
4/30/93            17984            19623
5/31/93            18169            20491
6/30/93            18598            20619
7/31/93            18776            20904
8/31/93            19299            21807
9/30/93            19906            22422
10/31/93           20074            22999
11/30/93           19351            22242
12/31/93           19770            23003
1/31/94            19932            23724
2/28/94            19942            23638
3/31/94            19297            22390
4/30/94            19738            22523
5/31/94            19856            22270
6/30/94            19074            21514
7/31/94            19206            21868
8/31/94            20241            23086
9/30/94            20021            23009
10/31/94           19845            22918
11/30/94           19229            21993
12/31/94           19340            22583
1/31/95            19540            22299
2/28/95            20006            23226
3/31/95            20083            23626
4/30/95            20538            24151
5/31/95            20972            24567
6/30/95            21843            25841
7/31/95            22977            27330
8/31/95            23400            27895
9/30/95            23859            28393
10/31/95           23435            27123
11/30/95           24372            28263
12/31/95           24516            29009
1/31/96            24608            28977
2/29/96            25301            29881
3/31/96            25705            30489
4/30/96            26860            32119
5/31/96            27328            33385
6/30/96            26652            32014
7/31/96            25096            29218
8/31/96            26483            30914
9/30/96            27014            32123
10/31/96           27098            31627
11/30/96           28920            32931
12/31/96           29288            33794
1/31/97            30152            34469
2/28/97            30291            33633
3/31/97            28908            32046
4/30/97            29504            32136
5/31/97            31396            35711
6/30/97            33031            37241
7/31/97            35136            38974
8/31/97            35321            39866
9/30/97            37188            42784
10/31/97           36976            40905
11/30/97           37110            40640
12/31/97           38420            41351
1/31/98            38023            40698
2/28/98            40437            43707
3/31/98            41055            45510
4/30/98            41085            45762
5/31/98            39716            43297
6/30/98            39517            43388
7/31/98            37272            39876
8/31/98            31321            32133
9/30/98            31629            34647
10/31/98           33551            36060
11/30/98           34504            37950
12/31/98           35758            40298
1/31/99            34306            40833
2/28/99            32020            37526
3/31/99            31989            38112
4/30/99            34646            41527
5/31/99            35109            42134
6/30/99            36561            44039
7/31/99            35155            42831
8/31/99            33240            41246
9/30/99            32514            41255
10/31/99           32499            41422
11/30/99           33580            42963
12/31/99           35372            48863
1/31/2000          32807            48079
2/29/2000          32900            56018
3/31/2000          35789            52325
4/30/2000          36067            49176
5/31/2000          35943            46310
6/30/2000          38075            50347
7/31/2000          38322            48727
8/31/2000          41627            52445
9/30/2000          41210            50904
10/31/2000         40561            48632

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Russell 2000 Index (Russell 2000) is an unmanaged index, generally representative of the general performance of domestically traded common stocks of small- to mid-sized companies. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                    SMALL COMPANY          SMALL COMPANY
                     OPPORTUNITY            OPPORTUNITY
                       Class A              Class G***

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  One Year      24.95%       17.75%           24.81%
  Three Years    3.24%        1.22%            3.13%
  Five Years    11.66%       10.35%           11.60%
  Ten Years     15.07%       14.39%           15.03%
  Average Annual Since Inception
  8/16/83       10.46%       10.09%           10.45%

                                                     The Victory Equity Funds

The Victory International Growth Fund

The Victory International Growth Fund posted a total return of -6.39% (Class A Shares at net asset value) for the one year period ended October 31, 2000, underperforming the MSCI All Country World Free ex-U.S. Total Return Index (MSCI Free XUSA Index), which returned -2.07% for the same period. Underperformance was due mainly to stock selection and an overweighting in the TMT (technology, media and telecommunications) sector which fell sharply out of favor in mid-year. Asia-ex Japan was one of the best contributing geographic regions in the portfolio. Other countries making a positive contribution to the portfolio included: the United Kingdom, Sweden and South Korea. Conversely, Canada, Japan, Latin America and the "developed and emerging countries of Europe" detracted from the Fund's performance.

Overseas markets were buoyant from November 1999 through February 2000, with many stock markets fueled by strength of the TMT sector. The tide turned decidedly negative in March when TMT stocks worldwide began a dramatic plunge as fears made the group too expensive in the face of a potential slowdown in earnings growth. In a major reversal of fortune, the more cyclical, old-economy stocks began to make a comeback as the new-economy stocks fell out of favor.

In addition, a host of other negative factors continued to keep overseas markets volatile through the end of October. These included: rising oil prices, rising interest rates (first in the U.S. and then in Europe and elsewhere) a slowdown in the U.S. economy, declines in many of Asia's emerging currencies to 1998 levels and, most importantly, the continuing drop in the value of the Euro. The latter especially hurt U.S. based investors. Furthermore, the ongoing downturn in the tech-heavy NASDAQ Composite Index in the U.S. generated similar volatility in Europe and Asia.

                                                     (Continued on next page)

Total returns are historical and include the change in share price and reinvestment of dividends and capital gains distributions, and unless indicated show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Total returns for more than one year are average annual total returns. Performance of the different classes of shares will vary based on the differences in sales charges and class specific expenses paid by shareholders.

***Performance information prior to March 26, 1999, the Class G Shares inception date, reflects the performance of Class A Shares, adjusted to eliminate the effect of Class A's maximum sales charge but not adjusted to reflect the expenses of Class G Shares. Actual Class G performance would have been lower, because Class G Shares generally have higher expenses than Class A Shares.

Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at anytime.

Fund holdings are subject to change at any time.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social and economic instability, foreign taxation and differences in auditing and other financial standards.

Victory International Growth Fund
vs. MSCI EAFE & MSCI Free XUSA Index

(Dollars in thousands)

           International    International                                MSCI
                  Growth           Growth             MSCII         Free XUSA
                 Class A    Class A @ NAV              EAFE             Index

10/31/90            9424            10000             10000             10000
11/30/90            9384             9958              9409              9444
12/31/90            9226             9789              9562              9617
1/31/91             9472            10050              9871              9917
2/28/91            10066            10681             10930             10982
3/31/91             9737            10332             10273             10378
4/30/91             9925            10531             10374             10491
5/31/91             9778            10376             10483             10640
6/30/91             9323             9893              9713              9900
7/31/91             9587            10172             10190             10375
8/31/91             9639            10228              9983             10197
9/30/91             9869            10472             10545             10716
10/31/91            9700            10293             10695             10903
11/30/91            9457            10035             10195             10418
12/31/91           10125            10744             10722             10959
1/31/92            10061            10676             10493             10806
2/29/92             9902            10507             10118             10474
3/31/92             9562            10146              9450              9841
4/30/92             9721            10315              9494              9873
5/31/92            10157            10778             10130             10473
6/30/92            10200            10823              9649              9967
7/31/92             9796            10394              9402              9755
8/31/92            10051            10665              9992             10275
9/30/92            10008            10620              9795             10064
10/31/92            9498            10078              9281              9622
11/30/92            9445            10022              9368              9676
12/31/92            9476            10056              9417              9757
1/31/93             9455            10033              9416              9755
2/28/93             9647            10236              9700             10054
3/31/93            10242            10868             10546             10882
4/30/93            11231            11918             11546             11843
5/31/93            11380            12076             11790             12107
6/30/93            11104            11782             11606             11961
7/31/93            11465            12166             12013             12359
8/31/93            12337            13091             12661             13023
9/30/93            12454            13216             12376             12755
10/31/93           12688            13464             12758             13217
11/30/93           11891            12617             11642             12210
12/31/93           12880            13667             12483             13162
1/31/94            13614            14446             13538             14244
2/28/94            13603            14434             13501             14137
3/31/94            13093            13893             12919             13489
4/30/94            13390            14209             13468             13947
5/31/94            13188            13994             13390             13952
6/30/94            13295            14107             13580             14051
7/31/94            13518            14344             13710             14279
8/31/94            13869            14717             14035             14759
9/30/94            13688            14525             13593             14394
10/31/94           14167            15033             14045             14781
11/30/94           13188            13994             13370             14068
12/31/94           13230            14039             13454             14035
1/31/95            12289            13040             12937             13398
2/28/95            12199            12945             12900             13325
3/31/95            12984            13777             13705             14078
4/30/95            13342            14157             14220             14627
5/31/95            13320            14134             14051             14562
6/30/95            13633            14467             13804             14362
7/31/95            14104            14966             14664             15176
8/31/95            13880            14728             14104             14650
9/30/95            14115            14978             14380             14900
10/31/95           13813            14657             13993             14502
11/30/95           13891            14740             14382             14843
12/31/95           14251            15121             14962             15430
1/31/96            14329            15205             15023             15642
2/29/96            14329            15205             15074             15642
3/31/96            14519            15407             15394             15934
4/30/96            14945            15859             15842             16417
5/31/96            14699            15597             15550             16170
6/30/96            14822            15728             15638             16253
7/31/96            14419            15300             15181             15712
8/31/96            14407            15288             15214             15804
9/30/96            14794            15698             15618             16197
10/31/96           14592            15484             15458             16035
11/30/96           15209            16139             16073             16653
12/31/96           15148            16073             15867             16460
1/31/97            14880            15790             15311             16158
2/28/97            14938            15851             15562             16454
3/31/97            14985            15901             15618             16420
4/30/97            15101            16024             15701             16558
5/31/97            15775            16740             16723             17581
6/30/97            16403            17406             17645             18551
7/31/97            16589            17603             17930             18927
8/31/97            15624            16579             16591             17438
9/30/97            16566            17578             17521             18380
10/31/97           15473            16419             16174             16816
11/30/97           15380            16320             16009             16605
12/31/97           15500            16448             16149             16797
1/31/98            15921            16894             16887             17299
2/28/98            16824            17852             17971             18453
3/31/98            17764            18850             18524             19091
4/30/98            18061            19165             18671             19228
5/31/98            18086            19191             18580             18879
6/30/98            17933            19029             18721             18808
7/31/98            18442            19569             18911             18987
8/31/98            15687            16645             16568             16309
9/30/98            15203            16132             16060             15965
10/31/98           16369            17370             17734             17637
11/30/98           17399            18463             18643             18585
12/31/98           18210            19323             19378             19225
1/31/99            18171            19282             19321             19204
2/28/99            17620            18696             18860             18774
3/31/99            18094            19200             19648             19681
4/30/99            18621            19758             20444             20665
5/31/99            17774            18860             19391             19695
6/30/99            18685            19827             20147             20599
7/31/99            19224            20399             20746             21082
8/31/99            19673            20875             20821             21155
9/30/99            19904            21120             21031             21299
10/31/99           21187            22482             21819             22092
11/30/99           23167            24582             22577             22975
12/31/99           25844            27423             24603             25166
1/31/2000          23854            25312             23040             23801
2/29/2000          24326            25813             23660             24444
3/31/2000          24870            26390             24577             25364
4/30/2000          23152            24567             23284             23948
5/31/2000          21964            23306             22715             23335
6/30/2000          22794            24187             23604             24329
7/31/2000          21749            23078             22614             23369
8/31/2000          22164            23519             22810             23658
9/30/2000          20761            22030             21700             22345
10/31/2000         19873            21088             21187             21635

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The MSCI EAFE Index -- Morgan Stanley Capital International Europe,
 Australia, and Far East Index (MSCI EAFE) is an unmanaged index, generally representative of the general performance of over 1,000 companies of the European, Australian and Far Eastern equity markets. An investor cannot invest directly in an index.

**The MSCI Free XUSA Index is an unmanaged index, generally representative of all developed and emerging markets in the Morgan Stanley universe excluding the USA, with free versions of countries where they exist. Total of 47 countries currently included. An investor cannot invest directly in an index.

                               Total Return
                          As of October 31, 2000

                   INT'L GROWTH              INT'L GROWTH
                      Class A                 Class G***

                             Maximum
                Net Asset    Offering          Net Asset
                Value        Price             Value

  One Year      -6.20%       -11.61%           -6.55%
  Three Years    8.70%         6.58%            8.50%
  Five Years     7.55%         6.28%            7.43%
  Ten Years      7.75%         7.11%            7.69%
  Average Annual Since Inception
  5/18/90        6.92%         6.32%            6.86%

The Victory Equity Funds

After rising almost 35% during the fiscal year, the Canadian market had a 10% correction in the 2nd half of October. Nortel Networks (our largest position in the portfolio) slid 25% in just one month due to its surprising announcement of slower than expected revenue growth in the 3rd quarter, thereby causing a major market disturbance and detracting the most from performance in October and for the past twelve months.

Our stake in Canada grew over the year to 6% of the Fund (overweight by 2% relative to the Index) by mid-October, in part due to the good performance of Nortel Networks and Bombardier until their correction. In addition, we added positions in several other companies with solid growth prospects.

An important element of our strategy during this period was to overweight the global TMT sectors. The Fund benefited from this overweighting in the early part of the period, when the technology group skyrocketed, however, this overweighting led to strong underperformance -- particularly in Japan and Europe -- as the TMT stocks fell sharply in the tumultuous months of March and April.

In light of high global market volatility, we adopted a defensive geographical asset allocation posture during the summer months. This marked the period where the outlook for G4 countries began to deteriorate, at least in the short-term, due to a supply shock and a spiking of oil prices. In addition, the explosion in oil prices began to point to lower earnings worldwide in the short-term.

The rise in oil prices raises the risk of earnings disappointments in Europe. We reversed what was a moderately positive view of European equities to a slight overweight-to-neutral tactical position.

The moderate pick-up in Japan's economy did not continue, weighed down by on-going restructuring efforts and with high public debt and its impact on the budget. Therefore, we decided to cut exposure in Japan from slight overweight to a more neutral position relative to the benchmark. We also continued to underweight global emerging markets, because of their high sensitivity to the slower U.S. economy.

In this difficult environment, with rotations among global sectors, we maintained exposure to only high quality growth stocks, which is consistent with our investment style. However, growth stocks have been largely out of favor during the volatile latter period.

Recently, given their severe correction in September, we have revisited some of the hardware equipment manufacturers. In addition, we decreased exposure to energy and software companies, which were enjoying good performance this year and approaching their historic highs. We continue to underweight the global financial sector, particularly banking.

The strategy for the remainder of this calendar year and the 1st quarter of 2001 represents a reversal from our recent cautious stance. We expect a gradual reduction in investor's aversion to risk worldwide and are therefore increasing some specific regional allocations.

Our outlook for the world economy is positive. We do not expect oil price pressure to be sustainable or damaging to economic growth. We continue to expect a drop in oil prices by the end of the winter season.

In the Euro zone, consumer and business confidence have been buoyant in recent months. However, higher oil prices, combined with substantially weakened Euro, will have a negative short-term effect on the economy. Nevertheless, our medium term outlook for the European economy remains positive. Last month, concerted intervention by central banks to support the Euro was successful in its early stages. However, it was then badly managed by the ECB. Ironically, since the ECB's credibility is in question, the arguments in favor of renewed intervention are strong. Therefore, we maintain our positive view on the Euro.

After experiencing a brutal and prolonged correction in global equity markets, we anticipate investors will gradually return to equities, carefully focusing on their fundamentals and valuations. After correction, conditions are in place for a technical rebound in major markets. Valuations are even more reasonable today and are slowly returning an appetite for risk, which should drive the rebound in equities.

We are taking a more aggressive position with respect to our geographic allocation increasing our overall European exposure. At the same time, we will maintain a cautious neutral stand in Japan, where concerns about its structural imbalances could lead to negative news flow.

In this environment, with very rapid rotations among global sectors individual stock selection remains key. We will keep our sights set on only high-quality companies with the ability to grow their earnings.

The Victory Equity Funds

The Victory Nasdaq-100 Index(R) Fund

The investment goal of the Victory Nasdaq-100 Index(R) Fund is to replicate the performance the Nasdaq-100 Index.(R)* This involves investing in all stocks within the Nasdaq-100 Index(R) in proportion to their company, industry and sector weighting within the Index. This method of management is known as passive investing.

To manage the daily cash flows in and out of the Fund, the Fund invests in Nasdaq-100(R) futures contracts. The contracts are highly correlated to changes in the Nasdaq-100 Index(R). This enables the Fund to be fully exposed to NASDAQ price movements, while at the same time, minimizing transaction expenses associated with stock purchases and sales. We do not use futures for speculative or leveraging purposes.

From the date of its inception (July 31, 2000) through the end of the fiscal year on October 31, 2000, the Victory Nasdaq-100 Index(R) Fund returned -7.70% (Class A Shares at net asset value) versus -9.06% for the Nasdaq-100 Index(R) and 6.10% for the S&P 500.** The Fund's outperformance of the Index was a result of positive tracking error, which was not completely offset by the Fund's expenses. The positive tracking error can be attributed to profits derived from transactions in derivative securities used for asset substitution purposes and cash held in the portfolio.

Total returns are historical and include the change in share price and reinvestment of dividends and capital gain distributions, and unless indicated, show the effect of the maximum 5.75% sales charge applicable to Class A Shares. Performance of the different classes will vary based on the differences in sales charges and class specific expenses paid by the shareholders.

Investment returns and principal values will fluctuate so that an investor's shares, when redeemed, may be worth more or less that their original cost. The total return figures set forth above may reflect the waiver of a portion of certain fees for various periods since the Fund's inception date. In such instances and without such waiver of fees, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Fund holdings are subject to change at any time.

**The Standard & Poor's 500 Stock Index (S&P 500) is an unmanaged index, generally representative of domestically traded common stocks of mid- to large-sized companies. An investor cannot invest directly in an index.

Nasdaq-100 Index(R) Fund
vs. Nasdaq-100 Index

(Dollars in thousands)

              Nasdaq-100
           Index(R) Fund       Nasdaq-100
                 Class G            Index

7/31/2000          10000            10000
8/31/2000          11420            10834
9/30/2000          10020             9487
10/31/2000          9220             8721

Graph reflects investment growth of a $10,000 investment.

Past performance is not predictive of future results.

*The Nasdaq-100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ.

                                 Total Return
                            As of October 31, 2000

                NASDAQ-100 INDEX(R)      NASDAQ-100 INDEX(R)
                      Class A                 Class G

                             Maximum
                Net Asset    Offering         Net Asset
                Value        Price            Value

  Average Annual Since Inception
  7/31/00       -7.70%       -13.01%          -7.80%

Introduction to the
Financial Statements

On the next two pages you will find a guide on "How To Read Your Victory Financial Statement." Since financial statements are designed to provide you with detailed information regarding the Victory Funds, we encourage you to review the guide to ensure that you can find the information that you need.

The actual Financial Statements for the Victory Portfolios follow the "how-to" guide. They provide comprehensive financial information for each fund, including: a Schedule of Investments (which shows the underlying securities), Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and Financial Highlights.

We hope you find this information helpful, and the format easy-to-use.
Our goal is to present the information you need to feel comfortable with your current investments. We welcome your feedback.

How To Read Your Financial Statement

This guide will assist you in extracting information from the report which is most important to you. The Financial Statements summarize and describe the Fund's financial transactions. They are broken down into four different statements.


Statements of Assets and Liabilities

Presents all of the assets and liabilities of each mutual Fund. This is each individual Fund's "balance sheet" as of the date of the statement.

1. Summary of the mutual fund's assets stated at market value including investments owned, dividends, interest and other amounts owed to each Fund by outside parties, and other assets owned by each fund.

2. Summary of all amounts owed by each Fund including distributions declared but not yet paid to shareholders and other amounts due to outside parties.

3. Summary of the amounts that comprise each Fund's net assets including capital, undistributed net investment income, unrealized gains from investments owned and realized gains from investments sold.

4. The number of shares owned by shareholders of each Fund.

5. The market worth of each mutual fund's total net assets divided by the number of outstanding shares.

6. The net asset value per share plus sales charges.


Statements of Operations

Presents the results of operating activities during the period.

1. Investment income includes dividend and interest income earned from holding investments.

2. Summary of expenses incurred by each Fund from its operations.

3. Summary of realized gains or losses from selling each Fund's investments and the change during the period in unrealized gains or losses from holding each Fund's investments.

4. Net change due to mutual fund operations.

Statements of Changes in Net Assets

Presents the activity that affects the value of total net assets of each Fund during the two most recent reporting periods.

1. See Statement of Operations.

2. Distributions declared to shareholders from net investment income or from net realized gains during the periods. Each Fund declares distributions based on investment income and taxable realized gains, which may differ from the Fund's operations for financial statement purposes. Thus, distributions may exceed net investment income or realized gains.

3. Dollar amount of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.

4. Compares total net assets as of the end of the current and prior periods.

5. Number of mutual fund shares issued, reinvested and redeemed during the periods. Detail of this activity pertaining to Funds with two share classes is presented in the footnotes.


Financial Highlights

Present changes in net asset value per share as well as certain ratios and supplementary data for the five most recent reporting periods.

1. The table presents changes in the net asset value per share caused by the Fund's investment activities and distributions

2. Total return presents the historical return on an investment in the Fund throughout the period including changes in net asset value per share and reinvestment of dividends. The total return presented excludes sales charges.

3. Actual ratios of expenses and net investment income to average net assets during the period.

4. Hypothetical ratios of expenses and net investment income to average net assets during the period assuming no fee waivers or expense reimbursements had occurred.

5. Portfolio turnover presents the rate of investment activity. Higher turnover indicates more active investment purchases and sales.

The Notes to Financial Statements provide explanatory information to the financial statements. These include information on accounting methods used by the mutual Fund, contractual arrangements between the Fund and its service providers, certain transactions affecting the Fund, and other general information about the Fund.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
U.S. Government Obligations Fund                               October 31, 2000

(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

U.S. Treasury Obligations (18.3%)

U.S. Treasury Bill (4.2%)
6.08%, 12/7/00..........................  $100,000  $   99,392

U.S. Treasury Notes (14.1%):
5.75%, 11/15/00.........................    25,000      24,997
4.63%, 11/30/00.........................    75,000      74,914
4.50%, 1/31/01..........................    50,000      49,733
5.00%, 2/28/01..........................    25,000      24,898
5.00%, 4/30/01..........................   110,000     109,090
5.63%, 5/15/01..........................    50,000      49,785
                                                       333,417

Total U.S. Treasury Obligations
(Amortized Cost $432,809)                              432,809

Repurchase Agreement (82.1%)

Barclays Capital, Inc.,
  6.55%, 11/1/00
  (Collateralized by $109,660
  U.S. Treasury Note,
  6.63%, 6/30/01,
  market value $112,200)................   110,000     110,000
Bear Stearns,
  6.58%, 11/1/00
  (Collateralized by
  $2,294,956 various U.S.
  Treasury Bonds & Strips,
  6.00%-8.75%,
  5/15/17-11/15/27,
  market value $607,794)................   590,000     590,000
Deutsche Bank,
  6.58%, 11/1/00
  (Collateralized by
  $628,269 various U.S.
  Government Securities,
  0.00%-6.25%,
  11/15/00-8/15/05,
  market value $601,800)................   590,000     590,000
Goldman Sachs Group,
  6.55%, 11/1/00
  (Collateralized by
  $122,170 various U.S.
  Treasury Notes & Strips,
  0.00%-5.88%,
  11/15/04-2/15/12,
  market value $112,201)................   110,000     110,000

                                         Principal   Amortized
Security Description                        Amount        Cost

Greenwich Partners,
  6.55%, 11/1/00
  (Collateralized by
  $108,553 various U.S.
  Treasury Notes,
  4.75%-6.50%,
  8/15/05-11/15/08,

  market value $112,203)................  $110,000  $  110,000
Lehman Brothers, Inc.,
  6.50%, 11/1/00,
  (Collateralized by
  $288,803 various U.S.
  Government Securites,
  7.50%-10.62%,
  5/15/01-11/15/24,
  market value $107,883)................   105,762     105,762
Morgan Stanley Dean Witter,
  6.45%, 11/1/00
  (Collateralized by
  $106,890 various U.S.
  Treasury Notes,
  5.50%-6.63%,
  12/31/00-4/30/02,
  market value $108,607)................   105,000     105,000
Salomon Smith Barney, Inc.,
  6.55%, 11/1/00
  (Collateralized by $94,175
  U.S. Treasury Bond,
  7.50%, 11/15/16,
  market value $112,251)................   110,000     110,000
Warburg Dillon Read,
  6.55%, 11/1/00
  (Collateralized by $207,740
  U.S. Treasury Strips,
  0.00%, 5/15/11,
  market value $112,202)................   110,000     110,000

Total Repurchase Agreement
(Amortized Cost $1,940,762)                          1,940,762

Total Investments
(Amortized Cost $2,373,571) (a) -- 100.4%            2,373,571

Liabilities in excess of other assets -- (0.4)%        (9,346)

TOTAL NET ASSETS -- 100.0%                          $2,364,225

(a) Cost and value for federal income tax and financial reporting purposes are the same.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Prime Obligations Fund                                         October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Bankers Acceptance (0.2%)

ABN-AMRO North American Bank, ..........  $  5,000  $    4,912
6.57%, 2/5/01

Total Bankers Acceptance (Amortized Cost $4,912)         4,912

Certificates of Deposit (19.0%)

ABN-AMRO North American Bank,
  6.72%, 3/2/01.........................    20,000      19,999
Bank of America,
  7.34%, 5/15/01........................    20,000      20,000
Bank One NA Illinois,
  7.15%, 6/15/01........................    15,000      14,998
Bayerische Landesbank New York,
  6.60%, 3/7/01.........................    20,000      19,997
Bayerische Landesbank New York,
  6.06%, 6/18/01........................     6,000       5,968
Canadian Imperial Bank of Commerce,
  7.01%, 11/22/00.......................    25,000      25,001
Canadian Imperial Bank of Commerce,
  7.06%, 12/27/00.......................    10,000      10,000
Canadian Imperial Bank of Commerce,
  6.87%, 8/16/01........................    20,000      19,995
Deutsche Bank,
  6.51%, 1/31/01........................    18,000      17,998
Deutsche Bank,
  6.78%, 9/11/01........................    25,000      24,996
Dresdner Bank,
  6.46%, 12/11/00.......................    12,000      11,995
Dresdner Bank,
  7.18%, 6/7/01.........................    10,000       9,999
National City Bank,
  6.98%, 8/2/01.........................    20,000      19,994
National Westminster Bank,
  6.93%, 4/27/01........................    20,000      19,998
Rabobank,
  7.01%, 11/20/00.......................    10,000      10,001
Rabobank,
  6.68%, 2/12/01........................    20,000      19,998
Rabobank,
  6.62%, 2/16/01........................    20,000      19,997
Royal Bank of Canada,
  6.55%, 12/20/00.......................   100,000     100,001
Societe Generale,
  6.85%, 12/21/00.......................    20,000      20,001
Societe Generale,
  6.75, 12/29/00........................    25,000      25,000
Toronto Dominion,
  6.69%, 12/27/00.......................    20,000      20,000
UBS Finance,
  6.22%, 12/11/00.......................    20,000      19,992
Wachovia Bank,
  6.59%. 11/15/00.......................    10,000      10,000

Total Certificates of Deposit
(Amortized Cost $485,928)                              485,928

                                         Principal   Amortized
Security Description                        Amount        Cost

Commercial Paper (52.0%)

ABB Treasury Center USA,
  6.49%, 12/12/00.......................  $ 50,000  $   49,631
Baker Hughes, Inc.,
  6.65%, 11/1/00 (b)....................   100,000     100,000
Bellsouth Capital Funding,
  6.47%, 12/6/00........................    10,480      10,414
Bellsouth Capital Funding,
  6.47%,12/13/00........................    28,600      28,384
Bellsouth Telecom,
  6.48%,11/15/00........................    47,000      46,881
Brown Forman Corp.,
  6.50%, 11/2/00 (b)....................    10,000       9,998
Brown Forman Corp.,
  6.50%, 11/3/00 (b)....................    10,000       9,996
Canadian Wheat Board,
  6.43%, 3/19/01........................    25,000      24,384
Capital Corp. Asset Securitization,
  6.50%, 11/14/00 (b)...................    55,000      54,871
Corporate Asset Funding Co.,
  6.49%, 12/5/00 (b)....................    20,000      19,877
CXC, Inc.,
  6.50%,11/20/00 (b)....................    50,000      49,828
Delaware Funding Corp.,
  6.50%,11/6/00 (b).....................    20,121      20,103
Delaware Funding Corp.,
  6.50% 11/20/00 (b)....................    25,286      25,199
Diageo Capital PLC,
  6.56%, 1/16/01 (b)....................    25,000      24,654
Eastman Kodak Co.,
  6.47%, 11/8/00........................     4,200       4,195
Eastman Kodak Co.,
  6.47%, 11/15/00.......................    35,000      34,912
Eastman Kodak Co.,
  6.48%, 11/16/00.......................    13,015      12,980
Edison Asset Securitization,
  6.50%, 11/20/00 (b)...................   102,000     101,650
Fleet Funding Corp.,
  6.50%, 11/28/00 (b)...................   100,000      99,513
Fountain Square Commercial
  Funding Corp.,
  6.65%, 11/1/00........................   100,108     100,109
Fuji Photo Finance,
  6.62%, 1/25/01........................    10,000       9,844
Fuji Photo Finance,
  6.57%, 2/15/01........................    20,000      19,613
Gillette Finance,
  6.62%, 11/1/00........................    27,050      27,050
Marsh USA, Inc.,
  6.50%, 2/13/01........................    25,000      24,531
McCormick & Co., Inc.,
  6.62%, 11/22/00.......................    15,000      14,942
McGraw Hill,
  6.49%, 11/14/00.......................    42,150      42,051
Mont Blanc Capital Corp.,
  6.51%, 11/14/00.......................    26,170      26,108

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Prime Obligations Fund                                         October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Redwood Receivables Corp.,
  6.50%, 11/15/00 (b)...................  $ 20,000  $   19,949
Salomon Smith Barney, Inc.,
  6.50%, 11/3/00........................    75,000      74,973
Salomon Smith Barney, Inc.,
  6.50%, 11/20/00.......................    25,000      24,914
SBC Communications, Inc.,
  6.48%, 11/2/00........................    30,000      29,995
SBC Communications, Inc.,
  6.72%, 11/27/00.......................    15,000      14,927
Sheffield Receivables,
  6.51%, 11/2/00 (b)....................    43,099      43,091
UBS Finance,
  6.65%, 11/1/00........................   100,000     100,000
Unilver Capital Corp.,
  6.49%, 11/27/00.......................    25,000      24,883

Total Commercial Paper
(Amortized Cost $1,324,450)                          1,324,450

Corporate Bonds (16.7%)

American Express Credit Corp.,
  6.75%, 6/1/01.........................     3,320       3,320
American Manufacturing Co.,
  6.65%*, 11/2/00**,
  LOC Mellon Bank (c)...................     8,300       8,300
Associates Corp.,
  6.70%, 5/29/01........................     5,220       5,205
AT&T Capital Corp.,
  6.25%, 5/15/01, MTN...................     4,000       3,980
Bronson Lifestyle Improvement
  & Research Co.,
  6.67%*, 11/2/00**,
  LOC Old Kent..........................    11,600      11,600
Capital One Funding Corp.,
  6.65%*, 11/2/00**,
  LOC Bank One (c)......................    13,090      13,090
Dome Corp.,
  6.70%*, 11/1/00**,
  LOC First Union.......................     2,620       2,620
Ford Motor Credit Co.,
  6.78%*, 11/27/00**....................    15,660      15,671
Ford Motor Credit Co.,
  5.75%, 1/25/01........................     5,000       4,990
Ford Motor Credit Co.,
  5.77%, 2/12/01, MTN...................     4,000       3,990
Ford Motor Credit Co.,
  6.00%, 2/27/01, MTN...................     5,450       5,438
Ford Motor Credit Co.,
  5.13%, 10/15/01.......................     5,000       4,924
General Electric Capital Corp.,
  6.33%, 9/17/01, MTN...................     3,500       3,491
General Motors Acceptance Corp.,
  6.91%*, 11/1/00**, MTN................    12,000      12,008
General Motors Acceptance Corp.,
  7.02%*, 11/9/00, MTN..................     9,000       9,001

                                         Principal   Amortized
Security Description                        Amount        Cost

General Motors Acceptance Corp.,
  6.99%*, 11/20/00, MTN.................  $  2,000  $    2,000
General Motors Acceptance Corp.,
  6.99%*, 11/20/00, MTN.................     9,000       9,001
General Motors Acceptance Corp.,
  6.83%*, 11/24/00**, MTN...............    10,000      10,004
General Motors Acceptance Corp.,
  6.98%*, 11/27/00, MTN.................    20,000      20,001
Goldman Sachs Group, Inc.,
  6.76%*, 12/14/00**, MTN...............    20,000      20,014
Household Finance,
  6.45%, 3/15/01........................     3,048       3,045
IBM Credit Corp.,
  6.21%, 12/11/00, MTN..................    15,000      14,998
IBM Credit Corp.,
  5.05%, 1/22/01, MTN...................    10,000       9,959
J.P. Morgan & Co.,
  6.61%*, 11/16/00**, MTN...............    25,000      25,000
John Deere Capital Corp.,
  6.76%*, 1/25/01**, MTN................    10,000       9,999
John Deere Capital Corp,
  5.37%, 2/9/01, MTN....................     7,000       6,969
John Deere Capital Corp,
  6.35%, 3/15/01, MTN...................     4,000       3,995
Morgan Stanley Dean Witter,
  6.77%*, 11/1/00**, MTN................    40,000      40,000
Morgan Stanley Dean Witter,
  6.77%*, 11/1/00**.....................    50,000      50,001
Morgan Stanley Dean Witter,
  6.76%*, 12/15/00**, MTN...............     8,000       8,000
Nationsbank,
  6.66%*, 12/11/00**, ..................     5,000       5,000
Prudential Funding,
  5.89%, 4/16/01 (c)....................     4,000       3,983
Richfield Technology Associates,
  6.69%*, 11/2/00**,
  LOC Star Bank (c).....................     4,440       4,440
RKS LLC Health Care,
  6.70%*, 11/1/00**,
  LOC AmSouth Bank (c)..................     9,300       9,300
SeaRiver Maritime, Inc.,
  6.60%*, 11/1/00**,
  guarantee Exxon Mobil Corp............    28,300      28,300
Southwestern Ohio Steel,
  6.69%*, 11/2/00**,
  LOC Star Bank (c).....................     7,960       7,960
Transamerica Financial Corp.,
  6.77%*, 12/4/00**, MTN................    15,000      15,000
Transamerica Financial Corp.,
  5.89%, 3/5/01, MTN....................     6,000       5,983
Walt Disney Co.,
  6.38%, 3/30/01........................     6,115       6,105

Total Corporate Bonds (Amortized Cost $426,685)        426,685

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Prime Obligations Fund                                         October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Municipal Bonds (0.6%)

Arkansas (0.4%):
Union County Industrial
  Development Revenue,
  Del-Tin Fiber Project,
  6.65%*, 11/1/00**,
  LOC Bank One Chicago..................  $ 10,000  $   10,000

Kentucky (0.2%):
Maruga Series 1999-A,
  6.69%*, 11/2/00**,
  LOC Fifth Third Bank (c)..............     5,620       5,620

Total Municipal Bonds (Amortized Cost $15,620)          15,620

Repurchase Agreement (8.7%)

Paine Webber,
  6.60%, 11/1/00,
  (Collateralized by $23,195 various
  U.S. Government Securities,
  0.00%-5.88%, 7/16/01-9/17/01,
  market value $22,327).................    21,888      21,888
Salomon Brothers, Inc.,
  6.62%, 11/1/00,
  (Collateralized by $202,314 various
  U.S. Government Securities,
  0.00%-8.00%, 1/5/01-7/1/30,
  market value $204,001)................   200,000     200,000

Total Repurchase Agreement
(Amortized Cost $221,888)                              221,888

                                         Principal   Amortized
Security Description                        Amount        Cost

U.S. Government Agencies (2.7%)

Federal Home Loan Bank (0.8%):
5.97%, 12/1/00..........................  $ 10,000  $    9,998
5.13%, 4/17/01..........................    10,000       9,923
                                                        19,921

Student Loan Marketing Assoc. (1.9%):
6.80%*, 11/7/00**, MTN..................    25,000      24,986
6.82%*, 11/7/00**, MTN..................    25,000      24,995
                                                        49,981

Total U.S. Government Agencies
(Amortized Cost $69,902)                                69,902

Total Investments
(Amortized Cost $2,549,385) (a) -- 99.9%             2,549,385

Other assets in excess of liabilities -- 0.1%            3,630

TOTAL NET ASSETS -- 100.0%                          $2,553,015

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b)  Section 4(2) commercial paper which is restricted as to resale.

(c) 144a security which is restricted as to resale to institutional investors only.

* Variable rate securities having liquidity sources through bank letters of credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

LOC  -- Letter of Credit

MTN  -- Medium Term Note

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Financial Reserves Fund                                        October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Bankers Acceptance (1.3%)
Fifth Third Bank, 6.54%, 12/7/00........   $10,000    $  9,935

Total Bankers Acceptance
(Amortized Cost $9,935)                                  9,935

Certificates of Deposit (10.8%)

Bank of America,
  7.32%, 5/15/01........................    10,000      10,000
Bayerische Landesbank New York,
  5.63%, 2/26/01........................     1,000         995
Canadian Imperial Bank of Commerce,
  7.01%, 11/22/00.......................    10,000      10,000
Deutsche Bank,
  6.51%, 1/31/01........................     7,000       6,999
Deutsche Bank,
  6.78%, 9/11/01........................     7,000       6,999
National City Bank,
  6.98%, 8/2/01.........................     6,000       5,998
Rabobank,
  7.01%, 11/20/00.......................     5,000       5,000
Rabobank,
  6.62%, 2/16/01........................     9,000       8,999
Societe Generale,
  6.85%, 12/21/00.......................     5,000       5,000
Toronto Dominion,
  6.69%, 12/27/00.......................    10,000      10,000
Toronto Dominion,
  6.68%, 2/8/01.........................    10,000       9,999

Total Certificates of Deposit
(Amortized Cost $79,989)                                79,989

Commercial Paper (40.6%)

ABB Treasury Center USA,
  6.50%, 11/3/00........................    19,300      19,293
Brown Forman Corp.,
  6.50%, 11/2/00 (b)....................    10,000       9,998
Canadian Wheat Board,
  6.43%, 3/19/01........................    14,900      14,533
Corporate Asset Funding Co.,
  6.49%, 12/5/00 (b)....................    10,000       9,939
Delaware Funding Corp.,
  6.50%, 11/13/00 (b)...................    20,099      20,055
Eastman Kodak Co.,
  6.50%, 12/4/00........................     6,289       6,252
Edison Asset Securitization,
  6.50%, 11/1/00 (b)....................    25,000      25,000
Edison Asset Securitization,
  6.50%, 11/10/00 (b)...................     4,000       3,994
Fountain Square Commercial
  Funding Corp.,
  6.52%, 11/29/00.......................     5,089       5,063
Fuji Photo Finance,
  6.62%, 1/25/01........................     5,000       4,922
Gillette Finance,
  6.62%, 11/1/00........................    30,000      29,999

                                         Principal   Amortized
Security Description                        Amount        Cost

Household Finance,
  6.66%, 11/1/00........................   $25,000    $ 25,000
Marsh & McLennan Co., Inc.,
  6.65%, 11/1/00........................    35,000      34,999
Matson Navigation,
  6.50%, 11/9/00........................    10,000       9,986
Matson Navigation,
  6.51%, 11/21/00.......................    10,000       9,964
Redwood Receivables Corp.,
  6.66%, 11/1/00 (b)....................    20,622      20,622
Salomon Smith Barney, Inc.,
  6.50%, 11/3/00........................    25,000      24,991
SBC Communications, Inc.,
  6.48%, 12/4/00........................     5,300       5,269
Verizon Global Funding Corp.,
  6.48%, 11/14/00.......................    20,000      19,953

Total Commercial Paper
(Amortized Cost $299,832)                              299,832

Corporate Bonds (32.9%)

4-L Co. of Carmel,
  6.70%*, 11/2/00**,
  LOC Bank One Michigan.................     2,310       2,310
A & M Associates,
  6.70%*, 11/2/00**,
  LOC National City Bank................     2,150       2,150
Acme Investments,
  6.70%*, 11/2/00,
  LOC National City Bank................     2,000       2,000
AT&T Capital Corp.,
  6.83%, 1/30/01, MTN...................     1,500       1,500
AT&T Capital Corp.,
  6.80%, 2/1/01, MTN....................     1,000       1,000
Beavercreek Enterprises,
  6.70%*, 11/2/00**,
  LOC National City Bank................     2,500       2,500
Beneficial Corp.,
  6.33%, 12/18/00, MTN..................     5,000       5,000
BP America, Inc.,
  9.38%, 11/1/00........................     2,650       2,650
CS Manufacturing,
  6.70%*, 11/1/00**,
  LOC First National
  Bank of Chicago (c)...................     4,100       4,100
Eastman Kodak Co.,
  6.50%, 8/15/01, MTN...................     6,700       6,682
Exxon Mobil Corp.,
  5.79%., 1/2/01........................     1,101       1,100
Exxon Mobil Corp.,
  8.38%., 2/12/01.......................     3,000       3,014
Ford Motor Credit Co.,
  6.78%*, 8/27/01**.....................    18,350      18,364
Ford Motor Credit Co.,
  7.00%, 9/25/01........................     2,700       2,706
Ford Motor Credit Co.,
  5.13%, 10/15/01.......................     3,500       3,449

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Financial Reserves Fund                                        October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Galileo Corp.,
  6.65%*, 11/1/00**,
  LOC LaSalle Bank......................   $10,400    $ 10,400
General Electric Capital Corp.,
  8.38%, 3/1/01.........................     2,000       2,009
General Motors Acceptance Corp.,
  6.98%*, 11/27/00, MTN.................    10,000      10,001
General Motors Acceptance Corp.,
  5.63%, 2/15/01........................     1,325       1,319
General Motors Acceptance Corp.,
  5.80%, 2/23/01, MTN...................     1,125       1,122
General Motors Acceptance Corp.,
  6.08%, 5/22/01, MTN...................     3,000       2,995
Goldman Sachs Group,
  6.98%*, 1/16/01** (c).................     7,500       7,502
Goldman Sachs Group,
  6.94%*, 1/25/01** (c).................     6,500       6,502
GTE Corp.,
  9.38%, 12/1/00........................     2,000       2,004
IBM Credit Corp.,
  6.21%, 12/11/00, MTN..................     5,000       5,000
IBM Credit Corp.,
  5.05%, 1/22/01, MTN...................     7,000       6,973
Ivex of Delaware, Kama Project,
  6.70%*, 11/2/00**,
  LOC Societe Generale..................     6,500       6,500
J.P. Morgan & Co.,
  6.61%*, 11/16/00**, MTN,
  LOC National Bank of Detroit..........    10,000      10,000
John Deere Capital Corp.,
  6.08%, 12/18/00, MTN..................     2,000       2,000
John Deere Capital Corp.,
  5.35%, 10/23/01.......................     5,715       5,646
John Deere Capital Corp.,
  6.76%*, 1/25/01**, MTN................     5,000       5,000
Kellstrom Industries,
  6.67%*, 11/2/00**,
  LOC National City Bank................     4,600       4,600
McClellan Ohio Ltd.,
  6.74%*, 11/2/00**,
  LOC Mid American Bank (c).............     3,600       3,600
Merrill Lynch & Co.,
  6.84%*, 11/1/00**, MTN................    10,000      10,004
Morgan Stanley Dean Witter,
  6.76%*, 12/15/00**,
  LOC National City Bank, MTN...........    15,000      15,000
Morgan Stanley Dean Witter,
  6.77%*, 11/1/00**, MTN................    20,000      20,000
Redbank Professional Office
  Building, LLC,
  6.69%*, 11/2/00**,
  LOC First Star (c)....................     3,215       3,215
Salomon Smith Barney Holdings, Inc.,
  6.77%*, 11/1/00**, MTN................     5,000       5,001
SeaRiver Maritime, Inc.,
  6.60%*, 11/1/00**,
  guarantee Exxon Mobil Corp............    20,200      20,200

                                         Principal   Amortized
Security Description                        Amount        Cost

Sharp Electronics,
  6.69%*, 11/2/00**,
  LOC Fifth Third Bank..................   $ 3,715    $  3,715
Telesis/Autumn Leaves Ltd.,
  6.69%*, 11/2/00**,
  LOC Bank of America (c)...............     1,810       1,810
Tisdel Holdings, Inc.,
  6.69%*, 11/2/00**,
  LOC First Star (c)....................     2,600       2,600
Transamerica Financial Corp.,
  6.77%*, 12/4/00**, MTN................     8,000       8,000
Walt Disney Co.,
  6.38%, 3/30/01........................     1,165       1,161

Total Corporate Bonds
(Amortized Cost $242,404)                              242,404

Municipal Bonds (6.2%)

Arkansas (1.1%):
Union County Industrial
  Development Revenue,
  Del-Tin Fiber Project,
  6.65%*, 11/1/00**,
  LOC Bank One Chicago..................     8,000       8,000

Idaho (0.5%):
Idaho Assoc. LLC.,
  6.65%*, 11/1/00**,
  LOC LaSalle Bank (c)..................     3,850       3,850

Kentucky (0.9%):
Maruga, Series 1999b,
  6.69%*, 11/2/00**,
  LOC First Star (c)....................     1,315       1,315
Warren County Industrial
  Development Authority,
  6.67%*, 11/2/00**,
  LOC Nationsbank.......................     5,000       5,000
                                                         6,315

Michigan (2.1%):
Genesee County,
  Tax Note Series 1, GO,
  6.65%*, 11/2/00**,
  LOC Bank One..........................     5,866       5,866
Kent County, GO,
  6.60%*, 11/2/00**,
  LOC Bank One..........................    10,000      10,000
                                                        15,866

Mississippi (1.0%):
Mississippi Business Finance Corp.,
  6.70%, 11/13/00,
  guarantee BP Amoco (c)................     7,200       7,200

New York (0.3%):
Rockland County,
  NY Industrial Development Agency,
  6.65%*, 11/1/00**,
  LOC Mellon Bank.......................     1,900       1,900

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Financial Reserves Fund                                        October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Pennsylvania (0.3%):
Franconia Township Industrial
  Development Authority,
  6.65%*, 11/2/00**,
  LOC Mellon Bank.......................   $ 2,245    $  2,245

Total Municipal Bonds
(Amortized Cost $45,376)                                45,376

Repurchase Agreement (4.7%)

Paine Webber,
  6.60%, 11/1/00,
  (Collateralized by $10,057
  various U.S. Government Securities,
  0.00%-5.88%, 9/17/01-1/15/38,
  market value $9,612)..................     9,423       9,423
Salomon Brothers, Inc.,
  6.62%, 11/1/00,
  (Collateralized by $26,235
  various U.S. Government Securities,
  0.00%, 4/6/01-4/26/01,
  market value $25,501).................    25,000      25,000

Total Repurchase Agreement
(Amortized Cost $34,423)                                34,423

Time Deposit (4.1%)

Suntrust Cayman, 6.63%, 11/1/00.........    30,000      30,000

Total Time Deposit (Amortized Cost $30,000)             30,000

Total Investments
(Amortized Cost $741,959) (a) -- 100.6%                741,959

Liabilities in excess of other assets -- (0.6)%        (4,447)

TOTAL NET ASSETS -- 100.0%                            $737,512

(a) Cost and value for federal income tax and financial reporting purposes are the same.

(b)  Section 4(2) commercial paper which is restricted as to resale.

(c) 144a security which is restricted as to resale to institutional investors only.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

GO   -- General Obligation

LOC  -- Letter of Credit

MTN  -- Medium Term Note

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                                    U.S. Government   Prime             Financial
                                                                                    Obligations       Obligations       Reserves
                                                                                    Fund              Fund              Fund

ASSETS:
Investments, at amortized cost                                                      $  432,809        $2,327,497        $707,536
Repurchase agreements, at cost                                                       1,940,762           221,888          34,423
Cash                                                                                        --                 1              --
Interest receivable                                                                      4,574            18,072           5,252
Receivable for capital shares issued                                                        --                 8             142
Prepaid expenses and other assets                                                           16                --               7

         Total Assets                                                                2,378,161         2,567,466         747,360

LIABILITIES:
Dividends payable                                                                       12,541            12,852           3,744
Payable to brokers for investments purchased                                                --                --           5,646
Accrued expenses and other payables:
     Investment advisory fees                                                              758               758             310
     Administration fees                                                                    43                45              15
     Custodian fees                                                                         46                47              16
     Accounting fees                                                                         2                 2               8
     Transfer agent fees                                                                    18                20               7
     Shareholder service fees                                                               --               542              --
     Shareholder service fees -- Select Shares                                             413                --              --
     Other                                                                                 115               185             102

         Total Liabilities                                                              13,936            14,451           9,848

NET ASSETS:
Capital                                                                              2,364,217         2,553,013         737,511
Undistributed net investment income                                                          7                16               1
Accumulated undistributed net realized gains
  (losses) from investment transactions                                                      1               (14)             --

         Net Assets                                                                 $2,364,225        $2,553,015        $737,512

Net Assets
     Investor Shares                                                                  $424,927                --              --
     Select Shares                                                                   1,939,298                --              --

         Total                                                                      $2,364,225                --              --

Outstanding units of beneficial interest (shares)
     Investor Shares                                                                   424,898                --              --
     Select Shares                                                                   1,939,377                --              --

         Total                                                                       2,364,275         2,553,012         737,403

Net asset value
     Offering and redemption price per share                                                --        $     1.00        $   1.00
     Offering and redemption price per share -- Investor Shares                     $     1.00                --              --
     Offering and redemption price per share -- Select Shares                       $     1.00                --              --


                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                                      U.S. Government   Prime            Financial
                                                                                      Obligations       Obligations      Reserves
                                                                                      Fund              Fund             Fund

Investment Income:
Interest income                                                                       $135,613          $145,913         $48,383
Securities lending                                                                           9               --               --

     Total Income                                                                      135,622           145,913          48,383

Expenses:
Investment advisory fees                                                                 7,934             8,075           3,853
Administration fees                                                                      2,477             2,517             981
Shareholder service fees                                                                    --             5,768              --
Shareholder service fees -- Select Shares                                                4,544                --              --
Accounting fees                                                                            131               142             109
Custodian fees                                                                             459               466             177
Legal and audit fees                                                                       196               201              71
Trustees' fees and expenses                                                                 53                52              15
Transfer agent fees                                                                         77               104              25
Registration and filing fees                                                                36               192             112
Printing fees                                                                              156               395               7
Other                                                                                       81                33              14

     Total Expenses                                                                     16,144            17,945           5,364

Net Investment Income                                                                  119,478           127,968          43,019

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                                     7                (2)             --

Change in net assets resulting from operations                                        $119,485          $127,966         $43,019


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                           U.S. Government                    Prime                        Financial
                                           Obligations Fund              Obligations Fund                Reserves Fund

                                     Year            Year            Year            Year            Year             Year
                                     Ended           Ended           Ended           Ended           Ended            Ended
                                     October 31,     October 31,     October 31,     October 31,     October 31,      October 31,
                                     2000            1999            2000            1999            2000             1999

From Investment Activities:
Operations:
Net investment income                $   119,478     $    92,639     $   127,968     $    76,539     $    43,019      $    37,907
Net realized gains (losses) from
  investment transactions                      7              --              (2)            (12)             --                7

Change in net assets resulting
  from operations                        119,485          92,639         127,966          76,527          43,019           37,914

Distributions to Shareholders:
     From net investment income               --              --        (127,968)        (76,539)        (43,019)         (37,907)
         Investor Shares                 (24,650)        (20,842)             --              --              --               --
         Select Shares                   (94,828)        (71,797)             --              --              --               --

Change in net assets from
  distributions to shareholders         (119,478)        (92,639)       (127,968)        (76,539)        (43,019)         (37,907)

Capital Transactions:
     Proceeds from shares issued       9,958,605       3,987,901       5,695,075       4,151,240       2,707,816        1,615,129
     Dividends reinvested                 79,552          60,057         120,348          71,662           3,176            2,868
     Cost of shares redeemed          (9,873,661)     (4,021,260)     (5,322,445)     (3,541,564)     (2,791,932)      (1,585,072)

Change in net assets from
  capital transactions                   164,496          26,698         492,978         681,338         (80,940)          32,925

Change in net assets                     164,503          26,698         492,976         681,326         (80,940)          32,932

Net Assets:
     Beginning of period               2,199,722       2,173,024       2,060,039       1,378,713         818,452          785,520

     End of period                   $ 2,364,225     $ 2,199,722     $ 2,553,015     $ 2,060,039     $   737,512      $   818,452

Share Transactions:
     Issued                            9,958,605       3,987,901       5,695,075       4,151,241       2,707,816        1,615,128
     Reinvested                           79,552          60,057         120,348          71,662           3,176            2,868
     Redeemed                         (9,873,661)     (4,021,260)     (5,322,446)     (3,541,564)     (2,791,931)      (1,585,072)

Change in shares                         164,496          26,698         492,977         681,339         (80,939)          32,924


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                         U.S. Government Obligations Fund

                                  Investor Shares                              Select Shares

                   Year        Year        Year        Period        Year        Year        Year        Year        Year
                   Ended       Ended       Ended       Ended         Ended       Ended       Ended       Ended       Ended
                   October 31, October 31, October 31, October 31,   October 31, October 31, October 31, October 31, October 31,
                   2000        1999        1998        1997<F1>      2000        1999        1998        1997<F1>    1996

Net Asset Value,
  Beginning of
    Period         $  1.000    $  1.000    $  1.000    $  1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000

Investment
  Activities
     Net
       investment
       income         0.055       0.044       0.050       0.041           0.052       0.042       0.048       0.047       0.049
Distributions
     Net
       investment
       income        (0.055)     (0.044)     (0.050)     (0.041)         (0.052)     (0.042)     (0.048)     (0.047)     (0.049)

Net Asset Value,
  End of Period    $  1.000    $  1.000    $  1.000    $  1.000      $    1.000  $    1.000  $    1.000  $    1.000  $    1.000

Total Return           5.60%       4.54%       5.12%       4.19%<F2>       5.33%       4.27%       4.86%       4.75%       4.96%

Ratios/
  Supplemental
  Data:

Net Assets,
  End of Period
  (000)            $424,927    $386,264    $571,104    $456,133      $1,939,298  $1,813,458  $1,601,920  $1,235,475  $1,357,817
Ratio of
  expenses to
  average net
  assets               0.51%       0.52%       0.52%       0.56%<F3>       0.76%       0.77%       0.77%       0.74%       0.61%
Ratio of net
  investment
  income
  to average
  net assets           5.49%       4.44%       5.03%       4.95%<F3>       5.22%       4.19%       4.78%       4.75%       4.84%


<F1> Effective January 8, 1997, the Fund designated the existing shares as
     Select Shares and commenced offering Investor Shares.

<F2> Not annualized.

<F3> Annualized.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                   Prime Obligations Fund

                                                          Year           Year          Year             Year           Year
                                                          Ended          Ended         Ended            Ended          Ended
                                                          October 31,    October 31,   October 31,      October 31,    October 31,
                                                          2000           1999          1998             1997           1996

Net Asset Value, Beginning of Period                      $    1.000     $    1.000    $    1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.055          0.044         0.049          0.048          0.047

         Total from Investment Activities                      0.055          0.044         0.049          0.048          0.047

Distributions
     Net investment income                                    (0.055)        (0.044)       (0.049)        (0.048)        (0.047)

Net Asset Value, End of Period                            $    1.000     $    1.000    $    1.000       $  1.000       $  1.000

Total Return                                                    5.67%          4.52%         4.98%          4.89%          4.81%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                           $2,553,015     $2,060,039    $1,378,713       $736,449       $496,019
Ratio of expenses to
  average net assets                                            0.78%          0.79%         0.80%          0.85%          0.87%
Ratio of net investment income
  to average net assets                                         5.55%          4.43%         4.89%          4.79%          4.72%


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                   Financial Reserves Fund

                                                            Year           Year          Year           Year           Year
                                                            Ended          Ended         Ended          Ended          Ended
                                                            October 31,    October 31,   October 31,    October 31,    October 31,
                                                            2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                        $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.056          0.045         0.050          0.049          0.049

Distributions
     Net investment income                                    (0.056)        (0.045)       (0.050)        (0.049)        (0.049)

Net Asset Value, End of Period                              $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                                    5.75%          4.62%         5.10%          5.04%          5.00%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                             $737,512       $818,452      $785,520       $800,642       $767,990
Ratio of expenses to
  average net assets                                            0.70%          0.68%         0.67%          0.67%          0.67%
Ratio of net investment income
  to average net assets                                         5.58%          4.52%         5.01%          4.94%          4.89%
Ratio of expenses to
  average net assets<F1>                                        <F2>           <F2>          0.68%          0.71%          0.75%
Ratio of net investment income
  to average net assets<F1>                                     <F2>           <F2>          5.00%          4.90%          4.81%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Tax-Free Money Market                                     Fund October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Municipal Bonds (100.0%)

Alabama (3.3%):
Montgomery Hospital,
  Series C, 4.40%*, 11/1/00**,
  AMBAC, SPA Mellon Bank, N.A...........   $ 5,800    $  5,800
Montgomery Hospital,
  Series D, 4.40%*, 11/1/00**,
  AMBAC, SPA Mellon Bank, N.A...........     5,000       5,000
Montgomery Hospital,
  Series E, 4.40%*, 11/1/00**,
  AMBAC, SPA Mellon Bank, N.A...........     4,600       4,600
Montgomery Hospital,
  Series G, 4.40%*, 11/1/00**,
  AMBAC, SPA Mellon Bank, N.A...........     1,635       1,635
Montgomery Hospital,
  Series H, 4.40%*, 11/1/00**,
  AMBAC, SPA Mellon Bank, N.A...........     4,900       4,900
                                                        21,935

Arizona (0.5%):
Maricopa County, Public Service Co.,
  Series B, 4.60%*, 11/1/00**...........     2,200       2,200
Pima County,
  Industrial Development Authority,
  IDR, Brush Wellman, Inc. Project,
  4.45%*, 11/2/00**,
  LOC National City Bank................     1,500       1,500
                                                         3,700

Colorado (1.4%):
Denver City,
  Multi-Family Housing Revenue,
  Ogden Residences Project,
  4.70%*, 11/1/00**,
  LOC LaSalle National Bank.............     9,470       9,470

Dist of Columbia (1.1%):
District of Columbia
  Housing- Carmel,
  4.40%*, 11/2/00**,
  LOC Bank One..........................     1,000       1,000
District of Columbia,
  American Red Cross,
  4.30%, 12/7/00,
  LOC Bank One..........................     6,400       6,400
                                                         7,400

Florida (0.8%):
Finance Commission,
  4.30%, 2/23/01,
  LOC First Union National Bank.........     5,700       5,700

Georgia (2.7%):
Burke County, GO,
  4.30%, 11/17/00,
  AMBAC, SPA Rabobank...................     7,000       7,000

                                         Principal   Amortized
Security Description                        Amount        Cost

Cartersville Development
  Authority Revenue,
  Thrall Car Manufacturing
  Co. Project,
  4.50%*, 11/1/00**,
  LOC Harris Bank & Trust...............   $ 2,500    $  2,500
Cobb County & Marietta
  Water Authority Revenue,
  4.60% 11/1/00.........................     3,000       3,000
Hall County School District, GO,
  5.00%, 11/1/00........................     1,230       1,230
Marietta Multifamily Housing
  Authority Revenue,
  Wood Pointe Apartments,
  4.40%*, 11/1/00**,
  LOC First Union National Bank.........     4,300       4,300
                                                        18,030

Idaho (1.4%):
Nez Perce County,
  Pollution Control Revenue,
  4.40%*, 11/2/00**,
  LOC Bank One N.A......................     1,000       1,000
State Health Facilities,
  St. Luke's Medical Center,
  4.60%*, 11/1/00**,
  FSA, SPA Bayerische...................     8,400       8,400
                                                         9,400

Illinois (9.3%):
Chicago, Noble Street Charter,
  4.50%*, 11/1/00**,
  LOC Bank One N.A......................     2,500       2,500
Development Financial Authority,
  Industrial Steel
  Construction Inc. Project,
  4.65%*, 11/2/00**,
  LOC American National
  Bank & Trust AMT......................     4,210       4,210
Development Financial Authority,
  LaSalle Foundation Project,
  4.40%*, 11/1/00**,
  LOC American National Bank & Trust....     5,900       5,900
Development Financial Authority,
  Surgipath Medical Industries Project,
  4.65%*, 11/1/00**,
  LOC American National Bank & Trust....     1,500       1,500
East St. Louis Tax Increment,
  Public Library Project,
  4.45*, 11/2/00**,
  LOC Bank Of America...................     3,870       3,870
Educational Facility Authority Revenue,
  Cultural Pooled Financing,
  4.45%*, 11/1/00,
  LOC American National Bank & Trust....    11,005      11,005
Galesburg, Knox College Project,
  4.44%*, 11/2/00**,
  LOC LaSalle National Bank.............     5,000       5,000

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Hanover Park IDR,
  Spectra-Tech, Inc. Project,
  4.65%*, 11/2/00**,
  LOC Harris Bank & Trust AMT...........   $ 1,505    $  1,505
Havana IDR,
  Maclean Forge LP Project,
  4.55%*, 11/2/00**,
  LOC Bank Of America AMT...............     2,400       2,400
Iroquois County, IDR,
  Swissland Packing Co. Project,
  4.65%*, 11/2/00**,
  LOC American National Bank & Trust....     3,200       3,200
Kendall & Kane County,
  Community United School
  District, No. 115,
  4.99%, 1/11/00........................     2,000       2,002
Lake County, IDR,
  Northpointe Associates LLC Project,
  4.50%*, 11/1/00**,
  LOC Northern Trust....................     6,000       6,000
Lombard,
  4.65%*, 11/2/00**,
  LOC American National
  Bank & Trust AMT......................     1,830       1,830
Savanna, IDR,
  Metform Corp. Project, Series B,
  4.40%*, 11/1/00**,
  LOC Bank One N.A......................     2,000       2,000
Savanna, IDR,
  Metform Corp. Project,
  Series C,
  4.50%*, 11/1/00**,
  LOC Bank One N.A. AMT.................     1,000       1,000
State Development Financial
  Authority, EDR,
  CPL/Downers Grove Partnership,
  4.90%*, 11/1/00**,
  LOC LaSalle National Bank.............     4,400       4,400
State Health Facilities,
  Methodist Medical Center,
  4.50%, 11/15/00, MBIA.................     2,180       2,180
Yorkville, IDR,
  Wheaton & Co. Inc. Project,
  4.65%*, 11/2/00**,
  LOC American National
  Bank & Trust AMT......................     1,800       1,800
                                                        62,302

Indiana (10.6%):
Auburn Economic Development,
  4.40%*, 11/1/00**,
  LOC Bank One Michigan AMT.............     2,000       2,000
Bedford, EDR,
  White River Lodge LP. Project, Series A,
  4.50%*, 11/2/00**, FHLB...............     1,725       1,725

                                         Principal   Amortized
Security Description                        Amount        Cost

Elkhart County, EDR,
  Hinsdale Farms Ltd.Project,
  4.65%*, 11/2/00**,
  LOC American National Bank............   $ 3,120    $  3,120
Financing Authority Health
  Facility Revenue,
  Baptist Homes of Indiana,
  4.44%*, 11/2/00**,
  LOC Bank One N.A......................     4,350       4,350
Fort Wayne EDR,
  PHD Inc. Project,
  4.50%*, 11/1/00**,
  LOC Bank One N.A......................     3,000       3,000
Fort Wayne, EDR,
  4.65%*, 11/1/00**,
  LOC Bank One N.A......................     3,200       3,200
Indianapolis Resource Recovery Revenue,
  Ogden Martin Systems Inc. Project,
  6.00%, 12/1/00, AMBAC.................     3,315       3,319
Indianapolis, EDR,
  White Arts, Inc. Project,
  4.55%*, 11/2/00**,
  LOC Fifth Third Bank..................     4,300       4,300
Lagrande County, EDR,
  LA West Inc. Project,
  4.65%*, 11/1/00**,
  LOC Bank One N.A. AMT.................     2,100       2,100
Lawrence Southwark,
  4.50%*, 11/2/00**,
  LOC Mellon Bank N.A. AMT..............     1,830       1,830
Madison, EDR,
  Arvin Sango, Inc. Project,
  4.50%*, 11/1/00**,
  LOC Bank One N.A......................     8,200       8,200
Mooresville Viking Air Tools,
  4.65%*, 11/1/00**,
  LOC Bank One N.A......................     3,860       3,860
Noblesville,
  Rivers Edge Apartments Project,
  4.50%*, 11/2/00**,
  LOC Bank One N.A......................     2,870       2,870
Orleans Industry Economic Development,
  4.65%*, 11/2/00**,
  LOC Bank One N.A. AMT.................     4,300       4,300
Plymouth, EDR,
  4.55%*, 11/2/00**,
  LOC Firstar Bank......................     4,600       4,600
Seymour, EDR,
  Spaceguard, Inc. Project,
  4.65%*, 11/1/00**,
  LOC Bank One Michigan.................     1,115       1,115
State Development Financial
  Authority, EDR,
  4.65%*, 11/2/00**,
  LOC American National
  Bank & Trust AMT......................     2,600       2,600

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

State Development Financial
  Authority, EDR,
  Daubert VCI Inc. Project,
  4.50%*, 11/2/00**,
  LOC Bank One N.A......................   $ 4,500    $  4,500
State Education Wesleyan,
  4.50%*, 11/1/00**,
  LOC Bank One Michigan.................     3,500       3,500
State Educational Facilities
  Authority Revenue,
  Wabash, Series B,
  4.85%, 5/3/01.........................     4,000       4,007
State Educational Facility
  Authority Revenue,
  Bethel College, Series A,
  4.40%*, 11/1/00**,
  LOC Bank One Michigan.................     3,000       3,000
                                                        71,496

Kentucky (7.2%):
Association of County Advance
  Revenue/Cash Flow Borrowing,
  5.00%, 6/29/01........................    20,000      20,064
Boone County,
  Industrial Building Revenue,
  Multi-Color Corp. Project,
  4.50*, 11/2/00**,
  LOC PNC Bank AMT......................       925         925
Cambell County, IDR,
  Hospital Imaging Co., Inc. Project,
  4.45%*, 11/3/00**,
  LOC Fifth Third Bank..................     3,800       3,800
Covington,
  Industrial Building Revenue,
  St. Charles Center Inc.,
  4.50%*, 11/2/00**,
  LOC First Star Bank...................     3,495       3,495
Dayton Industrial Building Revenue,
  Woodcraft Manufacturing
  Co., Inc. Project,
  4.75%*,11/2/00**,
  LOC Fifth Third Bank..................       590         590
Economic Development Financial
  Authority Hospital Facilities Revenue,
  4.45%*, 11/1/00**, MBIA,
  SPA National City Bank................     7,100       7,100
Economic Development
  Financing Authority,
  4.65%*, 11/2/00**,
  LOC Firstar Bank......................     3,300       3,300
Lexington Fayette Urban County
  Government Industrial
  Building Revenue,
  4.45%*, 11/2/00**,
  LOC National City Bank................     3,805       3,805

                                         Principal   Amortized
Security Description                        Amount        Cost

Mayfield Multi-City Lease Revenue,
  4.50%*, 11/1/00**,
  LOC PNC Bank..........................   $ 3,400    $  3,400
Somerset, Industrial Building Revenue,
  Glen Oak Lumber & Mining,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     1,845       1,845
                                                        48,324

Louisiana (1.5%):
New Orleans, IDR,
  Multifamily Housing Revenue,
  3700 Orleans LLC project,
  4.51%*, 11/2/00**, FNMA...............    10,000      10,000

Maine (1.0%):
State Health & Higher Educational
  Facility Authority Revenue,
  VHA New England Inc., Series F,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     5,300       5,300
State Health & Higher Educational
  Facility Authority Revenue,
  VHA New England Inc., Series G,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     1,600       1,600
                                                         6,900

Maryland (2.0%):
Hartford County,
  4.55%*, 11/2/00**,
  LOC Harris Bank & Trust AMT...........     1,725       1,725
State Health and Higher
  Education Facilities Revenue,
  4.40%*, 11/1/00**,
  LOC Bank One N.A......................    11,500      11,500
                                                        13,225

Michigan (6.1%):
Jackson Public School
  State Aid Note,
  5.00%, 7/3/01,
  LOC Comerica Bank.....................     5,000       5,013
Lawrence-Fort Harrison Industrial
  Reuse Authority Tax
  Increment Revenue,
  4.45%*, 11/3/00**,
  LOC Fifth Third Bank..................     5,000       5,000
State Micron,
  4.65%*, 11/1/00**,
  LOC Bank One Michigan.................     1,000       1,000
State Strategic FD Limited
  Obligation Revenue International
  Sales Project,
  4.65%*, 11/1/00**,
  LOC Bank One
  Michigan AMT..........................     2,000       2,000

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

State Strategic
  FD Limited Obligation Revenue
  International Sales Project,
  4.65%*, 11/1/00**,
  LOC Bank One Michigan AMT.............   $ 2,000    $  2,000
State Strategic FD Limited Obligation
  Revenue International Sales Project,
  4.65%*, 11/1/00**,
  LOC Bank One Michigan AMT.............     1,200       1,200
State Strategic Fund Pollution Control,
  Consumers Power Project,
  4.65%*, 11/1/00**, AMBAC..............     8,300       8,300
State Strategic Fund,
  Limited Obligation Revenue
  International Sales Project,
  4.65%*, 11/1/00**,
  LOC Bank One Michigan AMT.............     2,800       2,800
State Strategic,
  Fleet Engineers Inc. Project,
  4.55%*, 11/2/00**,
  LOC Comerica Bank AMT.................     1,400       1,400
State Strategic,
  J&L Holding LLC Project,
  4.65%*, 11/2/00**,
  LOC Bank One Michigan.................     5,085       5,085
State Strategic,
  Thermal Transfer Inc. Project,
  4.55%, 11/2/00**,
  LOC Comerica Bank AMT.................     3,265       3,265
State, GO,
  6.50%, 12/1/00........................     1,700       1,703
Wayne County Community College, GO,
  4.75%, 4/2/01.........................     2,000       2,002
                                                        40,768

Minnesota (0.9%):
Hubbard County Solid Waste
  Disposal Revenue,
  4.50%*, 11/1/00**,
  LOC Wachovia Bank AMT.................     4,000       4,000
St. Paul Housing and Redevelopment
  Authority Revenue,
  4.70%, 12/1/15,
  LOC Norwest Bank......................     1,980       1,981
                                                         5,981

Mississippi (2.3%):
Jackson County Port Facility Revenue,
  Chevron USA Project,
  4.60%*, 11/1/00**.....................    15,300      15,300

Missouri (6.1%):
Boone County Hospital Revenue,
  4.40%*, 11/2/00**,
  LOC Firstar Bank......................     6,500       6,500
St. Charles County Industrial
  Development Revenue Cedar Ridge,
  4.44%*, 11/1/00**,
  LOC Bank One N.A......................    13,425      13,425

                                         Principal   Amortized
Security Description                        Amount        Cost

State Health & Education
  Facilities Authority,
  Washington University, Series D,
  4.60%*, 11/1/00**,
  LOC Morgan Guaranty Trust.............   $ 3,400    $  3,400
State Health & Educational Facilities,
  4.60%*, 11/1/00**,
  LOC Morgan Guaranty Trust.............     1,800       1,800
State Health and Education
  Facilities Revenue,
  4.60%*, 11/1/00**.....................     2,500       2,500
State Health Authority,
  4.60%*, 11/1/00**,
  MBIA, SPA Chase Manhattan Bank........    13,500      13,500
                                                        41,125

Nevada (0.7%):
Reno Hospital,
  St. Mary's Regional Medical Center,
  4.65%*, 11/1/00**, MBIA,
  SPA ABN Ambro Bank N.V................     2,000       2,000
Reno, EDR,
  4.70%*, 11/2/00**,
  LOC Firstar Bank AMT..................     2,885       2,885
                                                         4,885

New Hampshire (1.5%):
Higher Education,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     1,500       1,500
Higher Educational & Health
  Facilities Authority Revenue,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     5,300       5,300
State Business APEX
  Telecommunications Project,
  4.63%*, 11/2/00**,
  LOC Huntington Bank...................     3,380       3,380
                                                        10,180

North Carolina (0.3%):
Wilkes County Industrial & Pollution
  Control Authority,
  4.50%*, 11/2/00**,
  LOC Bank Of America AMT...............     2,200       2,200

Ohio (10.1%):
Akron Special Assignment,
  4.36%, 12/15/00.......................     2,000       2,001
Canton City School District, GO,
  4.63%, 12/15/00.......................    10,000      10,004
Cuyahoga County Hospitals,
  Cleveland Clinic, Series C,
  4.40%*, 11/1/00**,
  LOC Bank of America...................     4,500       4,500
Cuyahoga County Hospitals,
  Cleveland Clinic, Series D,
  4.60%*, 11/1/00**,
  LOC Bank of America...................     1,800       1,800

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Franklin County Hospital Revenue,
  Series B,
  4.40%*, 11/2/00**,
  LOC National City Bank................   $23,800    $ 23,801
Heath City School District,
  4.99%, 11/21/00.......................     8,125       8,128
Lake County Local School District,
  4.50%, 12/14/00.......................     1,650       1,651
Licking Heights Local School District,
  4.83%, 12/21/00.......................     7,000       7,004
Mansfield BAN,
  4.82%, 5/3/01.........................     2,500       2,504
Massilion,
  4.51%, 1/12/01........................     4,150       4,152
Richland County,
  4.32%, 11/30/00.......................     1,437       1,437
Seneca County,
  4.36%, 12/7/00........................     1,150       1,150
                                                        68,132

Oklahoma (1.0%):
Creek County Industrial
  Authority Revenue,
  4.80%*, 12/1/00**,
  LOC Bank One N.A......................     1,575       1,575
State, IDR,
  School of the Plains Project,
  4.40%*, 11/2/00**,
  LOC Bank of America...................     4,080       4,080
Tulsa, GO,
  6.00%, 12/1/00........................     1,040       1,041
                                                         6,696

Pennsylvania (2.6%):
College Township Industrial
  Development Authority Revenue,
  4.40%*, 11/1/00**,
  LOC Bank One N.A......................     4,500       4,500
Emmaus General Authority Revenue,
  4.35%*, 11/1/00**,
  LOC Goldman Sachs.....................     4,700       4,700
Erie County Hospital Authority,
  Mercy Terrace Project,
  4.40%*, 11/2/00**,
  LOC PNC Bank..........................     2,145       2,145
Lehigh County General Purpose
  Authority Revenues,
  4.60%*, 11/1/00**, MBIA,
  SPA First Union Bank..................     3,200       3,200
Lehigh County, GO,
  4.60%*, 11/1/00**, AMBAC,
  SPA Chase Manhattan Bank..............     2,700       2,700
                                                        17,245

South Carolina (0.4%):
Public Services, GO,
  4.25%, 1/17/01........................     2,600       2,600

                                         Principal   Amortized
Security Description                        Amount        Cost

Tennessee (3.6%):
Memphis Shelby County,
  Birmingham Steel Corp. Project,
  4.50%*, 11/2/00**,
  LOC PNC Bank..........................   $ 9,000    $  9,000
Montgomery County Public
  Building Authority,
  4.35%*, 11/2/00**,
  LOC Bank Of America...................     3,000       3,000
Shelby County Health Education,
  4.30%, 2/14/01,
  LOC Bank of America...................     5,000       5,000
Shelby Memorial Hospital,
  4.25%, 3/14/01,
  LOC Bank of America...................     7,000       7,000
                                                        24,000

Texas (4.5%):
Brazos River Authority,
  4.75%*, 11/1/00**, MBIA,
  SPA Bank of New York..................    10,000      10,000
Carroll Independent School District,
  5.00%, 8/15/32**, PSF-GTD,
  SPA Wesdeutsche Landesbank............    10,000      10,016
Fort Worth Financial Authority,
  4.35%, 11/9/00,
  LOC Westdeutsche Landesbank...........     5,800       5,800
Gulf Coast Waste Disposal,
  Amoco Oil Co. Project
  4.75%*, 11/1/00**.....................     3,600       3,600
State Financing Authority,
  5.70%, 2/1/01, AMBAC..................     1,000       1,003
                                                        30,419

Vermont (2.1%):
Education & Health Buildings,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     1,800       1,800
Education & Health Buildings,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     4,000       4,000
Education & Health Buildings,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     8,300       8,300
                                                        14,100

Virginia (1.4%):
Capital Region Facility Revenue,
  4.50%*, 11/2/00**,
  LOC First Union AMT...................     3,100       3,100
Lynchburg Industrial Development
  Authority Hospital,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     1,000       1,000
Lynchburg Industrial Development
  Authority Hospital,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     5,600       5,600
                                                         9,700

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Washington (0.7%):
Tacoma Revenue 1A,
  4.30%, 2/7/01,
  LOC Bank of America...................   $ 5,000    $  4,999

West Virginia (1.6%):
State Hospital Finance Authority,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     5,700       5,700
State Hospital Financial Authority
  Hospital Revenue,
  4.40%*, 11/1/00**, AMBAC,
  SPA Mellon Bank N.A...................     5,300       5,300
                                                        11,000

Wisconsin (11.3%):
Antigo Plaspack IDR,
  4.60%*, 11/1/00**,
  LOC Firstar Bank AMT..................     2,100       2,100
Antigo School District, TRAN,
  4.75%, 10/30/01.......................     2,000       2,003
Beaver Dam Industrial
  Development Revenue,
  4.65%*,11/1/00**,
  LOC Bank One Wisconsin AMT............     2,000       2,000
Beloit School District,
  4.19%, 11/01/00.......................     1,425       1,425
Burlington Community
  Development Authority
  Industrial Development Revenue,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     4,500       4,500
Caledonia Quick Cable, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     3,000       3,000
Campbell County, IDR,
  Skipperliner Industries Project,
  4.60%*, 11/1/00**,
  LOC Firstar Bank......................     4,895       4,895
Clinton Community School District, TRAN,
  4.85%, 8/30/01........................     1,150       1,151
Cook County,
  7.25%, 11/1/00, MBIA..................     3,000       3,060
Dodgeland School District,
  5.20%, 4/1/01.........................     5,465       5,465
Fitchburg, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     2,200       2,200
Germantown, IDR,
  4.60%*, 11/1/00**,
  LOC Firstar Bank......................     1,200       1,200
Grafton School District, TRAN,
  4.75%, 6/29/01........................     1,800       1,802
Grafton School District, TRAN,
  4.68%, 9/28/01........................     1,800       1,801

                                         Principal   Amortized
Security Description                        Amount        Cost

Industrial Development Revenue Bond,
  4.50%*, 11/2/00**,
  LOC Firstar Bank AMT..................   $ 1,485    $  1,485
Industrial Development Revenue Bond,
  4.50%*, 11/2/00**,
  LOC Firstar Bank......................     1,595       1,595
Industrial Development Revenue Bond,
  4.50%*, 11/2/00**,
  LOC Firstar Bank AMT..................     1,800       1,800
Industrial Development Revenue Bond,
  4.50%*, 11/2/00**,
  LOC Firstar Bank AMT..................     1,880       1,880
Jefferson School District, TRAN,
  4.78%, 9/10/01........................       950         951
Kenosha Industrial Development Revenue
  Metalmen Building Project,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     3,135       3,135
Kenosha Industrial Development Revenue
  Metalmen Building Project,
  4.65%*, 11/1/00**,
  LOC Bank One Wisconsin AMT............     2,375       2,375
Luxemburg-Casco School District, TRAN,
  4.70%, 10/19/01.......................     2,200       2,202
Manawa School District, TRAN,
  4.76%, 8/24/01........................     1,700       1,701
Monroe School District, TRAN,
  4.75%, 10/16/01.......................     5,240       5,246
New Lisbon School District, TRAN,
  4.83%, 8/24/01........................     1,100       1,101
New Richmond School District, TRAN,
  4.20%, 11/1/00........................     2,500       2,500
Pulaski Industrial Development Revenue,
  4.65%*, 11/1/00**,
  LOC Bank One Wisconsin AMT............     1,470       1,470
Rock All-State Disposal Project, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     1,200       1,200
Saukville Busch,
  4.45%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     2,375       2,375
Sturgeon Bay School District, TRAN,
  5.00%, 10/29/01.......................     1,200       1,203
Valders Area School District, TRAN,
  4.67%, 9/21/01........................     1,500       1,501
Waukesha, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One Wisconsin AMT............     3,600       3,600
West de Pere School District, TRAN,
  5.00%, 10/29/01.......................     1,793       1,799
                                                        75,721

Total Municipal Bonds (Amortized Cost $672,933)        672,933

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Tax-Free Money Market Fund                                     October 31, 2000

(Amounts in Thousands, Except Shares)

                                                     Amortized
                                                   Cost/Market
Security Description                        Shares       Value

Investment Companies (0.0%)

Federated Tax-Free Money Market Fund....    70,282    $     70

Total Investment Companies (Cost $70)                       70

Total Investments
(Amortized Cost $673,003) (a) -- 100.0%                673,003

Other assets in excess of liabilities -- 0.0%            2,321

TOTAL NET ASSETS -- 100.0%                            $675,324

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000. The date reflects the next rate change date.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- AMBAC Indemnity Corp.

AMT -- Alternative Minimum Tax

BAN -- Bond Anticipation Note

EDR -- Economic Development Revenue

FHLB -- Insured by Federal Home Loan Bank

FNMA -- Insured by Federal National Mortgage Association

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

MBIA -- Insured by Municipal Bond Insurance Association

SPA -- Standby Purchase Agreement

TRAN -- Tax and Revenue Anticipation Note

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                                 Schedules of Investments
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Ohio Municipal Bonds (99.6%)

Anthony Wayne Local School District,
  GO, BAN, 4.61%, 12/21/00..............  $  5,000    $  5,002
Ashland County Jail Construction,
  GO, 4.28%, 11/30/00...................     2,100       2,100
Ashtabula County Medical Center
  Project Revenue, Hospital & Nursing
  Home Improvements,
  4.44%*, 11/2/00**,
  LOC Bank One..........................     2,790       2,790
Ashtabula County, Brighton Manor Co.
  Project Revenue,
   Industrial Improvement,
  4.65%*, 11/1/00**,
  LOC Bank One AMT......................     2,500       2,500
Athens County Port Authority,
  Ohio Inc. Project,
  4.45%*, 11/2/00**,
  LOC First Union Bank..................     4,000       4,000
Athens, GO, BAN,
  4.72%, 7/24/01........................     1,200       1,202
Auglaize County,
  G.A. Wintzer & Son Co. Project, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................     1,335       1,335
Barberton, GO,
  4.60%, 4/19/01........................     2,600       2,602
Bedford Heights,
  Olympic Steel Inc. Project,
  4.50%*, 11/1/00**,
  LOC National
   City Bank AMT........................     1,050       1,050
Bellefontaine, GO, BAN,
  5.01%, 8/2/01.........................     1,900       1,904
Bowling Green, IDR,
  Lamson & Sessions Project,
  4.50%*, 11/2/00**,
  LOC Chase Manhattan Bank AMT..........     1,800       1,800
Bowling Green, IDR,
  Lamson & Sessions Project,
  4.57%*, 11/2/00**,
  LOC Mid American National
  Bank AMT..............................     1,630       1,630
Brooklyn, GO, BAN,
  4.65%, 8/30/01........................     2,525       2,529
Brooklyn, IDR,
  Clinton Road Project,
  4.85%*, 11/1/00**,
  LOC Bank One..........................       510         510
Bryan, GO, BAN,
  4.15%, 12/14/00.......................     4,888       4,888
Buckeye Local School District, GO, BAN,
   5.13%, 11/16/00......................     6,000       6,001

                                         Principal   Amortized
Security Description                        Amount        Cost

Butler County, Crystal Partners, IDR,
  4.70%*, 11/2/00**,
  LOC Firstar AMT.......................  $  3,225    $  3,225
Butler County,
  Hospital Facilities Revenue,
  4.45%*, 11/2/00**,
  LOC Fifth Third Bank..................     1,525       1,525
Canal Winchester Local
  School District, GO, BAN,
  4.91%, 2/22/01........................     2,100       2,103
Canton City School District, GO,
  4.63%, 12/15/00.......................    14,706      14,712
Canton, GO, BAN,
  4.80%, 12/5/00........................     2,025       2,025
Centerville Health Care Revenue,
  Bethany Lutheran,
  4.40%*, 11/1/00**,
  LOC PNC Bank..........................     4,350       4,350
Cincinnati City School District,
  Series C, TAN,
  5.25%, 12/1/00, AMBAC.................     3,325       3,328
Cincinnati,
  Bethesda One Ltd. Partners Revenue,
  4.60%*, 8/1/01**,
  LOC Bank One..........................     4,655       4,655
Cincinnati, IDR, 4th Star Ltd.
  Partnership Project, TAN,
  4.75%*, 11/1/00**,
  LOC PNC Bank..........................     6,250       6,250
Cleveland Airport Improvement,
  Series D,
  4.35%*, 11/1/00**,
  LOC Toronto Dominion Bank AMT.........     1,400       1,400
Cleveland Heights, GO, BAN,
  4.55%, 4/27/01........................     1,000       1,001
Cleveland Heights, GO, BAN,
  4.45%, 8/24/01........................     1,853       1,854
Clinton County Revenue,
  Hospital & Nursing
  Home Improvements,
  4.45%*, 11/1/00**,
  LOC Fifth Third Bank..................    27,000      27,000
Clinton County,
  Airport Facilities Revenue,
  4.35%*, 11/2/00**,
  LOC Wachovia Bank.....................     6,800       6,800
Clinton County, GO, BAN,
  5.24%, 5/17/01........................     1,900       1,903
Clinton County, Hospital Capital,
  4.45%*, 11/1/00**,
  LOC Fifth Third Bank..................    23,600      23,600
Columbiana County, IDR,
  C & S Land Co. Project, 4.65%*, 11/2/00**,
  LOC Bank One AMT......................     2,920       2,920

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Columbus, GO, Series 1,
  4.20%*, 11/2/00**,
  SPA Westdeutshe Landesbank............  $    500    $    500
Conneaut Area City School District,
  GO, BAN,
  5.13%, 2/15/01........................     2,200       2,204
Coshocton County Health Care Revenue,
  Hartville Homes Inc. Project,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     3,060       3,060
Coshocton County, Memorial Hospital
  Project Revenue,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     3,155       3,155
Coshocton County, Memorial Hospital
  Project Revenue,
  4.40%*, 11/2/00**,
  LOC Bank One..........................     8,000       8,000
Crestline Village, GO, BAN,
  4.72%, 4/5/01.........................     1,176       1,178
Cuyahoga County Health Care
  Facilities Revenue,
  Applewood Centers Inc. Project,
  4.45%*, 11/3/00**,
  LOC Fifth Third Bank..................     2,250       2,250
Cuyahoga County Health Care
  Facilities Revenue,
  Judson Retirement Community Project,
  4.40%*, 11/2/00**,
  LOC National City Bank................     9,585       9,585
Cuyahoga County Hospital Revenue,
  Cleveland Clinic Foundation,
  Series A, 4.40%*, 11/1/00**,
  LOC Chase Manhatten Bank..............    24,625      24,625
Cuyahoga County Hospital Revenue,
  Cleveland Clinic Foundation,
  Series A, 4.30%*, 11/1/00**,
  LOC Morgan Guaranty Trust.............     2,500       2,500
Cuyahoga County Hospital Revenue,
  Cleveland Clinic Foundation,
  Series B, 4.40%*, 11/1/00**,
  AMBAC, SPA Bank of America............    10,800      10,800
Cuyahoga County Hospitals Revenue,
  Series A, 4.40%*, 11/1/00**,
  AMBAC, SPA Bank of America............     2,800       2,800
Cuyahoga County Hospitals,
  Cleveland Clinic Project Revenue,
  Series B, 4.40%*, 11/1/00**,
  LOC Chase Manhattan Bank..............    12,200      12,200
Cuyahoga County Hospitals,
  Cleveland Clinic,
  Series C, 4.40%*, 11/1/00**,
  LOC Bank of America...................     2,850       2,850
Cuyahoga County Hospitals,
  University Hospital Cleveland,
  4.55%*, 11/1/00**,
  LOC Chase Manhattan Bank..............     6,250       6,250

                                         Principal   Amortized
Security Description                        Amount        Cost

Cuyahoga County Hospitals,
  University Hospital Revenue,
  Series D, 4.40%*, 11/2/00**,
  AMBAC, SPA Chase Manhattan Bank.......  $  7,400    $  7,400
Cuyahoga County,
  Continuing Care Facilities Revenue,
  4.40%*, 11/2/00**,
  LOC Lasalle National Bank.............     7,500       7,500
Cuyahoga County, EDR,
  Crestmont-Cleveland
  Partnership Project,
  4.85%*, 4/15/01**,
  LOC Bank One AMT......................       360         360
Cuyahoga County, IDR,
  Allen Group Inc. Project,
  4.40%*, 11/1/00**,
  LOC Dresdner Bank AG AMT..............     2,600       2,600
Cuyahoga County, IDR,
  Decorp Project,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     1,630       1,630
Cuyahoga County, IDR,
  Horizon Activities Centers Project,
  4.45%*, 11/2/00**,
  LOC Firststar.........................     1,180       1,180
Cuyahoga County, IDR,
  Landerhaven Executive Project,
  4.53%*, 11/1/00**,
  LOC Firststar.........................     1,995       1,995
Cuyahoga County, IDR,
  Progressive Plastics Project,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................     1,180       1,180
Cuyahoga County, IDR,
  Watt Printing Co. Project,
  4.55%*, 11/2/00**,
  LOC National City Bank AMT............     2,810       2,810
Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care Center Project,
  4.48%*, 11/2/00**,
  LOC Fifth Third Bank..................     2,000       2,000
Cuyahoga Falls,
  Hospital Facilities Revenue,
  Portage Trail Care Center Project,
  4.48%*, 11/2/00**,
  LOC Fifth Third Bank..................     2,900       2,900
Deerfield Township,
  Equipment Acquisition, GO,
  4.43%, 12/7/00........................     1,000       1,000
Deerfield Township, GO,
  Public Utilities,
  4.47%, 12/7/00........................       500         500
Deerfield Township, GO, TAN,
  4.67%, 2/1/01.........................     1,000       1,001
Deerfield Township,
  Park Land Acquistion Project, GO,
  5.23%, 6/28/01........................       400         401

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Deerfield Township,
  Sewer Improvement Project, GO,
  5.19%, 6/28/01........................  $    576    $    577
Deleware, GO, BAN,
  5.15%, 6/20/01........................     1,145       1,147
Delhi Township, GO, BAN,
  4.68%, 10/1/01........................     4,650       4,659
East Palestine City School District,
  GO, BAN,
  4.59%, 10/4/01........................     5,050       5,052
Euclid, GO, BAN,
  4.75%, 7/26/01........................     2,860       2,865
Fairborn, EDR,
  4.77%*, 11/2/00**,
  LOC Firststar.........................       495         495
Fairfield City School District, GO, TAN,
  4.90%, 10/25/01.......................     1,150       1,154
Fairfield County, GO, BAN,
  4.54%, 1/25/01 AMT....................       930         930
Fairfield County, GO, BAN,
  4.87%, 7/11/01........................     2,150       2,155
Fairfield County, GO, BAN,
  5.13%, 7/24/01........................     1,000       1,003
Fairfield, IDR,
  Prestige Display Project,
  4.65%*, 11/1/00**,
  LOC Bank One AMT......................     6,485       6,485
Fayette County, GO, BAN,
  4.80%, 7/17/01........................     1,800       1,802
Franklin County Health Care
  Facilities Revenue,
  Wexner Heritage House Project,
  4.43%*, 11/2/00**,
  LOC Hunington National Bank...........     1,900       1,900
Franklin County Hospital Revenue,
  Children's Hospital Project,
  Series B, 4.54%*, 11/2/00**,
  LOC Bank One..........................     8,800       8,800
Franklin County Hospital Revenue,
  Series B, 4.40%*, 11/2/00**,
  LOC National City Bank................     9,655       9,655
Franklin County Hospital Revenue,
  U.S. Health Corp.,
  Series A, 4.35%*, 11/2/00**,
  LOC Morgan Guaranty Trust.............     5,885       5,885
Franklin County Hospital Revenue,
  U.S. Health Corp.,
  Series C, 4.35%*, 11/2/00**,
  LOC Morgan Guaranty Trust.............     9,810       9,810
Franklin County, Health Care
  Facilities Revenue,
  4.45%*, 11/2/00**,
  LOC National City Bank................     2,275       2,275
Franklin County, IDR,
  ALCO Standard Corp. Project,
  4.40%*, 11/2/00**,
  LOC Bank of America...................     1,500       1,500

                                         Principal   Amortized
Security Description                        Amount        Cost

Franklin County, IDR,
  Capitol South Community
  Redevelopment,
  4.75%*, 11/1/00**,
  LOC Huntington National Bank..........  $  5,920    $  5,920
Franklin County, IDR,
  Media Inc. Project,
  4.85%*, 3/1/01**,
  LOC KeyBank AMT.......................     1,425       1,425
Franklin County,
  Jacobson Stores,
  4.75%*, 11/1/00**,
  LOC Bank One..........................     6,600       6,600
Geauga County,
  Health Care Facilities,
  Heather Hill Inc. Project,
  Series B, 4.43%*, 11/2/00**,
  LOC Bank One..........................    10,025      10,025
Geauga County, IDR,
  Gold Key Processing Ltd. Project,
  4.70%*, 11/1/00**,
  LOC Fifth Third Bank AMT..............     2,860       2,860
Green, GO, BAN,
  4.95%, 10/25/01.......................       915         918
Greene County Health Care,
  Friends Health Care Association,
  4.48%*, 11/2/00**,
  LOC Bank One..........................     3,885       3,885
Grove City Revenue,
  Multifamily Housing,
  Regency Arms Apartments Project,
  4.45%*, 11/2/00**,
  LOC FNMA AMT..........................     2,750       2,750
Grove City, EDR,
  Cross Country Inns, Inc.,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     1,205       1,205
Hamilton County Health Care
  Facilities Revenue,
  Ronald McDonald House Project,
  4.45%*, 11/3/00**,
  LOC Fifth Third Bank..................     3,740       3,740
Hamilton County Hospital
  Facilities Revenue,
  Health Alliance Greater Cincinnati,
  Series F, 4.35%*, 11/1/00**, MBIA,
  LOC Credit Suisse First Boston........     6,650       6,650
Hamilton County Hospital Revenue,
  Beechwood Home Project,
  4.45%*, 11/2/00**,
  LOC Firstar...........................     3,850       3,850
Hamilton County Hospital Revenue,
  Drake Center Inc.,
  Series A, 4.40%*, 11/2/00**,
  LOC Firstar...........................    15,320      15,320

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000

(Amounts in Thousands)

                                         Principal   Amortized

Security Description                      Amount       Cost

Hamilton County Revenue,
  Affordable Housing,
  Series A, 4.44%*, 11/2/00**,
  LOC Bank One..........................  $  3,500    $  3,500
Hamilton County Revenue,
  Childrens Hospital Medical Center,
  4.45%*, 11/2/00**,
  LOC Chase Manhattan Bank..............     9,600       9,600
Hamilton County Revenue,
  Childrens Hospital Medical Center,
  Series A, 4.42%*, 11/2/00**,
  LOC PNC Bank..........................     3,800       3,800
Hamilton County Revenue,
  Mulitfamily Housing,
  Pleasent Run Apartments Project,
  4.45%*, 11/2/00**,
  LOC PNC Bank AMT......................     1,700       1,700
Hamilton County Revenue,
  Multifamily Housing,
  Forest Ridge Apartment Project,
   4.45%*, 11/2/00**,
  LOC PNC Bank..........................     9,800       9,800
Hamilton County, EDR,
  Boys/Girls Club Inc. Project,
  4.40%*, 11/2/00**,
  LOC PNC Bank..........................     2,700       2,700
Hamilton County, EDR,
  Cincinnati Performing Arts,
  4.45%*, 11/2/00**,
  LOC Fifth Third Bank..................     1,100       1,100
Hamilton County, EDR,
  Union Institute Project,
  4.50%*, 11/2/00**,
  LOC Bank of Montreal..................     2,195       2,195
Hamilton, GO, BAN,
  5.00%, 6/7/01.........................     6,400       6,400
Hamilton, GO, BAN,
  5.27%, 6/7/01.........................     1,440       1,443
Hamilton, GO, BAN,
  5.27%, 6/7/01.........................     1,985       1,989
Hamilton, Series I, GO, BAN,
  4.49%, 10/18/01.......................     1,695       1,696
Hamilton, Series V, GO, BAN,
  4.49%, 10/18/01.......................     1,015       1,015
Hancock County, GO, BAN,
  5.00%, 11/21/00.......................     1,012       1,013
Hilliard, GO, BAN,
  4.95%, 7/20/01........................     1,000       1,003
Hilliard, IDR, National Sign,
  4.65%*, 11/1/00**,
  LOC Bank One AMT......................     3,400       3,400
Huber Heights, BAN,
  4.25%, 11/1/00........................       726         726
Huber Heights, GO, BAN,
  4.75%, 8/2/01.........................     1,200       1,202

                                         Principal   Amortized
Security Description                        Amount        Cost

Huron County, IDR,
  American Baler Project,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................  $  1,625    $  1,625
Jackson County, GO, BAN,
  4.75%, 11/1/00........................     9,900       9,900
Lake County, BAN,
  4.75%, 10/25/01.......................     1,620       1,625
Lake County, EDR,
  Lake County YMCA Project,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     2,710       2,710
Lake County, GO, BAN,
  4.75%, 10/3/01........................     1,925       1,930
Lakewood, Series A, GO, BAN,
  4.75%, 12/1/00........................     2,870       2,871
Lebanon, GO, BAN,
  4.96%, 7/27/01........................       480         481
Licking Heights Local School District,
  4.83%, 12/21/00.......................    10,000      10,006
Lorain County, EDR,
  Crestmont-Cleveland
  Partnership Project,
  4.65%*, 4/15/01**,
  LOC Bank One..........................       765         765
Loveland, GO, BAN,
  4.63%, 9/7/01.........................     2,400       2,404
Lowellville Local School
  District, GO, BAN,
  4.75%, 12/14/00.......................     1,050       1,050
Lucas County, EDR,
  Maumee Valley Country
  Day School Project,
  4.57%*, 11/2/00**,
  LOC Mid American National
  Bank AMT..............................     3,500       3,500
Lucas County, IDR,
  American Capital Properties,
  4.55%*, 11/2/00**,
  LOC National City Bank AMT............     3,405       3,405
Lucas County, IDR,
  Bunting Bearings Corp. Project,
  4.55%*, 11/2/00**,
  LOC National City Bank................     1,525       1,525
Lucas County, IDR,
  Conforming Matrix Corp. Project,
  4.62%*, 11/2/00**,
  LOC Mid American National Bank........     1,320       1,320
Mahoning County Healthcare
  Facilities Revenue,
  Copeland Oaks Project,
  4.44%*, 11/2/00**,
  LOC Bank One..........................     3,685       3,685
Mansfield, GO, BAN,
  5.16%, 5/24/01........................     3,000       3,004
Mansfield, GO, BAN,
  Series B, 4.85%, 5/24/01..............     1,250       1,253

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Marion County,
  Hospital Revenue,
  Pooled Leasing Program,
  4.44%*, 11/2/00**,
  LOC Bank One..........................  $  2,365    $  2,365
Marion County, Hospital Revenue,
  Pooled Leasing Program,
  4.44%*, 11/2/00**,
  LOC Bank One..........................     1,960       1,960
Marion County, IDR,
  Semco Inc. Project,
  4.53%*, 11/2/00**,
  LOC Huntington National Bank..........     1,000       1,000
Marysville Exempt Village
  School District, GO, BAN,
  4.79%, 3/20/01........................     5,700       5,712
Marysville, GO,
  7.20%, 12/1/10, AMBAC.................     1,000       1,022
Mason, GO, BAN,
  4.21%, 11/9/00........................     1,000       1,000
Massillon, GO, BAN,
  5.31%, 1/12/01........................     2,000       2,002
Massillon, GO, BAN,
  5.07%, 4/12/01........................     1,000       1,003
Mayfield City School District,
  GO, BAN, Series A,
  4.68%, 7/3/01.........................     1,215       1,216
Mayfield, BAN,
  4.48%, 9/20/01........................     4,250       4,251
Medina County Housing Revenue,
  The Oaks at Medina Project,
  Series B, 4.44%*, 11/2/00**,
  LOC Bank One..........................     7,700       7,700
Medina, BAN,
  4.75%, 7/12/01........................     4,100       4,107
Monroe County,
  Income Tax Corridor 75,
  4.50%*, 11/2/00**,
  LOC Bank of Montreal..................     2,000       2,000
Montgomery County Healthcare
  Facilities Revenue,
  Greater Dayton Area-MRI Project,
  4.45%*, 11/1/00**,
  LOC KeyBank...........................       175         175
Montgomery County, IDR,
  Citywide Development Corp. Project,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................     2,190       2,190
Montgomery County, IDR,
  Town Centers Ltd. Partner Project,
  4.60%*, 11/15/00**,
  LOC National City Bank................     2,270       2,270
Montgomery, IDR,
  Bethesda Two Ltd.,
  4.83%*, 11/3/00**,
  LOC Huntington National Bank..........     2,535       2,535
Morrow County, GO, BAN,
  4.82%, 9/6/01.........................     3,895       3,905

                                         Principal   Amortized
Security Description                        Amount        Cost

Mt. Gilead Exempt Village
  School District, GO, BAN,
  4.48%, 12/20/00.......................  $  5,000    $  5,002
New Albany, GO, BAN,
  4.49%, 12/21/00.......................     2,080       2,081
Niles City School District, GO, BAN,
  5.08%, 1/16/01........................     5,787       5,793
Nordonia Hills Local Schools, GO, BAN,
  5.06%, 3/20/01........................     1,500       1,503
Nordonia Hills Local Schools, GO, BAN,
  Series A, 4.75%, 3/20/01..............     7,500       7,513
Northwood, GO, BAN,
  5.45%, 7/26/01........................       800         804
Perrysburg, GO, BAN,
  4.45%, 11/16/00.......................     2,250       2,250
Perrysburg, GO, BAN,
  5.05%, 8/16/01........................     1,000       1,004
Portage County, IDR, NCSP
  Limited Partnership Project,
  4.65%*, 11/1/00**,
  LOC Bank One AMT......................     3,400       3,400
Reading, IDR,
  General Tool Co. Project,
  4.55%*, 11/2/00**,
  LOC Bank of Montreal AMT..............     4,150       4,150
Richland County, GO,
  4.85%, 5/10/01........................       500         501
Richland County, IDR,
  Mansfield Motel Partnership,
  4.65%*, 11/2/00**,
  LOC Huntington National Bank AMT......     2,950       2,950
Rickenbacker,
  Port Authority Revenue,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     2,800       2,800
Salem Hospital Revenue,
  Community Hospital Project,
  4.40%*, 11/1/00**,
  LOC PNC Bank..........................     2,800       2,800
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series C, 4.40%*, 11/1/00**, AMBAC,
  LOC Mellon Bank.......................     5,025       5,025
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series D, 4.40%*, 11/1/00**, AMBAC,
  LOC Mellon Bank.......................     2,845       2,845
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series E, 4.40%*, 11/1/00**, AMBAC,
  LOC Mellon Bank.......................     3,075       3,075
Scioto County Hospital Revenue,
  VHA Center Inc., Capital Assets,
  Series G, 4.40%*, 11/1/00**, AMBAC,
  LOC Mellon Bank.......................     3,500       3,500

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

Seneca County Hospital Facilities Revenue,
  St. Francis Home Inc. Project,
  4.40%*, 11/2/00**,
  LOC National City Bank................  $  1,900    $  1,900
South Euclid,
  Lyndhurst City School District, GO,
  4.55%, 2/8/01.........................     2,650       2,652
South Western City School District,
  GO, BAN,
  5.13%, 12/8/00........................     3,500       3,502
State Air Quality Development Authority,
  Cincinnati Gas & Electric,
  Series B, 4.60%*, 11/1/00**,
  LOC Canadian Imperial Bank
  of Commerce...........................     4,900       4,900
State Air Quality Development Authority,
  JMG Funding Ltd. Partnership,
  Series B, 4.30%*, 11/1/00**,
  LOC Societe Generale AMT..............     2,900       2,900
State Air Quality Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co. Project,
  Series A, 4.50%*, 11/1/00**,
  AMBAC, SPA Bank of New York...........    10,750      10,750
State Air Quality Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co. Project,
  Series C, 4.40%*, 11/1/00**,
  AMBAC, SPA Bank of New York...........     4,655       4,655
State Air Quality Revenue,
  Timken Co.,
  4.40%*, 11/1/00**,
  LOC Bank One..........................     3,000       3,000
State Enviromental
  Improvement Revenue,
  U.S. Steel Corp. Project,
  4.55%*, 11/1/00**,
  LOC PNC Bank..........................     1,000       1,000
State Environmental
  Improvement Revenue,
  Newark Group Industries
  Inc. Project,
  4.50%*, 11/2/00**,
  LOC Chase Manhattan Bank AMT..........     4,700       4,700
State Higher Education Revenue,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................     2,525       2,525
State Higher Education Revenue,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................    10,490      10,490
State Higher Education Revenue,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................     3,400       3,400
State Higher Education Revenue,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................     5,000       5,000

                                         Principal   Amortized
Security Description                        Amount        Cost

State Higher Education Revenue,
  Wilmington College,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................  $  2,445    $  2,445
State Housing Finance Agency,
  Residential,
  Series A-3, 4.25%, 3/1/01,
  LOC Bayerishe AMT.....................     5,000       5,000
State Infrastucture Improvements,
  Series B, GO, 4.50%, 2/1/01...........       750         750
State Revenue,
  Major New Infrastructure-1,
  4.75%, 12/15/00.......................     2,000       2,001
State Solid Waste Revenue,
  BP Exploration & Oil Project,
  4.75%*, 11/1/00**,
  BP Amoco AMT..........................     2,900       2,900
State University,
  Series B2, 4.35%*, 11/1/00**,
  Ohio State University.................     8,400       8,400
State Water Development
  Authority Revenue,
  Series A, 4.50%*, 11/2/00**,
  LOC National City Bank................     7,100       7,100
State Water Development Authority,
  Mead Corp. Revenue,
  4.55%*, 11/1/00**,
  LOC Bank of America...................       420         420
State Water Development Authority,
  PA Power Co. Project,
  4.45%*, 11/1/00**,
  LOC Bank One..........................     5,800       5,800
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co.,
  Series A, 4.50%*, 11/1/00**,
  AMBAC, SPA Bank of New York...........    15,400      15,400
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co.,
  Series B, 4.45%*, 11/1/00**,
  AMBAC, SPA Bank of New York...........     5,000       5,000
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Duquesne Light Co.,
  Series C, 4.35%*, 11/1/00**,
  AMBAC, SPA Bank of New York...........    10,000      10,000
State Water Development Authority,
  Pollution Control Facilities Revenue,
  Edison Co. Project,
  Series B, 4.70%*, 11/1/00**,
  LOC Barclays Bank.....................     7,600       7,600
State Water Development Authority,
  Timken Co. Project,
  4.35%*, 11/1/00**,
  LOC Wachovia Bank.....................     8,000       8,000

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands)

                                         Principal   Amortized
Security Description                        Amount        Cost

State Water Development Authority,
  Timken Co. Project,
  4.45%*, 11/1/00**,
  LOC Wachovia Bank.....................  $ 13,500    $ 13,500
State, EDR, YMCA,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     4,130       4,130
Struthers City School District, GO, BAN,
  4.85%, 11/30/00.......................     4,321       4,322
Summit County Hospital,
  Cuyuhoga Falls General Hospital,
  Series B, 4.45%*, 11/2/00**,
  LOC Bank One..........................     1,675       1,675
Summit County Port Authority,
  ASC Industries Inc. Project,
  4.65%*, 11/1/00**,
  LOC Bank One..........................     3,500       3,500
Summit County, IDR,
  Atlas Steel Project,
  4.55%*, 11/2/00**,
  LOC National City Bank AMT............     3,500       3,500
Summit County, IDR,
  Delco Corp. Project,
  4.55%*, 11/2/00**,
  LOC National City Bank AMT............     1,315       1,315
Summit County, IDR,
  Fiocca Inc. Project,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank AMT..............     2,095       2,095
Summit County, IDR,
  GO-JO Industries Inc, Project,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     1,750       1,750
Summit County, IDR,
  Rogers Industrial Products Project,
  4.75%*, 11/1/00**,
  LOC Fifth Third Bank AMT..............       935         935
Summit County, IDR,
  SSP Fittings Corp. Project,
  4.50%*, 11/2/00**,
  LOC Bank One..........................     1,465       1,465
Summit County, IDR,
  Summit Plastic Co. Project,
  4.55%*, 11/2/00**,
  LOC National City Bank AMT............     2,250       2,250
Summit County, IDR,
  VMS Development Project,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................     2,815       2,815
Tallmadge, GO,
  4.70%, 8/9/01.........................     2,270       2,273
Teays Valley Local School
  District, GO, BAN,
  Series A, 5.13%, 11/14/00.............     4,975       4,976
Teays Valley Local School
  District, GO, BAN,
  Series B, 5.00%, 11/14/00.............     3,500       3,501

                                         Principal   Amortized
Security Description                        Amount        Cost

Toledo, IDR,
  Lucas County Port Authority,
  Frostbite Brands Inc. Project,
  4.90%*, 11/2/00**,
  LOC Old Kent Bank.....................  $  2,690    $  2,690
Toledo, Lucas County,
  4.43%*, 11/2/00**,
  LOC Wells Fargo Bank..................     2,800       2,800
Tri-County North Local School
  District, GO, BAN,
  4.97%, 7/19/01........................     1,255       1,259
Trumbull County Health Care
  Facilities Revenue,
  4.45%*, 11/2/00**,
  LOC National City Bank................     3,750       3,750
Trumbull County, IDR,
  4.65%*, 11/2/00**,
  LOC Bank One..........................     3,875       3,875
Trumbull County, IDR,
  Eliwood Engineered Casting,
  4.50%*, 11/2/00**,
  LOC Mellon Bank.......................     7,000       7,000
Twinsburg, IDR,
  United Stationers Supply Co,
  4.75%*, 11/1/00**,
  LOC PNC Bank AMT......................     1,200       1,200
Union County, GO,
  5.21%, 6/14/01........................     2,100       2,103
Union Scioto Local School
  District, GO, BAN,
  4.90%, 12/8/00........................     1,100       1,101
Van Wert,
  4.65%*, 11/2/00**,
  LOC Bank One AMT......................     2,400       2,400
Warren County, IDR,
  Lindsey Steel Processing,
  4.45%*, 11/2/00**,
  LOC Firstar AMT.......................     2,800       2,800
Washington, GO, BAN,
  4.38%, 12/21/00.......................       600         600
Waterville, BAN,
  4.35%, 3/7/01.........................     1,825       1,825
Wayne County,
  Health Care Facilities Revenue,
  West View Manor Project,
  4.48%*, 11/2/00**,
  LOC Fifth Third Bank..................     4,710       4,710
West Clermont Local School
  District, GO, BAN,
  5.00%, 4/26/01........................     1,200       1,203
Westerville, EDR,
  American Ceramic Society,
  4.68%*, 11/2/00**,
  LOC National City Bank................     1,930       1,930
Westlake, IDR,
  Logan Westlake Project,
  4.50%*, 11/2/00**,
  LOC Fifth Third Bank..................     1,510       1,510

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                      Schedules of Investments--continued
Ohio Municipal Money Market Fund                               October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Principal   Amortized
Security Description                        Amount        Cost

Williams County, IDR,
  Letts Industries Inc. Project,
  4.50%*, 11/2/00**,
  LOC Comerica..........................  $  2,100    $  2,100
Wood County Revenue,
  Facilities Improvements-Young Men,
  4.57%*, 11/2/00**,
  LOC Mid American National Bank........     4,270       4,270
Wood County, EDR,
  Cast Masters Inc. Acquisition,
  4.62%*, 11/2/00**,
  LOC National City Bank AMT............     2,230       2,230
Wood County, EDR,
  Hammill Manufacturing Co. Project,
  4.57%*, 11/2/00**,
  LOC Mid American Bank AMT.............     2,000       2,000
Wood County, EDR,
  Precision Aggregate II,
  4.62%*, 11/2/00**,
  LOC Mid American National
  Bank AMT..............................     2,295       2,295
Wood County, EDR,
  Toledo Electrical,
  4.52%*, 11/2/00**,
  LOC Mid American National Bank........     1,960       1,960
Wood County, IDR,
  Aluminite Ohio Inc. Project,
  4.62%*, 11/2/00**,
  LOC Mid American National Bank........     1,690       1,690
Wood County, IDR,
  Principle Bus Project,
  Series A, 4.55%*, 11/2/00**,
  LOC Fifth Third Bank AMT..............     2,495       2,495
Woodlawn, IDR,
  Southland Properties LLP Project,
  4.55%*, 11/2/00**,
  LOC Bank of Montreal AMT..............     1,680       1,680

Total Ohio Municipal Bonds (Amortized Cost $880,623)   880,623

                                                     Amortized
                                                   Cost/Market
Security Description                        Shares       Value

Investment Companies (0.0%)

Ohio (0.0%):
Federated Ohio Municipal Cash Trust.....   158,868    $    159

Total Investment Companies (Cost $159)                     159

Total Investments
(Amortized Cost $880,782) (a) -- 99.6%                 880,782

Other assets in excess of liabilities -- 0.4%            3,587

TOTAL NET ASSETS -- 100.0%                            $884,369

(a) Cost and value for federal income tax and financial reporting purposes are the same.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- Insured by American Municipal Bond Assurance Corp.

AMT -- Alternative Minimum Tax

BAN -- Bond Anticipation Note

EDR -- Economic Development Revenue

FNMA -- Insured by Federal National Mortgage Association

GO -- General Obligation

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Association

SPA -- Standby Purchase Agreement

TAN -- Tax Anticipation Note

VHA -- Volunteer Hospital of America

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                                           Tax-Free              Ohio Municipal
                                                                                           Money Market          Money Market
                                                                                           Fund                  Fund

ASSETS:
Investments, at amortized cost                                                             $673,003              $880,782
Interest and dividends receivable                                                             4,758                 6,890
Prepaid expenses and other assets                                                                 5                     4

         Total Assets                                                                       677,766               887,676

LIABILITIES:
Dividends payable                                                                             2,095                 2,684
Accrued expenses and other payables:
     Investment advisory fees                                                                   200                   380
     Administration fees                                                                         15                    18
     Custodian fees                                                                              13                    16
     Accounting fees                                                                              1                     2
     Transfer agent fees                                                                          6                     8
     Shareholder service fees                                                                    89                   164
     Other                                                                                       23                    35

         Total Liabilities                                                                    2,442                 3,307

NET ASSETS:
     Capital                                                                                675,426               884,369
     Undistributed net investment income                                                         --                     5
     Accumulated undistributed net realized gains (losses) from investment transactions        (102)                   (5)

         Net Assets                                                                        $675,324              $884,369

Outstanding units of beneficial interest (shares)                                           675,424               884,365

Net asset value
     Offering and redemption price per share                                               $   1.00              $   1.00


                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                                           Tax-Free             Ohio Municipal
                                                                                           Money Market         Money Market
                                                                                           Fund                 Fund

Investment Income:
Interest income                                                                            $29,652              $39,618
Dividend income                                                                                 43                   89

     Total Income                                                                           29,695               39,707

Expenses:
Investment advisory fees                                                                     2,528                4,849
Administration fees                                                                            932                1,180
Shareholder service fees                                                                     1,805                2,424
Accounting fees                                                                                104                  117
Custodian fees                                                                                 149                  191
Legal and audit fees                                                                            60                  105
Trustees' fees and expenses                                                                     16                   23
Transfer agent fees                                                                             27                   35
Registration and filing fees                                                                    70                   59
Printing fees                                                                                   41                   61
Other                                                                                           13                   14

     Total Expenses                                                                          5,745                9,058

Expenses voluntarily reduced                                                                    --                 (581)

     Net Expenses                                                                            5,745                8,477

Net Investment Income                                                                       23,950               31,230

Realized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                                       (71)                  --

Change in net assets resulting from operations                                             $23,879              $31,230


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                                                            Tax-Free                     Ohio Municipal
                                                                        Money Market Fund                 Money Market

                                                                     Year            Year            Year             Year
                                                                     Ended           Ended           Ended            Ended
                                                                     October 31,     October 31,     October 31,      October 31,
                                                                     2000            1999            2000             1999

From Investment Activities:
Operations:
     Net investment income                                           $    23,950     $    17,415     $    31,230      $    24,370
     Net realized gains (losses) from investment transactions                (71)            (27)             --               (5)

Change in net assets resulting from operations                            23,879          17,388          31,230           24,365

Distributions to Shareholders:
     From net investment income                                          (23,950)        (17,415)        (31,230)         (24,370)

Change in net assets from distributions to shareholders                  (23,950)        (17,415)        (31,230)         (24,370)

Capital Transactions:
     Proceeds from shares issued                                       1,794,580       1,771,474       2,094,648        2,178,950
     Dividends reinvested                                                 17,484          11,883          24,631           19,098
     Cost of shares redeemed                                          (1,834,302)     (1,551,225)     (2,169,654)      (2,014,842)

Change in net assets from capital transactions                           (22,238)        232,132         (50,375)         183,206

Change in net assets                                                     (22,309)        232,105         (50,375)         183,201

Net Assets:
     Beginning of period                                                 697,633         465,528         934,744          751,543

     End of period                                                   $   675,324     $   697,633     $   884,369      $   934,744

Share Transactions:
     Issued                                                            1,794,580       1,771,474       2,094,648        2,178,950
     Reinvested                                                           17,484          11,883          24,631           19,098
     Redeemed                                                         (1,834,302)     (1,551,225)     (2,169,654)      (2,014,842)

Change in shares                                                         (22,238)        232,132         (50,375)         183,206


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                             Tax-Free Money Market Fund

                                                            Year           Year          Year           Year           Year
                                                            Ended          Ended         Ended          Ended          Ended
                                                            October 31,    October 31,   October 31,    October 31,    October 31,
                                                            2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                        $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Investment Activities
     Net investment income                                     0.033          0.025         0.029          0.030          0.030

Distributions
     Net investment income                                    (0.033)        (0.025)       (0.029)        (0.030)        (0.030)

Net Asset Value, End of Period                              $  1.000       $  1.000      $  1.000       $  1.000       $  1.000

Total Return                                                    3.38%          2.55%         2.91%          3.07%          3.04%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                             $675,324       $697,633      $465,528       $412,224       $344,796
Ratio of expenses to
  average net assets                                            0.80%          0.79%         0.80%          0.73%          0.78%
Ratio of net investment income
  to average net assets                                         3.32%          2.51%         2.88%          3.03%          2.97%
Ratio of expenses to
  average net assets<F1>                                        <F2>           <F2>          0.80%          0.74%          0.80%
Ratio of net investment income
  to average net assets<F1>                                     <F2>           <F2>          2.88%          3.02%          2.95%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                               Ohio Municipal Money Market Fund
                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                             October 31,   October 31,   October 31,   October 31,    October 31,
                                                             2000          1999          1998          1997           1996

Net Asset Value, Beginning of Period                         $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Investment Activities
     Net investment income                                      0.032         0.025         0.029         0.030          0.030

Distributions
     Net investment income                                     (0.032)       (0.025)       (0.029)       (0.030)        (0.030)

Net Asset Value, End of Period                               $  1.000      $  1.000      $  1.000      $  1.000       $  1.000

Total Return                                                     3.27%         2.49%         2.94%         3.01%          3.11%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                              $884,369      $934,744      $751,543      $650,978       $561,131
Ratio of expenses to
  average net assets                                             0.87%         0.82%         0.80%         0.75%          0.67%
Ratio of net investment income
  to average net assets                                          3.22%         2.45%         2.90%         2.97%          3.03%
Ratio of expenses to
  average net assets<F1>                                         0.93%         0.93%         0.94%         0.94%          0.97%
Ratio of net investment income
  to average net assets<F1>                                      3.16%         2.34%         2.76%         2.78%          2.73%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Limited Term Income Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Asset Backed Securities (10.1%)

American Express Credit
  Account Master Trust,
  6.76%, 4/15/08........................  $    131     $   131
Copelco Capital Funding Corp.,
  7.12%, 8/18/03........................       300         302
Equicredit Home Equity Loan Trust,
  Series 1996-1, Class A3,
  6.19%, 12/15/10.......................       392         391
Fleetwood Credit Corp. Grantor Trust,
  Series 1994-B, Class A,
  6.75%, 3/15/10........................     1,676       1,669
Fleetwood Credit Corp. Grantor Trust,
  Series 1997-A, Class A,
  6.64%, 9/15/12........................       740         736
The Money Store Home Equity Trust,
  Series 1998A, Class AF3,
  6.13%, 9/15/16........................       158         157
U.S. Government Loan Trust -- Israel,
  Series 1-B, 8.50%, 4/1/06.............       323         346

Total Asset Backed Securities (Cost $3,778)              3,732

Collateralized Mortgage Obligations (2.4%)

American Housing Trust, Series VIII,
  Class K, 9.00%, 1/25/21...............       884         901

Total Collateralized Mortgage Obligations (Cost $940)      901

Commercial Paper (1.1%)

Household Finance, 6.66%, 11/1/00.......       396         396

Total Commercial Paper (Cost $396)                         396

Corporate Bonds (22.9%)

Automobiles (1.1%):
General Motors Acceptance Corp.,
  5.50%, 1/14/02........................       300         295
General Motors Acceptance Corp.,
  6.75%, 2/7/02.........................       100         100
                                                           395

Beverages (4.0%):
J. Seagram & Sons, Inc.,
  6.25%, 12/15/01.......................     1,500       1,491

Financial Services (5.6%):
CIT Group, Inc.,
  7.38%, 3/15/03........................        95          95
General Electric Capital Corp.,
  7.50%, 6/5/03.........................       500         510
Heller Financial, Inc.,
  6.44%, 10/6/02........................       700         690
Household Finance Corp.,
  6.88%, 3/1/03.........................       700         696
Merrill Lynch,
  7.18%, 2/11/03, MTN...................        90          90
                                                         2,081


                                         Principal      Market
Security Description                        Amount       Value

Food Processing & Packaging (2.7%):
Unilever Capital Corp.,
  6.75, 11/1/03.........................  $  1,000     $   995

Insurance -- Life (4.1%):
American General Finance,
  7.45%, 1/15/05, MTN...................     1,485       1,504

Oil-Integrated Companies (1.6%):
Atlantic Richfield,
  5.55%, 4/15/03........................       620         606

Software & Computer Services (2.7%):
Sun Microsystems, Inc.,
  7.00%, 8/15/02........................     1,000         999

Telecommunications (1.1%):
WorldCom, Inc.,
  7.88%, 5/15/03........................       385         392

Total Corporate Bonds (Cost $8,383)                      8,463

U.S. Government Agencies (18.2%)

Federal Farm Credit Bank (0.8%):
6.63%, 2/1/02 (b).......................       300         300

Federal Home Loan Bank (11.1%):
5.13%, 9/15/03..........................     2,145       2,072
6.00%, 11/15/01.........................       840         835
7.13%, 5/22/01..........................     1,200       1,203
                                                         4,110

Federal Home Loan Mortgage
  Corp. (2.3%):
6.63%, 8/15/02..........................       400         401
7.38%, 5/15/03..........................       448         458
                                                           859

Federal National
  Mortgage Association (4.0%):

6.75%, 8/15/02..........................     1,000       1,005
7.55%, 4/22/02..........................       465         472
   .....................................                 1,477

Total U.S. Government Agencies (Cost $6,680)             6,746

U.S. Government Mortgage Backed (6.0%)

Federal Home Loan Mortgage Corp. (1.4%):
6.00%, 2/1/13-4/1/26....................       130         125
7.50%, 3/1/29...........................        39          39
9.50%, 12/1/01..........................       342         350
                                                           514

Federal National Mortgage
  Association (4.0%):
7.00%, 10/1/26-6/1/28...................        38          37
8.00%, 11/1/19-2/1/30...................       100         101
8.50%, 11/1/17-1/1/30...................       160         164
9.50%, 10/1/21..........................       356         370
10.00%, 11/1/13.........................       451         478
11.00%, 11/1/13.........................       316         342
                                                         1,492

                See notes to financial statements.

Limited Term Income Fund                      October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Government National Mortgage
  Assoc. (0.6%):
7.00%, 12/15/23-12/15/25................  $     97     $    97
9.00%, 11/15/17.........................       114         117
                                                           214

Total U.S. Government Mortgage Backed (Cost $ 2,229)     2,220

U.S. Treasury Obligations (38.2%)

U.S. Treasury Notes (38.2%):
5.75%, 4/30/03 (b)......................     2,088       2,080
5.88%, 10/31/01-2/15/04 (b).............     6,010       5,988
6.38%, 8/15/02 (b)......................     5,777       5,812
6.75%, 5/15/05 (b)......................       221         229

Total U.S. Treasury Obligations (Cost $14,058)          14,109

Securities Purchased With Cash Collateral (21.7%)

Investment Companies (4.0%):
AIM Short Term Prime Obligations Fund...     3,619           4
AIM Liquid Assets Portfolio.............   567,436         568
Merrimac Cash Fund......................   914,090         914
                                                         1,486

Time Deposits (1.5%):
PNC Bank, 6.56%, 11/1/00................  $    274         274
National City Bank, 6.50%, 11/1/00......       274         274
                                                           548

Repurchase Agreements (16.2%):
First Union, 6.78%, 11/1/00
  (Collateralized by $1,610
  Excel Realty Trust,
  6.88%, 10/15/04,
  market value $1,545)..................     1,500       1,500
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $2,500
  Telefonica Europe, 8.25%, 9/15/30,
  market value $2,570)..................     1,500       1,500


                                         Principal      Market
Security Description                        Amount       Value

Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $1,560
  Long Island Savings Bank,
  7.00%, 6/13/02, Elan Finance,
  0.00%, 12/14/18,
  market value $1,547)..................  $  1,500     $ 1,500
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $1,632
  BHP Finance, 6.42%, 3/1/26,
  market value $1,617)..................     1,500       1,500
                                                         6,000

Total Securities Purchased
With Cash Collateral (Cost $8,034)                       8,034

Total Investments (Cost $44,498) (a) -- 120.6%          44,601

Other liabilities in excess of assets -- (20.6)%        (7,614)

TOTAL NET ASSETS -- 100.0%                             $36,987

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                             $ 217
    Unrealized depreciation                              (120)
    Net unrealized appreciation                         $  97


(b) All or a portion of this security was loaned as of October 31, 2000.

MTN -- Medium Term Note

                    See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Intermediate Income Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Asset Backed Securities (8.1%)

American Express Credit
  Account Master Trust,
  Series 2000-5, Class A,
  6.76%*, 11/15/00**....................$      655    $    655
CIT Equipment Collateral,
  Series 2000-2, Class A4,
  6.93%, 7/20/11........................       970         958
Copelco Capital Funding Corp.,
  Series 2000-A, Class A3,
  7.12%, 8/18/03........................       940         945
Daimler Chrysler Auto Trust,
  Series 2000-C, Class A3,
  6.82%, 9/6/04.........................     1,611       1,617
Discover Card Master Trust,
  Series 1999-1, Class A,
  5.30%, 8/15/04........................     1,140       1,118
Discover Card Master Trust,
  Series 1999-2, Class A,
  5.90%, 10/15/04.......................     2,200       2,172
Green Tree Financial Corp.,
  Series 1999-2, Class A3,
  6.08%, 12/1/30........................     2,260       2,164
MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05.......................     2,000       1,958
MBNA Master Credit Card Trust,
  Series 1999-M, Class A,
  6.60%, 4/16/07........................     1,380       1,374
Peco Energy Transition Trust,
  Series 2000-A, Class A2,
  7.30%, 9/1/04.........................     1,320       1,326
Residential Asset Securities Corp.,
  Series 1999-KS3, Class A4,
  7.38%, 12/25/25.......................     1,200       1,202

Total Asset Backed Securities (Cost $15,667)            15,489

Collateralized Mortgage Obligations (0.5%)

Federal National Mortgage Assoc.,
  Series 1988-26, Class C,
  7.50%, 7/25/18........................        23          23
LB Commercial Conduit Mortgage Trust,
  Series 1999-C1, Class A1,
  6.41%, 8/15/07........................     1,010         991

Total Collateralized Mortgage Obligations (Cost $1,012)  1,014

Commercial Paper (0.8%)

Household Finance,
  6.66%, 11/1/00........................     1,477       1,477

Total Commercial Paper (Cost $1,477)                     1,477


                                         Principal      Market
Security Description                        Amount       Value

Corporate Bonds (44.0%)

Aerospace/Defense (2.1%):
Lockheed Martin Corp.,
  7.95%, 12/1/05........................$    2,000    $  2,055
Raytheon Co.,
  6.75%, 8/15/07........................     2,080       1,997
                                                         4,052

Aluminum (0.3%):
Alcoa, Inc., 7.25%, 8/1/05..............       647         654

Automobiles (0.5%):
General Motors Acceptance Corp.,
  5.50%, 1/14/02........................       930         916

Banks (2.4%):
Bank of America Corp.,
  7.80%, 2/15/10........................     1,420       1,443
Bank One Corp.,
  7.88%, 8/1/10.........................       925         932
Suntrust Banks, Inc.,
  7.75%, 5/1/10.........................       920         927
Ubs Preferred Funding Trust 1,
  8.62%, 10/1/49........................     1,340       1,353
                                                         4,655

Banks -- Money Centers Regional (0.5%):
Royal Bank of Scotland,
  9.12%, 3/31/49........................       875         915

Beverages (0.4%):
J. Seagram & Sons, Inc.,
  6.25%, 12/15/01.......................       770         765

Broadcasting/Cable (0.6%):
Cox Communications, Inc., 6.88%, .......     1,078       1,058

Chemicals -- General (0.5%):
Dow Chemical Co.,
  7.00%, 8/15/05........................       930         932

Consumer Products --
  Miscellaneous (1.4%):
Unilever Capital Corp.,
  6.75, 11/1/03.........................       870         866
Unilever Capital Corp.,
  7.13%, 11/1/10........................     1,835       1,814
                                                         2,680

Cosmetics & Toiletries (1.4%):
Avon Products, Inc.,
  7.15%, 11/15/09.......................     2,854       2,740

Diversified (1.4%):
D.R. Investments,
  7.10%, 5/15/02 (b)....................     2,750       2,729

Electronic & Electrical -- General (0.6%):
Texas Instruments, Inc.,
  7.00%, 8/15/04........................     1,230       1,233

                 See notes to financial statements.

Intermediate Income Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Financial Services (9.9%):
Amerus Life Holdings, Inc.,
  6.95%, 6/15/05........................$    2,700    $  2,532
AT&T Capital Corp.,
  6.60%, 5/15/05, MTN...................       915         854
Boeing Capital Corp.,
  7.10%, 9/27/05........................     1,220       1,225
CIT Group, Inc.,
  7.38%, 3/15/03........................       450         451
Citigroup Inc.,
  7.25%, 10/1/10........................     2,515       2,497
DaimlerChrysler Financial
  Services North America LLC,
  5.69%, 11/15/01, MTN..................     1,495       1,480
Ford Motor Credit Corp.,
  7.24%, 2/15/04........................     1,500       1,507
General Electric Capital Corp.,
  6.33%, 9/17/01, MTN...................       815         813
General Electric Capital Corp.,
  7.50%, 6/5/03.........................     2,400       2,448
General Electric Capital Corp.,
  7.50%, 5/15/05........................       890         910
Heller Financial, Inc.,
  7.88%, 5/15/03........................       655         661
Household Finance Corp.,
  8.00%, 5/9/05.........................     1,590       1,626
Merrill Lynch,
  7.18%, 2/11/03, MTN...................       240         241
Morgan Stanley Dean Witter,
  7.13%, 1/15/03........................     1,135       1,142
Morgan Stanley Dean Witter,
  7.75%, 6/15/05........................       475         485
                                                        18,872

Insurance (2.6%):
Allstate Corp.,
  7.20%, 12/1/09........................       650         636
American General Finance,
  7.45%, 1/15/05, MTN...................       565         572
American General Finance,
  7.50%, 8/11/10........................       900         899
Liberty Mutual Insurance Co.,
  8.20%, 5/4/07 (b).....................       630         627
Prudential Insurance,
  7.65%, 7/1/07 (b).....................     2,300       2,274
                                                         5,008

Manufacturing/Diversified (0.8%):
Honeywell International, Inc.,
  6.88%, 10/3/05........................     1,613       1,613

Manufacturing -- Consumer Goods (0.7%):
Tyco International Group,
  6.88%, 9/5/02.........................     1,330       1,327

Media (0.9%:)
Viacom, Inc., 7.75%, 6/1/05.............       605         618
Viacom, Inc., 7.70%, 7/30/10............       993       1,011
                                                         1,629


                                        Principal       Market
Security Description                       Amount        Value

Oil & Gas Exploration,
  Production & Services (3.5%):
Amerada Hess Corp.,
  7.38% 10/1/09.........................$    2,504    $  2,502
Union Oil Co. of California,
  7.20%, 5/15/05........................     2,230       2,227
Union Pacific Resources Group, Inc.,
  7.00%, 10/15/06.......................     1,935       1,894
                                                         6,623

Oil-Integrated Companies (1.2%):
Coastal Corp., 7.75%, 6/15/10...........     2,280       2,309

Paper Products (0.8%):
Abitibi Consolidated, Inc.,
  8.55%, 2/1/10.........................     1,590       1,578

Pipelines (1.7%):
Kinder Morgan Energy Partners, LP,
  8.00%, 3/15/05........................     1,570       1,609
Kinder Morgan, Inc.,
  6.45%, 11/30/01.......................     1,633       1,621
                                                         3,230

Real Estate (0.3%):
EOP Operating LP,
  8.38%, 3/15/06........................       610         630

Real Estate Investment Trusts (0.4%):
Cabot Industrial Property LP,
  7.13%, 5/1/04.........................       740         725

Retail (0.8%):
Target Corp., 7.50%, 8/15/10............     1,070       1,063
Wal-Mart Stores, 6.88%, 8/10/09.........       490         487
                                                         1,550

Retail -- Specialty Stores (1.1%):
Lowes Cos., Inc., 8.25%, 6/1/10.........     1,952       2,025

Telecommunications (1.6%):
GTE Corp., 6.36%, 4/15/06...............     1,590       1,528
WorldCom, Inc., 7.88%, 5/15/03..........     1,420       1,445
                                                         2,973

Telecommunications --
  Services & Equipment (0.6%):
Vodafone Airtouch Plc.,
  7.75%, 2/15/10 .......................     1,205       1,228

Tobacco & Tobacco Products (0.2%):
R.J. Reynolds Tobacco Holding,
  7.38%, 5/15/03........................       390         372

Utilities -- Electric (1.5%):
Duke Energy Corp.,
  7.38%, 3/1/10.........................     1,720       1,722
Korea Electric Power,
  6.38%, 12/1/03........................     1,265       1,203
                                                         2,925

Utilities -- Natural Gas (0.6%):
Williams Cos., Inc.,
  6.63%, 11/15/04.......................     1,165       1,140


                See notes to financial statements.

Intermediate Income Fund                      October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Principal      Market
Security Description                        Amount       Value

Utilities -- Telecommunications (2.7%):
Sprint Capital Corp.,
  7.63%, 6/10/02, MTN...................$    2,422    $  2,440
Telefonica Europe BV,
  7.75%, 9/15/10........................     2,754       2,768
   .....................................                 5,208

Total Corporate Bonds (Cost $84,248)                    84,294

U.S. Government Agencies (23.7%)

Business Services (0.6%):
United Mexican States,
  8.50%, 2/1/06.........................       660         648
United Mexican States,
  9.88%, 2/1/10.........................       475         494
                                                         1,142

Federal Farm Credit Bank (1.5%):
6.63%, 2/1/02...........................     2,945       2,949

Federal Home Loan Bank (0.7%):
7.13%, 5/22/01..........................     1,300       1,303

Federal Home Loan Mortgage
  Corp. (9.0%):
6.63%, 8/15/02 (c)......................     2,070       2,075
7.38%, 5/15/03..........................     2,700       2,758
5.00%, 1/15/04 (c)......................     2,518       2,412
7.00%, 7/15/05..........................     2,990       3,046
7.00%, 3/15/10..........................     3,709       3,784
6.88%, 9/15/10..........................     3,091       3,130
                                                        17,205

Federal National Mortgage
  Association (11.2%):

5.63%, 3/15/01 (c)......................     2,412       2,403
5.38%, 3/15/02..........................     1,672       1,647
7.55%, 4/22/02..........................     1,375       1,395
6.75%, 8/15/02..........................     1,354       1,361
5.78%, 5/7/04 (c).......................     3,050       2,970
7.00%, 7/15/05 (c)......................     2,101       2,140
7.30%, 7/19/05 (c)......................     3,230       3,241
6.63%, 10/15/07 (c).....................     3,220       3,232
7.25%, 1/15/10..........................     2,972       3,080
                                                        21,469

Small Business Administration (0.7%):
Small Business Administration
  Participation Certificates,
  Series 1999-20D, Class 1,
  6.15%, 4/1/19.........................     1,361       1,287

Total U.S. Government Agencies (Cost $45,087)           45,355


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

U.S. Government Mortgage Backed (4.5%)

Federal Home Loan Mortgage
  Corp. (1.0%):
6.00%, 2/1/13-4/1/26....................  $  1,307    $  1,252
6.50%, 1/1/29...........................       423         407
7.00%, 10/1/28..........................        18          18
7.50%, 4/1/28-3/1/29....................       228         228
                                                         1,905

Federal National Mortgage
  Association (2.9%):
6.00%, 12/1/28..........................        34          32
6.50%, 7/1/28-9/1/28....................        69          67
7.00%, 10/1/26..........................       155         152
7.50%, 2/1/29-1/1/30....................       363         362
8.00%, 11/1/19-2/1/30...................       792         802
8.50%, 8/1/19-1/1/30....................       819         836
9.50%, 10/1/21..........................       688         714
10.00%, 11/1/13.........................     1,400       1,485
10.50%, 11/1/13.........................       439         475
11.00%, 11/1/13.........................       605         655
                                                         5,580

Government National Mortgage
  Assoc. (0.6%):
6.50%, 7/15/28..........................        68          66
7.00%, 9/15/23-4/15/28..................       598         593
7.50%, 4/15/29..........................       178         178
9.00%, 11/15/17.........................       353         365
                                                         1,202

Total U.S. Government Mortgage Backed (Cost $8,701)      8,687

U.S. Treasury Obligations (16.9%)

U.S. Treasury Notes (16.9%):

5.88%, 10/31/01 (c).....................     2,936       2,923
6.38%, 8/15/02 (c)......................    13,484      13,568
5.75%, 4/30/03 (c)......................     4,876       4,857
5.88%, 11/15/04 (c).....................     3,450       3,451
6.75%, 5/15/05..........................       600         622
7.00%, 7/15/06 (c)......................     4,874       5,138
5.75%, 8/15/10..........................     1,710       1,708

Total U.S. Treasury Obligations (Cost $32,125)          32,267

Securities Purchased With Cash Collateral (15.3%)

Investment Companies (2.8%):
AIM Short Term Prime Obligations Fund...    13,147          13
AIM Liquid Assets Portfolio............. 2,061,131       2,061
Merrimac Cash Fund...................... 3,320,301       3,321
                                                         5,395

Time Deposits (1.0%):
PNC Bank, 6.56%, 11/1/00................$      996         996
National City Bank, 6.50%, 11/1/00             996         996
                                                         1,992

                   See notes to financial statements.

Intermediate Income Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Repurchase Agreements (11.5%):
First Union, 6.78%, 11/1/00
  (Collateralized by $4,272
  Highwoods/Forsyth, 7.00%, 12/1/06,
  market value $4,120)..................$    4,000    $  4,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $7,567
  various Corporate Bonds,
  5.13%-8.70%, 11/15/01-7/31/97,
  market value $6,788)..................     4,000       4,000
Lehman Brothers, 6.68%, 11/1/00
  (Collateralized by $5,150
  various Corporate Bonds,
  0.00%-8.05%, 4/16/01-10/15/30,
  market value $5,154)..................     5,000       5,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $5,790
  various Corporate Bonds,
  0.00%-8.18%, 3/15/03-1/30/37,
  market value $5,150)..................     5,000       5,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $4,133
  Lehman Brothers, 8.25%, 6/15/07,
  market value $4,218)                       4,000       4,000
                                                        22,000

Total Securities Purchased
With Cash Collateral (Cost $29,387)                     29,387

Total Investments (Cost $217,704) (a) -- 113.8%        217,970

Other liabilities in excess of assets -- (13.8)%       (26,484)

TOTAL NET ASSETS -- 100.0%                            $191,486

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $18. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $ 1,530
    Unrealized depreciation                            (1,282)
    Net unrealized appreciation                       $   248


(b) 144a security which is restricted as to resale to institutional investors.

(c) All or a portion of this security was loaned as of October 31, 2000.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

MTN -- Medium Term Note

                See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Fund for Income                               October 31, 2000
(Amounts in Thousands)

                                        Principal     Market
Security Description                      Amount       Value

Collateralized Mortgage Obligations (17.1%)

Government National Mortgage
  Assoc. (17.1%):
Government National Mortgage Assoc.,
  Series 1996-21, Class J,
  7.00%, 7/16/13 .......................  $  2,147    $  2,074
Government National Mortgage Assoc.,
  Series 1999-22, Class VB,
  7.00%, 11/20/14.......................     3,000       2,927
Government National Mortgage Assoc.,
  Series 1999-47, Class VD,
  8.00%, 12/30/29.......................     4,000       4,072
Government National Mortgage Assoc.,
  Series 1998-19, Class DB,
  8.50%, 6/20/16........................     1,257       1,267
Government National Mortgage Assoc.,
  Series 1997-18, Class HA,
  9.50%, 7/20/21 .......................       571         587
Government National Mortgage Assoc.,
  Series 1997-20, Class B,
  9.50%, 8/20/21 .......................       942         970
Government National Mortgage Assoc.,
  Series 1998-4, Class P,
  9.00%, 3/20/22 .......................     1,291       1,331
Government National Mortgage Assoc., ...
  Series 1998-13, Class DB,
  9.00%, 4/20/22........................     1,117       1,155
Government National Mortgage Assoc.,
  Series 1999-36, Class HA,
  7.50%, 6/20/23........................     1,765       1,755
Government National Mortgage Assoc.,
  Series 1998-12, Class GA,
  9.00%, 12/20/23.......................     1,789       1,845
Government National Mortgage Assoc.,
  Series 1998-25, Class AP,
  8.50%, 2/20/24........................       795         817
Government National Mortgage Assoc.,
  Series 1996-9, Class PE,
  7.00%, 10/20/25 ......................     3,261       3,160
Government National Mortgage Assoc.,
  Series 1999-24, Class D,
  7.00%, 7/20/26........................     2,480       2,391
Government National Mortgage Assoc.,
  Series 2000-6, Class BC,
  8.00%, 9/20/26........................     5,000       5,108
Government National Mortgage Assoc.,
  Series 2000-13, Class HA,
  8.00%, 10/16/26.......................     5,080       5,170
Government National Mortgage Assoc.,
  Series 1997-2, Class E,
  7.50%, 2/20/27........................       735         726


                                         Principal      Market
Security Description                        Amount       Value

Government National Mortgage Assoc.,
  Series 2000-24, Class AE,
  7.50%, 8/20/27........................  $  5,000    $  4,961
Government National Mortgage Assoc.,
  Series 1999-6, Class AB,
  8.00%, 3/16/28 .......................     2,561       2,604
Government National Mortgage Assoc.,
  Series 2000-26, Class ZY,
  7.50%, 1/20/30........................     3,019       2,869

Total Collateralized Mortgage Obligations
(Cost $46,352)                                          45,789

U.S. Government Mortgage Backed (75.4%)

Government National Mortgage
  Assoc. (75.4%):
6.50%, 11/15/23-4/15/29.................    42,749      41,489
6.63%, 1/15/27..........................     2,926       2,861
7.00%, 9/15/16-7/20/29..................    40,437      39,990
7.50%, 8/15/09-7/15/31..................    41,125      41,295
7.75%, 8/15/29-11/15/38.................     8,453       8,630
8.00%, 7/15/02-3/15/35..................    19,927      20,322
8.13%, 7/15/38..........................     3,467       3,585
8.25%, 12/20/19-4/15/30.................    11,234      11,540
8.34%, 6/15/35..........................     4,825       5,087
8.50%, 3/15/05-7/15/29..................     9,702       9,947
8.62%, 5/15/35..........................     1,076       1,154
8.75%, 3/20/17-4/15/22..................     2,825       2,913
9.00%, 9/15/06-6/20/30..................    10,227      10,542
9.50%, 10/15/02-6/15/21.................     1,449       1,503
10.00%, 5/15/12-8/15/25.................     1,104       1,165
10.50%, 2/15/16.........................        13          14

Total U.S. Government Mortgage Backed
(Cost $203,468)                                        202,037

U.S. Treasury Obligations (6.7%)

U.S. Treasury Bill (0.0%):
5.98%, 11/24/00.........................        50          50

U.S. Treasury Bonds (5.9%):
8.75%, 11/15/08.........................    10,520      11,291
12.00%, 8/15/13.........................     1,000       1,368
11.75%, 11/15/14........................     2,250       3,141
                                                        15,800

U.S. Treasury Notes (0.8%):
7.88%, 11/15/04.........................     2,000       2,141

Total U.S. Treasury Obligations (Cost $18,227)          17,991


                See notes to financial statements.

Fund for Income                               October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Investment Companies (0.1%)

Federated U.S. Treasury
  Cash Reserve Fund.....................   325,043    $    325

Total Investment Companies (Cost $325)                     325

Total Investments (Cost $268,372) (a) -- 99.3%         266,142

Other assets in excess of liabilities -- 0.7%            1,952

TOTAL NET ASSETS -- 100.0%                            $268,094

(a) Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $ 1,559
    Unrealized depreciation                            (3,789)
    Net unrealized depreciation                       $(2,230)

                 See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Asset Backed Securities (5.3%)

American Express Credit
  Account Master Trust,
  Series 2000-5, Class A,
  6.76%*, 11/15/00**....................$      348    $    348
CIT Equipment Collateral,
  Series 2000-2, Class A4,
  6.93%, 7/20/11........................       200         198
Copelco Capital Funding Corp.,
  Series 2000-A, Class A3,
  7.12%, 8/18/03........................       300         302
Ford Credit Auto Owner Trust,
  Series 2000-F,
  6.56%, 5/15/04........................     1,120       1,116
MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05.......................     1,400       1,370
MBNA Master Credit Card Trust 2000-I
  Class A, 6.90%, 1/15/08...............       710         714
MBNA Master Credit Card Trust,
  Series 2000-A, Class C,
  7.90%, 7/16/07........................       430         436
Peco Energy Transition Trust,
  Series 2000-A, Class A2,
  7.30%, 9/1/04.........................       780         784
Residential Asset Securities Corp.,
  Series 1999-KS, Class A3,
  7.18%, 10/1/29........................       680         680

Total Asset Backed Securities (Cost $5,964)              5,948

Collateralized Mortgage Obligations (0.6%)

LB Commercial Conduit Mortgage Trust,
  Series 1999-C1, Class A1,
  6.41%, 8/15/07........................       736         722

Total Collateralized Mortgage Obligations (Cost $721)      722

Commercial Paper (1.2%)

Household Finance, 6.66%, 11/1/00.......     1,330       1,330

Total Commercial Paper (Cost $1,330)                     1,330

Convertible Bonds (6.8%)

Advertising (0.1%):
Young & Rubicam, Inc.,
  Convertible Subordinated Notes,
  3.00%, 1/15/05,
  Callable 1/20/03 @ 101.2 (c)..........       110         110

Advertising Agencies (0.4%):
Interpublic Group of Cos., Inc.,
  1.87%, 6/1/06,
  Callable 6/5/02 @ 89.667 (c)..........       120         113


                                         Principal      Market
Security Description                        Amount       Value

Omnicom Group, Inc.,
  Convertible Subordinated Notes,
  4.25%, 1/3/07,
  Callable 12/29/00 @ 108.32 (c)........$       50    $    143
Omnicom Group, Inc.,
  Convertible Subordinated Notes,
  2.25%, 1/6/13,
  Callable 12/31/01 @ 112.84............        80         148
                                                           404

Automotive Parts (0.2%):
Magna International, Inc.,
  Convertible Subordinated Notes,
  5.00%, 10/15/02,
  Continuously Callable @ 100 (c).......       100          97
Magna International, Inc.,
  Convertible Subordinated Notes,
  4.88%, 2/15/05,
  Callable 2/16/01 @ 100 (b)............       125         110
                                                           207

Banks (0.1%):
Credit Suisse First Boston,
  Convertible Subordinated Notes,
  2.25%, 3/16/04,
  Callable 3/16/01 @ 100................       100          97

Biotechnology (0.2%):
Centocor, Inc.,
  Convertible Subordinated Notes,
  4.75%, 2/15/05,
  Callable 2/21/01 @ 102.71 (c).........       135         168

Broadcasting & Publishing (0.3%):
Clear Channel Communications, Inc.,
  Convertible Subordinated Notes,
  1.50%, 12/1/02........................       245         232
Clear Channel Communications, Inc.,
  Convertible Subordinated Notes,
  2.63%, 4/1/03,
  Callable 4/1/01 @ 101.5 (c)...........       135         150
                                                           382

Broadcasting/Cable (0.2%):
Cox Communication, Inc.,
  Convertible Subordinated Notes,
  3.00%, 3/14/30,
  Callable 3/17/04 @ 100.00.............       360         263

Commercial Services (0.1%):
CUC International, Inc.,
  Convertible Subordinated Notes,
  3.00%, 2/15/02,
  Callable 11/24/00 @ 101.2.............       130         120

Computers & Peripherals (0.2%)
Hewlett Packard Co.,
  Convertible Subordinated Notes,
  0.00%, 10/14/17,
  Callable 11/8/00 @ 58.48..............       280         197

                See notes to financial statements.

Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Conglomerates (0.0%):
Ogden Corp.,
  Euro-dollar Convertible
  Subordinated Notes Debentures,
  5.75%, 10/20/02,
  Continuously Callable @ 100...........$       10    $      9

Cosmetics & Toiletries (0.1%):
Avon Products, Inc.,
  Convertible Subordinated Notes,
  0.00%, 7/12/20,
  Callable 7/12/03 @ 53.174 (b) (c).....       130          67

Distribution/Wholesale (0.1%):
Costco Wholesale Corp.,
  Convertible Subordinated Notes,
  0.00%, 8/19/17,
  Callable 8/19/02 @ 59.42..............       180         158

Electronic Components --
  Instruments (0.2%):
Noram Energy,
  Convertible Subordinated Notes,
  6.00%, 3/15/12,
  Continuously Callable @ 100...........        20          17
SCI Systems, Inc.,
  Convertible Subordinated Notes,
  3.00%, 3/15/07,
  Callable 3/20/03 @ 101.71 (c).........       225         234
                                                           251

Financial Services (0.0%):
Elan Finance Corp. Ltd.,
  Convertible Subordinated Notes,
  0.00%, 12/14/18,
  Callable 12/14/03 @ 61.66 (c).........        30          23

Insurance -- Property, Casualty, &
  Health (0.2%):
American International Group, Inc.,
  Convertible Subordinated Notes,
  0.50%, 5/15/07,
  Callable 5/15/03 @ 100................        40          46
Loews Corp.,
  Convertible Subordinated Notes,
  3.13%, 9/15/07,
  Callable 9/15/02 @ 101.56.............       250         205
USF&G Corp.,
  Convertible Subordinated Notes,
  0.00%, 3/3/09,
  Callable 11/24/00 @ 69.15.............        15          13
                                                           264

Manufacturing -- Machinery (0.0%):
Thermo Fibertek, Inc.,
  Convertible Subordinated Notes,
  4.50%, 7/15/04,
  Callable 11/27/00 @ 100 ..............        35          31


                                         Principal      Market
Security Description                        Amount       Value

Manufacturing -- Miscellaneous (0.3%):
PerkinElmer, Inc.,
  Convertible Subordinated Notes,
  0.00%, 8/7/20,
  Callable 8/7/03 @ 55.44...............$      400    $    305

Medical Equipment & Supplies (0.1%):
Thermo Instruments System,
  Convertible Subordinated Notes,
  4.50%, 10/15/03,
  Callable 11/27/00 @ 100 (b) (c).......        80          74

Medical -- Hospital Services (0.1%):
Healthcare Management Associates, Inc.,
  Convertible Subordinated Notes,
  0.25%, 8/16/20,
  Callable 8/16/03 @ 100 (b)............       145         103

Newspapers (0.1%):
Times Mirror Co.,
  Convertible Subordinated Notes,
  0.00%, 4/15/17,
  Callable 4/15/02 @ 49.45 (c)..........       100          59

Office Equipment & Supplies (0.0%):
Xerox Corp.,
  Convertible Subordinated Notes,
  0.57%, 4/21/18,
  Callable 4/21/03 @ 64.89..............        80          32

Oil & Gas Exploration, Production
  & Services (0.9%):
Anadarko Petroleum Corp.,
  Convertible Subordinated Notes,
  0.00%, 3/7/20,
  Callable 3/7/03 @ 55.44 (c)...........       235         189
Devon Energy Corp.,
  Convertible Subordinated Notes,
  4.90%, 8/15/08,
  Callable 11/24/00 @ 104 (c)...........       200         187
Devon Energy Corp.,
  Convertible Subordinated Notes,
  4.95%, 8/15/08,
  Callable 11/24/00 @ 104 ..............       195         183
Kerr-McGee Corp.,
  Convertible Subordinated Notes,
  5.25%, 2/15/10,
  Callable 2/15/05 @ 100 (c)............       200         246
Kerr-Mcgee Corp.,
  Convertible Subordinated Notes,
  7.50%, 5/15/14,
  Continuously Callable @ 100...........       180         177
Nabors Industries, Inc.,
  Convertible Subordinated Notes,
  0.00%, 6/20/20,
  Callable 6/20/03 @ 65.55 (c)..........       180         125
Transocean Sedco Forex, Inc.,
  Convertible Subordinated Notes,
  0.00%, 5/24/20,
  Callable 5/24/03 @ 62.86..............       100          60
                                                         1,167

               See notes to financial statements.

Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Oil-Integrated Companies (0.2%):
Sunoco, Inc.,
  Convertible Subordinated Notes,
  6.75%, 6/15/12,
  Continuously Callable @ 100...........$       60    $     51
Texaco Capital,
  Convertible Subordinated Notes,
  3.50%, 8/5/04,
  Continuously Callable @ 100...........       140         133
                                                           184

Oilfield Services & Equipment (0.2%):
Baker Hughes, Inc.,
  Convertible Subordinated Notes,
  0.00% 5/5/08,
  Callable 12/18/00 @ 75.76 (c).........       250         196

Pharmaceuticals (0.2%):
Allergan, Inc.,
  Convertible Subordinated Notes,
  0.00%, 11/1/20,
  Callable 11/1/03 @ 65.55 .............        90          58
Alza Corp.,
  Convertible Subordinated Notes,
  0.00%, 7/28/20,
  Callable 7/28/03 @ 60.28 (b) (c)......       170         112
Teva Pharmaceutical Industries Ltd.,
  Convertible Subordinated Notes,
  1.50%, 10/15/05,
  Callable 10/15/03 @ 100.38 (b)........        70          70
                                                           240

Publishing (0.1%):
Scholastic Corp.,
  Convertible Subordinated Notes,
  5.00%, 8/15/05,
  Continuously Callable @ 100 (b).......        80          89

Real Estate (0.1%):
EOP Operating LP,
  Convertible Subordinated Notes,
  7.25%, 11/15/08,
  Callable 11/15/04 @ 100 (b) (c).......       100         100

Real Estate Investment Trust (0.1%):
Federal Real Estate Trust,
  Convertible Subordinated Notes,
  5.25%, 10/28/03,
  Continuously Callable @ 100...........        70          63

Real Estate Investment Trusts (0.3%):
Health Care Property Investors, Inc.,
  Convertible Subordinated Notes,
  6.00%, 11/8/00 (b)....................       340         340

Semiconductors (0.6%):
Analog Devices, Inc.,
  Convertible Subordinated Notes,
  4.75%, 10/1/05,
  Callable 10/1/03 @ 101.9 (b)..........       170         160


                                         Principal      Market
Security Description                        Amount       Value

Burr-Brown Corp.,
  Convertible Subordinated Notes,
  4.25%, 2/15/07,
  Callable 2/20/03 @ 102.43 (c).........$      180    $    250
Solectron Corp.,
  Convertible Subordinated Notes,
  0.00%, 1/27/19,
  Callable 5/8/03 @ 62.86 (c)...........       180         131
Solectron Corp.,
  Convertible Subordinated Notes,
  0.00%, 5/8/20,
  Callable 5/8/03 @ 62.86...............       180         121
                                                           662

Software & Computer Services (0.4%):
Automatic Data Processing, Inc.,
  Convertible Subordinated Notes,
  0.00%, 2/20/12,
  Callable 12/18/00 @ 56.05 (c).........        40          69
Softkey International,
  Convertible Subordinated Notes,
  5.50%, 11/1/00........................       374         373
                                                           442

Telecommunications (0.2%):
US Cellular Corp.,
  Convertible Subordinated Notes,
  0.00%, 6/15/15,
  Callable 12/18/00 @ 41.2..............       330         198

Telecommunications Equipment (0.1%):
Motorola, Inc.,
  Convertible Subordinated Notes,
  0.00%, 9/27/13,
  Callable 12/1/00 @ 75.06..............       125         110

Telecommunications --
  Services & Equipment (0.2%):
Bell Atlantic Financial,
  Convertible Subordinated Notes,
  5.75%, 4/1/03,
  Callable 4/1/01 @ 102.3...............        40          39
Bell Atlantic Financial,
  Convertible Subordinated Notes,
  5.75%, 4/1/03,
  Callable 4/1/01 @ 102.3 ..............        50          48
Bell Atlantic Financial,
  Convertible Subordinated Notes,
  4.25%, 9/15/05,
  Callable 9/15/02 @ 104.24 (b).........       160         178
                                                           265

Transportation Services (0.2%):
United Parcel Service, Inc.,
  Convertible Subordinated Notes,
  1.75%, 9/27/07,
  Callable 9/27/03 @ 100 (c)............       165         180

Total Convertible Bonds (Cost $7,583)                    7,560

                 See notes to financial statements.

Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Corporate Bonds (28.4%)

Aerospace/Defense (1.7%):
Lockheed Martin Corp.,
  8.20%, 12/1/09 (c)....................$      400    $    420
Raytheon Co.,
  6.75%, 8/15/07........................     1,135       1,090
United Technology Corp.,
  7.50%, 9/15/29........................       440         432
                                                         1,942

Banks (3.0%):
Bank of America Corp.,
  7.80%, 2/15/10 (c)....................       655         666
Bank One Corp.,
  7.88%, 8/1/10 (c).....................       600         605
First Union Capital,
  7.95%, 11/15/29.......................       265         237
Suntrust Banks, Inc.,
  7.75%, 5/1/10.........................       545         549
UBS Preferred Funding Trust 1,
  8.62%, 12/29/49 (c)...................     1,305       1,317
                                                         3,374

Banks -- Money Centers Regional (0.8%):
Korea Development Bank,
  6.50%, 11/15/02.......................       365         355
Royal Bank of Scotland,
  9.12%, 3/31/49........................       520         544
                                                           899

Beverages (0.3%):
J. Seagram & Sons, Inc.,
  6.25%, 12/15/01.......................       285         283

Broadcasting/Cable (0.3%):
Cox Communications, Inc., 6.88%, .......       285         280

Chemicals -- General (0.5%):
Dow Chemical Co., 7.00%, 8/15/05 (c)....       520         521

Consumer Products --
  Miscellaneous (0.5%):
Unilever Capital Corp.,
  7.13%, 11/1/10 (c)....................       605         598

Cosmetics & Toiletries (0.5%):
Avon Products, Inc.,
  7.15%, 11/15/09 (c)...................       550         528

Electronic & Electrical -- General (0.6%):
Texas Instruments, Inc.,
  7.00%, 8/15/04........................       640         642

Financial Services (5.4%):
AT&T Capital Corp.,
  6.60%, 5/15/05, MTN...................       540         504
CIT Group, Inc.,
  7.38%, 3/15/03 (c)....................       460         461
Citigroup Capital II,
  7.75%, 12/1/36 (c)....................       280         252


                                         Principal      Market
Security Description                        Amount       Value

DaimlerChrysler Financial Corp.
  North America LLC,
  5.69%, 11/15/01, MTN..................$      890    $    881
Ford Motor Credit Corp.,
  7.24%, 2/15/04........................       885         889
General Electric Capital Corp.,
  7.50%, 6/5/03.........................       530         541
General Electric Capital Corp.,
  7.50%, 5/15/05 (c)....................       530         542
Heller Financial, Inc.,
  7.88%, 5/15/03........................       390         394
Household Finance Corp.,
  8.00%, 5/9/05 (c).....................       940         961
Morgan Stanley Dean Witter,
  7.13%, 1/15/03 (c)....................       335         337
Morgan Stanley Dean Witter,
  7.75%, 6/15/05........................       280         286
                                                         6,048

Heavy Machinery (0.3%):
Deere & Co.,
  6.55%, 10/1/28........................       370         310

Insurance (2.0%):
Allstate Corp.,
  7.20%, 12/1/09 (c)....................       410         401
American General Finance,
  7.45%, 1/15/05, MTN ..................       270         273
American General Finance,
  7.50%, 8/11/10 (c) ...................       505         504
AON Capital Trust,
  8.21%, 1/1/27 (c).....................       550         503
Liberty Mutual Insurance Co.,
  8.20%, 5/4/07 (b).....................       530         528
                                                         2,209

Manufacturing/Diversified (0.6%):
Honeywell International, Inc.,
  6.88%, 10/3/05........................       720         720

Manufacturing -- Consumer Goods (0.3%):
Tyco International Group,
  6.88%, 9/5/02.........................       360         359

Media (1.1%):
Time Warner, Inc.,
  7.25%, 10/15/17 (c)...................       405         381
Viacom, Inc.,
  7.75%, 6/1/05 (c).....................       285         291
Viacom, Inc.,
  7.70%, 7/30/10 (c)....................       565         575
                                                         1,247

Oil & Gas Exploration, Production
  & Services (0.6%):
Pemex Finance Ltd.,
  9.03%, 2/15/11 (b)....................       355         372
Union Pacific Resources Group, Inc.,
  7.00%, 10/15/06.......................       325         318
                                                           690

                See notes to financial statements.

Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Oil-Integrated Companies (1.0%):
Amerada Hess Corp.,
  7.88%, 10/1/29 (c)....................$      570    $    572
Conoco, Inc.,
  6.95%, 4/15/29........................       595         553
                                                         1,125

Oilfield Services & Equipment (0.4%):
Baker Hughes, Inc.,
  6.88%, 1/15/29........................       465         426

Pipelines (1.6%):
Enron Corp.,
  7.38%, 5/15/19........................       450         435
Kinder Morgan Energy Partners, LP,
  8.00%, 3/15/05........................       900         922
Kinder Morgan, Inc.,
  6.45%, 11/30/01.......................       435         432
                                                         1,789

Real Estate (0.3%):
EOP Operating LP,
  8.38%, 3/15/06........................       345         356

Real Estate Investment Trusts (0.2%):
Cabot Industrial Property LP,
  7.13%, 5/1/04.........................       210         206

Retail (0.4%)
Target Corp.,
  7.50%, 8/15/10 (c)....................       415         412

Retail -- Specialty Stores (0.5%):
Lowes Cos., Inc.,
  8.25%, 6/1/10.........................       565         586

Software & Computer Services (0.8%):
Sun Microsystems, Inc.,
  7.35%, 8/15/04........................       365         368
Sun Microsystems, Inc.,
  7.65%, 8/15/09........................       515         521
                                                           889

Telecommunications (1.7%):
GTE Corp., 6.84%, 4/15/18 (c)...........       855         781
Telefonica Europe, 8.25%, 9/15/30 (c)...       545         560
WorldCom, Inc., 7.88%, 5/15/03 (c)......       605         616
                                                         1,957

Telecommunications -- Equipment (0.3%):
Marconi Corp., 8.38%, 9/15/30...........       390         371

Telecommunications --
  Services & Equipment (0.4%):
Vodafone Airtouch Plc.,
  7.75%, 2/15/10 (b) (c) ...............       435         443

Tobacco & Tobacco Products (0.2%):
R.J. Reynolds Tobacco Holding,
  7.38%, 5/15/03........................       255         244

Utilities -- Electric (1.1%):
Duke Energy Corp.,
  7.38%, 3/1/10 ........................       410         411


                                         Principal      Market
Security Description                        Amount       Value

Korea Electric Power,
  6.38%, 12/1/03 (c)....................$      570    $    542
Potomac Electric Power,
  5.00%, 9/1/02.........................       310         295
                                                         1,248

Utilities -- Natural Gas (0.4%):
Williams Cos., Inc.,
  6.63%, 11/15/04.......................       420         411

Utilities -- Telecommunications (0.6%):
Sprint Capital Corp.,
  7.63%, 6/10/02, MTN...................       640         645

Total Corporate Bonds (Cost $31,652)                    31,758

U.S. Government Agencies (3.8%)

Business Services (0.2%):
United Mexican States,
  9.88%, 2/1/10 (c).....................       265         276

Federal Home Loan Mortgage
  Corp. (0.2%):
5.00%, 1/15/04 (c)......................       257         246

Federal National Mortgage
  Association (2.8%):
7.00%, 7/15/05 .........................       351         358
6.63%, 10/15/07 (c).....................       755         758
7.25%, 1/15/10 (c)......................     1,895       1,963
                                                         3,079

U.S. Government Loan Trust (0.6%):
Israel, Series 1-B, 8.50%, 4/1/06.......       605         649

Total U.S. Government Agencies (Cost $4,263)             4,250

U.S. Government Mortgage Backed (36.0%)

Federal Home Loan Mortgage
  Corp. (13.0%):
6.00%, 2/1/13-1/1/29....................     5,247       5,004
6.25%, 9/15/23..........................       429         422
6.43%, 1/28/14..........................       755         688
6.50%, 5/1/26-7/1/29....................     3,559       3,433
6.63%, 9/15/09 (c)......................       736         730
6.75%, 3/15/31 (c)......................       735         736
7.00%, 10/1/28-1/1/30...................     2,496       2,453
7.50%, 4/1/28-8/1/30....................       784         784
8.50%, 7/1/21-4/1/29....................       287         295
                                                        14,545

Federal National Mortgage
  Association (16.4%):
6.00%, 10/1/23-7/1/29...................     2,396       2,266
6.50%, 3/1/18-3/1/29....................     2,945       2,839
7.00%, 6/1/15-10/1/26 (c)...............     2,675       2,648
7.13%, 6/15/10 (c)......................       665         686
7.25%, 5/15/30 (c)......................       660         698
7.50%, 3/1/27-1/1/30....................     2,128       2,126
8.00%, 6/1/12-3/1/30....................     2,592       2,625
8.50%, 8/1/19-11/1/19...................     1,777       1,815
10.00%, 11/1/13.........................     1,615       1,714

                See notes to financial statements.

Investment Quality Bond Fund                  October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

10.50%, 11/1/13.........................$      142    $    153
11.00%, 11/1/13.........................       792         858
                                                        18,428

Government National Mortgage
  Assoc. (6.6%):
6.50%, 7/15/28..........................       660         639
7.00%, 11/15/23-4/15/28.................     3,563       3,525
7.50%, 4/15/29..........................       504         506
8.00%, 8/20/25-2/20/27..................       615         621
9.00%, 2/15/17-11/15/17.................       972       1,004
9.50%, 7/15/25..........................     1,022       1,063
                                                         7,358

Total U.S. Government Mortgage Backed (Cost $40,364)    40,331

U.S. Treasury Obligations (16.8%)

U.S. Treasury Bonds (6.5%):
10.63%, 8/15/15 (c).....................       800       1,159
7.50%, 11/15/16 (c).....................     1,130       1,302
8.75%, 8/15/20 (c)......................     1,330       1,747
8.00%, 11/15/21 (c).....................       377         466
7.13%, 2/15/23 (c)......................       740         842
6.13%, 8/15/29 (c)......................     1,162       1,203
6.25%, 5/15/30 .........................       500         533
                                                         7,252

U.S. Treasury Notes (9.5%):
5.88%, 10/31/01 (c).....................     1,684       1,677
6.38%, 8/15/02..........................     1,920       1,932
5.75%, 4/30/03 (c)......................     2,078       2,070
5.88%, 11/15/04.........................     1,267       1,267
6.75%, 5/15/05 (c)......................       938         972
7.00%, 7/15/06 (c)......................       677         714
5.75%, 8/15/10 (c)......................     2,020       2,018
                                                        10,650

U.S. Treasury Strips (0.8%):
0.00%, 11/15/21.........................     3,000         858

Total U.S. Treasury Obligations (Cost $18,626)          18,760

Securities Purchased With Cash Collateral (28.5%)

Investment Companies (5.1%):
AIM Short Term Prime Obligations Fund...    14,048          14
AIM Liquid Assets Portfolio............. 2,202,479       2,203
Merrimac Cash Fund...................... 3,548,000       3,548
                                                         5,765

Time Deposits (1.9%):
PNC Bank, 6.56%, 11/1/00................$    1,064       1,064
National City Bank, 6.50%, 11/1/00......     1,064       1,064
                                                         2,128

Repurchase Agreements (21.5%):
First Union, 6.78%, 11/1/00
  (Collateralized by $5,450
  Mack-Cali Realty, 7.25%, 3/15/09
  market value $5,150)..................     5,000       5,000


                                         Principal      Market
Security Description                        Amount       Value

Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $7,233
  various Corporate Bonds,
  5.29%-8.38%,
  7/15/02-9/1/48,
  market value $7,155)..................$    5,000    $  5,000
Lehman Brothers, 6.68%, 11/1/00
  (Collateralized by $5,195
  El Paso Energy, 8.05%, 10/15/30,
  Newbury, 0.00%, 2/14/01,
  market value $5,152)..................     5,000       5,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $3,891
  various Corporate Bonds,
  6.30%-10.00%,
  1/18/01-1/15/21,
  market value $4,122)..................     4,000       4,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $5,167
  Lehman Brothers, 8.25%, 6/15/07,
  market value $5,272)..................     5,000       5,000
                                                        24,000

Total Securities Purchased
With Cash Collateral (Cost $31,893)                    31,893

Total Investments (Cost $142,396) (a) -- 127.4%        142,552

Other liabilities in excess of assets -- (27.4)%       (30,694)

TOTAL NET ASSETS -- 100.0%                            $111,858

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $46. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $1,089
    Unrealized depreciation                              (979)
    Net unrealized appreciation                        $  110

(b) 144a security which is restricted as to resale to institutional investors.

(c) All or a portion of this security was loaned as of October 31, 2000.

* Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

MTN -- Medium Term Note

                       See notes to financial statements.


                                        Statements of Assets and Liabilities
The Victory Portfolios                                      October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                    Limited
                                                                    Term            Intermediate                     Investment
                                                                    Income          Income          Fund for         Quality
                                                                    Fund            Fund            Income           Bond Fund

ASSETS:
Investments, at value (Cost $38,498; $195,704;
  $268,372; & $118,396)                                             $38,601         $195,970         $266,142        $118,552
Repurchase agreements, at cost                                        6,000           22,000               --          24,000
Interest receivable                                                     395            2,980            2,202           1,310
Receivable for capital shares issued                                     --               --                1              28
Receivable from brokers for investments sold                            129              886               --             679
Receivable from affiliates                                                4               18               25               6
Prepaid expenses and other assets                                         7               16               93              17

         Total Assets                                                45,136          221,870          268,463         144,592

LIABILITIES:
Payable to brokers for investments purchased                             85              849               --             710
Payable for capital shares redeemed                                      --                3               40              21
Payable for return of collateral received                             8,034           29,387               --          31,893
Accrued expenses and other payables:
     Investment advisory fees                                            15               85              118              56
     Administration fees                                                  1                5               17               3
     Custodian fees                                                       4                8               15               7
     Accounting fees                                                      1               --                4              --
     Transfer agent fees                                                 --                5               15              17
     Shareholder service fees -- Class A                                  6               39               39              20
     12B-1 -- Class G                                                    --               --              111              --
     Other                                                                3                3               10               7

         Total Liabilities                                            8,149           30,384              369          32,734

NET ASSETS:
Capital                                                              41,581          201,948          286,477         132,371
Undistributed net investment income                                      72              191               77              55
Net unrealized appreciation/depreciation from investments               103              266           (2,230)            156
Accumulated undistributed net realized gains
  (losses) from investment transactions                              (4,769)         (10,919)         (16,230)        (20,724)

         Net Assets                                                 $36,987         $191,486         $268,094        $111,858

Net Assets
     Class A                                                        $36,987         $190,945         $124,131        $111,448
     Class G                                                             --              541          143,963             410

         Total                                                      $36,987         $191,486         $268,094        $111,858

Outstanding units of beneficial interest (shares)
     Class A                                                          3,809           20,530            9,724          11,964
     Class G                                                             --               58           11,275              44

         Total                                                        3,809           20,588           20,999          12,008

Net asset value
     Redemption price per share -- Class A                          $  9.71         $   9.30         $  12.77        $   9.32
     Offering price per share -- Class G                                 --             9.26            12.77            9.34

Maximum sales charge -- Class A                                        2.00%            5.75%            2.00%           5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of
  net asset value adjusted to nearest cent) -- Class A              $  9.91         $   9.87         $  13.03        $   9.89


                       See notes to financial statements.


                                                    Statements of Operations
The Victory Portfolios                   For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                      Limited
                                                                      Term            Intermediate     Fund           Investment
                                                                      Income          Income           for            Quality
                                                                      Fund            Fund             Income         Bond Fund

Investment Income:
Interest income                                                       $2,643          $13,591          $17,841        $ 8,386
Securities lending income                                                 12              122               --             60

     Total Income                                                      2,655           13,713           17,841          8,446

Expenses:
Investment advisory fees                                                 207            1,498            1,198            887
Administration fees                                                       62              300              360            177
Shareholder service fees -- Class A                                      103              498              199            294
12b-1 fees -- Class G                                                     --                1              397             --
Accounting fees                                                           47               86               91             80
Custodian fees                                                            29               70               88             68
Legal and audit fees                                                       5               20               55             12
Trustees' fees and expenses                                                1                5                3              3
Transfer agent fees                                                        8               19               50             56
Registration and filing fees                                              12               19               49             16
Printing fees                                                              2                5               50             16
Other                                                                      4               13               13             11

     Total Expenses                                                      480            2,534            2,553          1,620

Expenses voluntarily reduced                                             (17)            (460)            (302)          (268)

     Expenses before reimbursement from distributor                      463            2,074            2,251          1,352
     Expenses reimbursed by the distributor                              (77)            (242)             (49)          (120)

     Net Expenses                                                        386            1,832            2,202          1,232

Net Investment Income                                                  2,269           11,881           15,639          7,214

Realized/Unrealized Gains (losses) from Investments:
Net realized gains (losses) from investment transactions                (757)          (5,472)          (3,004)        (3,996)
Change in unrealized appreciation/depreciation from investments          657            4,972            4,593          3,132

Net realized/unrealized gains (losses) from investments                 (100)            (500)           1,589           (864)

Change in net assets resulting from operations                        $2,169          $11,381          $17,228        $ 6,350


                       See notes to financial statements.


The Victory Portfolios                   Statements of Changes in Net Assets
(Amounts in Thousands)


                                                                         Limited Term                    Intermediate
                                                                          Income Fund                     Income Fund

                                                                   Year            Year             Year            Year
                                                                   Ended           Ended            Ended           Ended
                                                                   October 31,     October 31,      October 31,     October 31,
                                                                   2000            1999             2000            1999

From Investment Activities:
Operations:
     Net investment income                                          $  2,269       $  3,853         $ 11,881        $ 12,785
     Net realized gains (losses) from investment transactions           (757)        (1,162)          (5,472)         (5,275)
     Net change in unrealized appreciation/depreciation
       from investments                                                  657         (1,429)           4,972          (8,183)

Change in net assets resulting from operations                         2,169          1,262           11,381            (673)

Distributions to Shareholders:
     From net investment income by class:
           Class A                                                    (2,293)        (3,852)         (11,978)        (12,677)
           Class G                                                        --             --              (16)             --
     From net realized gains from investment transactions                 --             --               --            (298)

Change in net assets from distributions to shareholders               (2,293)        (3,852)         (11,994)        (12,975)

Capital Transactions:
     Proceeds from shares issued                                       4,327         13,368           37,736          48,771
     Dividends reinvested                                              1,139          2,715            8,079           9,350
     Cost of shares redeemed                                         (15,843)       (47,348)         (77,906)        (76,550)

Change in net assets from capital transactions                       (10,377)       (31,265)         (32,091)        (18,429)

Change in net assets                                                 (10,501)       (33,855)         (32,704)        (32,077)

Net Assets:
     Beginning of period                                              47,488         81,343          224,190         256,267
     End of period                                                  $ 36,987       $ 47,488         $191,486        $224,190

Share Transactions:
     Issued                                                              447          1,351            4,094           5,075
     Reinvested                                                          118            276              878             979
     Redeemed                                                         (1,638)        (4,834)          (8,440)         (8,002)

Change in shares                                                      (1,073)        (3,207)          (3,468)         (1,948)


                     See notes to financial statements.


The Victory Portfolios                   Statements of Changes in Net Assets
(Amounts in Thousands)


                                                               Fund for                           Investment Quality
                                                                Income                                 Bond Fund

                                                                 Ten
                                                 Year            Months           Year           Year            Year
                                                 Ended           Ended            Ended          Ended           Ended
                                                 October 31,     October 31,      October 31,    October 31,     October 31,
                                                 2000            1999<F1>         1998           2000            1999

From Investment Activities:
Operations:
     Net investment income                       $  15,639       $ 10,141         $  9,225       $  7,214        $  8,469
     Net realized gains (losses) from
       investment transactions                      (3,004)        (1,816)             226         (3,996)         (6,618)
     Net change in unrealized appreciation/
       depreciation from investments                 4,593         (7,522)           1,816          3,132          (3,689)

Change in net assets resulting
  from operations                                   17,228            803           11,267          6,350          (1,838)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                    (5,348)        (1,239)              --         (7,388)         (8,392)
         Class G                                   (10,406)        (8,850)          (9,113)           (12)             --
     In excess of net investment income
         Class A                                        --             --               --             (4)             --
         Class G                                        --             --               --             --<F2>          --

Change in net assets from distributions
  to shareholders                                  (15,754)       (10,089)          (9,113)        (7,404)         (8,392)

Capital Transactions:
     Proceeds from shares issued                   412,391        103,753           52,319         21,642          44,058
     Proceeds from shares issued
       in connection with acquisition                   --         33,350               --             --              --
     Proceeds from shares issued
       in connection with merger                    81,753             --               --             --              --
     Dividends reinvested                           56,816          9,191            7,552          4,713           5,673
     Cost of shares redeemed                      (517,032)       (64,028)         (57,385)       (54,405)        (68,471)

Change in net assets from capital transactions      33,928         82,266            2,486        (28,050)        (18,740)

Change in net assets                                35,402         72,980            4,640        (29,104)        (28,970)

Net Assets:
     Beginning of period                           232,692        159,712          155,072        140,962         169,932
     End of period                               $ 268,094       $232,692         $159,712       $111,858        $140,962

Share Transactions:
     Issued                                          5,312          8,005            3,958          2,342           4,512
     Issued in connection with acquisition              --          2,426               --             --              --
     Issued in connection with merger                6,578             --               --             --              --
     Reinvested                                      1,044            711              572            511             587
     Redeemed                                      (10,136)        (4,935)          (4,338)        (5,897)         (7,036)

Change in shares                                     2,798          6,207              192         (3,044)         (1,937)


<F1> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Changes in net assets prior to March 26, 1999 represent the Gradison Government Income Fund.

<F2> Rounds to less than $1,000.



                    See notes to financial statements.


The Victory Portfolios                                  Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                         Limited Term Income Fund

                                                     Year           Year          Year           Year           Year
                                                     Ended          Ended         Ended          Ended          Ended
                                                     October 31,    October 31,   October 31,    October 31,    October 31,
                                                     2000           1999          1998           1997           1996

Net Asset Value, Beginning of Period                 $  9.73        $ 10.06       $  9.94        $ 10.01        $ 10.15

Investment Activities
     Net investment income                              0.54           0.50          0.54           0.61           0.63
     Net realized and unrealized gains
       (losses) from investments                       (0.02)         (0.33)         0.12          (0.07)         (0.14)
         Total from Investment Activities               0.52           0.17          0.66           0.54           0.49
         Distributions

     Net investment income                             (0.54)         (0.50)        (0.54)         (0.61)         (0.62)
     In excess of net investment income                   --             --            --             --          (0.01)
         Total Distributions                           (0.54)         (0.50)        (0.54)         (0.61)         (0.63)
Net Asset Value, End of Period                       $  9.71        $  9.73       $ 10.06        $  9.94        $ 10.01
         Total Return (excludes sales charges)          5.55%          1.72%         6.86%          5.57%          4.94%
Ratios/Supplemental Data:

Net Assets, End of Period (000)                      $36,987        $47,488       $81,343        $81,913        $90,019
Ratio of expenses to
  average net assets <F2>                               0.93%          0.96%         0.87%          0.85%          0.86%
Ratio of net investment income
  to average net assets <F2>                            5.49%          5.03%         5.44%          6.06%          5.90%
Ratio of expenses to
  average net assets <F1>                               1.16%          1.09%         1.02%          0.87%          0.89%
Ratio of net investment income
  to average net assets <F1>                            5.26%          4.90%         5.29%          6.04%          5.87%
Portfolio turnover                                       162%           220%          177%           139%           221%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Effective December 15, 1999, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Fund at a maximum of .90% until at least February 28, 2001.



                      See notes to financial statements.


The Victory Portfolios     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                          Intermediate Income Fund

                                                                                                                   Class G
                                                                    Class A Shares                                 Shares

                                                                                                                   December 21,
                                               Year         Year         Year          Year         Year           1999
                                               Ended        Ended        Ended         Ended        Ended          through
                                               October 31,  October 31,  October 31,   October 31,  October 31,    October 31,
                                               2000         1999         1998          1997         1996           2000<F2>

Net Asset Value, Beginning of Period           $   9.32     $   9.85     $   9.61      $   9.56     $   9.69       $ 9.25

Investment Activities
     Net investment income                         0.56         0.50         0.53          0.56         0.56         0.50
     Net realized and unrealized gains
       (losses) from investments                  (0.02)       (0.52)        0.24          0.05        (0.13)        0.02

         Total from Investment Activities          0.54        (0.02)        0.77          0.61         0.43         0.52

Distributions
     Net investment income                        (0.56)       (0.50)       (0.53)        (0.56)       (0.56)       (0.51)
     Net realized gains                           --           (0.01)          --            --           --           --

         Total Distributions                      (0.56)       (0.51)       (0.53)        (0.56)       (0.56)       (0.51)

Net Asset Value, End of Period                 $   9.30     $   9.32     $   9.85      $   9.61     $   9.56       $ 9.26
Total Return (excludes sales charges)              6.00%       (0.18)%       8.30%         6.62%        4.56%        5.82%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                $190,945     $224,190     $256,267      $248,841     $272,087       $  541
Ratio of expenses to
  average net assets <F6>                          0.92%        1.00%        0.96%         0.96%        0.94%        1.00%<F4>
Ratio of net investment income
  to average net assets <F6>                       5.95%        5.26%        5.48%         5.87%        5.81%        5.95%<F4>
Ratio of expenses to
  average net assets <F1>                          1.27%        1.26%        1.24%         1.09%        1.11%        5.06%<F4>
Ratio of net investment income
  to average net assets <F1>                       5.60%        5.00%        5.20%         5.74%        5.64%        1.89%<F4>
Portfolio turnover <F5>                             278%         303%         318%          195%         164%         278%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> On December 15, 1999, the advisor agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Fund at a maximum of 0.90% and 1.00%, respectively, until at least February 28, 2001.



                      See notes to financial statements.


The Victory Portfolios                                  Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                      Fund for Income

                                 Class A Shares                                    Class G Shares

                                         March 26,                January 1,
                             Year        1999         Year        1999         Year         Year         Year         Year
                             Ended       to           Ended       to           Ended        Ended        Ended        Ended
                             October 31, October 31,  October 31, October 31,  December 31, December 31, December 31, December 31,
                             2000        1999<F4><F7> 2000        1999<F4>     1998         1997         1996         1995

Net Asset Value,
  Beginning of Period        $  12.79    $ 13.14      $  12.78    $  13.32     $  13.14     $  12.88     $  13.21     $  12.02

Investment Activities
     Net investment income       0.81       0.46          0.84        0.66         0.77         0.78         0.78         0.79
     Net realized
       and unrealized
       gains (losses)
       on investments              --<F9>  (0.36)        (0.01)      (0.54)        0.17         0.26        (0.34)        1.23

         Total from
           Investment
           Activities            0.81       0.10          0.83        0.12         0.94         1.04         0.44         2.02

Distributions
     Net investment income      (0.83)     (0.45)        (0.84)      (0.66)       (0.76)       (0.78)       (0.77)       (0.79)
     Tax return of capital         --         --            --          --           --           --           --        (0.04)

         Total Distributions    (0.83)     (0.45)        (0.84)      (0.66)       (0.76)       (0.78)       (0.77)       (0.83)

Net Asset Value,
  End of Period              $  12.77    $ 12.79      $  12.77    $  12.78     $  13.32     $  13.14     $  12.88     $  13.21

Total Return
  (excludes sales charges)       6.67%      0.72%<F2>     6.74%       0.94%<F2>    7.37%        8.36%        3.51%       17.20%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)        $124,131    $40,270      $143,963    $192,422     $159,712    $155,072      $162,874     $185,434
Ratio of expenses to
  average net assets <F5>        0.97%      1.00%<F3>     0.89%       0.88%<F3>    0.89%       0.90%         0.90%        0.92%
Ratio of net
  investment income to
  average net assets <F5>        6.48%      6.02%<F3>     6.55%       6.12%<F3>    5.79%       6.04%         6.06%        6.19%
Ratio of expenses to
  average net assets <F1>        1.09%      1.22%<F3>     1.04%       1.04%<F3>    0.90%       <F6>          <F6>         <F6>
Ratio of net investment
  income to average net
  assets <F1>                    6.36%      5.80%<F3>     6.40%       5.96%<F3>    5.78%       <F6>          <F6>         <F6>
Portfolio turnover <F8>            25%        24%           25%         24%          36%         12%           13%          16%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Effective March 26, 1999, the Gradison Government Income Fund merged into the Victory Fund For Income. Financial highlights prior to March 26, 1999 represent the Gradison Government Income Fund.

<F5> Effective March 26, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 0.89% until at least April 1, 2001. Effective February 28, 2000, the Adviser has also agreed to waive its management fee for Class A shares to the extent necessary to maintain the net operating expenses of the Fund at a maximum of 1.00% until at least February 28, 2001.

<F6> There were no voluntary fee reductions during the period.

<F7> Period from commencement of operations.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F9> Less than $.01 per share.



                     See notes to financial statements.


The Victory Portfolios                                  Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                    Investment Quality Bond Fund

                                                                                                                Class G
                                                                     Class A Shares                             Shares

                                                                                                                December 21,
                                            Year            Year         Year         Year         Year         1999
                                            Ended           Ended        Ended        Ended        Ended        through
                                            October 31,     October 31,  October 31,  October 31,  October 31,  October 31,
                                            2000            1999         1998         1997<F2>     1996         2000<F7>

Net Asset Value, Beginning of Period        $   9.37        $  10.00     $   9.78     $   9.63     $   9.76      $ 9.27

Investment Activities
     Net investment income                      0.57            0.54         0.55         0.57         0.57        0.53
     Net realized and unrealized gains
       (losses) from investments               (0.04)          (0.64)        0.22         0.14        (0.13)       0.08

         Total from Investment Activities       0.53           (0.10)        0.77         0.71         0.44        0.61

Distributions
     Net investment income                     (0.58)          (0.53)       (0.55)       (0.56)       (0.56)      (0.54)
     In excess of net investment income           --<F8>          --           --           --           --          --<F8>
     Tax return of capital                        --              --           --           --        (0.01)         --

         Total Distributions                   (0.58)          (0.53)       (0.55)       (0.56)       (0.57)      (0.54)

Net Asset Value, End of Period              $   9.32        $   9.37     $  10.00     $   9.78     $   9.63      $ 9.34
Total Return (excludes sales charges)           6.04%          (1.18)%       8.06%        7.67%        4.65%       6.77%<F3>
Ratios/Supplemental Data:
Net Assets, End of Period (000)             $111,448        $140,962     $169,932     $181,007     $150,807      $  410
Ratio of expenses to
  average net assets <F6>                       1.04%           1.09%        1.06%        1.04%        1.01%       1.10%<F4>
Ratio of net investment income
  to average net assets <F6>                    6.10%           5.44%        5.49%        5.90%        5.99%       6.01%<F4>
Ratio of expenses to
  average net assets <F1>                       1.36%           1.34%        1.31%        1.17%        1.14%       6.24%<F4>
Ratio of net investment income
  to average net assets <F1>                    5.78%           5.19%        5.24%        5.77%        5.86%       0.87%<F4>
Portfolio turnover <F5>                          304%            398%         492%         249%         182%        304%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective June 13, 1997, the Victory Government Bond Fund merged into the Investment Quality Bond Fund. Financial highlights for the periods prior to June 13, 1997 represent the Investment Quality Bond Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Effective December 15,1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A Shares and Class G Shares of the Fund at a maximum of 1.10% until at least February 28, 2001.

<F7> Period from commencement of operations.

<F8> Less than $.01 per share.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
National Municipal Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Municipal Bonds (110.4%)

Alabama (2.7%):
Phoenix School Warrants, GO,
  5.65%, 8/1/21,
  Callable 8/1/10 @ 102, AMBAC..........  $  1,000     $ 1,006

Alaska (5.3%):
Valdez Marine Term Revenue,
  Exxon Pipeline Co. Project,
  4.60%*,11/1/00**,
  Callable 11/1/00 @ 100................     2,000       2,000

Arkansas (6.8%):
Little Rock School District,
  Series B, GO,
  5.50%, 2/1/30,
  Callable 2/1/10 @100, FSA.............     2,000       1,980
Paragould Water Sewer
  & Electric Revenue,
  5.65%, 12/1/25,
  Callable 12/1/10 @ 100, AMBAC (b).....       580         581

                                                         2,561

California (3.4%):
A B C School District,
  Capital Appreciation,
  Series B, GO,
  0.00%, 8/1/24, FGIC...................       500         131
California Poly Pomona
  Fundation Inc. Revenue,
  5.50%, 2/1/25, MBIA...................       400         403
Fullerton University Foundation,
  Series A, 5.50%, 7/1/10, MBIA.........       100         107
State, GO,
  4.00%, 9/1/07.........................       500         490
Union Elementary School District,
  Capital Appreciation,
  Series A, GO,
  0.00%, 9/1/24, FGIC...................       620         162

                                                         1,293

Florida (11.7%):
Lakeland Electric & Water,
  Series A,
  4.75%, 10/1/17,
  Callable 10/1/09 @ 101, MBIA..........       250         230
Orange County Tourist Development Tax,
  5.00%, 10/1/09, AMBAC.................       500         510
Pinellas County Capital Improvement,
  4.75%, 1/1/10, FGIC...................     3,675       3,672

                                                         4,412


                                         Principal      Market
Security Description                        Amount       Value

Georgia (3.4%):
Augusta Water & Sewer,
  5.25%, 10/1/30,
  Callable 10/1/10 @ 101, FSA...........  $    300     $   287
Henry County, Water & Sewage Authority,
  5.63%, 2/1/25,
  Callable 2/1/10 @ 101, FGIC...........     1,000       1,005
                                                         1,292
Illinois (6.9%):
State Development Financial
  Authority Pollution Control,
  Amoco Oil Co. Project,
  4.60%*, 11/1/00**.....................     1,200       1,200
State Educational Facilities Authority,
  Robert Morris College,
  5.80%, 6/1/30,
  Callable 12/1/07 @ 100, MBIA..........     1,000       1,005
State Educational Facility Authority,
  DePaul University,
  5.50%, 10/1/20,
  Callable 10/1/10 @101, AMBAC..........       400         397
                                                         2,602
Maine (4.0%):
Westbrook, GO,
  5.75%, 10/1/19,
  Callable 10/1/10 @ 101, AMBAC.........       715         740
Westbrook, GO,
  5.75%, 10/1/20,
  Callable 10/1/10 @ 101, AMBAC.........       730         755
                                                         1,495
Michigan (9.6%):
Municipal Bond Authority,
  6.80%, 11/1/07,
  Callable 11/1/04 @ 102................       275         297
Muskegon Heights Water System,
  Series A,
  5.63%, 11/1/25,
  Callable 11/1/10 @ 100, MBIA..........       320         321
Muskegon Heights Water System,
  Series A,
  5.63%, 11/1/30,
  Callable 11/1/10 @ 100, MBIA..........     1,000       1,000
State Strategic Fund Pollution Control,
  Consumers Power Project,
  4.90%*, 11/1/00**, AMBAC..............     2,000       2,000
                                                         3,618
Minnesota (1.3%):
St. Cloud Health Care,
  St. Cloud Hospital Obligation Group,
  Series A,
  5.75%, 5/1/26,
  Callable 5/1/10 @ 101, FSA............       500         503


                      See notes to financial statements.

National Municipal Bond Fund                  October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Missouri (1.4%):
Excelsior Springs School District
  Building Corp.,
  6.50%, 3/1/09,
  Callable 3/1/04 @ 100, FSA............  $    500     $   528
New Mexico (8.0%)
Hurley Pollution Control, Updates --
  Kennecott Santa Fe,
  4.60%*, 11/1/00**,
  Callable 11/1/00 @ 100................     3,000       3,000

New York (7.6%):
Albany Municipal Water
  Financing Authority,
  Water & Sewer Systems,
  Capital Appreciation, Series A,
  0.00%, 12/1/22, FGIC..................       500         145
State Dormitory Authority,
  University of Rochester, Series A,
  5.00%, 7/1/23,
  Callable 7/1/08 @ 101, MBIA...........     1,000         921
State Energy Research & Development
  Authority on Pollution Control,
  Niagara Mohawk Power Corp., Series C,
  4.60%*, 11/1/00**,
  LOC: Bank One N.A.....................     1,800       1,800

                                                         2,866

North Carolina (2.7%):
Mecklenburg County,
  Public Improvements, Series D, GO,
  4.75%, 4/1/05.........................     1,000       1,010

Ohio (12.2%):
Alliance School District,
  Classroom Facilities, GO,
  5.00%, 12/1/00, AMBAC.................       195         195
Alliance School District,
  Classroom Facilities, GO,
  5.00%, 12/1/07, AMBAC.................       355         363
Dayton Water Systems,
  4.05%, 12/1/06, FSA...................       500         478
Franklin County Development,
  American Chemical Society Project,
  5.50%, 10/1/12,
  Callable 10/1/09 @ 101................       400         405
Hamilton County Sewer
  System Improvements,
  Metropolitan Sewer District, Series A,
  5.75%, 12/1/25,
  Callable 6/1/10 @ 101, MBIA...........       450         457
Harrison, GO,
  5.40%, 12/1/09, FGIC..................       150         158
Harrison, GO,
  5.45%, 12/1/10, FGIC..................       150         158


                                         Principal      Market
Security Description                        Amount       Value

Harrison, GO,
  5.90%, 12/01/18,
  Callable 12/1/10 @ 100, FGIC..........  $    250     $   261
McDonald School District, GO,
  6.00%, 12/1/22,
  Callable 12/1/10 @ 100, AMBAC.........     1,000       1,052
State Special Obligation,
  Elementary and Secondary
  School Facilities, Series A,
  5.80%, 6/1/03, AMBAC..................       500         516
Toledo Limited Tax,
  Street Improvements, GO,
  5.00%, 12/1/10, FGIC..................       505         514

                                                         4,557

Oklahoma (14.8%):
State Development Finance Authority,
  Pooled Hospital Association, Series A,
  5.60%, 6/1/20,
  Callable 12/1/10 @ 101, AMBAC.........       750         746
State Development Finance Authority,
  Pooled Hospital Association, Series A,
  5.70%, 6/1/30,
  Callable 12/1/10 @ 101, AMBAC.........     1,750       1,730
Tulsa County Independent School
  District Number 001,
  Combined Purpose, Series B, GO,
  5.00%, 8/1/04, AMBAC..................     3,000       3,049

                                                         5,525

Pennsylvania (2.0%):
Allegheny County Sanitation Authority,
  5.50%, 12/1/30,
  Callable 12/1/10 @ 101, MBIA..........       250         246
Erie School District, GO,
  5.80%, 9/1/29,
  Callable 9/1/10 @100, AMBAC...........       250         254
Mountaintop Area JT Sanitation Authority,
  5.65%, 12/15/30,
  Callable 12/15/10 @ 100, MBIA.........       250         249

                                                           749

South Carolina (1.3%):
University of South Carolina, Series A,
  5.75%, 6/1/30,
  Callable 6/1/20 @ 100, FGIC ..........       500         506

South Dakota (1.0%):
Sioux Falls Sales Tax,
  Recreational Facility Improvements,
  4.00%, 11/15/00, AMBAC................       370         370

Texas (1.4%):
Red River Education Financing,
  Hockaday School Project,
  5.50%, 5/15/20,
  Callable 5/15/10 @ 100................       520         510

                      See notes to financial statements.

National Municipal Bond Fund                  October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Washington (1.6%):
Spokane County Airport and
  Marine Improvements,
  4.90%, 10/1/08........................  $    400     $   403
University of Washington,
  Student Facilities Fee,
  5.00%, 6/1/10, FSA....................       200         201

                                                           604

Wisconsin (1.3%):
Keil Promissory Notes, GO,
  4.80%, 11/1/07, FGIC..................       500         501

Total Municipal Bonds (Cost $40,933)                    41,508

Investment Companies (6.0%)

Federated Tax-Free
  Money Market Fund..................... 2,157,848       2,158
Nuveen Tax-Exempt
  Money Market Fund.....................   115,718         116

Total Investment Companies (Cost $2,274)                 2,274

Total Investments (Cost $43,207) (a) -- 116.4%          43,782

Liabilities in excess of other assets -- (16.4)%       (6,157)

TOTAL NET ASSETS -- 100.0%                             $37,625

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                               $615
    Unrealized depreciation                                (40)
    Net unrealized appreciation                           $575

(b) Represents security purchased on a when-issued basis. At October 31, 2000, total cost of investments purchased on a when-issued basis was $581.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect October 31, 2000.

** Put and demand features allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

AMBAC -- AMBAC Indemnity Corp.

FGIC -- Financial Guaranty Insurance Co.

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

LOC -- Letter of Credit

MBIA -- Municipal Bond Insurance Assoc.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
New York Tax-Free Fund                        October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

New York Municipal Bonds (96.9%)

Albany Municipal Water Finance Authority,
  Water & Sewer System Revenue,
  0.00%, 12/1/18, FGIC..................  $  1,000     $   370
Albany Municipal Water Finance Authority,
  Water & Sewer System Revenue,
  0.00%, 12/1/19, FGIC..................     1,000         349
Albany Municipal Water Finance Authority,
  Water & Sewer System Revenue,
  0.00%, 12/1/21, FGIC..................     1,000         308
Catskill New York Central School District,
  5.13%, 6/15/16,
  Callable 6/15/09 @ 101, FGIC..........       300         294
Clifton Park Water System,
  5.00%, 10/1/19,
  Callable 10/1/09 @ 101, FGIC..........       310         291
Metropolitan Transportation Authority,
  Transportation Facilities, Series I,
  7.00%, 7/1/09, AMBAC..................       250         290
Nassau County Industrial Development
  Agency, 5.00%, 7/1/23,
  Callable 7/1/08 @ 102, MBIA...........       150         138
Nassau County Industrial Development
  Agency, Civic Facilities, Hofstra
  University Project, 6.75%, 8/1/11,
  Prerefunded 8/1/01 @ 102, AMBAC.......       250         259
New York City Cultural Resources,
  Museum of Modern Art,
  6.63%, 1/1/11,
  Prerefunded 1/1/02 @ 102, AMBAC.......       680         711
New York City Housing Development Corp.,
  Multi-Unit Mortgage, Series A,
  7.30%, 6/1/10,
  Callable 6/1/01 @ 102, FHA............       700         723
New York City Housing Development Corp.,
  Multi-Unit Mortgage, Series A,
  7.35%, 6/1/19,
  Callable 6/1/01 @ 102, FHA............       675         697
New York City Industrial Development
  Agency, Civic Facilities,
  USTA National Tennis Center Project,
  6.38%, 11/15/14,
  Callable 11/15/04 @ 102, FSA..........       200         214
New York City Municipal Water Finance
  Authority, Water & Sewer System
  Revenue, 6.75%, 6/15/16,
  Callable 6/15/01 @ 101, FGIC..........       325         332
New York City Municipal Water Finance
  Authority, Water & Sewer System
  Revenue, 6.75%, 6/15/16,
  Prerefunded 6/15/01 @ 101, FGIC.......       325         333
New York City Municipal Water Finance
  Authority, Water & Sewer System
  Revenue, 0.00%, 6/15/19, MBIA.........     3,000       1,068
New York City, Series B, GO,
  7.00%, 10/1/18,
  Callable 4/1/01 @ 100, FSA............       300         303


                                         Principal      Market
Security Description                        Amount       Value

New York City, Series C, GO,
  7.00%, 2/1/12,
  Callable 2/1/01 @ 100, FGIC...........  $     60     $    60
North Hempstead,
  4.75%, 1/15/23,
  Callable 1/15/08 @ 101, FGIC..........       750         663
Rome New York City School District, GO,
  5.50%, 6/15/18,
  Callable 6/15/09 @ 101, FSA...........       335         337
State Dormitory Authority,
  0.00%, 7/1/18, MBIA ..................     1,010         381
State Dormitory Authority,
  4.75%, 8/15/19,
  Callable 2/15/09 @ 101, MBIA..........       500         449
State Dormitory Authority,
  4.75%, 5/15/24,
  Callable 5/15/08 @ 101, MBIA..........       300         263
State Dormitory Authority,
  City University, Series 2,
  6.75%, 7/1/24,
  Prerefunded 7/1/04 @ 102, MBIA........       700         767
State Dormitory Authority, Ithaca College,
  6.50%, 7/1/10,
  Prerefunded 7/1/01 @ 102, MBIA........       750         776
State Dormitory Authority,
  Judicial Facilities Leases, Series B,
  7.00%, 4/15/16,
  Callable 4/15/01 @ 102, MBIA..........       225         232
State Local Government Assistance,
  Series B, 4.88%, 4/1/20,
  Callable 4/1/08 @ 101, MBIA...........       500         454
State Medical Care Facilities Finance Agency,
  7.38%, 8/15/19,
  Callable 11/27/00 @ 101, MBIA.........       145         147
State Medical Care Facilities Finance
  Agency, North Shore University Hospital,
  7.20%, 11/1/20,
  Prerefunded 11/1/00 @ 102, MBIA.......       565         576
State Tollway Authority, Series C,
  6.00%, 1/1/25,
  Prerefunded 1/1/05 @ 102, FGIC........       550         592
State, GO,
  6.75%, 8/1/18,
  Prerefunded 8/1/01 @ 102, AMBAC.......       370         384
State, GO,
  6.75%, 8/1/19,
  Prerefunded 8/1/01 @ 102, AMBAC.......       325         337
Triborough Bridge & Tunnel Authority,
  Series T, 7.00%, 1/1/20,
  Prerefunded 1/1/01 @ 102, MBIA .......       900         922
Triborough Bridge & Tunnel Authority,
  Special Obligation, Series B,
  6.88%, 1/1/15,
  Callable 1/1/01 @ 102, AMBAC..........     1,000       1,023
Webster New York Central School District,
  5.13%, 6/15/16,
  Callable 6/15/09 @ 101, FGIC..........       300         295

                      See notes to financial statements.

New York Tax-Free Fund                        October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Yonkers New York,
  5.25%, 10/1/19,
  Callable 10/1/10 @ 101, FGIC..........  $    500     $   485

Total New York Municipal Bonds (Cost $15,377)           15,823

Investment Companies (1.6%)

Providence of New York Fund.............   261,839         262

Total Investment Companies (Cost $262)                     262

Total Investments (Cost $15,639) (a) -- 98.5%           16,085

Other assets in excess of liabilities -- 1.5%              251

TOTAL NET ASSETS -- 100.0%                             $16,336

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                               $544
    Unrealized depreciation                                (98)
    Net unrealized appreciation                           $446

AMBAC -- AMBAC Indemnity Corp.

FGIC -- Financial Guaranty Insurance Co.

FHA -- Federal Housing Administration

FSA -- Insured by Financial Security Assurance

GO -- General Obligation

MBIA -- Municipal Bond Insurance Assoc.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Ohio Municipal Bonds (98.4%)

General Obligations (55.4%):
Business & Public Services (0.1%):
Mt Vernon Knox County
  Public Library District,
  5.15%, 12/1/09........................  $    220    $    227

County, City & Special District (6.0%):
Bath Township Capital Appreciation,
  Real Estate Acquisition,
  0.00%, 12/1/07, AMBAC.................       205         145
Bath Township Capital Appreciation,
  Real Estate Acquisition,
  0.00%, 12/1/08, AMBAC.................       205         138
Butler County,
  5.60%, 12/1/09,
  Callable 12/1/06 @ 101, AMBAC.........       180         190
Cincinnati,
  6.30%, 12/1/15,
  Callable 6/1/05 @ 101 AMT.............     1,250       1,320
Columbus Tax Increment,
  Easton Project,
  4.88%, 12/1/24,
  Callable 6/1/09 @ 101, AMBAC..........     1,000         902
Crawford County Capital Appreciation,
  0.00%, 12/1/10, AMBAC.................       300         179
Crawford County Capital Appreciation,
  0.00%, 12/1/13, AMBAC.................       500         248
Erie County,
  5.50% 10/1/20,
  Callable 10/1/10 @ 100, FGIC..........       450         449
Madison County,
  7.00%, 12/1/19,
  Prerefunded 12/1/04 @ 102, AMBAC......       600         666
Maple Heights Capital Appreciation,
  0.00%, 12/1/07, FSA...................       500         355
Maple Heights Capital Appreciation,
  0.00%, 12/1/08, FSA...................       505         340
Maple Heights Capital Appreciation,
  0.00%, 12/1/10, FSA...................       310         187
Monroe Falls,
  Series A, 6.95%, 12/1/14,
  Callable 12/1/04 @ 101, AMBAC.........     1,000       1,088
Newark Capital Appreciation,
  0.00%, 12/1/16, FGIC..................     1,490         618
Scioto County,
  5.70%, 12/1/20,
  Callable 6/1/10 @101, AMBAC...........       400         408
Summit County,
  Series A, 6.90%, 8/1/12,
  Prerefunded 8/1/01 @ 102, AMBAC.......       255         265
Summit County,
  Series A, 6.90%, 8/1/12,
  Prerefunded 8/1/03 @ 100, AMBAC.......       230         244
Warren County Special Assesment,
  6.55%, 12/1/14........................       725         817


                                         Principal      Market
Security Description                        Amount       Value

Westerville,
  4.50%, 12/1/18,
  Callable 12/1/09 @ 101................  $  1,000    $    873
Xenia,
  5.75%, 6/1/20,
  Callable 6/1/10 @ 101, FGIC...........       880         900

                                                        10,332

Education (41.3%):
Alliance City School District,
  0.00%, 12/1/08 AMBAC..................       380         252
Alliance City School District,
  0.00%, 12/1/09 AMBAC..................       385         242
Alliance City School District,
  0.00%, 12/1/10 AMBAC..................       395         234
Alliance City School District,
  0.00%, 12/1/11 AMBAC..................       405         226
Anthony Wayne Local School District,
  5.75%, 12/1/30,
  Callable 12/1/10 @ 101, FSA...........     2,215       2,242
Avon Local School District,
  5.50%, 12/1/04, AMBAC.................       465         483
Avon Local School District,
  5.55%, 12/1/05, AMBAC.................       250         262
Barnesville Village School District,
  5.75%, 12/1/22,
  Callable 12/1/10 @ 101................       500         508
Batavia Local School District,
  7.00%, 12/1/14, MBIA..................     1,500       1,692
Big Walnut Local School District,
  Capital Appreciation,
  0.00%, 12/1/09, AMBAC.................       250         160
Brecksville-Broadview Heights
  City School District,
  6.50%, 12/1/16,
  Callable 12/1/06 @ 102, FGIC..........     1,000       1,098
Brunswick City School
  District Improvements,
  3.60%, 12/1/00, AMBAC.................       185         185
Brunswick City School
  District Improvements,
  3.70%, 12/1/01, AMBAC.................       200         198
Brunswick City School
  District Improvements,
  6.00%, 12/1/26,
  Callable 12/1/09 @ 101, FGIC..........       500         522
Buckeye Local School District,
  5.50%, 12/1/25,
  Callable 12/1/10 @ 100, FGIC..........       600         597
Cambridge City School District,
  5.70% 12/1/20,
  Callable 12/1/10 @ 100................     1,555       1,585
Cambridge City School District,
  5.75%, 12/1/22,
  Callable 12/1/10 @ 100, FSA...........     1,000       1,020
Campbell City School District,
  5.75%, 12/1/22,
  Callable 12/1/10 @ 100, FSA...........     1,000       1,017

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Cardinal Local School District,
  5.80%, 12/1/25,
  Callable 12/1/10 @ 100................  $  2,000    $  2,045
Dublin City School District,
  Capital Appreciation,
  0.00%, 12/1/09, MBIA..................     1,250         798
East Holmes Local School District,
  6.13% 12/1/20,
  Callable 12/1/10 @ 102, FGIC..........       500         532
Edgewood City School District,
  Capital Appreciation,
  Series A, 0.00%, 12/1/13, MBIA........     1,625         815
Edgewood City School District,
  Capital Appreciation,
  Series A, 0.00%, 12/1/15, MBIA........     1,610         713
Fairfield City School District, TCRS,
  7.45%, 12/1/14, FGIC..................     1,000       1,220
Fostoria City School District,
  Capital Appreciation,
  0.00%, 12/1/10, MBIA..................       375         223
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/12, AMBAC.................       280         150
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC.................       280         141
Franklin City School District,
  Capital Appreciation,
  0.00%, 12/1/14, AMBAC.................       280         132
Graham Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, MBIA..................       200         114
Graham Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, MBIA..................       200         107
Hamilton City School
  District Improvements,
  Series A, 6.15%, 12/1/15..............       500         551
Hamilton City School
  District Improvements,
  Series A, 6.15%, 12/1/16..............       600         660
Heath City School District,
  4.35%, 12/1/01, FGIC..................       100         100
Heath City School District,
  4.80%, 12/1/09, FGIC..................       300         302
Heath City School District,
  4.85%, 12/1/10, FGIC..................       400         403
Hilliard Local School District, Series A,
  Series A, 5.00%, 12/1/20,
  Callable 12/1/06 @ 101, FGIC..........     1,050         989
Hilliard School District,
  0.00%, 12/1/16........................     3,720       1,550
Hilliard School District,
  0.00%, 12/1/17, FGIC..................     3,720       1,453
Hilliard School District,
  0.00% 12/1/19, FGIC...................     2,000         688


                                         Principal      Market
Security Description                        Amount       Value

Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/11, AMBAC.................  $    250    $    142
Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/12, AMBAC.................       250         134
Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/13, AMBAC.................       250         125
Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/14, AMBAC.................       250         118
Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/15, AMBAC.................       250         110
Indian Lake Local School District,
  Capital Appreciation,
  Construction & Improvements,
  0.00%, 12/1/16, AMBAC.................       250         103
Indian Valley Local School District,
  7.00%, 12/1/14,
  Callable 12/1/05 @ 102, AMBAC ........     2,500       2,776
Jackson Local School District,
  5.63%, 12/1/25,
  Callable 12/1/10 @100, FSA............     1,500       1,506
Lake Local School District,
  5.75%, 12/1/26,
  Callable 12/1/10 @ 100, FGIC..........     5,540       5,621
Lakeview Local School District,
  6.95%, 12/1/19,
  Callable 12/1/04 @ 102, AMBAC.........     1,250       1,385
Lakota Local School District,
  Capital Appreciation,
  0.00%, 12/1/08, FGIC..................       320         215
Liberty Benton Local School District,
  Capital Appreciation,
  0.00%, 12/1/15, AMBAC.................       570         251
Liberty Benton Local School District,
  Capital Appreciation,
  0.00%, 12/1/16, AMBAC.................       285         118
Lima City School District,
  5.20%, 12/1/06, AMBAC.................       255         264
Lima City School District,
  5.00%, 12/1/07, AMBAC.................       405         413
Lima City School District,
  5.00%, 12/1/08, AMBAC.................       400         408
Lima City School District,
  5.00%, 12/1/09, AMBAC.................       400         407
Lima City School District,
  0.00%, 12/1/10 AMBAC..................       305         179
Lima City School District,
  0.00%, 12/1/11 AMBAC..................       305         168

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Lima City School District,
  0.00%, 12/1/12 AMBAC..................  $    520    $    271
Lima City School District,
  0.00%, 12/1/12 AMBAC..................       305         158
Lima City School District,
  0.00%, 12/1/13 AMBAC..................       520         253
Lima City School District,
  0.00%, 12/1/14 AMBAC..................       520         237
Lima City School District,
  5.50%, 12/1/22,
  Callable 12/1/10 @ 102, AMBAC.........     1,000         991
Lima City School District,
  5.60%, 12/1/22,
  Callable 12/1/10 @ 101, FSA...........     1,235       1,247
Lima City School District,
  6.00%, 12/1/22,
  Callable 12/1/10 @ 102, AMBAC.........     2,000       2,105
Marion Local School District,
  5.75%, 12/1/22,
  Callable 12/1/10 @101, MBIA...........       230         234
Marysville Village School District,
  0.00%, 12/1/13, AMBAC.................       555         279
Marysville Village School District,
  0.00%, 12/1/16, MBIA..................       500         207
Marysville Village School District,
  0.00%, 12/1/17, AMBAC.................       955         373
Marysville Village School District,
  6.00%, 12/1/24,
  Callable @ 101 12/1/10, AMBAC.........       725         759
Morgan Local School District,
  Capital Appreciation,
  0.00%, 12/1/13........................       200         100
Morgan Local School District,
  Capital Appreciation,
  0.00%, 12/1/16........................       220          97
Mount Vernon City School District,
  7.50%, 12/1/14,
  Callable 12/1/04 @ 101, FGIC..........       500         553
New Miami Local School District,
  0.00%, 12/1/11, FSA...................       115          66
New Miami Local School District,
  0.00%, 12/1/12, FSA...................       120          64
New Miami Local School District,
  0.00%, 12/1/13, FSA...................       120          60
New Miami Local School District,
  0.00%, 12/1/14, FSA...................       120          56
Newcomerstown Exempt Villiage
  School Facilities,
  6.25%, 12/1/23,
  Callable 12/1/10 @ 102, MBIA..........       900         964
Northeastern Local School District,
  5.80%, 12/1/26,
  Callable 12/1/10 @ 101, ..............     1,500       1,531
Northwest Local School District,
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC.................       280         139


                                         Principal      Market
Security Description                        Amount       Value

Northwest Local School District,
  Capital Appreciation,
  0.00%, 12/1/14, AMBAC.................  $    280    $    130
Norwalk City School District,
  4.75%, 12/1/26,
  Callable 12/1/09 @ 100, AMBAC.........     1,250       1,091
Olentangy Local School District,
  5.63%, 12/1/27,
  Callable 12/1/10 @ 100, FSA...........     2,000       2,005
Olentangy Local School District,
  Series A, 6.25%, 12/1/14,
  Callable 12/1/04 @ 102................       500         540
Pickerington Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, AMBAC.................       870         460
Ridgemont Local School District,
  Capital Appreciation,
  0.00%, 12/1/10, AMBAC.................       185         112
Ridgemont Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, AMBAC.................       185         105
Ridgemont Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, AMBAC.................       185          99
Ridgemont Local School District,
  Capital Appreciation,
  0.00%, 12/1/13, AMBAC.................       185          93
Ridgemont Local School District,
  Capital Appreciation,
  0.00%, 12/1/14, AMBAC.................       185          87
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/06, FGIC..................       145         108
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/07, FGIC..................       245         174
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/10, FGIC..................       245         148
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, FGIC..................       245         140
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, FGIC..................       240         129
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/13, FGIC..................       240         120
Ripley-Union-Lewis,
  Local School District,
  Capital Appreciation,
  0.00%, 12/1/14, FGIC..................       235         111

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Riverside Local School District,
  Capital Appreciation,
  0.00%,12/1/11, MBIA...................  $    145    $     81
Riverside Local School District,
  Capital Appretiation,
  0.00%, 12/1/12, MBIA..................       145          76
Scioto Valley Local School District,
  5.65%, 12/1/22,
  Callable 12/1/10 @ 101, FGIC..........     1,000       1,009
South-Western City School District,
  4.75%, 12/1/19,
  Callable 12/1/09 @ 100, AMBAC.........     1,000         902
South-Western City School District,
  4.75%, 12/1/26,
  Callable 12/1/09 @ 100, AMBAC.........     5,000       4,367
Springfield Local School District,
  Capital Appreciation,
  0.00%, 12/1/11, AMBAC.................     1,715         977
Springfield Local School District,
  Capital Appreciation,
  0.00%, 12/1/12, MBIA..................       340         182
State Higher Education,
  5.00%, 2/1/07.........................     3,000       3,063
Sycamore Community School District,
  4.75%, 12/1/19,
  Callable 12/1/08 @ 100, AMBAC.........     1,000         897
Sycamore Community School
  District Improvements,
  Capital Appreciation,
  0.00%, 12/1/07........................       360         254
Tuscarawas Valley School District,
  Capital Appreciation,
  0.00%, 12/1/19, ......................       580         196
Wadsworth City School District,
  0.00%, 12/1/07, FGIC..................       555         392
Wadsworth City School District,
  0.00%, 12/1/08, FGIC..................       555         372
Wadsworth City School District,
  0.00%, 12/1/10, FGIC..................       105          64
Wadsworth City School District,
  0.00%, 12/1/11, FGIC..................       105          60
Wadsworth City School District,
  0.00%, 12/1/16, FGIC..................       105          56
Wadsworth City School District,
  Capital Appreciation,
  0.00%, 12/1/11, FGIC..................       555         313
Wadsworth City School District,
  Capital Appreciation,
  0.00%, 12/1/12, FGIC..................       575         305

                                                        70,614

Housing (0.3%):
Belmont County Home Improvements,
  3.65%, 12/1/01, MBIA..................       170         168
Belmont County Home Improvements,
  3.70%, 12/1/02, MBIA..................       175         171


                                         Principal      Market
Security Description                        Amount       Value

Belmont County Home Improvements,
  3.80%, 12/1/03, MBIA..................  $    185    $    180

                                                           519

Public Facilities (Convention, Sport,
  Public Buildings) (1.0%):
Athens Recreation Facilities,
  4.75%, 12/1/08, FGIC..................       200         201
Crawford County, Correctional Facilities,
  6.75%, 12/1/19,
  Prerefunded 12/1/04 @ 102, AMBAC......     1,385       1,526

                                                         1,727

Public Improvements (2.3%):
Lorain Urban Renewal,
  5.50%, 12/1/20,
  Callable 12/1/10 @ 100, MBIA..........       300         301
Lorain Urban Development,
  5.70%, 12/1/28,
  Callable 12/1/10 @ 100, MBIA..........     1,000       1,010
Toledo Limited Tax-Street Improvment,
  5.35%, 12/1/15,
  Callable 12/1/10 @ 101, FGIC..........     2,525       2,548

                                                         3,859

Transportation (2.9%):
State Highway Capital Improvement,
  Series D, 4.50%, 5/1/08...............     5,000       4,941

Utility (Sewers, Telephone,
  Electric) (1.5%):
Avon Route 83 Sewer Improvements,
  6.50%, 12/1/15........................       335         372
Canton, Waterworks System,
  5.75%, 12/1/10,
  Callable 12/1/05 @ 102, AMBAC.........       500         529
Huron County, Landfill Issue II,
  5.40%, 12/1/07, MBIA..................       285         299
Huron County, Landfill Issue II,
  5.60%, 12/1/09,
  Callable 12/1/07 @ 102, MBIA..........       320         341
Toledo, Sewer Improvements,
  6.10%, 12/1/14,
  Callable 12/1/04 @ 102, AMBAC.........     1,000       1,063

                                                         2,604

Total General Obligations (Cost $92,850)                94,823

Revenue Bonds (43.0%):
County, City & Special District (2.4%):
Akron Pension,
  4.75%, 12/1/23,
  Callable 12/1/10 @ 101, AMBAC.........     1,500       1,313
Hamilton County Sales Tax Revenue,
  5.25%, 12/1/32,
  Callable 12/1/10 @ 100, AMBAC.........     3,000       2,840

                                                         4,153

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Education (10.1%):
Franklin County IDR,
  Columbus College of Art & Design,
  6.00%, 9/1/13, Callable 9/1/01 @ 102,
  LOC Bank One..........................  $  1,310    $  1,317
State Higher Education
  Facility Revenue,
  Oberlin College,
  5.00%, 10/1/29,
  Callable 10/1/09 @101 ................     2,800       2,519
State Higher Educational
  Facility Revenue,
  Series II-A, 4.50%, 11/1/08...........     5,000       4,942
State Higher Educational
  Facility Revenue,
  Ohio Northern University,
  3.70%, 5/1/01.........................       250         248
State Higher Educational
  Facility Revenue,
  Series II-A, 5.00%, 11/1/13,
  Callable 11/1/08 @100.................       500         496
State Higher Educational
  Facility Revenue,
  University of Dayton,
  4.75%, 12/1/10, AMBAC.................       300         299
State Higher Educational
  Facility Revenue,
  University Of Dayton,
  5.50% 12/1/30,
  Callable 12/1/10 @ 101, AMBAC.........     2,000       1,971
State Higher Educational
  Facility Revenue,
  Wittenberg University,
  3.55%, 6/1/01, AMBAC..................       340         338
State Higher Educational
  Facility Revenue,
  Xavier University, 6.00%, 5/15/08,
  Callable 5/15/07 @ 102, MBIA..........       500         541
State Special Obligation,
  Elementary & Secondary
  Education Facilities,
  Series B, 5.00%, 12/1/06, FSA.........     1,550       1,583
State Special Obligation,
  Elementary & Secondary
  Education Facilities,
  Series A, 5.00%, 6/1/07, AMBAC........     1,100       1,124
State University General Receipts,
  5.75%, 12/1/24,
  Callable 12/1/09 @ 101................     1,250       1,271
University of Akron General Receipts,
  5.00%, 1/1/02, AMBAC..................       440         443

                                                        17,092


                                         Principal      Market
Security Description                        Amount       Value

Hospitals, Nursing Homes
  & Health Care (7.3%):
Athens County Mental Health,
  Kevin Coleman Foundation,
  5.90%, 3/1/09,
  Callable 3/1/03 @ 102,
  LOC National City Bank................  $    545    $    556
Cuyahoga County Hospital,
  Fairview General Hospital Project,
  6.25%, 8/15/10,
  Callable 2/15/03 @ 102................       500         523
Cuyahoga County Hospital,
  University Hospital Health,
  5.00%, 1/15/02, AMBAC.................     1,060       1,067
Hamilton County Hospital Facilities,
  Deaconess Hospital,
  7.00%, 1/1/12,
  Callable 7/1/02 @ 102.................     2,150       2,242
Lake County Hospital,
  Improvement Facilities,
  6.38%, 8/15/03, AMBAC.................       900         926
Lucas County Hospital Revenue,
  5.00%, 11/15/22,
  Callable 11/15/03 @ 102, MBIA.........       405         371
Lucas County Hospital Revenue,
  5.00%, 11/15/22,
  Callable 11/15/03 @ 102, MBIA.........        95          98
Lucas County Hospital,
  5.75%, 11/15/14,
  Callable 11/15/06 @ 102, MBIA.........     1,785       1,860
Mahoning County Hospital Facilities,
  YHA Project,
  Series A, 7.00%, 10/15/14,
  Prerefunded 10/15/02 @ 100, MBIA......       855         896
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/03, MBIA.................       635         671
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/04, MBIA.................       675         723
Portage County Hospital,
  Robinson Memorial Hospital,
  6.50%, 11/15/05, MBIA.................       715         776
Westlake IDR,
  Westbay I & II Projects,
  Series A, 6.40%, 8/1/09,
  Callable 11/1/00 @ 102, FNMA..........     1,755       1,762

                                                        12,471

Housing (5.4%):
Cuyahoga County Multifamily,
  Dalebridge Apartments,
  6.60%, 10/20/30,
  Callable 10/20/05 @ 102, GNMA AMT.....     2,000       2,049

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Cuyahoga County Multifamily,
  Water Street Assoc.,
  5.60%, 6/20/08, GNMA AMT..............  $    370     $   374
Greater Cincinnati Elderly
  Housing Finance Corp.,
  Walnut Towers,
  Series A, 6.90%, 8/1/25,
  Callable 8/1/04 @ 102, FHA............     2,020       2,086
Ohio Capital Corp.,
  Housing Management,
   Bucyrus Estate,
  5.75%, 7/1/06,
  Callable 7/1/05 @ 102, MBIA...........       170         173
Ohio Capital Corp.,
  Housing Management,
  Kent Gardens,
  6.35%, 7/1/15,
  Callable 1/1/03 @ 101, MBIA...........     1,000       1,019
Ohio Capital Corp.,
  Housing Management,
  Springhill Homes,
  Series C, 6.50%, 7/1/24,
  Callable 1/1/03 @ 103, MBIA...........       920         943
Ohio Housing Finance Agency,
  Residential, Series A-1,
  5.70%, 9/1/09, GNMA AMT...............     1,000       1,042
Ohio Housing Finance Agency,
  Residential A-1, 6.35%, 9/1/31,
  Callable 9/1/09 @ 100, GNMA...........     1,500       1,549

                                                         9,235

Industrial Development (0.6%):
Broadview Heights IDR,
  Royalview,
  Series A, 6.25%, 7/1/13,
  Callable 11/1/00 @ 102, FHA...........     1,075       1,097

Public Facilities (Convention, Sport,
  Public Buildings) (5.1%):
Cuyahoga County,
  Gateway Economic
  Development Corp.,
  Greater Cleveland Ohio Stadium,
  6.50%, 9/15/14,
  Callable 9/15/03 @ 102,
  County Guaranteed AMT.................     2,300       2,330
Hamilton County Sales Tax,
  5.00%, 12/1/27,
  Callable 6/1/08 @ 101, MBIA...........     2,500       2,281
State Building Authority,
  Administration Building,
  Series A, 4.75%, 10/1/17,
  Callable 10/1/08 @ 101................     1,000         919
State Building Authority,
  Adult Correctional Facilities,
  Series A, 6.00%, 10/1/07,
  Callable 10/1/03 @ 102................     2,000       2,109


                                         Principal      Market
Security Description                        Amount       Value

State Building Authority,
  Adult Correctional Facilities,
  Series A, 6.13%, 10/1/12,
  Callable 10/1/03 @ 102................  $  1,000    $  1,056

                                                         8,695

Public Improvements (2.8%):
Franklin County Development,
  American Chemical Society Project,
  4.50%, 10/1/02........................     1,300       1,300
Franklin County Development,
  American Chemical Society Project,
  4.50%, 10/1/04........................       650         648
Franklin County Development,
  American Chemical Society Project,
  5.00%, 10/1/06........................     1,350       1,356
State Economic Development,
  ABS Industries, Inc. Project,
  6.00%, 6/1/04 AMT.....................       410         419
State Economic Development,
  Ohio Enterprise Board Fund,
  Series 2, 5.60%, 6/1/02 AMT...........       240         243
State Economic Development,
  Ohio Enterprise Board Fund,
  Series 4, 6.50%, 12/1/09,
  Callable 12/1/04 @ 102 AMT............       815         819

                                                         4,785

Transportation (0.7%):
State Infrastructure Highway,
  5.00%, 12/15/07.......................     1,175       1,201

Utilities -- Water (1.2%):
Akron Waterworks Revenue,
  5.63%, 12/1/20,
  Callable 6/1/10 @ 100, AMBAC..........     1,250       1,262
Avon Lake Water System Revenue,
  5.50%, 10/1/17,
  Callable 10/1/10 @ 100, AMBAC.........       420         424
Avon Lake Water System Revenue,
  5.50%, 10/1/18,
  Callable 10/1/10 @ 100, AMBAC.........       445         447

                                                         2,133

Utility (Sewers, Telephone,
  Electric) (7.4%):
Akron Sewer System Revenue,
  4.95%, 12/1/10, AMBAC.................       300         303
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/16,
  Prerefunded 11/15/04 @ 102, MBIA......       340         377
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/16,
  Prerefunded 11/15/04 @ 102, MBIA......       410         454
Cleveland Public Power Systems,
  Series A, 7.00%, 11/15/24,
  Prerefunded 11/15/04 @ 102, MBIA......     1,985       2,198
Cleveland Waterworks,
  5.75%, 1/1/21,
  Prerefunded 1/1/06 @ 102, MBIA........       940       1,004

                      See notes to financial statements.

Ohio Municipal Bond Fund                      October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Principal      Market
Security Description                        Amount       Value

Cuyahoga County Utility System,
  Medical Center Co. Project,
  Series B, 5.85%, 8/15/10,
  Callable 8/15/05 @ 102, MBIA AMT......  $  1,500    $  1,572
Hamilton County Sewer
  Systems Revenue,
  6.00, 12/1/05, FGIC...................     1,080       1,152
Huber Heights Water Systems,
  Capital Appreciation,
  0.00%, 12/1/24, MBIA..................     1,000         253
Huber Heights Water Systems,
  Capital Appreciation,
  0.00%, 12/1/25, MBIA..................     1,000         238
Ravenna Waterworks,
  3.60%, 12/1/00, AMBAC.................       255         255
Ravenna Waterworks,
  3.70%, 12/1/01, AMBAC.................       265         262
Ravenna Waterworks,
  3.80%, 12/1/02, AMBAC.................       270         264
Ravenna Waterworks,
  3.90%, 12/1/03, AMBAC.................       280         271
State Water Development Authority,
  Dayton Power & Light,
  Series C, 6.40%, 8/15/27,
  Callable 8/15/02 @ 102................     3,250       3,301
Wilmington Water,
  5.25%, 6/15/29,
  Callable 6/15/08 @ 101, AMBAC.........       750         708

                                                        12,612

Total Revenue Bonds (Cost $72,251)                      73,474

Total Ohio Municipal Bonds (Cost $165,101)             168,297


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Investment Companies (0.5%)

Federated Ohio Municipal Cash Trust ....   781,307    $    781

Total Investment Companies (Cost $781)                     781

Total Investments (Cost $165,882) (a) -- 98.9%         169,078

Other assets in excess of liabilities -- 1.1%            1,916

TOTAL NET ASSETS -- 100.0%                            $170,994

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $26. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amount in thousands):

    Unrealized appreciation                            $ 4,353
    Unrealized depreciation                             (1,183)
    Net unrealized appreciation                        $ 3,170

AMBAC -- AMBAC Indemnity Corp.

AMT -- Alternative Minimum Tax

FGIC -- Insured by Financial Guaranty Insurance Corp.

FHA -- Federal Home Association

FNMA -- Federal National Mortgage Association

FSA -- Insured by Financial Security Assurance

GNMA -- Insured by Government National Mortgage Association

IDR -- Industrial Development Revenue

LOC -- Letter of Credit

MBIA -- Insured by Municipal Bond Insurance Association

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                                      National                          Ohio
                                                                                      Municipal         New York        Municipal
                                                                                      Bond              Tax-Free        Bond
                                                                                      Fund              Fund            Fund

ASSETS:
Investments, at value (Cost $43,207; $15,639; & $165,882)                             $43,782           $16,085         $169,078
Interest and dividends receivable                                                         352               257            2,849
Receivable for capital shares issued                                                       50                --               --
Receivable from brokers for investments sold                                            2,555                --            2,032
Receivable from affiliates                                                                 18                 4                7
Prepaid expenses and other assets                                                           9                13               --

         Total Assets                                                                  46,766            16,359          173,966

LIABILITIES:
Payable to brokers for investments purchased                                            9,105                --            2,836
Payable for capital shares redeemed                                                        --                 2                2
Accrued expenses and other payables:
     Investment advisory fees                                                              10                 5               57
     Administration fees                                                                    1                --                4
     Custodian fees                                                                         3                 1                5
     Transfer agent fees                                                                   11                 7                6
     Shareholder service fees -- Class A                                                    8                 5               13
     12b-1 fees -- Class G                                                                 --                --               23
     Other                                                                                  3                 3               26

         Total Liabilities                                                              9,141                23            2,972

NET ASSETS:
Capital                                                                                36,262            15,938          168,443
Undistributed net investment income                                                        26                 1               90
Net unrealized appreciation/depreciation from investments                                 575               446            3,196
Accumulated undistributed net realized gains (losses)
  from investment transactions                                                            762               (49)            (735)

         Net Assets                                                                   $37,625           $16,336         $170,994

Net Assets
     Class A                                                                          $36,516           $14,082          $64,414
     Class G                                                                            1,109             2,254          106,580

         Total                                                                        $37,625           $16,336         $170,994

Outstanding units of beneficial interest (shares)
     Class A                                                                            3,472             1,157            5,625
     Class G                                                                              105               186            9,322

         Total                                                                          3,577             1,343           14,947

Net asset value
     Redemption price per share -- Class A                                            $ 10.52           $ 12.17         $  11.45
     Offering and Redemption price per share -- Class G                               $ 10.52           $ 12.11         $  11.43

Maximum sales charge -- Class A                                                          5.75%             5.75%            5.75%

Maximum offering price per share (100%/(100%-maximum sales
  charge) of net asset value adjusted to nearest cent) -- Class A                     $ 11.16           $ 12.91         $  12.15


                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                                         National                        Ohio
                                                                                         Municipal        New York       Municipal
                                                                                         Bond             Tax-Free       Bond
                                                                                         Fund             Fund           Fund

Investment Income:
Interest income                                                                          $1,768           $  948         $ 9,516
Dividend income                                                                              85               11             194

     Total Income                                                                         1,853              959           9,710

Expenses:
Investment advisory fees                                                                    204               87           1,066
Administration fees                                                                          56               24             266
Shareholder service fees -- Class A                                                          86               33             161
Shareholder service fees and 12b-1 fees -- Class B                                            7               10              --
12b-1 fees -- Class G                                                                         1                1             278
Accounting fees                                                                              57               52              84
Custodian fees                                                                               18                8              45
Legal and audit fees                                                                          5                3              42
Trustees' fees and expenses                                                                   1               --               5
Transfer agent fees                                                                          43               30              21
Registration and filing fees                                                                 25               12              27
Printing fees                                                                                11                6              16
Other                                                                                         4                2              15

     Total Expenses                                                                         518              268           2,026

Expenses voluntarily reduced                                                               (106)             (50)           (368)

     Expenses before reimbursement from distributor                                         412              218           1,658
     Expenses reimbursed by distributor                                                     (11)             (49)            (18)

     Net Expenses                                                                           401              169           1,640

Net Investment Income                                                                     1,452              790           8,070

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions                                    762              (31)           (212)
Change in unrealized appreciation/depreciation from investments                             625              276           5,337

Net realized/unrealized gains (losses) from investments                                   1,387              245           5,125

Change in net assets resulting from operations                                           $2,839           $1,035         $13,195


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                                     National Municipal                New York               Ohio Municipal
                                                          Bond Fund                  Tax-Free Fund               Bond Fund

                                                   Year          Year           Year          Year         Year         Year
                                                   Ended         Ended          Ended         Ended        Ended        Ended
                                                   October 31,   October 31,    October 31,   October 31,  October 31,  October 31,
                                                   2000          1999           2000          1999         2000         1999

From Investment Activities:
Operations:
     Net investment income                         $  1,452      $  1,778       $   790       $   873      $  8,070     $  6,495
     Net realized gains (losses) from
       investment transactions                          762           179           (31)          (16)         (212)        (523)
     Net change in unrealized appreciation/
       depreciation from investments                    625        (2,358)          276        (1,182)        5,337       (7,432)

Change in net assets resulting
  from operations                                     2,839          (401)        1,035          (325)       13,195       (1,460)

Distributions to Shareholders:
     From net investment income:
         Class A                                     (1,405)       (1,726)         (728)         (738)       (2,984)      (3,392)
         Class B                                        (20)          (70)          (43)         (134)           --           --
         Class G                                        (13)           --           (31)           --        (5,065)      (3,059)
     From net realized gains from
       investment transactions                         (179)       (1,095)           --            --            --         (711)
     In excess of net realized gains from
       investment transactions                           --            --            --            --            --         (574)

Change in net assets from distributions
  to shareholders                                    (1,617)       (2,891)         (802)         (872)       (8,049)      (7,736)

Capital Transactions:
     Proceeds from shares issued                     14,698        12,771         3,516         4,093        22,493       40,708
     Proceeds from shares issued
       in connection with acquisition                    --            --            --            --            --      118,155
     Proceeds from shares exchanged
       from Class B                                   2,150            --         3,065            --            --           --
     Dividends reinvested                             1,083         2,135           516           583         5,671        4,149
     Cost of shares redeemed                        (19,310)      (21,366)       (5,287)       (7,631)      (59,758)     (39,078)
     Cost of shares exchanged to Class A             (2,150)           --        (3,065)           --            --           --

Change in net assets from
  capital transactions                               (3,529)       (6,460)       (1,255)       (2,955)      (31,594)     123,934

Change in net assets                                 (2,307)       (9,752)       (1,022)       (4,152)      (26,448)     114,738

Net Assets:
     Beginning of period                             39,932        49,684        17,358        21,510       197,442       82,704

     End of period                                 $ 37,625      $ 39,932       $16,336       $17,358      $170,994     $197,442

Share Transactions:
     Issued                                           1,435         1,205           292           324         2,001        3,513
     Issued in connection with acquisition               --            --            --            --            --       10,429
     Issued in connection with exchange
       from Class B                                     214            --           258            --            --           --
     Reinvested                                         106           202            43            47           508          362
     Redeemed                                        (1,889)       (2,034)         (440)         (603)       (5,351)      (3,387)
     Redeemed in connection with exchange
       to Class A                                      (214)           --          (258)           --            --           --

Change in shares                                       (348)         (627)         (105)         (232)       (2,842)      10,917


                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                    National Municipal Bond Fund

                                                              Class A Shares                                   Class G Shares

                                                                                                               December 17,
                                     Year           Year           Year          Year           Year           1999
                                     Ended          Ended          Ended         Ended          Ended          through
                                     October 31,    October 31,    October 31,   October 31,    October 31,    October 31,
                                     2000           1999           1998          1997           1996           2000<F5>

Net Asset Value,
  Beginning of Period                $ 10.17        $ 10.92        $ 10.51       $ 10.16        $ 10.06        $10.13

Investment Activities
     Net investment income              0.40           0.41           0.43          0.45           0.44          0.32
     Net realized and
       unrealized gains
       (losses) from investments        0.40          (0.51)          0.41          0.35           0.13          0.40

         Total from Investment
           Activities                   0.80          (0.10)          0.84          0.80           0.57          0.72

Distributions
     Net investment income             (0.40)         (0.41)         (0.43)        (0.45)         (0.44)        (0.33)
     Net realized gains                (0.05)         (0.24)            --            --             --            --
     In excess of net
       realized gains                     --             --             --            --          (0.03)           --

         Total Distributions           (0.45)         (0.65)         (0.43)        (0.45)         (0.47)        (0.33)

Net Asset Value, End of Period       $ 10.52        $ 10.17        $ 10.92       $ 10.51        $ 10.16        $10.52

Total Return (excludes
  sales charges)                        8.07%         (0.99)%         8.15%         8.10%          5.83%         7.26%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $36,516        $37,579        $47,296       $47,705        $36,958        $1,109
Ratio of expenses to
  average net assets                    1.04%          0.86%          0.67%         0.36%          0.29%         1.48%<F3>
Ratio of net investment income
  to average net assets                 3.93%          3.80%          4.02%         4.43%          4.37%         3.42%<F3>
Ratio of expenses to
  average net assets<F1>                1.33%          1.24%          1.22%         1.27%          1.35%         4.85%<F3>
Ratio of net investment income
  to average net assets<F1>             3.64%          3.42%          3.47%         3.52%          3.31%         0.05%<F3>
Portfolio turnover<F4>                   270%           127%           152%          154%           143%          270%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Period from commencement of operations.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                      New York Tax-Free Fund

                                                                  Class A Shares                               Class G Shares

                                                                                                               December 21,
                                     Year           Year           Year          Year           Year           1999
                                     Ended          Ended          Ended         Ended          Ended          through
                                     October 31,    October 31,    October 31,   October 31,    October 31,    October 31,
                                     2000           1999           1998          1997           1996           2000<F5>

Net Asset Value,
  Beginning of Period                $ 11.99        $ 12.80        $ 12.68       $ 12.73        $ 12.85        $11.94

Investment Activities
     Net investment income              0.61           0.61           0.61          0.68           0.68          0.52
     Net realized and unrealized
       gains (losses) from
       investments                      0.19          (0.81)          0.14          0.03          (0.11)         0.20

         Total from Investment
           Activities                   0.80          (0.20)          0.75          0.71           0.57          0.72

Distributions
     Net investment income             (0.62)         (0.61)         (0.61)        (0.72)         (0.68)        (0.55)
     Net realized gains                   --             --          (0.02)        (0.04)         (0.01)           --

         Total Distributions           (0.62)         (0.61)         (0.63)        (0.76)         (0.69)        (0.55)

Net Asset Value, End of Period       $ 12.17        $ 11.99        $ 12.80       $ 12.68        $ 12.73        $12.11

Total Return (excludes
  sales charges)                        7.00%         (1.74)%         6.12%         5.77%          4.53%         6.16%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)      $14,082        $14,084        $18,073       $15,335        $13,754        $2,254
Ratio of expenses to
  average net assets                    0.98%          0.95%          0.94%         0.94%          0.93%         1.54%<F3>
Ratio of net investment income
  to average net assets                 5.08%          4.82%          4.85%         5.32%          5.25%         4.42%<F3>
Ratio of expenses to
  average net assets<F1>                1.60%          1.42%          1.35%         1.49%          1.58%         2.96%<F3>
Ratio of net investment income
  to average net assets<F1>             4.46%          4.35%          4.44%         4.77%          4.60%         3.00%<F3>
Portfolio turnover<F4>                    26%            28%            38%           11%            --            26%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Period from commencement of operations.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                     Ohio Municipal Bond Fund

                                                                    Class A                                   Class G
                                                                    Shares                                    Shares

                                                                                                                    March 26,
                                  Year          Year          Year          Year          Year         Year         1999
                                  Ended         Ended         Ended         Ended         Ended        Ended        Through
                                  October 31,   October 31,   October 31,   October 31,   October 31,  October 31,  October 31,
                                  2000          1999          1998          1997          1996         2000         1999<F4><F5>

   Net Asset Value,
     Beginning of Period          $ 11.11       $ 12.04       $ 11.72       $ 11.43       $ 11.32      $  11.09     $  11.79

Investment Activities
     Net investment income           0.51          0.49          0.51          0.53          0.54          0.51         0.28
     Net realized and
       unrealized gains
       (losses) from investments     0.34         (0.75)         0.42          0.29          0.11          0.34        (0.70)

         Total from
           Investment Activities     0.85         (0.26)         0.93          0.82          0.65          0.85        (0.42)

Distributions
     Net investment income          (0.51)        (0.49)        (0.51)        (0.53)        (0.54)        (0.51)       (0.28)
     Net realized gains                --         (0.10)        (0.10)           --            --            --           --
     In excess of net
       realized gains                  --         (0.08)           --            --            --            --           --

         Total Distributions        (0.51)        (0.67)        (0.61)        (0.53)        (0.54)        (0.51)       (0.28)

Net Asset Value, End of Period    $ 11.45       $ 11.11       $ 12.04       $ 11.72       $ 11.43      $  11.43     $  11.09

Total Return (excludes
  sales charges)                     7.84%        (2.29)%        8.18%         7.37%         5.87%         7.89%       (3.59)%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)   $64,414       $74,984       $82,704       $78,043       $73,463      $106,580     $122,458
Ratio of expenses to
  average net assets<F7>             0.94%         0.92%         0.91%         0.89%         0.89%         0.91%        0.90%<F3>
Ratio of net investment income
  to average net assets<F7>          4.52%         4.20%         4.31%         4.60%         4.72%         4.56%        4.18%<F3>
Ratio of expenses to
  average net assets<F1>             1.15%         1.14%         1.13%         0.99%         1.05%         1.13%        1.12%<F3>
Ratio of net investment income
  to average net assets<F1>          4.31%         3.98%         4.09%         4.50%         4.56%         4.34%        3.96%<F3>
Portfolio turnover<F6>                 69%          112%           95%           74%           81%           69%         112%


<F1> During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Period from commencement of operations.

<F5> Effective March 26, 1999, the Gradison Ohio Tax-Free Fund merged into the Victory Ohio Municipal Bond Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G shares of the fund at a maximum of .91% until at least April 1, 2001.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (3.4%)

Household Finance, 6.66%, 11/1/00.......  $ 13,941    $ 13,941

Total Commercial Paper (Cost $13,941)                   13,941

Common Stocks (57.7%)

Aerospace/Defense (1.3%):
Boeing Co...............................    40,000       2,713
United Technologies Corp................    40,000       2,792
                                                         5,505

Aluminum (0.6%):
Alcoa, Inc..............................    81,800       2,347

Automotive Parts (0.4%):
TRW, Inc................................    35,000       1,470

Banks (5.2%):
Bank of America Corp....................    87,090       4,186
First Union Corp........................    21,700         658
Mellon Financial Corp...................   158,000       7,623
Suntrust Banks, Inc.....................    90,000       4,393
Wells Fargo Co..........................   105,000       4,863
                                                        21,723

Chemical -- Specialty (0.4%):
Eastman Chemical .......................    15,000         643
Sigma-Aldrich (d).......................    31,000       1,108
                                                         1,751

Computers & Peripherals (2.7%):
Cisco Systems, Inc. (b) (d).............    69,000       3,717
Hewlett-Packard Co......................    69,600       3,232
International Business Machines Corp....    44,000       4,334
                                                        11,283

Cosmetics & Related (0.8%):
Avon Products (d).......................    65,200       3,162

Electrical Equipment (0.5%):
Emerson Electric Co. (d)................    28,200       2,071

Financial Services (5.7%):
Citigroup, Inc. (d).....................   118,333       6,227
Fannie Mae..............................    93,200       7,177
Franklin Resources, Inc. (d)............    82,000       3,513
Household International, Inc............    80,000       4,025
Morgan Stanley Dean Witter & Co.........    39,000       3,132
                                                        24,074

Food Processing & Packaging (1.2%):
Conagra, Inc. (d).......................    68,000       1,454
Sara Lee Corp...........................   161,000       3,471
                                                         4,925

Food Products (0.9%):
General Mills, Inc......................    91,000       3,799

Health Care (0.7%):
Medtronic, Inc..........................    55,000       2,987


                                                        Market
Security Description                        Shares       Value

Household Goods -- Appliances,
  Furnishings & Electronics (0.3%):
Newell Rubbermaid, Inc..................    54,600    $  1,048

Industrial Goods & Services (0.4%):
Parker Hannifin Corp. (d)...............    35,000       1,448

Insurance (2.4%):
American General Corp...................    29,000       2,335
Chubb Corp..............................    20,500       1,731
Lincoln National Corp...................    62,000       2,999
Protective Life Corp. (d)...............    15,000         347
Torchmark Corp. (d).....................    80,000       2,665
                                                        10,077

Insurance -- Multi-Line (2.1%):
Allstate Corp. (d)......................    82,884       3,336
American International Group, Inc.......    29,500       2,891
St Paul Companies, Inc..................    45,000       2,306
                                                         8,533

Internet Service Provider (0.1%):
America Online, Inc. (b)................    10,000         504

Machinery & Equipment (0.1%):
Deere & Co. (d).........................    15,000         552

Manufacturing -- Miscellaneous (3.1%):
General Electric Co.....................   138,900       7,613
Honeywell International, Inc. (d).......    67,400       3,627
Textron, Inc............................    28,800       1,453
                                                        12,693

Media (2.0%):
Time Warner, Inc. (d)...................    31,000       2,353
Viacom, Inc.............................   107,400       6,109
                                                         8,462

Medical Services -- Hospital Management
  & Nursing Homes (0.9%):
HCA -- The Healthcare Company...........    92,500       3,694

Oil & Gas Exploration,
  Production & Services (3.7%):
Anadarko Petroleum Corp. (d)............    25,000       1,601
Enron Corp..............................    55,200       4,530
Exxon Mobil Corp........................    73,895       6,590
Transocean Sedco Forex, Inc. (d)........    10,067         534
USX-Marathon Group, Inc.................    80,000       2,175
                                                        15,430

Oil-Integrated Companies (2.8%):
Amerada Hess Corp.......................    18,000       1,116
Chevron Corp............................    57,001       4,682
Texaco, Inc. (d)........................    66,000       3,898
Unocal Corp.............................    51,000       1,740
                                                        11,436

Oilfield Services & Equipment (1.4%):
Baker Hughes, Inc. (d)..................    54,600       1,877
Schlumberger Ltd. (d)...................    49,000       3,730
                                                         5,607

               See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Paper Products (0.3%):
International Paper Co. (d).............    35,000    $  1,282

Pharmaceuticals (4.6%):
Abbott Laboratories.....................    95,000       5,017
American Home Products Corp.............    53,800       3,416
Bristol-Myers Squibb Co.................    41,000       2,498
Pfizer, Inc.............................   164,600       7,109
Schering-Plough Corp. (d)...............    20,000       1,034
                                                        19,074

Pipelines (0.5%):
El Paso Energy Corp. (d)................    35,000       2,194

Retail (1.3%):
May Department Stores Co................    44,500       1,168
Target Corp.............................   148,600       4,105
                                                         5,273

Retail -- Drug Stores (0.2%):
Walgreen Co. (d)........................    20,200         922

Retail -- Specialty Stores (0.6%):
Autozone, Inc. (b) (d)..................    30,000         804
Lowe's Cos., Inc........................    33,000       1,508
                                                         2,312

Semiconductors (1.9%):
Intel Corp. (d).........................   115,600       5,182
LSI Logic Corp. (b) (d).................    80,000       2,630
                                                         7,812

Software & Computer Services (1.6%):
Electronic Data Systems.................    30,000       1,408
Microsoft Corp. (b).....................    63,000       4,339
Parametric Technology Corp. (b).........    60,000         739
                                                         6,486

Telecommunication Services (0.7%)
Verizon Communications (d)..............    48,310       2,793

Telecommunications --
  Equipment (1.8%):
Motorola, Inc...........................   169,000       4,214
Nortel Networks Corp....................    15,000         683
Tellabs, Inc. (b) (d)...................    52,000       2,597
                                                         7,494

Transportation (0.5%):
Union Pacific Corp. (d).................    44,000       2,063
Utilities -- Electric (1.0%):
Constellation Energy Group, Inc.........    25,000       1,042
Duke Energy Corp........................    35,000       3,026
                                                         4,068

Utilities -- Telecommunications (3.0%):
ALLTEL Corp. (d)........................    53,000       3,415
AT&T Corp...............................    78,177       1,813
SBC Communications, Inc.................    76,856       4,434
WorldCom, Inc. (b)......................   113,938       2,706
                                                        12,368

Total Common Stocks (Cost $170,371)                    238,722


                                                        Market
Security Description                        Shares       Value

Foreign Common Stocks (5.1%)

Australia (0.2%):
Airlines (0.0%):
Qantas Airways Ltd......................    11,900    $     24

Banks (0.0%):
National Australia Bank.................     1,600          22
Westpac Banking Corp....................    10,100          69
                                                            91

Beverages (0.0%):
Foster's Brewing Group Ltd..............    15,100          34

Entertainment (0.1%):
Aristocrat Leisure Ltd..................    38,700         121

Financial Services (0.0%):
Lend Lease Corp. Ltd....................     4,900          57

Media (0.1%):
News Corp. Ltd..........................     5,303          55
Publishing & Broadcasting Ltd...........     6,400          44
                                                            99

Mining (0.0%):
BHP Ltd.................................     4,100          40

Multimedia (0.0%):
News Corporation Ltd....................     4,104          37

Oil & Gas Exploration,
  Production & Services (0.0%):
Woodside Petroleum Ltd..................     6,300          46

Software & Computer
  Services (0.0%):
Securenet Ltd. (b)......................     2,700          12

Steel (0.0%):
OneSteel Ltd. (b).......................     1,025           0

Utilities -- Telecommunications (0.0%):
Telstra Corp. Ltd., ADR.................     3,729          62

Total Australia                                            623

Belgium (0.0%):
Pharmaceuticals (0.0%):
UCB SA..................................     1,960          70

Total Belgium                                               70

Brazil (0.1%):
Commercial Banking (0.0%):
Unibanco, ADR...........................     2,100          53

Food Distributors, Supermarkets
  & Wholesalers (0.0%):
Companhia Brasileira de Distribuicao

  Grupo Pao de Acucar, ADR..............     2,200          78

Textile Products (0.0%):
Far Eastern Textile Co. Ltd., GDR (c)...     4,000          33

Utilities -- Electric (0.0%):
CIA Paranaense De Energia-Copel.........     7,500          68

                See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Utilities --
  Telecommunications (0.1%):
Telecominicacoes de Sao Paulo SA, ADR...     1,000    $     14
Telecomunicacoes Brasileiras SA, ADR....     1,200          88
                                                           102

Total Brazil                                               334

Britain (0.9%):
Advertising (0.0%):
WPP Group PLC...........................    11,200         150

Banks (0.1%):
Barclays Bank PLC.......................     4,850         139
HSBC Holdings PLC.......................    10,814         155
Royal Bank of Scotland Group PLC........     2,400          54
Standard Chartered PLC..................     3,980          57
                                                           405

Food Products (0.0%):
Tesco PLC...............................    28,900         110

Gas & Electric Utility (0.0%):
Centrica................................    53,300         184

Household Products (0.0%):
Reckitt Benckiser PLC...................     5,000          66

Media (0.0%):
Pearson PLC.............................     7,327         197

Oil & Gas Exploration,
  Production & Services (0.2%):
BP Amoco PLC............................    58,469         497

Pharmaceuticals (0.2%):
Glaxo Wellcome PLC......................    10,233         295
Smithkline Beecham PLC..................    16,217         210
                                                           505

Retail (0.0%):
Dixons Group PLC........................    11,224          33

Software & Computer Services (0.0%):
Sema Group PLC..........................     8,000         101

Telecommunications (0.3%):
Vodafone AirTouch PLC...................   156,164         652

Telecommunications --
  Equipment (0.0%):
Marconi PLC (b).........................     5,440          69

Utilities -- Telecommunications (0.1%):
British Telecom PLC.....................    10,209         119
Cable & Wireless........................     7,010         100
                                                           219

Total Britain                                            3,188

Canada (0.3%):
Insurance (0.0%):
Sun Life Financial Services of
  Canada, Inc. (b)......................     4,400          90

Manufacturing -- Miscellaneous (0.2%):
Bombardier, Inc.........................    35,800         562


                                                        Market
Security Description                        Shares       Value

Oil & Gas Exploration,
  Production & Services (0.0%):
Suncor Energy, Inc......................     8,700     $   169

Telecommunications --
  Equipment (0.1%):
Nortel Networks Corp....................    11,004         498

Total Canada                                             1,319

Chile (0.0%):
Utilities -- Electric (0.0%):
Endesa (Chile), ADR.....................     3,000          32

Total Chile                                                 32

Denmark (0.0%):
Telecommunications (0.0%):
Tele Danmark, Series B..................     1,800          85

Total Denmark                                               85

Finland (0.1%):
Banks (0.0%):
Nordic Baltic Holding AB................    26,278         198

Telecommunications --
  Equipment (0.1%):
Nokia Oyj -- Class A....................     9,096         374

Total Finland                                              572

France (0.7%):
Automotive (0.0%):
Renault SA..............................     2,200         109

Commercial Services (0.1%):
Vivendi SA..............................     2,880         207

Computer Services (0.0%):
Cap Gemini SA...........................       879         140

Electronic & Electrical --
  General (0.0%):
Rexel SA................................       630          44
Schneider SA............................       530          34
                                                            78

Electronic Components --
  Instruments (0.0%):
Thomson Multimedia (b)..................     2,520         115

Food Distributors (0.0%):
Economiques du Casino
  Guichard Parrachon....................       960          84

Food Products (0.2%):
Carrefour Supermarche...................     3,220         216

Insurance (0.0%):
AXA.....................................       590          78

Oil & Gas Exploration,
  Production & Services (0.2%):
Coflexip Stena Offshore.................       310          36

Total Fina Elf SA.......................     2,434         349
                                                           385

Pharmaceuticals (0.0%):
Aventis SA..............................     1,770         128

                 See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Retail -- Department Stores (0.0%):
Pinault-Printemps-Redoute...............     1,100    $    196

Semiconductors (0.0%):
STMicroelectronics NV...................     3,890         196

Telecommunication Equipment (0.2%):
Alcatel SA..............................     5,570         339

Utilities -- Telecommunications (0.0%):
France Telecom SA.......................     1,480         155

Total France                                             2,426

Germany (0.3%):
Automotive (0.0%):
Volkswagen AG...........................     1,600          80

Banks (0.0%):
Deutsche Bank AG........................     1,200          99

Chemicals -- General (0.0%):
BASF AG.................................     1,230          48

Insurance (0.2%):
Allianz AG..............................       820         278
Muenchener Rueckversicherungs-AG
  (Registered)..........................       500         155
                                                           433

Manufacturing -- Miscellaneous (0.1%):
Siemens AG..............................     1,700         216

Manufacturing -- Diversified (0.0%):
Veba AG.................................     2,500         127

Software & Computer Services (0.0%):
SAP AG..................................     1,150         188

Telecommunications (0.0%):
Deutsche Telekom........................     2,630          95

Total Germany                                            1,286

Greece (0.0%):
Banks (0.0%):
Alpha Credit Bank.......................     1,000          37
National Bank of Greece SA..............     1,095          41
                                                            78

Utilities -- Telecommunications (0.0%):
Hellenic Telecommunication
  Organization SA.......................     1,876          33

Total Greece                                               111

Hong Kong (0.2%):
Banks (0.2%):
HSBC Holdings PLC.......................    15,438         215

Commercial Banking (0.0%):
Hang Seng Bank..........................     4,800          56

Financial Services (0.0%):
Guoco Group Ltd.........................    21,000          53
Hutchison Whampoa Ltd...................        11         136
                                                           189


                                                        Market
Security Description                        Shares       Value

Real Estate (0.0%):
Cheung Kong.............................     5,000    $     55
Sun Hung Kai Properties.................     9,000          75
                                                           130

Telecommunications (0.0%):
China Mobile (Hong Kong) Ltd. (b).......     9,000          58
China Unicom (b)........................     4,000           8
China Unicom, ADR (b)...................        15           0
Pacific Century Cyberworks (b)..........    37,457          29
                                                            95

Television (0.0%):
Television Broadcasts Ltd...............     4,000          22

Total Hong Kong                                            707

Hungary (0.0%):
Utilities -- Telecommunications (0.0%):
Matav Rt., ADR..........................     2,000          47

Total Hungary                                               47

India (0.0%):
Applications Software (0.0%)
Silverline Technologies Ltd., ADR (b)...     2,900          43

Total India                                                 43

Ireland (0.0%):
Building Materials (0.0%):
CRH PLC.................................     9,567         146

Total Ireland                                              146

Israel (0.0%):
Banks (0.0%):
Bank Leumi Le-Israel....................    17,000          33

Telecommunications (0.0%):
Hellenic Telecommunication, ADR.........     1,200          11

Total Israel                                                44

Italy (0.2%):
Banks (0.0%):
San Paolo-IMI SpA.......................     6,400         104

Insurance -- Multi-Line (0.1%):
Assicurazioni Generali..................     6,050         198

Oil & Gas Exploration,
  Production & Services (0.0%):
ENI SpA.................................    16,001          87

Telecommunications (0.1%):
TIM SpA.................................    20,700         176

Utilities -- Telecommunications (0.0%):
Telecom Italia SpA......................     9,100         105

Total Italy                                                670

Japan (1.2%):
Automotive (0.2%):
Nissan Motor Co. Ltd. (b)...............     9,000          62
Toyota Motor Corp.......................     7,800         311
                                                           373

                See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Banks (0.1%):
Bank of Tokyo-Mitsubishi Ltd............     9,000    $    108
Sakura Bank Ltd.........................     4,000          29
Sumitomo Bank Ltd.......................     7,000          85
                                                           222

Beverages (0.0%):
Kirin Brewery Co. Ltd...................    10,000         104

Building Materials (0.0%):
Asahi Glass Co. Ltd.....................     5,000          51

Chemicals -- General (0.0%):
Kaneka Corp.............................     9,000          87
Shin-Etsu Chemical Co...................     2,000          82
                                                           169

Computers & Peripherals (0.0%):
Fujitsu Ltd.............................     7,000         125

Cosmetics & Related (0.1%):
KAO Corp................................     9,000         270

Electronic & Electrical -- General (0.4%):
Canon, Inc..............................     3,000         119
Fanuc Ltd...............................     1,400         126
Furukawa Electric Co. Ltd...............     1,000          26
Matsushita Electric Industrial Co.......     3,000          87
Murata Manufacturing Co. Ltd............     1,000         120
NEC Corp................................     2,000          38
Ricoh Corp. Ltd.........................    10,000         154
Sanyo Electric Co. Ltd..................     9,000          68
Secom Co. Ltd...........................     1,500         107
Sony Corp...............................     1,700         136
TDK Corp................................       700          71
Toshiba Corp............................     8,000          57
                                                         1,109

Engineering (0.0%):
Nippon Comsys Corp......................     5,000          96

Financial Services (0.0%):
Daiwa Securities Group, Inc.............     4,000          44
Nomura Securities Co. Ltd...............     4,000          85
                                                           129

Health Care (0.0%):
Hoya Corp...............................     2,000         165

Machinery & Equipment (0.0%):
Daifuku Co. Ltd.........................     4,000          33
Makino Milling Machine Co...............    14,000          98
                                                           131

Machinery -- Electrical (0.0%):
SMC Corp................................       600          85

Paper and Forest Products (0.0%):
Hokuetsu Paper Mills Ltd................     6,000          42

Pharmaceuticals (0.2%):
Taisho Pharmaceutical Co. Ltd...........     3,000          86
Takeda Chemical Industries..............     3,000         198
Yamanouchi Pharmaceutical Co. Ltd.......     1,000          45
                                                           329


                                                        Market
Security Description                        Shares       Value

Railroads (0.0%):
East Japan Railway Co...................        11    $     63

Real Estate (0.0%):
Mitsui Fudosan..........................     4,000          48

Retail (0.0%):
Fast Retailing Co. Ltd..................       300          74

Retail -- Department Stores (0.0%):
Marui Co. Ltd...........................     4,000          59

Semiconductors (0.0%):
Rohm Co. Ltd............................       500         126

Telecommunications (0.1%):
NTT Data Corp...........................         8          62
NTT Docomo, Inc.........................         7         173
                                                           235

Television (0.0%):
Fuji Television Network, Inc............         8          88
Tokyo Broadcasting System...............     1,000          39
                                                           127

Utilities -- Electric (0.0%):
Sumitomo Electric Industries Ltd........     4,000          74
Tokyo Electric Power Co.................     3,700          90
                                                           164

Utilities -- Telecommunications (0.1%):
Nippon Telegraph & Telephone Corp.......        29         264

Total Japan                                              4,560

Korea (0.0%):
Electronic Components/
  Instruments (0.0%):
Samsung Electronics, GDR (c)............       770          56

Telecommunications (0.0%):
Korea Telecom Corp., ADR................     1,000          37

Utilities -- Electric (0.0%)
Korea Electric Power Corp., ADR.........     2,600          32

Total Korea                                                125

Malaysia (0.0%):
Automotive (0.0%):
Oriental Holdings Berhad................    67,200          81

Total Malaysia                                              81

Mexico (0.1%):
Financial Services (0.1%):
Grupo Financiero Bancomer -- Class O (b)   161,000          98

Retail (0.0%):
Controladora Comercial Mexicana SA......    47,900          54

Telecommunications (0.0%):
Telefonos De Mexico SA, Series L........    28,000          76

Total Mexico                                               228

Netherlands (0.4%):
Banks (0.2%):
ING Groep NV............................     3,645         250

                 See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Chemicals -- General (0.0%):
Akzo Nobel..............................     3,100    $    141

Electronic Components/
  Instruments (0.0%):
Koninklijke Philips Electronics NV......     3,296         129

Financial Services (0.0%):
Fortis (NL) NV..........................     4,929         150

Food & Dairy Products (0.0%):
Numico NV...............................     1,670          78

Food Products (0.0%):
Unilever NV-CVA.........................     1,710          86

Food Retailer (0.0%):
Koninklijke Ahold NV....................     6,100         177

Insurance -- Multi-Line (0.0%):
Aegon NV................................     3,508         139

Oil & Gas Exploration,
  Production & Services (0.2%):
Royal Dutch Petroleum Co................     7,900         470

Publishing (0.0%):
VNU NV..................................     2,451         115

Total Netherlands                                        1,735

New Zealand (0.0%):
Airline Services (0.0%):
Auckland International Airport Ltd......    18,800          21

Oil & Gas Exploration,
  Production & Services (0.0%):
Fletcher Challenge Energy...............     7,400          24

Total New Zealand                                           45

Norway (0.0%):
Banks (0.0%):
Den Norske Bank.........................    10,400          45

Environmental Control (0.0%):
Tomra Systems ASA.......................     3,300         132

Total Norway                                               177

Poland (0.0%):
Manufacturing -- Miscellaneous (0.0%):
Polski Koncern Naftowy Orlen............     4,000          15

Total Poland                                                15

Russia (0.0%):
Oil & Gas Exploration,
  Production & Services (0.0%):
Lukoil-Holding, ADR.....................       300          16
OAO Gazprom, ADR........................     4,400          36

Total Russia                                                52

Singapore (0.0%):
Airlines (0.0%):
Singapore Airlines Ltd..................     6,000          60


                                                        Market
Security Description                        Shares       Value

Banks (0.0%):
DBS Group Holdings Ltd..................     2,000    $     24
Oversea-Chinese Banking Corp............     6,900          44
                                                            68

Total Singapore                                            128

South Africa (0.0%):
Banks (0.0%):
ABSA Group Ltd..........................    14,000          48

Computers & Peripherals (0.0%):
Datatec Ltd. (b)........................     5,400          34

Holding Companies -- Diversified (0.0%):
Remgro Ltd. (b).........................     5,800          35

Metals & Mining (0.0%):
Anglo American Platinum Corp............       800          30

Total South Africa                                         147

Spain (0.1%):
Banks (0.0%):
Banco Bilbao Vizcaya SA.................    10,110         134
Banco Santander Central Hispano SA......    10,520         102
                                                           236

Utilities -- Electric (0.0%):
Endesa SA...............................     4,600          75

Utilities -- Telecommunications (0.1%):
Telefonica SA (b).......................    11,262         215

Total Spain                                                526

Sweden (0.1%):
Insurance (0.0%):
Skandia Forsakrings AB..................     8,260         140

Telecommunication Equipment (0.1%):
Telefonaktiebolaget LM Ericsson.........    20,230         268

Total Sweden                                               408

Switzerland (0.2%):
Banks (0.0%):
Credit Suisse Group.....................       720         135

Commercial Services (0.0%):
Adecco SA...............................       130          90

Engineering Services (0.0%):
ABB Ltd.................................       680          60

Food Products (0.0%):
Nestle SA, (Registered).................        50         104

Insurance -- Multi-Line (0.0%):
Zurich Financial Services AG............        90          44

Pharmaceuticals (0.2%):
Novartis AG.............................       196         296
Roche Holding AG........................        17         155
                                                           451

Retail (0.0%):
Compagnie Financiere Richemont..........         0          56

Total Switzerland                                          940

                 See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Taiwan (0.0%):
Semiconductors (0.0%):
Taiwan Semiconductor Manufacturing
  Co. Ltd., ADR (b).....................     1,696    $     38

Total Taiwan                                                38

Turkey (0.0%):
Banks (0.0%):
Yapi ve Kredi Bankasi AS, GDR (b).......     2,078          18

Total Turkey                                                18

Total Foreign Common Stocks (Cost $19,054)              20,926

Preferred Stocks (0.0%)

Germany (0.0%):
Medical Services -- Hospital
  Management & Nursing Homes (0.0%):
Fresenius AG-Preferred..................       480         118

Total Preferred Stocks (Cost $90)                          118

Asset Backed Securities (2.0%)

American Express Credit Account
  Master Trust, Series 2000-5,
  Class A, 6.76*, 11/15/00**............  $    472         472
CIT Equipment Collateral,
  Series 2000-2, Class A4,
  6.93%, 7/20/11........................     1,325       1,308
Copelco Capital Funding Corp.,
  Series 2000-A, Class A3,
  7.12%, 8/18/03........................       740         744
Ford Credit Auto Owner Trust,
  Series 2000-F, Class A2,
  6.56%, 5/15/04........................     1,295       1,291
MBNA Master Credit Card Trust,
  Series 1998-D, Class A,
  5.80%, 12/15/05.......................     1,400       1,371
MBNA Master Credit Card Trust,
  Series 2000-A, Class C,
  7.90%, 7/16/07........................       545         553
MBNA Master Credit Card Trust,
  Series 2000-I Class A,
  6.90%, 1/15/08........................       906         911
Peco Energy Transition Trust,
  Series 2000-A, Class A2,
  7.30%, 9/1/04.........................       900         904
Residential Asset Securities Corp.,
  Series 1999-KS, Class A3,
  7.18%, 10/1/29........................       780         780

Total Asset Backed Securities (Cost $8,359)              8,334

Convertible Bonds (0.0%)

Banks (0.0%):
Mitsubishi Bank International
  Finance Bermuda, Convertible
  Subordinated Notes, 3.00%, 11/30/02,
  Callable 11/25/02 @ 121.6.............       114         118

Total Convertible Bonds (Cost $134)                        118


                                         Principal      Market
Security Description                        Amount       Value

Collateralized Mortgage Obligations (0.7%)

Federal Home Loan Mortgage Corp.
  REMIC, Series 2050, Class AB,
  6.25%, 9/15/23........................  $    872    $    858
Federal Home Loan Mortgage Corp.
  REMIC, Series 2163, Class B,
  6.00%, 6/15/27........................     1,179       1,125
LB Commericial Conduit Mortgage Trust,
  Series 1999-C1, Class A1,
  6.41%, 8/15/07........................       736         722

Total Collateralized Mortgage Obligations (Cost $2,706)  2,705

Corporate Bonds (10.1%)

Aerospace/Defense (0.6%):
Lockheed Martin Corp.,
  8.20%, 12/1/09 (d)....................       465         488
Raytheon Co., 6.75%, 8/15/07............     1,475       1,416
United Technology Corp.,
  7.50%, 9/15/29........................       595         585
                                                         2,489

Banks (0.8%):
Banc One Corp., 7.88%, 8/1/10...........     1,120       1,129
Bank of America Corp.,
  7.80%, 2/15/10........................     1,075       1,092
First Union Capital II,
  7.95%, 11/15/29.......................       345         309
SunTrust Banks, Inc.,
  7.75%, 5/1/10.........................       660         665
                                                         3,195

Beverages (0.1%):
J. Seagram & Sons, Inc.,
  6.25%, 12/15/01.......................       300         298

Chemicals (0.2%):
Dow Chemical Co.,
  7.00%, 8/15/05 (d)....................       645         647

Commercial Banking (0.3%):
Korea Development Bank,
  6.50%, 11/15/02.......................       535         521
Royal Bank of Scotland,
  9.12%, 3/31/49........................       645         675
                                                         1,196

Computer -- Peripherals (0.3%):
Sun Microsystems, Inc.,
  7.35%, 8/15/04........................       535         539
Sun Microsystems, Inc.,
  7.65%, 8/15/09 (d)....................       800         809
                                                         1,348

Consumer Products --
  Miscellaneous (0.2%):
Unilever Capital Corp.,
  7.13%, 11/1/10 (d)....................       865         855

Cosmetics/Toiletries (0.2%):
Avon Products, 7.15%, 11/15/09..........       745         715

                 See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Electronics and Electrical (0.2%):
Texas Instruments, Inc.,
  7.00%, 8/15/04........................  $    905    $    907

Financial Services (2.3%):
AT&T Capital Corp.,
  6.60%, 5/15/05........................       620         579
CITGroup, Inc.,
  7.38%, 3/15/03 (d)....................       650         652
Citigroup Capital II,
  7.75%, 12/1/36 (d)....................       320         288
DaimlerChrysler Financial
  Services North America LLC,
  5.69%, 11/15/01.......................     1,025       1,015
Ford Motor Credit Co.,
  7.24%, 2/15/04........................     1,045       1,050
General Electric Capital Corp.,
  7.50%, 6/5/03.........................       640         653
General Electric Capital Corp.,
  7.50%, 5/15/05 (d)....................       610         624
Heller Financial, Inc.,
  7.88%, 5/15/03 (d)....................       445         449
Household Finance Corp.,
  8.00%, 5/9/05 (d).....................     1,085       1,109
Merrill Lynch & Co.,
  7.18%, 2/11/03........................       120         120
Morgan Stanley Dean Witter,
  7.13%, 1/15/03 (d)....................       960         966
Morgan Stanley Dean Witter,
  7.75%, 6/15/05 (d)....................       335         342
UBS Preferred Funding Trust I,
  8.62%, 10/1/49,
  Callable 10/1/10 @ 100 (d)............     1,785       1,803
                                                         9,650

Industrial Goods & Services (0.1%):
Tyco International Group,
  6.88%, 9/5/02.........................       410         409

Insurance (0.7%):
Allstate Corp., 7.20%, 12/1/09..........       475         465
American General Finance,
  7.45%, 1/15/05........................       390         395
American General Finance,
  7.50%, 8/11/10 (d)....................       620         619
Aon Capital Trust A, 8.21%, 1/1/27 (d)..       695         635
Liberty Mutual Insurance,
  8.20%, 5/4/07.........................       780         776
                                                         2,890

Investment Companies (0.0%):
Barclays Bank NY, 7.40%, 12/15/09.......        50          50

Machinery/Equipment (0.1%):
Deere & Co., 6.55%, 10/1/28.............       530         444

Manufacturing / Diversified (0.2%):
Honeywell International, Inc.,
  6.88%, 10/3/05 (d)....................       975         975


                                         Principal      Market
Security Description                        Amount       Value

Media (0.5%):
Time Warner, Inc., 7.25%, 10/15/17......  $    500    $    470
Viacom, Inc., 7.75%, 6/1/05 (d).........       610         623
Viacom, Inc., 7.90%, 7/30/10 (d)........       790         805
                                                         1,898

Oil & Gas -- Exploration & Production (0.7%):
Amerada Hess Corp., 7.79%, 10/1/29......       725         727
Conoco, Inc., 6.95%, 4/15/29 (d)........       805         748
Enron Corp., 7.38%, 5/15/19.............       475         459
Pemex Finance Ltd., 9.03%, 2/15/11 (c)..       585         612
Union Pacific Resources Group,
  7.00%, 10/15/06 (d)...................       400         392
                                                         2,938

Oil Equipment & Services (0.1%):
Baker Hughes, Inc., 6.88%, 1/15/29......       615         563

Pipelines (0.6%):
Kinder Morgan Energy Partners LP,
  8.00%, 3/15/05........................     1,105       1,133
Kinder Morgan, Inc., 6.45%, 11/30/01....       500         496
Williams Cos., 6.63%, 11/15/04..........       805         788
                                                         2,417

Real Estate (0.2%):
Cabot Industrial Property LP,
  7.13%, 5/1/04.........................       325         319
EOP Operating LP, 8.38%, 3/15/06........       430         443
                                                           762

Retail (0.1%):
Target Corp., 7.80%, 8/15/10 (d)........       500         497

Retail -- Specialty Stores (0.2%):
Lowe's Cos., Inc., 8.25%, 6/1/10........       650         674

Telecommunications (0.1%):
Vodafone Airtouch PLC,
  7.75%, 2/15/10 (c) (d)................       540         550

Telecommunications Equipment (0.1%):
Marconi Corp. PLC, 8.38%, 9/15/30.......       525         500

Telecommunications -- Services &
  Equipment (0.3%):
Cox Communications, Inc.,
  6.88%, 6/15/05........................       335         329
Verizon Communications,
  6.84%, 4/15/18 (d)....................       980         895
                                                         1,224

Tobacco and Tobacco Products (0.1%):
R.J. Reynolds Tobacco,
  7.38%, 5/15/03........................       270         258

Utilities -- Electric (0.3%):
Duke Energy Corp., 7.38%, 3/1/10........       565         566
Korea Electric Power,
  6.34%, 12/1/03 (d)....................       820         780
                                                         1,346

               See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Principal      Market
Security Description                        Amount       Value

Utilities -- Telephone (0.5%):
Sprint Capital Corp,
  7.63%, 6/10/02........................  $    755    $    760
Telefonica Europe BV,
  8.25%, 9/15/30 (d)....................       675         694
WorldCom, Inc., 7.88%, 5/15/03 (d)......       695         707
                                                         2,161

Total Corporate Bonds (Cost $41,727)                    41,856

U.S. Treasury Securities (6.1%)

U. S. Treasury Strips (0.2%):
3.30%, 11/15/21 (d).....................     3,542       1,013

U.S. Treasury Bonds (2.3%):
10.63%, 8/15/15 (d).....................       949       1,375
7.50%, 11/15/16 (d).....................     1,010       1,163
8.75%, 8/15/20 (d)......................     1,883       2,475
8.00%, 11/15/21 (d).....................     1,262       1,561
7.13%, 2/15/23 (d)......................       570         648
6.13%, 8/15/29 (d)......................     1,300       1,346
6.25%, 5/15/30 (d)......................       836         890
                                                         9,458

U.S. Treasury Notes (3.6%):
5.88%, 10/31/01 (d).....................     2,216       2,206
6.38%, 8/15/02 (d)......................     3,133       3,152
5.75%, 4/30/03 (d)......................     1,930       1,922
5.88%, 11/15/04 (d).....................     1,694       1,695
6.75%, 5/15/05 (d)......................       513         532
7.00%, 7/15/06 (d)......................     1,670       1,760
6.62%, 5/15/07 (d)......................       919         957
5.75% 8/15/10 (d).......................     2,589       2,587
                                                        14,811

Total U.S. Treasury Securities (Cost $24,890)           25,282

U.S. Government Agencies (0.2%)

Business & Public Services (0.1%):
United Mexican States,
  9.88%, 2/1/10 (d).....................       335         348
U.S. Government Loan Trust (0.1%):
U.S. Government Loan Trust -- Israel,
  Series 1-B, 8.50%, 4/1/06.............       605         649

Total U.S. Government Agencies (Cost $1,031)               997


                                         Principal      Market
Security Description                        Amount       Value

U.S. Government Mortgage Backed (14.2%)

Federal Home Loan
  Mortgage Corp. (4.9%):
5.00%, 1/15/04 (d)......................  $  2,129    $  2,040
6.00%, 2/1/13-1/1/29....................     5,357       5,106
6.43%, 1/28/14..........................     1,020         930
6.50%, 5/1/26-7/1/29....................     5,094       4,913
6.63%, 9/15/09 (d)......................     1,068       1,060
6.75%, 3/15/31 (d)......................     1,098       1,099
7.00%, 10/1/28-11/1/30..................     3,426       3,363
7.50%, 4/1/28-11/1/29...................       977         976
8.00%, 1/1/29...........................       378         383
8.50%, 7/1/21-4/1/29....................       410         421
                                                        20,291

Federal National Mortgage
  Association (7.2%):
6.00%, 10/1/23-7/1/29...................     3,325       3,146
6.50%, 3/1/18-3/1/29....................     3,655       3,525
6.63%, 10/15/07 (d).....................     1,020       1,024
7.00%, 7/15/05-10/1/26 .................     3,839       3,815
7.13%, 6/15/10 (d)......................       925         954
7.25%, 1/15/10-5/15/30..................     3,443       3,587
7.50%, 3/1/27-1/1/30....................     2,595       2,592
8.00%, 6/1/12-3/1/30....................     4,554       4,618
8.50%, 11/1/17-1/1/30...................     2,060       2,104
9.50%, 10/1/21..........................       263         273
10.00%, 11/1/13.........................     1,503       1,593
10.50%, 11/1/13.........................       836         904
11.00%, 11/1/13.........................     1,216       1,317
                                                        29,452

Government National Mortgage
  Assoc. (2.1%):
6.50%, 7/15/28..........................       778         753
7.00%, 9/15/23-4/15/28..................     4,646       4,594
7.50%, 11/15/28-4/15/29.................       636         639
8.00%, 8/20/25-2/20/27..................       675         682
9.00%, 11/15/17.........................       799         826
9.50%, 7/15/09-7/15/25..................     1,297       1,348
                                                         8,842

Total U.S. Government Mortgage Backed
(Cost $58,514)                                          58,585

                See notes to financial statements.

Balanced Fund                                 October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Securities Purchased With Cash Collateral (20.3%)

Investment Companies (3.4%):
AIM Short Term Prime Obligations Fund...    34,310    $     34
AIM Liquid Assets Portfolio............. 5,379,186       5,379
Merrimac Cash Fund...................... 8,665,396       8,665
                                                        14,078

Time Deposits (1.2%):
PNC Bank, 6.56%, 11/1/00................$    2,600       2,600
National City Bank, 6.50%, 11/1/00......     2,600       2,600
                                                         5,200

Repurchase Agreements (15.7%):
First Union, 6.78%, 11/1/00
  (Collateralized by $13,293
  HRPT Properties, 8.88%, 8/1/10,
  Gables Realty, 6.80%, 3/15/05,
  market value $13,390).................    13,000      13,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $15,630
  various Corporate Bonds,
  5.75%-9.75%,
  4/15/04-9/15/48,
  market value $15,069).................    13,000      13,000
Lehman Brothers,
  6.78%, 11/1/00
  (Collateralized by 324,612 shares
  of various Equity Securities,
  market value $13,671).................    13,000       13,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $12,969
  various Corporate Bonds,
  0.00%-7.00%,
  3/15/02-12/14/18,
  market value $13,392).................    13,000      13,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00 (Collateralized
  by $14,792 Conoco Inc.,
  6.95%, 4/15/29, BHP
  Finance, 6.42%, 3/1/26,
  market value $13,833).................    13,000      13,000
                                                        65,000

Total Securities Purchased
  With Cash Collateral (Cost $84,278)                   84,278

Total Investments (Cost $425,095) (a) -- 119.8%        495,862

Other liabilities in excess of assets -- (19.8)%      (82,115)

TOTAL NET ASSETS -- 100.0%                            $413,747

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustment for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $189. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                          $ 82,744
    Unrealized depreciation                           (12,166)
    Net unrealized appreciation                      $ 70,578

(b) Non-income producing securities.

(c) 144a security which is restricted as to resale to institutional investors.

(d) All or a portion of this security was loaned as of October 31, 2000.

* Variable rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Investments is the rate in effect at October 31, 2000.

** Put and demand features exist allowing the Fund to require the repurchase of the investment within variable time periods less than one year.

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

At October 31, 2000, the Fund's open forward foreign currency contracts were as follows:

                                                  Unrealized
                  Delivery   Contract   Market   Appreciation/
Currency            Date      Value     Value    Depreciation

Short Contracts:
Euro               11/2/00     $ 1       $ 1          $0
Total Short
  Contracts                    $ 1       $ 1          $0

Long Contracts:
British Pound      11/3/00     $23       $23          $0
Total Long
  Contracts                    $23       $23          $0

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Convertible Securities Fund                   October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Convertible Bonds (61.2%)

Advertising (0.9%):
Getty Images, Inc.,
  Convertible Subordinated Notes,
  5.00%, 3/15/07,
  Callable 3/20/03 @ 102.86.............  $    500     $   363
Young & Rubicam, Inc.,
  Convertible Subordinated Notes,
  3.00%, 1/15/05,
  Callable 1/20/03 @ 101.2..............       500         501
                                                           864

Automotive Parts (0.8%):
Magna International, Inc.,
  Convertible Subordinated Notes,
  5.00%, 10/15/02,
  Continuously Callable @ 100...........       800         783
Biotechnology (5.1%):
Centocor, Inc.,
  Convertible Subordinated Notes,
  4.75%, 2/15/05,
  Callable 2/21/01 @ 102.71.............       800         997
Genzyme Corp.,
  Convertible Subordinated Notes,
  5.25%, 6/1/05,
  Callable 6/10/01 @ 102.63.............       750       1,434
Human Genome Sciences, Inc.,
  Convertible Subordinated Notes,
  3.75%, 3/15/07,
  Callable 3/21/03 @ 101.88.............       200         194
Human Genome Sciences, Inc.,
  Convertible Subordinated Notes,
  3.75%, 3/15/07,
  Callable 3/21/03 @ 101.88 (b).........       500         485
Inhale Therapeutic Systems, Inc.,
  Convertible Subordinated Notes,
  3.50%, 10/17/07 (b)...................       500         546
Invitrogen Corp.,
  Convertible Subordinated Notes,
  5.50%, 3/1/07,
  Callable 3/1/03 @ 103.14..............     1,100       1,239
                                                         4,895

Broadcasting & Publishing (1.7%):
Clear Channel Communications, Inc.,
  Convertible Subordinated Notes,
  1.50%, 12/1/02........................       850         804
Clear Channel Communications, Inc.,
  Convertible Subordinated Notes,
  2.63%, 4/1/03,
  Callable 4/1/01 @ 101.5...............       775         860
                                                         1,664

Broadcasting/Cable (1.1%):
Liberty Media Corp.,
  Convertible Subordinated Notes,
  4.00%, 11/15/29,
  Callable 11/15/03 @ 100...............       200         204


                                         Principal      Market
Security Description                        Amount       Value

Liberty Media Group,
  Convertible Subordinated Notes,
  4.00%, 11/15/29,
  Callable 11/15/03 @ 100 (b)...........  $    800      $  815
                                                         1,019

Commercial Services (0.9%):
CUC International, Inc.,
  Convertible Subordinated Notes,
  3.00%, 2/15/02,
  Callable 11/24/00 @ 101.2.............       900         831

Computers & Peripherals (0.9%):
Affiliated Computer Services, Inc.,
  Convertible Subordinated Notes,
  4.00%, 3/15/05,
  Callable 3/15/02 @ 101.71.............       330         463
Hewlett Packard Co.,
  Convertible Subordinated Notes,
  0.00%, 10/14/17,
  Callable 11/8/00 @ 58.48..............       550         387
                                                           850

Conglomerates (1.3%):
Ogden Corp.,
  Euro-dollar Convertible
  Subordinated Notes Debentures,
  6.00%, 6/1/02,
  Continuously Callable @ 100...........     1,500       1,290

Cosmetics & Toiletries (0.4%):
Avon Products, Inc.,
  Convertible Subordinated Notes,
  0.00%, 7/12/20,
  Callable 7/12/03 @ 53.17 (b)..........       745         382

Electronic & Electrical -- General (0.5%):
Celestica, Inc.,
  Convertible Subordinated Notes,
  0.00%, 8/1/20,
  Callable 8/1/05 @100..................     1,000         508

Electronic Components/
  Instruments (2.5%):
Cymer, Inc.,
  Convertible Subordinated Notes,
  3.50%, 8/6/04,
  Callable 2/6/01 @ 105.61..............       750         688
SCI Systems, Inc.,
  Convertible Subordinated Notes,
  3.00%, 3/15/07,
  Callable 3/20/03 @ 101.71.............     1,660       1,720
                                                         2,408

Insurance -- Property, Casualty,
  Health (0.6%):

American International Group, Inc.,
Convertible Subordinated Notes,
  0.50%, 5/15/07,
  Callable 5/15/03 @ 100................       500         571

                See notes to financial statements.

Convertible Securities Fund                   October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Internet Service Provider (1.5%):

Exodus Communications, Inc.,
  Convertible Subordinated Notes,
  4.75%, 7/15/08,
  Callable 1/15/04 @ 102.51.............  $  1,250     $ 1,425

Internet Services/Software (1.2%):
Akamai Technologies, Inc.,
  Convertible Subordinated Notes,
  5.50%, 7/1/07,
  Callable 7/3/03 @ 103.14 (b)..........       700         496
At Home Corp.,
  Convertible Subordinated Notes,
  4.75%, 12/15/06,
  Callable 12/20/02 @ 102.71............     1,000         618
                                                         1,114

Manufacturing -- Machinery (1.4%):
MascoTech, Inc.,
  Convertible Subordinated Notes,
  4.50%, 12/15/03,
  Callable 6/12/00 @ 101.5..............       255         165
Thermo Fibertek, Inc.,
  Convertible Subordinated Notes,
  4.50%, 7/15/04,
  Callable 11/27/00 @ 100 (b)...........     1,400       1,225
                                                         1,390

Medical Equipment & Supplies (0.3%):
Thermo Instruments System,
  Convertible Subordinated Notes,
  4.50%, 10/15/03,
  Callable 11/27/00 @ 100 (b)...........       350         326

Medical -- Hospital Services (1.4%):
Healthcare Management
  Associates, Inc.,
  Convertible Subordinated Notes,
  0.25%, 8/16/20,
  Callable 8/16/03 @ 100 (b)............       800         569
Medical Care International,
  Convertible Subordinated Notes,
  6.75%, 10/1/06,
  Callable 12/14/00 @ 100...............       800         748
                                                         1,317

Oil & Gas Exploration,
  Production & Services (3.7%):
Devon Energy Corp.,
  Convertible Subordinated Notes,
  4.90%, 8/15/08,
  Callable 11/24/00 @ 104...............     1,700       1,587
Devon Energy,
  Convertible Subordinated Notes,
  4.95%, 8/15/08,
  Callable 11/24/00 @ 104...............       300         282
Kerr-McGee Corp.,
  Convertible Subordinated Notes,
  5.25%, 2/15/10,
  Callable 2/15/05 @ 100................       675         827


                                         Principal      Market
Security Description                        Amount       Value

Kerr-McGee Corp.,
  Convertible Subordinated Notes,
  7.50%, 5/15/14,
  Continuously Callable @ 100...........  $    947     $   929
                                                         3,625

Oil-Integrated Companies (1.2%):
Texaco Capital,
  Convertible Subordinated Notes,
  3.50%, 8/5/04,
  Continuously Callable @ 100...........     1,250       1,187

Oilfield Services & Equipment (1.9%):
Diamond Offshore Drilling, Inc.,
  Convertible Subordinated Notes,
  3.75%, 2/15/07,
  Callable 2/22/01 @ 102.08.............     1,000       1,019
Seacor Holdings, Inc.,
  Convertible Subordinated Notes,
  5.38%, 11/15/06,
  Callable 11/24/99 @ 103.58............       800         812
                                                         1,831

Pharmaceuticals (4.6%):
Allergan, Inc.,
  Convertible Subordinated Notes,
  0.00%, 11/1/20,
  Callable 11/1/03 @ 65.55 (b)..........       580         371
Alpharma, Inc.,
  Convertible Subordinated Notes,
  3.00%, 6/1/06, (b)....................       200         263
Alpharma, Inc.,
  Convertible Subordinated Notes,
  3.00%, 6/1/06, (b)....................       500         658
Alza Corp.,
  Convertible Subordinated Notes,
  0.00%, 7/28/20,
  Callable 7/28/03 @ 60.28 (b)..........       250         166
Elan Finance Corp. Ltd.,
  Convertible Subordinated Notes,
  0.00%, 12/14/18,
  Callable 12/14/03 @ 61.66.............       500         384
Sepracor, Inc.,
  Convertible Subordinated Notes,
  7.00%, 12/15/05,
  Callable 12/20/01 @ 104...............       900       1,147
Teva Pharmaceutical Industries Ltd.,
  Convertible Subordinated Notes,
  1.50%, 10/15/05,
  Callable 10/15/03 @ 100.38 (b)........       850         844
Vertex Pharmaceuticals, Inc.,
  Convertible Subordinated Notes,
  5.00%, 9/19/07, (b)...................       500         603
                                                         4,436

                See notes to financial statements.

Convertible Securities Fund                   October 31, 2000
(Amounts in Thousands)

                                         Principal      Market
Security Description                        Amount       Value

Publishing (1.0%):
Scholastic Corp.,
  Convertible Subordinated Notes,
  5.00%, 8/15/05,
  Continuously Callable @ 100 (b).......  $    870     $   964

Real Estate (2.0%)
Avatar Holdings,
  Convertible Subordinated Notes,
  7.00%, 4/1/05,
  Callable 4/6/01 @ 104.................     1,250       1,091
EOP Operating LP,
  Covertible Subordinated Notes,
  7.25%, 11/15/08,
  Callable 11/15/04 @ 100 (b)...........       800         799
                                                         1,890

Real Estate Investment Trusts (1.3%):
HRPT Properties,
  Convertible Subordinated Notes,
  7.50%, 10/1/03,
  Continuously Callable @ 100...........       350         309
Macerich Co.,
  Convertible Subordinated Notes,
  7.25%, 12/15/02,
  Callable 6/15/02 @ 100................       500         435
Meditrust,
  Convertible Subordinated Notes,
  7.50%, 3/1/01.........................       500         478
                                                         1,222

Retail -- Specialty Stores (0.7%):
Loews Corporation,
  Convertible Subordinated Notes,
  3.13%, 9/15/07,
  Callable 9/15/02 @ 101.56.............       800         662

Semiconductors (8.5%):
Analog Devices, Inc.,
  Convertible Subordinated Notes,
  4.75%, 10/1/05,
  Callable 10/1/03 @ 101.9 (b)..........     1,400       1,315
Burr-Brown Corp.,
  Convertible Subordinated Notes,
  4.25%, 2/15/07,
  Callable 2/20/03 @ 102.43.............       760       1,060
Conexant Systems,
  Convertible Subordinated Notes,
  4.00%, 2/1/07.........................     1,000         604
Conexant Systems, Inc.,
  Convertible Subordinated Notes,
  4.00%, 2/1/07,
  Callable 2/6/03 @ 102.29 (b)..........       500         302
Cypress Semiconductor Corp.,
  Convertible Subordinated Notes,
  4.00%, 2/1/05,
  Callable 2/5/03 @ 101.................       900         959


                                         Principal      Market
Security Description                        Amount       Value

International Rectifier Corp.,
  Convertible Subordinated Notes,
  4.25%, 7/15/07,
  Callable 7/18/03 @ 102.43 (b).........  $    250      $  212
LSI Logic Corp.,
  Convertible Subordinated Notes,
  4.25%, 3/15/04,
  Callable 3/20/02 @ 101.70.............       400         850
LSI Logic Corp.,
  Convertible Subordinated Notes,
  4.00%, 2/15/05,
  Callable 2/20/03 @ 101.60.............       850         710
Solectron Corp.,
  Convertible Subordinated Notes,
  0.00%, 5/8/20,
  Callable 5/8/03 @ 62.86...............       600         435
Solectron Corp.,
  Convertible Subordinated Notes,
  0.00%, 5/8/20,
  Callable 5/8/03 @ 62.86...............     2,780       1,865
                                                         8,312

Software & Computer Services (6.7%):
Arbor Software,
  Convertible Subordinated Notes,
  4.50%, 3/15/05,
  Callable 3/20/01 @ 102.57.............       500         359
ASM Lithography Holding N. V.,
  Convertible Subordinated Notes,
  4.25%, 11/30/04,
  Callable 12/5/02 @ 101.7 (b)..........       500         505
Mercury Interactive Corp.,
  Convertible Subordinated Notes,
  4.75%, 7/1/07,
  Callable 7/1/03 @ 100 (b).............     1,000       1,161
NVIDIA Corp.,
  Convertible Subordinated Notes,
  4.75%, 10/15/07,
  Callable 10/20/03 @ 102.71............       250         228
Rational Software Corp.,
  Convertible Subordinated Notes,
  5.00%, 2/1/07,
  Callable 2/5/03 @ 102.86 (b)..........     1,000       1,822
Rational Software Corp.,
  Convertible Subordinated Notes,
  5.00%, 2/1/07,
  Callable 2/5/03 @ 102.86..............       200         365
Siebel Systems,
  Convertible Subordinated Notes,
  5.50%, 9/15/06,
  Callable 9/15/02 @ 103.14 (b).........       350       1,638
Siebel Systems,
  Convertible Subordinated Notes,
  5.50%, 9/15/06,
  Callable 9/15/02 @ 103.14.............       100         468


                See notes to financial statements.

Convertible Securities Fund                   October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Principal      Market
Security Description                        Amount       Value

Softkey International,
  Convertible Subordinated Notes,
  5.50%, 11/1/00........................  $     35     $    35
                                                         6,581

Telecommunications -- Satellite (1.1%):
EchoStar Communications Corp.,
  Convertible Subordinated Notes,
  4.88%, 1/1/07,
  Callable 1/1/03 @ 102.79..............       900       1,051

Telecommunications --
  Equipment (2.2%):
CommScope, Inc.
  Convertible Subordinated Notes,
  4.00%, 12/15/06,
  Callable 12/15/02 @ 102.29............       900         765
CommScope, Inc.,
  Convertible Subordinated Notes,
  4.00%, 12/15/06,
  Callable 12/15/02 @ 102.29 (b)........       600         510
Efficient Networks, Inc.,
  Convertible Subordinated Notes.,
  5.00%, 3/15/05,
  Callable 3/20/03 @ 101.25 (b).........     1,300         853
                                                         2,128
Telecommunications --
  Services & Equipment (1.5%):
Bell Atlantic Financial,
  Convertible Subordinated Notes,
  4.25%, 9/15/05,
  Callable 9/15/02 @ 104.24 (b).........       500         557
Nextel Communications,
  Convertible Subordinated Notes,
  5.25%, 1/15/10,
  Callable 1/18/03 @ 103.5..............       250         207
Nextel Communications, Inc.,
  Convertible Subordinated Notes,
  5.25%, 1/15/10,
  Callable 1/18/03 @ 103.5 (b)..........       800         662
                                                         1,426

Transportation Services (2.3%):
Offshore Logistics, Inc.,
  Convertible Subordinated Notes,
  6.00%, 12/15/03,
  Callable 6/12/00 @ 103.43.............     1,500       1,433
United Parcel Service, Inc.,
  Convertible Subordinated Notes,
  1.75%, 9/27/07,
  Callable 9/27/03 @ 100................       750         818
                                                         2,251

Total Convertible Bonds (Cost $56,139)                  59,203


                                                        Market
Security Description                        Shares       Value

Convertible Preferred Stock (35.7%)

Aerospace & Military Technology (0.6%):
Coltec Capital Trust....................    13,000     $   618

Banks (3.3%):
Bank United.............................    30,000       2,032
CNB Capital Trust I.....................    33,700       1,188
                                                         3,220

Building Materials (0.9%):
Texas Industries, Inc...................    34,500         858

Cosmetics & Toiletries (1.6%):
Estee Lauder Co.........................    18,000       1,539

Financial Services (0.8%):
Lehman Brothers Holdings................    17,500         731
Food Products (1.0%):
Suiza Capital Trust.....................    25,000         941

Household Goods -- Appliances,
  Furnishings & Electronics (0.7%):
Newell Financial Trust I................    20,000         640

Insurance (3.6%):
Metlife Capital Trust I.................    21,450       1,879
Philadelphia Consolidated
  Holding Corp..........................   162,000       1,579
                                                         3,458

Insurance -- Property, Casualty,
  Health (1.3%):
Ace Ltd.................................    15,500       1,252

Media (0.7%):
MediaOne Group, Inc.....................     7,100         660

Oil-Integrated Companies (2.1%):
Unocal Corp.............................    44,000       2,079

Oilfield Services & Equipment (1.9%):
EVI, Inc................................    43,000       1,876

Paper and Forest Products (1.1%):
International Paper Co..................    24,700       1,071

Paper/Forest Products (0.8%):
Georgia-Pacific Group...................    24,000         770

Pipelines (1.2%):
Western Gas Resources, Inc..............    34,200       1,201

Publishing (1.1%):
Tribune Co., 2.00%......................    10,000       1,112

Railroads (1.9%):
Union Pacific Capital...................     5,000         225
Union Pacific Capital (b)...............    35,000       1,575
                                                         1,800

Real Estate Investment Trusts (1.6%):
Equity Office, Series B.................    19,500         867
Simon Property Group, Inc., Series B....     9,500         653
                                                         1,520

                See notes to financial statements.

Convertible Securities Fund                   October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Restaurants (2.1%):
Wendys Financing I, Series A............    40,500     $ 1,985

Retail (0.6%):
K-Mart Financing........................    18,100         560

Steel (1.2%):
USX Capital Trust I.....................    35,000       1,155

Telecommunications (1.8%):
Broadwing, Inc..........................    28,000       1,362
Williams Communications (b).............    10,000         400
                                                         1,762

Utilities -- Electric (3.8%):
Calpine Capital III (b).................    31,000       1,697
El Paso Energy Capital Trust I..........    21,100       1,656
SEI Trust...............................     7,000         426
                                                         3,779

Total Convertible Preferred Stock (Cost $29,350)        34,587

Preferred Stocks (0.5%)

Diversified Finance (0.5%):
Harris Preferred Capital, Series A......    20,630         447

Total Preferred Stocks (Cost $3,054)                       447

Commercial Paper (1.1%)

Household Finance, 6.66%, 11/1/00.......  $  1,078       1,078

Total Commercial Paper (Cost $1,078)                     1,078

Total Investments (Cost $89,621) (a) -- 98.5%           95,315

Other assets in excess of liabilities -- 1.5%            1,423

TOTAL NET ASSETS -- 100.0%                             $96,738



(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $10,261
    Unrealized depreciation                            (4,567)
    Net unrealized appreciation                       $ 5,694

(b) 144a security which is restricted as to resale to institutional investors.

                See notes to financial statements.

THE VICTORY PORTFOLIOS     Schedules of Investments
Real Estate Investment Fund         October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Common Stocks (96.7%)

Real Estate Development (4.0%):
St. Joe Co..............................    14,000     $   283
TrizecHahn Corp.........................    18,100         270
                                                           553

Real Estate Investment Trusts (91.9%):
Apartments (31.0%):
Avalonbay Communities, Inc..............    18,366         844
BRE Properties, Inc.....................     5,000         158
Charles E. Smith Residential
  Realty, Inc...........................    16,000         704
Equity Residential Properties Trust.....    19,000         894
Gables Residential Trust................    20,000         510
Home Properties of NY, Inc..............    25,000         680
Post Properties, Inc....................    10,000         349
Summit Properties, Inc..................     7,500         180
                                                         4,319

Diversified (10.6%):
Cousins Properties, Inc.................    10,500         273
Security Capital Group, Inc.,
  Class B (b)...........................    25,000         477
Vornado Realty Trust....................    21,000         731
                                                         1,481

Hotels/Motels (2.1%):
Starwood Hotels & Resorts
  Worldwide, Inc........................    10,000         296
Industrial Development (12.0%):
AMB Property Corp.......................    40,000         940
Cabot Industrial Trust..................    16,700         315
ProLogis Trust..........................    20,000         420
                                                         1,675

Office (36.2%):
AmeriVest Properties, Inc...............    73,500         312
Arden Realty, Inc.......................    21,000         504
Boston Properties, Inc..................    26,000       1,053
Brandywine Realty Trust.................    30,000         574
Equity Office Properties Trust..........    32,000         964
Mack-Cali Realty Corp...................    20,000         543
SL Green Realty Corp....................    10,000         268
Spieker Properties, Inc.................    15,000         831
                                                         5,049

Transportation (0.8%):
Florida East Coast Industries, Inc.,
  Class B...............................     3,234         110

Total Common Stocks (Cost $12,103)                      13,483


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Preferred Stocks (2.5%)

Apartment Investment &
  Management Co.........................    13,000     $   342

Total Preferred Stocks (Cost $336)                         342

Warrants (0.0%)

Real Estate Investment Trusts (0.0%):
Office (0.0%):
AmeriVest Properties, Inc...............    10,000           0

Total Warrants (Cost $0)                                     0

U.S. Government Agencies (2.7%)

Federal National Mortgage
  Association (2.7%)

  6.45%, 11/1/00........................   $   374         374

Total U.S. Government Agencies (Cost $374)                 374

Total Investments (Cost $12,813) (a) -- 101.9%          14,199

Liabilities in excess of other assets -- (1.9)%          (260)

TOTAL NET ASSETS -- 100.0%                             $13,939

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $144. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $1,743
    Unrealized depreciation                              (213)
    Net unrealized appreciation                        $1,530

(b) Non-income producing securities.

                See notes to financial statements.


                                         Statements of Assets and Liabilities
The Victory Portfolios                                       October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                                                Convertible      Real Estate
                                                                             Balanced           Securities       Investment
                                                                             Fund               Fund             Fund
ASSETS:
Investments, at value (Cost $360,095; $89,621 & $12,813)                     $430,862           $95,315          $14,199
Repurchase agreements, at cost                                                 65,000                --               --
Cash                                                                               --                20                1
Foreign currency (cost $4)                                                          4                --               --
Interest and dividends receivable                                               1,968               646               10
Receivable for capital shares issued                                               --                71               16
Receivable from brokers for investments sold                                    2,789             1,346               --
Reclaims receivable                                                                25                --               --
Receivable from affiliates                                                          5                 1                4
Unamortized organization costs                                                     --                --                6
Prepaid expenses and other assets                                                  17                12               11

         Total Assets                                                         500,670            97,411           14,247

LIABILITIES:
Payable for capital shares redeemed                                                12                 1               --
Payable to brokers for investments purchased                                    2,214               590              275
Payable for return of collateral received                                      84,278                --               --
Payable for organization costs                                                     --                --               17
Accrued expenses and other payables:
     Investment advisory fees                                                     273                61                7
     Administration fees                                                            9                 2               --
     Custodian fees                                                                24                 4                2
     Accounting fees                                                                1                --               --
     Transfer agent fees                                                           20                11                4
     Shareholder service fees -- Class A                                           84                --                1
     Other                                                                          8                 4                2

         Total Liabilities                                                     86,923               673              308

NET ASSETS:
Capital                                                                       316,154            80,238           14,633
Undistributed (distribution in excess of) net investment income                   (23)              156              217
Net unrealized appreciation/depreciation from investments                      70,304             5,694            1,386
Net unrealized appreciation/depreciation from translation of assets
  and liabilities in foreign currencies                                           460                --               --
Accumulated undistributed net realized gains (losses) from
  investment transactions and foreign currency transactions                    26,852            10,650           (2,297)

         Net Assets                                                          $413,747           $96,738          $13,939

Net Assets
     Class A                                                                 $412,606           $96,451          $13,864
     Class G                                                                    1,141               287               75

         Total                                                               $413,747           $96,738          $13,939

Outstanding units of beneficial interest (shares)
     Class A                                                                   28,507             6,752            1,206
     Class G                                                                       79                20                7

         Total                                                                 28,586             6,772            1,213

Net asset value
     Redemption price per share -- Class A                                   $  14.47           $ 14.29          $ 11.49
     Offering price per share -- Class G                                     $  14.49           $ 14.34          $ 11.49

Maximum sales charge -- Class A                                                  5.75%             5.75%            5.75%

Maximum offering price per share (100%/(100%-maximum sales
  Charge) of net asset value adjusted to nearest cent) -- Class A            $  15.35           $ 15.16          $ 12.19


                See notes to financial statements.


                                                     Statements of Operations
The Victory Portfolios                    For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                                                                  Real
                                                                                                  Convertible     Estate
                                                                                 Balanced         Securities      Investment
                                                                                 Fund             Fund            Fund
Investment Income:
Interest income                                                                  $ 11,379         $2,568          $  108
Dividend income                                                                     3,719          1,877             801
Securities lending                                                                    103             --              --
Foreign tax withholding                                                               (27)            --              --

     Total Income                                                                  15,174          4,445             909

Expenses:
Investment advisory fees                                                            3,450            634             118
Administration fees                                                                   591            127              22
Shareholder service fees -- Class A                                                 1,028            137              32
Shareholder service fees and 12b-1 fees -- Class B                                     55             --              --
12b-1 fees -- Class G                                                                   3             --              --
Accounting fees                                                                       154             49              41
Custodian fees                                                                        189             29              11
Legal and audit fees                                                                   43              9               3
Amortization of organization fees                                                      --             --               4
Trustees' fees and expenses                                                            10              2              --
Transfer agent fees                                                                   100             37              15
Registration and filing fees                                                           29             15              17
Printing fees                                                                          26             12               2
Other                                                                                  26              7               1

     Total Expenses                                                                 5,704          1,058             266

Expenses voluntarily reduced                                                         (107)            --             (52)

     Expenses before reimbursement from distributor                                 5,597          1,058             214
     Expenses reimbursed by distributor                                              (222)           (10)            (13)

     Net Expenses                                                                   5,375          1,048             201

Net Investment Income                                                               9,799          3,397             708

Realized/Unrealized Gains (Losses) from Investments
  and Foreign Currencies:
Net realized gains (losses) from investment transactions                           27,595         10,653            (468)
Net realized gains (losses) from foreign currency transactions                        (95)            --              --
Change in unrealized appreciation/depreciation from investments                   (10,488)         1,093           2,705
Change in unrealized appreciation/depreciation from translation of
  assets and liabilities in foreign currencies                                         (1)            --              --
Net realized/unrealized gains (losses) from investments and
  foreign currencies                                                               17,011         11,746           2,237
Change in net assets resulting from operations                                   $ 26,810        $15,143          $2,945


                See notes to financial statements.


The Victory Portfolios                     Statements of Changes in Net Assets
(Amounts in Thousands)


                                                  Balanced                 Convertible                   Real Estate
                                                  Fund                     Securities Fund               Investment Fund

                                         Year            Year          Year           Year           Year           Year
                                         Ended           Ended         Ended          Ended          Ended          Ended
                                         October 31,     October 31,   October 31,    October 31,    October 31,    October 31,
                                         2000            1999          2000           1999           2000           1999
From Investment Activities:
Operations:
     Net investment income               $   9,799       $  9,625      $  3,397       $  4,581       $   708        $   778
     Net realized gains
       (losses) from
       investment transactions              27,595         37,076        10,653          3,994          (468)        (1,371)
     Net realized gains
       (losses) from
       foreign currency transactions           (95)          (164)           --             --            --             --
     Net change in unrealized
       appreciation/depreciation
       from investments                    (10,488)         2,520         1,093          2,960         2,705            643
     Net change in unrealized
       appreciation/depreciation
       from translation of assets
       and liabilities in foreign
       currencies                               (1)            --            --             --            --             --

Change in net assets resulting
  from operations                           26,810         49,057        15,143         11,535         2,945             50

Distributions to Shareholders:
     From net investment income:

         Class A                           (10,075)        (9,181)       (3,599)        (4,990)         (530)          (783)
         Class B                               (86)           (97)           --             --            --             --
         Class G                               (12)            --            (3)            --            (1)            --
     In excess of net
       investment income:
         Class A                              (159)            --            --             --            --             --
         Class B                                (1)            --            --             --            --             --
         Class G                                --<F1>         --            --             --            --             --
     From net realized gains from
       investment transactions and
       foreign currencies                  (37,231)       (26,725)       (3,867)          (212)           --             --

Change in net assets from
  distributions to shareholders            (47,564)       (36,003)       (7,469)        (5,202)         (531)          (783)

Capital Transactions:
     Proceeds from shares issued            97,717         59,910        39,119         21,933         4,207          5,022
     Proceeds from shares exchanged
       from Class B                         10,624             --            --             --            --             --
     Dividends reinvested                   41,639         32,955         5,152          3,658           221            285
     Cost of shares redeemed              (138,528)       (97,329)      (34,862)       (60,338)       (7,108)        (6,993)
     Cost of shares exchanged
       to Class A                          (10,624)            --            --             --            --             --

Change in net assets from
  capital transactions                         828         (4,464)        9,409        (34,747)       (2,680)        (1,686)

Change in net assets                       (19,926)         8,590        17,083        (28,414)         (266)        (2,419)

Net Assets:
     Beginning of period                   433,673        425,083        79,655        108,069        14,205         16,624

     End of period                       $ 413,747       $433,673      $ 96,738       $ 79,655       $13,939        $14,205

Share Transactions:
     Issued                                  6,794          4,001         2,822          1,691           395            489
     Issued in connection
       with exchange
       from Class B                            762             --            --             --            --             --
     Reinvested                              2,945          2,247           394            287            21             28
     Redeemed                               (9,874)        (6,498)       (2,578)        (4,686)         (668)          (683)
     Redeemed in connection
       with exchange
       to Class A                             (762)            --            --             --            --             --

Change in shares                              (135)          (250)          638         (2,708)         (252)          (166)


<F1>  Rounds to less than $1,000.



                See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                               Balanced Fund

                                                                      Class A Shares                               Class G Shares

                                                                                                                   December 15,
                                         Year           Year           Year          Year           Year           1999
                                         Ended          Ended          Ended         Ended          Ended          through
                                         October 31,    October 31,    October 31,   October 31,    October 31,    October 31,
                                         2000           1999           1998          1997           1996           2000<F6>
Net Asset Value,
  Beginning of Period                    $  15.10       $  14.67       $  13.87      $  12.33       $  11.01       $13.92

Investment Activities
     Net investment income                   0.33           0.32           0.37          0.36           0.36         0.30
     Net realized and
       unrealized gains
       (losses) from investments
       and foreign currencies                0.62           1.34           1.54          1.90           1.39         0.57

         Total from
           Investment Activities             0.95           1.66           1.91          2.26           1.75         0.87

Distributions
     Net investment income                  (0.34)         (0.31)         (0.37)        (0.35)         (0.36)       (0.30)
     In excess of net
       investment income                    (0.01)            --             --            --             --           --<F4>
     Net realized gains                     (1.23)         (0.92)         (0.74)        (0.37)         (0.07)          --

         Total Distributions                (1.58)         (1.23)         (1.11)        (0.72)         (0.43)       (0.30)

Net Asset Value, End of Period           $  14.47       $  15.10       $  14.67      $  13.87       $  12.33       $14.49

Total Return
  (excludes sales charges)                   6.74%         11.73%         14.55%        19.02%         16.27%        6.32%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)          $412,606       $422,586       $418,807      $342,933       $273,553       $1,141
Ratio of expenses to
  average net assets <F7>                    1.27%          1.27%          1.27%         1.25%          1.27%        1.57%<F3>
Ratio of net investment income
  to average net assets <F7>                 2.36%          2.13%          2.54%         2.69%          3.14%        2.04%<F3>
Ratio of expenses to
  average net assets<F1>                     1.35%          1.50%          1.50%         1.36%          1.43%        3.95%<F3>
Ratio of net investment income
  to average net assets<F1>                  2.28%          1.90%          2.31%         2.58%          2.98%       (0.34)%<F3>
Portfolio turnover <F5>                       140%           177%           231%          109%            80%         140%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and /or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Less than $0.01 per share.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Period from commencement of operations.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G shares of the fund at a maximum of 1.55% until at least February 28, 2001.



                See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                 Convertible Securities Fund

                                                                                                                    Class G
                                                                   Class A Shares                                   Shares

                                                            Eleven                                                  December 21,
                                   Year         Year        Months                                                  1999
                                   Ended        Ended       Ended                     Year Ended                    through
                                   October 31,  October 31, October 31,              November 30,                   October 31,
                                   2000         1999        1998<F2>       1997          1996         1995          2000<F5>
Net Asset Value,
  Beginning of Period              $ 12.99      $ 12.22     $  14.33       $  13.55      $ 12.16      $ 11.05       $12.56

Investment Activities
     Net investment income            0.54         0.67         0.58           0.62         0.65         0.60         0.54
     Net realized and
       unrealized gains
       (losses) from
       investments                    1.97         0.83        (1.08)          1.43         1.68         1.50         1.82

         Total from
           Investment
           Activities                 2.51         1.50        (0.50)          2.05         2.33         2.10         2.36

Distributions
     Net investment income           (0.58)       (0.70)       (0.54)         (0.65)       (0.62)       (0.61)       (0.58)
     Net realized gains              (0.63)       (0.03)       (1.07)         (0.62)       (0.32)       (0.38)          --

         Total Distributions         (1.21)       (0.73)       (1.61)         (1.27)       (0.94)       (0.99)       (0.58)

Net Asset Value,
  End of Period                    $ 14.29      $ 12.99     $  12.22       $  14.33      $ 13.55      $ 12.16       $14.34

Total Return
  (excludes sales charges)           20.57%       12.46%       (3.69)%<F3>    16.26%       20.28%       20.43%       19.07%<F3>

Ratios/Supplementary Data:
Net Assets at end
  of period (000)                  $96,451      $79,655     $108,069       $104,982      $81,478      $68,212       $  287
Ratio of expenses to
  average net assets <F7>             1.24%        1.24%        1.20%<F4>      1.34%        1.31%        1.31%        1.55%<F4>
Ratio of net
  investment income
  to average net assets <F7>          4.01%        4.94%        4.60%<F4>      4.75%        5.17%        5.36%        3.18%<F4>
Ratio of expenses to
  average net assets<F1>              1.24%        <F6>         <F6>           <F6>         <F6>         <F6>        13.40%<F4>
Ratio of net
  investment income
  to average net assets<F1>           4.01%        <F6>         <F6>           <F6>         <F6>         <F6>        (8.67)%<F4>
Portfolio Turnover <F8>                 95%          73%          77%            77%          40%          52%          95%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 23, 1998, the SBSF Convertible Securities Fund became the Victory Convertible Securities Fund. Financial highlights prior to March 23, 1998 represent the SBSF Convertible Securities Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> Period from commencement of operations.

<F6> There were no voluntary fee reductions during the period.

<F7> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A and Class G shares of the fund at a maximum of 1.24% and 1.55%, respectively, until at least February 28, 2001.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                          Real Estate Investment Fund

                                                                                                               Class G
                                                                        Class A Shares                         Shares

                                                                                                               December 15,
                                                    Year          Year           Year            Period        1999
                                                    Ended         Ended          Ended           Ended         through
                                                    October 31,   October 31,    October 31,     October 31,   October 31,
                                                    2000          1999           1998            1997<F2>      2000<F3>
Net Asset Value, Beginning of Period                $  9.70       $ 10.19        $ 12.07         $10.00        $ 9.18

Investment Activities
     Net investment income                             0.57          0.52           0.50           0.23          0.46
     Net realized and unrealized gains
       (losses) from investments                       1.63         (0.50)         (1.90)          2.01          2.25

         Total from Investment Activities              2.20          0.02          (1.40)          2.24          2.71

Distributions
     Net investment income                            (0.41)        (0.51)         (0.44)         (0.17)        (0.40)
     Net realized gains                                  --            --          (0.04)            --            --

         Total Distributions                          (0.41)        (0.51)         (0.48)         (0.17)        (0.40)

Net Asset Value, End of Period                      $ 11.49       $  9.70        $ 10.19         $12.07        $11.49

Total Return (excludes sales charges)                 23.04%         0.03%        (11.91)%        22.42%<F4>    29.92%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                     $13,864       $14,205        $16,624         $4,376        $   75
Ratio of expenses to
  average net assets <F6>                              1.40%         1.16%          0.83%          0.00%<F5>     1.65%<F5>
Ratio of net investment income
  to average net assets <F6>                           4.92%         4.92%          4.95%          5.11%<F5>     4.40%<F5>
Ratio of expenses to
  average net assets<F1>                               1.77%         1.91%          1.95%          2.93%<F5>    31.78%<F5>
Ratio of net investment income
  to average net assets<F1>                            4.55%         4.17%          3.83%          2.18%<F5>   (25.73)%<F5>
Portfolio turnover <F7>                                  73%           62%            53%            21%           73%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> The Real Estate Investment Fund commenced operations on April 30, 1997.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> On December 15, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A and Class G shares of the fund at a maximum of 1.40% and 1.65%, respectively, until at least February 28, 2001.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued



                See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Value Fund                                    October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (0.9%)

Household Finance, 6.66%, 11/1/00.......  $  5,141    $  5,141

Total Commercial Paper (Cost $5,141)                     5,141

Common Stocks (99.1%)

Advertising (0.6%):
Interpublic Group of Cos., Inc. (c).....    73,900       3,173

Aerospace/Defense (5.0%):
Boeing Co...............................   104,300       7,073
Honeywell International, Inc............   222,340      11,964
United Technologies Corp................   134,400       9,383

                                                        28,420

Aluminum (0.8%):
Alcoa, Inc..............................   153,500       4,404

Banks (9.3%):
Bank of America Corp....................   216,674      10,414
First Union Corp........................   198,500       6,017
Mellon Financial Corp...................   327,400      15,797
SunTrust Banks, Inc.....................   212,900      10,392
Wells Fargo Co..........................   222,000      10,281

                                                        52,901

Brokerage Services (1.3%):
Morgan Stanley Dean Witter & Co. .......    93,400       7,501

Chemicals -- General (1.6%):
E.I. Du Pont de Nemours.................    81,800       3,712
Eastman Chemical Co.....................    54,901       2,354
Sigma-Aldrich Corp......................    76,401       2,731

                                                         8,797

Computers & Peripherals (5.4%):
Cisco Systems, Inc. (b) (c).............   158,100       8,518
Dell Computer Corp. (b).................   129,900       3,832
Electronic Data Systems Corp............    62,700       2,943
Hewlett-Packard Co......................   125,800       5,842
International Business Machines Corp....    95,200       9,377

                                                        30,512

Consumer Products (0.5%):
Newell Rubbermaid, Inc..................   152,500       2,926

Cosmetics & Toiletries (1.8%):
Avon Products, Inc. (c).................   149,900       7,270
Kimberly-Clark Corp.....................    47,500       3,135

                                                        10,405

Electrical Equipment (1.0%):
Emerson Electric Co.....................    77,600       5,699

Electronic & Electrical --
  General (2.4%):
General Electric Co.....................   243,300      13,336

Electronics (1.1%):
Johnson Controls, Inc. (c)..............    52,365       3,122
Parker-Hannifin Corp....................    74,800       3,095

                                                         6,217


                                                        Market
Security Description                        Shares       Value

Financial Services (7.6%):
Citigroup, Inc. (c).....................   268,866    $ 14,149
Fannie Mae (c)..........................   213,000      16,401
Household International, Inc............   249,600      12,558

                                                        43,108

Food Processing & Packaging (2.9%):
General Mills, Inc......................   193,600       8,083
Sara Lee Corp...........................   390,100       8,411

                                                        16,494

Forest Products --
  Lumber & Paper (1.3%):
Bowater, Inc............................    60,600       3,281
Mead Corp...............................    93,000       2,691
Westvaco Corp...........................    55,700       1,587

                                                         7,559

Health Care (2.3%):
HCA -- The Healthcare Co. (c)...........   162,100       6,474
Medtronic, Inc..........................   122,400       6,648

                                                        13,122

Heavy Machinery (0.5%):
Deere & Co..............................    73,700       2,713
Insurance -- Multi-Line (4.3%):
American General Corp. (c)..............    84,399       6,794
American International Group, Inc.......   121,300      11,888
Torchmark Corp..........................   167,000       5,563

                                                        24,245

Insurance -- Property,
  Casualty, Health (2.0%):
Chubb Corp..............................    65,900       5,564
St. Paul Cos., Inc......................   112,899       5,787

                                                        11,351

Manufacturing -- Diversified (0.5%):
Textron, Inc............................    61,400       3,097

Media (0.9%):
Viacom, Inc., Class B (b)...............    89,600       5,096

Newspapers (1.5%):
Gannett Co., Inc........................   147,948       8,581

Oil & Gas Exploration,
  Production & Services (2.3%):
Amerada Hess Corp.......................    39,501       2,449
Anadarko Petroleum Corp. (c)............    20,415       1,308
Enron Corp..............................    52,972       4,347
Transocean Sedco Forex, Inc. (c)........    89,018       4,718

                                                        12,822

Oil-Integrated Companies (6.6%):
Chevron Corp............................   123,250      10,122
Exxon Mobil Corp........................   114,589      10,219
Texaco, Inc.............................   127,810       7,549
Unocal Corp.............................   102,200       3,488
USX-Marathon Group, Inc.................   227,600       6,188

                                                        37,566

                      See notes to financial statements.

Value Fund                                    October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Oilfield Services & Equipment (1.1%):
Baker Hughes, Inc. (c)..................    45,350    $  1,559
Schlumberger Ltd........................    60,300       4,590

                                                         6,149

Pharmaceuticals (7.1%):
Abbott Laboratories.....................   180,300       9,522
American Home Products Corp.............   135,800       8,623
Bristol-Myers Squibb Co.................   102,700       6,258
Pfizer, Inc.............................   363,400      15,695

                                                        40,098

Pipelines (1.2%):
El Paso Energy Corp. (c)................   105,400       6,607

Railroads (0.8%):
Union Pacific Corp. (c).................    99,400       4,659

Restaurants (0.9%):
Wendy's International, Inc..............   223,350       4,858

Retail (1.7%):
Target Corp.............................   346,800       9,580

Retail -- Specialty Stores (1.8%):
AutoZone, Inc. (b) (c)..................   117,300       3,145
Lowe's Cos., Inc........................   156,500       7,150

                                                        10,295

Semiconductors (2.6%):
Intel Corp..............................   189,100       8,477
LSI Logic Corp. (b).....................   198,651       6,531

                                                        15,008

Software & Computer Services (3.6%):
America Online, Inc. (b)................    87,200       4,397
Compuware Corp. (b).....................   122,800         967
Microsoft Corp. (b).....................   168,600      11,613
Parametric Technology Corp. (b).........   268,749       3,309

                                                        20,286

Telecommunications -- Equipment (3.5%):
Avaya, Inc. (b).........................     4,150          56
Lucent Technologies, Inc................    82,600       1,926
Motorola, Inc...........................   402,699      10,042
Nortel Networks Corp., ADR (c)..........    48,400       2,202
Tellabs, Inc. (b).......................   114,000       5,693

                                                        19,919

Tobacco & Tobacco Products (0.8%):
Philip Morris Cos., Inc.................   128,850       4,719

Utilities -- Electric (2.7%):
Constellation Energy Group, Inc.........    67,499       2,814
Duke Energy Corp........................    81,400       7,036
Exelon Corp.............................    89,250       5,366

                                                        15,216

Utilities -- Telecommunications (7.8%):
Alltel Corp.............................   149,900       9,659
CenturyTel, Inc.........................   128,799       4,959
SBC Communications, Inc.................   204,637      11,804
Verizon Communications (c)..............   195,556      11,306
WorldCom, Inc. (b)......................   281,588       6,688

                                                        44,416

Total Common Stocks (Cost $418,246)                    561,855


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Securities Purchased With Cash Collateral(9.5%)

Investment Companies (2.3%):
AIM Short Term Prime Obligations Fund...    31,647    $     31
AIM Liquid Assets Portfolio............. 4,961,713       4,961
Merrimac Cash Fund...................... 7,992,885       7,993

                                                        12,985

Time Deposits (0.8%):
PNC Bank, 6.56%, 11/1/00................ $   2,398       2,398
National City Bank, 6.50%, 11/1/00......     2,398       2,398

                                                         4,796

Repurchase Agreements (6.4%):
First Union, 6.78%, 11/1/00
  (Collateralized by $6,510
  Mack-Cali Realty, 7.25%, 3/15/09,
  MBNA, 6.30%, 12/15/05,
  market value $6,180)..................     6,000       6,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $8,572
  various Corporate Bonds,
  5.15%-9.38, 8/27/01-2/15/26,
  market value $8,651)..................     6,000       6,000
Lehman Brothers, 6.78%, 11/1/00
  (Collateralized by 91,655 shares
  of various Equity Securities,
  market value $6,356)..................     6,000       6,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $7,465
  Delta Airlines, 6.65%, 3/15/04,
  Elan Finance, 0.00%, 12/14/18,
  market value $6,184)..................     6,000       6,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $6,430 First Union,
  7.05%, 8/1/05, market value $6,447)...     6,000       6,000
Prudential-Bache, 6.75%, 11/1/00
  (Collateralized by $6,180 Rabobank,
  6.58%, 10/24/01, market value $6,180).     6,000       6,000

                                                        36,000
Total Securities Purchased
With Cash Collateral (Cost $53,781)                     53,781

Total Investments (Cost $477,168) (a) -- 109.5%        620,777

Other liabilities in excess of assets -- (9.5)%       (53,743)

TOTAL NET ASSETS -- 100.0%                            $567,034

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $27. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $170,785
    Unrealized depreciation                            (27,203)
    Net unrealized appreciation                       $143,582

(b) Non-income producing securities.

(c) All or a portion of the security was loaned as of October 31, 2000.

ADR -- American Depository Receipts

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Established Value Fund                        October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (6.2%)

Household Finance, 6.66%, 11/1/00.......  $ 25,748    $ 25,748

Total Commercial Paper (Cost $25,748)                   25,748

Common Stocks (93.9%)

Aerospace/Defense (2.1%):
Boeing Co. (c)..........................   129,000       8,748

Airlines (1.7%):
Southwest Airlines Co. (c) .............   250,000       7,125

Apparel (0.9%):
Jones Apparel Group, Inc. (b)...........   135,000       3,755

Automotive Parts (1.1%):
Borg-Warner Automotive, Inc. (c)........   112,000       4,228
Dana Corp. (c)..........................     7,000         155
Eaton Corp..............................     2,000         136

                                                         4,519

Banks (0.8%):
FirstMerit Corp.........................    11,000         251
Provident Financial Group, Inc..........   105,000       3,176

                                                         3,427

Beverages (2.7%):
Coors (Adolph) Co. (c)..................   175,000      11,145

Brokerage Services (5.0%):
A. G. Edwards, Inc. (c).................   102,000       5,177
Donaldson, Lufkin & Jenrette, Inc.......    60,000       5,389
Morgan Stanley Dean Witter & Co. (c)....   125,000      10,038

                                                        20,604

Building Materials (1.6%):
Pulte Corp..............................   200,000       6,663

Chemicals -- General (1.3%):
Englehard Corp..........................   255,000       5,323
Ferro Corp..............................    10,000         205

                                                         5,528

Commercial Services (0.1%):
Convergys Corp. (b) (c).................     8,000         349

Computers & Peripherals (7.0%):
Computer Sciences Corp. (b) (c).........   100,000       6,300
Sun Microsystems, Inc. (b)..............   200,000      22,175

                                                        28,475

Computers -- Integrated Systems (0.1%):
Diebold, Inc............................    20,000         520

Conglomerates (0.1%):
Lancaster Colony Corp...................    10,000         236


                                                        Market
Security Description                        Shares       Value

Electronics (2.2%):
Johnson Controls, Inc. (c)..............   148,000    $  8,824
Parker-Hannifin Corp. (c)...............     2,529         105

                                                         8,929

Financial & Insurance (3.9%):
AMBAC Financial Group, Inc. (c) ........   110,000       8,779
PMI Group, Inc..........................   100,000       7,388

                                                        16,167

Financial Services (13.7%):
Citigroup, Inc. (c).....................   333,333      17,541
Household International, Inc............   300,000      15,093
Paine Webber Group, Inc.................   150,000      10,688
Providian Financial Corp. (c)...........   125,000      13,000

                                                        56,322

Food Distributors, Supermarkets
  & Wholesalers (0.7%):
SUPERVALU, Inc..........................   200,000       3,075

Forest Products --
  Lumber & Paper (0.0%):
Mead Corp. (c)..........................     5,000         145

Health Care (1.9%):
Wellpoint Health Networks (b)...........    68,000       7,952

Heavy Machinery (1.5%):
Ingersoll -- Rand Co. (c)...............   165,000       6,229

Insurance -- Multi-Line (6.8%):
Aegon NV................................   170,000       6,864
CIGNA Corp..............................    93,000      11,340
Hartford Financial Services Group, Inc..    84,000       6,253
Jefferson-Pilot Corp....................    50,000       3,438

                                                        27,895

Manufacturing -- Capital Goods (2.0%):
Illinois Tool Works, Inc. (c)...........   149,498       8,306

Manufacturing -- Diversified (1.5%):
Textron, Inc............................   125,000       6,305

Media (0.1%):
Scripps (E.W.) Co., Class A (c).........     8,000         468

Medical Supplies (3.1%):
Baxter International, Inc...............    85,000       6,987
Edwards Lifesciences International (b)..    17,000         228
Sybron International Corp. (b) (c)......     5,000       5,816

                                                        13,031

Oil & Gas Exploration,
  Production & Services (4.4%):
Coastal Corp............................   150,000      11,315
Occidental Petroleum Corp...............   150,000       2,981
Ultramar Diamond Shamrock Corp..........   150,000       3,938

                                                        18,234

                      See notes to financial statements.

Established Value Fund                        October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Oil-Integrated Companies (1.5%):
Chevron Corp............................    75,000    $  6,159
USX-Marathon Group, Inc.................    10,000         272

                                                         6,431

Pipelines (3.0%):
El Paso Energy Corp. (c)................   200,000      12,538

Real Estate Investment Trusts (1.0%):
Duke-Weeks Realty Corp..................   175,000       4,145

Restaurants (3.5%):
Brinker International, Inc. (b) (c).....   225,000       8,831
Wendy's International, Inc. (c).........   254,000       5,525

                                                        14,356

Retail (2.0%):
Target Corp.............................   300,000       8,288

Retail -- Specialty Stores (1.4%):
Limited, Inc. (c).......................     8,000         202
Lowe's Cos., Inc. (c)...................   125,000       5,711

                                                         5,913

Savings & Loans (1.5%):
Charter One Financial, Inc..............    18,023         413
Dime Bancorp, Inc.......................   240,000       5,865

                                                         6,278

Semiconductors (0.9%):
Lam Research Corp. (b)..................   200,000       3,875

Software & Computer Services (4.5%):
First Data Corp.........................   105,000       5,263
Fiserv, Inc. (b) (c)....................   150,000       7,865
Fortune Brands, Inc.....................   180,000       5,299
Reynolds & Reynolds Co., Class A........    10,000         179

                                                        18,606

Telecommunications (1.0%):
Telephone & Data Systems, Inc...........    40,000       4,220

Telecommunications --
  Equipment (0.9%):
Qualcomm, Inc. (b)......................    60,000       3,907

Tools & Hardware Manufacturing (1.1%):
Black & Decker Corp.....................   125,000       4,703

Utilities -- Electric (5.3%):
Duke Energy Corp. (c)...................   100,000       8,644
Energy East Corp........................   190,000       3,836
Exelon Corp.............................   160,000       9,619

                                                        22,099

Total Common Stocks (Cost $207,634)                    389,511


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Securities Purchased With Cash Collateral (9.3%)

Investment Companies (1.3%):
AIM Short Term Prime Obligations Fund...    13,261    $     13
AIM Liquid Assets Portfolio............. 2,079,160       2,079
Merrimac Cash Fund...................... 3,349,344       3,349

                                                         5,441

Time Deposits (0.5%):
PNC Bank, 6.56%, 11/1/00................ $   1,005       1,005
National City Bank, 6.50%, 11/1/00......     1,005       1,005

                                                         2,010

Repurchase Agreements (7.5%):
First Union, 6.78%, 11/1/00
  (Collateralized by $5,362
  Mack-Cali Realty, 7.25%, 3/15/09,
  Highwoods/Forsyth, 7.00%, 12/1/06,
  market value $5,150)..................     5,000       5,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $9,788
  various Corporate Bonds,
  6.25%-9.98%,
  6/21/04-2/15/47,
  market value $9,884)..................     7,000       7,000
Lehman Brothers, 6.78%, 11/1/00
  (Collateralized by 120,394 shares
  of various Equity Securities,
  market value $5,304)..................     5,000       5,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $8,235
  various Corporate Bonds,
  7.15%-9.12%,
  5/15/05-4/15/28,
  market value $7,215)..................     7,000       7,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $7,279
  Deutsche Telekom, 7.75%, 6/15/05,
  market value $7,420)..................     7,000       7,000

                                                        31,000
Total Securities Purchased
With Cash Collateral (Cost $38,451)                     38,451

Total Investments (Cost $271,833) (a) -- 109.4%        453,710

Liabilities in excess of other assets -- (9.4)%       (38,752)

TOTAL NET ASSETS -- 100.0%                            $414,958

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $183,119
    Unrealized depreciation                             (1,242)
    Net unrealized appreciation                       $181,877

(b) Non-income producing securities.

(c) All or a portion of the security was loaned as of October 31, 2000.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Diversified Stock Fund                        October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (0.3%)

Household Finance, 6.66%, 11/1/00.......  $  3,915    $  3,915

Total Commercial Paper (Cost $3,915)                     3,915

Common Stocks (99.7%)

Aerospace/Defense (5.1%):
Honeywell International, Inc............   675,000      36,323
Raytheon Co., Class B (c)...............   721,600      24,670

                                                        60,993

Aluminum (2.2%):
Alcoa, Inc..............................   919,032      26,365

Automotive Parts (2.4%):
Eaton Corp..............................   190,000      12,932
TRW, Inc................................   390,000      16,380

                                                        29,312

Banks (4.0%):
Bank of America Corp....................   400,000      19,225
Mellon Financial Corp...................   600,000      28,950

                                                        48,175

Biotechnology (1.4%):
Chiron Corp. (b) (c)....................   400,000      17,325

Computers & Peripherals (6.3%):
Cisco Systems, Inc. (b).................    50,000       2,694
Dell Computer Corp. (b) (c).............   475,000      14,013
International Business Machines Corp....   500,400      49,289
Unisys Corp. (b)........................   800,000      10,200

                                                        76,196

Cosmetics & Toiletries (2.8%):
Avon Products, Inc. (c).................   375,000      18,188
Kimberly-Clark Corp.....................   240,000      15,840

                                                        34,028

Electronics (2.6%):
Parker-Hannifin Corp....................   400,000      16,550
Thermo Electron Corp. (b)...............   495,000      14,355

                                                        30,905

Entertainment (0.5%):
Walt Disney Co. (c).....................   175,000       6,267

Financial Services (5.3%):
Citigroup, Inc. (c).....................   403,333      21,225
Franklin Resources, Inc. (c)............   315,000      13,495
MBNA Corp...............................   780,000      29,299

                                                        64,019

Food Processing & Packaging (1.4%):
Quaker Oats Co. (c).....................   212,300      17,316

Forest Products --
  Lumber & Paper (1.1%):
Bowater, Inc............................   251,800      13,629

Health Care (2.5%):
HCA -- The Healthcare Co. (c)...........   350,000      13,978
Medtronic, Inc..........................   300,000      16,294

                                                        30,272


                                                        Market
Security Description                        Shares       Value

Heavy Machinery (5.2%):
Caterpillar, Inc........................   725,000    $ 25,420
Deere & Co..............................   392,900      14,464
Ingersoll -- Rand Co. (c)...............   600,000      22,650

                                                        62,534

Insurance -- Multi-Line (8.1%):
American General Corp...................   255,000      20,528
American International Group, Inc. (c)..   264,444      25,915
Lincoln National Corp...................   125,000       6,047
MetLife, Inc. (b) (c)...................   995,000      27,486
Progressive Corp. (c)...................   170,400      16,742

                                                        96,718

Insurance -- Property, Casualty,
  Health (2.1%):
Chubb Corp..............................   145,000      12,243
St. Paul Cos., Inc. (c).................   250,000      12,813

                                                        25,056

Manufacturing -- Diversified (1.0%):
Textron, Inc............................   240,000      12,105

Medical Services (1.0%):
Tenet Healthcare Corp. (b)..............   304,800      11,982

Medical Supplies (1.2%):
Biomet, Inc.............................   401,450      14,527

Metals -- Fabrication (0.9%):
Kennametal, Inc. (c)....................   362,000      10,634

Oil & Gas Exploration,
  Production & Services (3.0%):
Enron Corp..............................    36,400       2,987
Noble Affiliates, Inc. (c)..............   446,500      16,381
Transocean Sedco Forex, Inc. (c)........   314,982      16,694

                                                        36,062

Oil-Integrated Companies (1.0%):
Unocal Corp.............................   190,000       6,484
USX-Marathon Group, Inc.................   220,000       5,981

                                                        12,465

Oilfield Services & Equipment (2.7%):
Halliburton Co. (c).....................   200,600       7,435
Schlumberger Ltd........................   324,000      24,664

                                                        32,099

Pharmaceuticals (7.3%):
Abbott Laboratories.....................   220,000      11,619
American Home Products Corp.............   140,000       8,890
Bristol-Myers Squibb Co.................   275,000      16,758
Cardinal Health, Inc. (c)...............   200,000      18,950
Smithkline Beecham PLC, ADR.............   485,000      31,615

                                                        87,832

Radio & Television (0.5%):
AT&T Corp. -- Liberty Media,
  Class A (b) (c)                          349,396       6,289

Retail (1.7%):
Target Corp.............................   750,000      20,719

Retail -- Specialty Stores (1.3%):
Lowe's Cos., Inc........................   338,500      15,465

                      See notes to financial statements.

Diversified Stock Fund                        October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Semiconductors (4.1%):
Intel Corp. (c).........................   540,000    $ 24,207
LSI Logic Corp. (b).....................   750,600      24,676

                                                        48,883

Software & Computer Services (10.3%):
America Online, Inc. (b)................   800,000      40,344
Microsoft Corp. (b).....................   661,200      45,539
Parametric Technology Corp. (b)......... 1,700,000      20,931
SunGard Data Systems, Inc. (b) (c)......   300,000      15,338

                                                       122,152

Telecommunications -- Equipment (6.1%):
General Motors, Class H (b) (c).........   140,000       4,536
Motorola, Inc. (c)...................... 2,250,000      56,109
Nortel Networks Corp., ADR..............   275,000      12,513

                                                        73,158

Utilities -- Electric (2.1%):
Duke Energy Corp. (c)...................   175,000      15,127
FPL Group, Inc. (c).....................   150,000       9,900

                                                        25,027

Utilities -- Telecommunications (2.5%):
AT&T Corp...............................   537,151      12,456
CenturyTel, Inc.........................   198,400       7,638
WorldCom, Inc. (b) (c)..................   399,206       9,481

                                                        29,575

Total Common Stocks (Cost $1,041,309)                1,198,084

Securities Purchased With Cash Collateral (15.3%)

Investment Companies (0.7%):
AIM Short Term Prime Obligations Fund...    21,241          21
AIM Liquid Assets Portfolio............. 3,330,177       3,330
Merrimac Cash Fund...................... 5,364,624       5,365

                                                         8,716

Time Deposits (0.3%):
PNC Bank, 6.56%, 11/1/00................ $   1,610       1,610
National City Bank, 6.50%, 11/1/00......     1,609       1,609

                                                         3,219

Repurchase Agreements (14.3%):
Deutsche Bank, 6.69%, 11/1/00
  (Collateralized by $20,480
  various Corporate Bonds,
  7.00%-8.20%, 10/15/04-6/15/28,
  market value $20,600).................    20,000      20,000
First Union, 6.78%, 11/1/00
  (Collateralized by $20,724
  HRPT Properties,
  8.63%, 10/1/10,
  Excel Realty Trust,
  6.88%, 10/15/04,
  market value $20,600).................    20,000      20,000


                                         Principal      Market
Security Description                        Amount       Value

Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $24,858
  Zurich Capital Trust,
  8.38%, 6/1/37,
  Royal & Sun Alliance,
  8.95%, 10/15/29,
  market value $24,619).................  $ 20,000  $   20,000
Lehman Brothers, 6.78%, 11/1/00
  (Collateralized by 739,745 shares
  of various Equity Securities,
  market value $17,884).................   17,000       17,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $36,767
  various Corporate Bonds,
  0.00%-10.13%, 6/1/03-7/1/23,
  market value $30,904).................    30,000      30,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $20,301
  Weyerhaeuser, 8.50%, 1/15/25,
  Lehman Brothers, 8.25%, 6/15/07
  market value $21,694).................    20,000      20,000
Prudential-Bache, 6.75%, 11/1/00
  (Collateralized by $20,570
  Rabobank, 6.58%, 10/24/01,
  Household Finance,
  5.30%, 6/17/05,
  market value $20,600).................    20,000      20,000
Salomon Smith Barney,
  6.71%, 11/1/00
  (Collateralized by $31,284
  various Corporate Bonds,
  6.60%-8.20%,
  3/15/07-6/30/31,
  market value $29,296).................    25,000      25,000

                                                       172,000

Total Securities Purchased
With Cash Collateral (Cost $183,935)                   183,935

Total Investments (Cost $1,229,159) (a) -- 115.3%    1,385,934

Other liabilities in excess of assets -- (15.3)%     (183,542)

TOTAL NET ASSETS -- 100.0%                          $1,202,392

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,644. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $235,692
    Unrealized depreciation                            (80,561)
    Net unrealized appreciation                       $155,131

(b) Non-income producing securities.

(c) All or a portion of this security was loaned as of October 31, 2000.

ADR -- American Depository Receipts

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Common Stocks (98.1%)

Advertising (0.2%):
Interpublic Group of Cos., Inc..........    21,193  $      910
Omnicom (d).............................    12,231       1,128

                                                         2,038

Aerospace/Defense (2.4%):
B.F. Goodrich Co........................     6,987         286
Boeing Co. (d)..........................    61,783       4,190
General Dynamics Corp...................    13,665         978
Honeywell International, Inc............   216,259      11,637
Lockheed Martin Corp....................    29,395       1,054
Northrop Grumman Corp...................     4,936         415
Raytheon Co., Class B (d)...............    23,413         800
United Technologies Corp................    32,238       2,251

                                                        21,611

Airlines (0.2%):
AMR Corp. (b)...........................    10,325         338
Delta Air Lines, Inc....................     8,434         399
Southwest Airlines Co...................    34,330         978
U.S. Airways Group, Inc. (b)............     4,617         174

                                                         1,889

Aluminum (0.3%):
Alcan Aluminum Ltd......................    23,061         728
Alcoa, Inc..............................    59,632       1,711

                                                         2,439

Apparel (0.0%):
Liz Claiborne, Inc. (d).................     3,667         156
Russell Corp............................     2,244          36
VF Corp. (d)............................     7,883         215

                                                           407

Apparel/Footwear (0.1%):
Nike, Inc., Class B (d).................    18,575         742
Reebok International Ltd. (b)...........     3,911          84

                                                           826

Automotive (0.7%):
Ford Motor Co...........................   130,349       3,405
General Motors Corp.....................    36,940       2,295
Navistar International Corp. (b)........     4,077         135
PACCAR, Inc.............................     5,269         222

                                                         6,057

Automotive Parts (0.2%):
Dana Corp...............................    10,279         228
Delphi Automotive Systems...............    38,557         604
Eaton Corp..............................     5,018         342
Genuine Parts Co........................    12,047         257
TRW, Inc. (d)...........................     8,546         359
Visteon Corp. (d).......................     9,006         159

                                                         1,949

Banks (5.0%):
AmSouth Bankcorp........................    25,939         362
Bank of America Corp....................   113,114       5,437
Bank of New York Co., Inc...............    50,834       2,926
Bank One Corp...........................    79,574       2,904
BB & T Corp.............................    27,537         878
Chase Manhattan Corp. (d)...............    90,112       4,100
Comerica, Inc...........................    10,775         650


                                                        Market
Security Description                        Shares       Value

Fifth Third Bancorp (d).................    32,020  $    1,645
First Union Corp. (d)...................    67,819       2,056
Firstar Corp............................    65,981       1,299
FleetBoston Financial Corp..............    62,139       2,361
Huntington Bancshares, Inc..............    17,306         249
J.P. Morgan & Co., Inc. (d).............    10,951       1,812
KeyCorp.................................    29,645         732
Mellon Financial Corp...................    33,615       1,622
National City Corp......................    41,822         894
Northern Trust Corp.....................    15,277       1,304
Old Kent Financial Corp.................     9,429         261
PNC Bank Corp...........................    19,899       1,331
Regions Financial Corp. (d).............    15,069         355
SouthTrust Corp.........................    11,584         375
State Street Corp.......................    11,098       1,384
Summit Bancorp..........................    11,976         449
SunTrust Banks, Inc.....................    20,527       1,002
Synovus Financial Corp..................    19,563         422
U.S. Bancorp............................    51,355       1,242
Union Planters Corp.....................     9,278         314
Wachovia Corp...........................    13,996         756
Wells Fargo Co. (d).....................   113,365       5,250

                                                        44,372

Beverages (2.3%):
Anheuser-Busch Cos., Inc. (d)...........    62,375       2,854
Brown-Forman Corp., Class B (d).........     4,727         288
Coca Cola Enterprises, Inc. (d).........    28,804         529
Coca-Cola Co. (d).......................   170,556      10,297
Coors (Adolph) Co. (d)..................     2,543         162
Pepsico, Inc. (d).......................    99,367       4,813
Seagram Co. Ltd.........................    30,055       1,717

                                                        20,660

Biotechnology (0.6%):
Amgen, Inc. (b) (d).....................    70,804       4,102
Biogen, Inc. (b)........................    10,189         613
MedImmune, Inc. (b).....................    14,448         945

                                                         5,660

Brokerage Services (1.7%):
Lehman Brothers Holdings, Inc. (d)......    16,718       1,078
Merrill Lynch & Co., Inc. (d)...........    55,314       3,872
Morgan Stanley Dean Witter & Co.........    77,473       6,223
Schwab (Charles) Corp. (d)..............    95,067       3,339
Stilwell Financial, Inc.................    15,463         693

                                                        15,205

Building Materials (0.1%):
Armstrong Holdings, Inc.................     2,788           8
Centex Corp.............................     4,051         150
Kaufman & Broad Home Corp...............     3,320          99
Masco Corp. (d).........................    31,475         587
Pulte Corp..............................     2,780          93
Vulcan Materials Co. (d)................     6,950         292

                                                         1,229

Chemicals -- General (0.9%):
Air Products & Chemicals, Inc...........    15,790         589
Ashland, Inc. (d).......................     4,816         158
Dow Chemical Co. (d)....................    46,701       1,431
E.I. Du Pont de Nemours.................    71,790       3,258
Eastman Chemical Co.....................     5,295         227
Englehard Corp..........................     8,797         184

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Great Lakes Chemical Corp. (d)..........     3,596  $      120
Hercules, Inc. (d)......................     7,395         135
PPG Industries, Inc.....................    11,977         534
Praxair, Inc............................    10,884         405
Rohm & Haas Co. (d).....................    14,912         448
Sigma-Aldrich Corp......................     5,550         198
Union Carbide Corp......................     9,289         399
W.R. Grace & Co. (b)....................     4,617          18

                                                         8,104

Commercial Services (0.4%):
Cendant Corp. (b).......................    50,005         600
Convergys Corp. (b).....................    10,599         462
Ecolab, Inc. (d)........................     8,816         345
Paychex, Inc............................    25,627       1,453
Quintiles Transnational Corp. (b).......     7,958         111
Moodys, Inc.............................    11,157         294

                                                         3,265

Computers & Peripherals (10.2%):
Adaptec, Inc. (b).......................     6,828         108
Apple Computer, Inc. (b)................    22,376         438
Cabletron Systems, Inc. (b).............    12,683         344
Ceridian Corp. (b)......................     9,995         250
Cisco Systems, Inc. (b) (d).............   488,647      26,325
Compaq Computer Corp....................   117,059       3,560
Computer Sciences Corp. (b).............    11,576         729
Dell Computer Corp. (b).................   178,143       5,255
Electronic Data Systems Corp. (d).......    32,121       1,508
EMC Corp. (b)...........................   150,137      13,372
Gateway, Inc. (b) (d)...................    22,188       1,145
Hewlett-Packard Co......................   137,336       6,378
International Business
  Machines Corp.........................   121,240      11,942
Lexmark International Group, Inc. (b)...     8,777         360
NCR Corp. (b) (d).......................     6,614         285
Network Appliance, Inc. (b).............    21,512       2,560
Seagate Technology, Inc. (b) (d)........    15,769       1,102
Palm, Inc. (b)..........................    38,902       2,084
Sun Microsystems, Inc. (b)..............   109,237      12,112
Unisys Corp. (b)........................    21,553         275

                                                        90,132

Conglomerates (0.0%):
Fortune Brands, Inc.....................    10,805         318

Construction (0.0%):
Fluor Corp. (d).........................     5,211         182

Consulting Services (0.0%):
Sapient Corp. (b) (d)...................     8,173         291

Consumer Products (1.1%):
American Greetings Corp., Class A.......     4,436          81
Clorox Co. (d)..........................    16,163         721
Colgate-Palmolive Co. (d)...............    39,550       2,324
Newell Rubbermaid, Inc. (d).............    18,356         352
Procter & Gamble Co. (d)................    90,059       6,434
Tupperware Corp.........................     3,982          68

                                                         9,980

Containers & Packaging (0.1%):
Ball Corp...............................     2,004          70
Bemis, Inc..............................     3,664          95
Crown Cork & Seal Co., Inc..............     8,673          79
Owens-Illinois, Inc. (b) (d)............    10,055          60


                                                        Market
Security Description                        Shares       Value

Pactiv Corp. (b)........................    11,669  $      123
Sealed Air Corp. (b) (d)................     5,772         277

                                                           704

Cosmetics & Toiletries (0.7%):
Alberto Culver Co. (d)..................     3,848         129
Avon Products, Inc. (d).................    16,349         793
Gillette Co. (d)........................    72,494       2,528
International Flavor & Fragance, Inc....     6,879         115
Kimberly-Clark Corp.....................    37,057       2,446

                                                         6,011

Distribution/Wholesale (0.1%):
Costco Wholesale Corp. (b) (d)..........    30,778       1,127

Electrical Equipment (0.3%):
Emerson Electric Co.....................    29,414       2,160
W.W. Grainger, Inc......................     6,467         207
Power-One, Inc. (b).....................     5,030         357

                                                         2,724

Electronic & Electrical --
  General (3.8%):
General Electric Co.....................   512,026      28,066
Texas Instruments, Inc..................   119,021       5,839

                                                        33,905

Electronics (1.6%):
American Power Conversion (b)...........    13,395         173
Analog Devices (b) (d)..................    24,461       1,590
JDS Uniphase Corp. (b) (d)..............    64,446       5,248
Johnson Controls, Inc...................     5,914         353
Millipore Corp..........................     3,188         167
Molex, Inc. (d).........................    13,508         729
Parker-Hannifin Corp....................     7,708         319
PE Corp.--PE Biosystems Group...........    14,344       1,678
PerkinElmer, Inc. (d)...................     3,396         406
Sanmina Corp. (b) (d)...................    10,425       1,192
Solectron Corp. (b) (d).................    41,418       1,823
Tektronix, Inc..........................     3,310         236
Thermo Electron Corp. (b)...............    11,941         346
Thomas & Betts Corp. (d)................     3,999          60

                                                        14,320

Entertainment (0.6%):
Brunswick Corp..........................     6,011         117
Walt Disney Co. (d).....................   143,543       5,140

                                                         5,257

Environmental Control (0.1%):
Allied Waste Industries, Inc. (b).......    13,550         125
Waste Management, Inc...................    42,802         856

                                                           981

Financial & Insurance (0.1%):
MBIA, Inc...............................     6,765         492

Financial Services (4.7%):
American Express Co. (d)................    91,711       5,503
Associates First Capital Corp...........    50,157       1,862
Bear Stearns Companies, Inc. (d)........     7,412         449
Capital One Financial Corp..............    13,514         853
CIT Group, Inc. (The) (d)...............    18,071         315
Citigroup, Inc..........................   309,774      16,303
Countrywide Credit Industries, Inc. (d).     7,862         294
Deluxe Corp.............................     4,980         112

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Equifax, Inc. (d).......................     9,734  $      336
Fannie Mae..............................    69,367       5,341
Federal Home Loan Mortgage Corp. (d)....    47,863       2,872
Franklin Resources, Inc. (d)............    16,770         718
H&R Block, Inc..........................     6,265         224
Household International, Inc............    32,525       1,636
MBNA Corp...............................    58,652       2,203
Paine Webber Group, Inc.................    10,175         725
Price (T. Rowe) Associates..............     8,353         391
Providian Financial Corp. (d)...........     9,832       1,023
USA Education, Inc. (d).................    10,688         597

                                                        41,757

Food Distributors, Supermarkets
  & Wholesalers (0.6%):
Albertsons, Inc.........................    29,140         690
Kroger Co. (b) (d)......................    56,869       1,283
Safeway, Inc. (b) (d)...................    34,230       1,872
SUPERVALU, Inc..........................     9,111         140
Sysco Corp. (d).........................    22,943       1,197
Winn-Dixie Stores, Inc. (d).............     9,697         187

                                                         5,369

Food Processing & Packaging (1.2%):
Archer-Daniels-Midland Co...............    43,537         479
Campbell Soup Co. (d)...................    28,997         848
ConAgra, Inc. (d).......................    36,706         785
General Mills, Inc......................    19,652         820
H.J. Heinz Co...........................    23,924       1,003
Hershey Foods Corp. (d).................     9,415         511
Kellogg Co..............................    27,932         709
Nabisco Group Holdings Corp.............    22,472         649
Quaker Oats Co. (d).....................     9,129         745
Ralston-Ralston Purina Group............    21,138         513
Sara Lee Corp. (d)......................    59,876       1,291
Unilever NV.............................    39,358       1,999
Wm. Wrigley Jr. Co. (d).................     7,826         620

                                                        10,972

Forest Products -- Lumber
  & Paper (0.4%):
Boise Cascade Corp. (d).................     3,948         113
Fort James Corp.........................    14,096         464
Georgia Pacific Corp. (d)...............    11,743         316
International Paper Co.(d)..............    33,289       1,219
Louisiana Pacific Corp..................     7,174          61
Mead Corp. (d)..........................     7,063         204
Potlatch Corp. (d)......................     1,956          66
Temple-Inland, Inc. (d).................     3,511         157
Westvaco Corp...........................     6,937         198
Weyerhauser Co..........................    15,163         712
Willamette Industries, Inc..............     7,520         273

                                                         3,783

Health Care (0.8%):
HCA -- The Healthcare Company...........    38,427       1,535
Humana, Inc. (b)........................    11,428         139
Manor Care, Inc. (b)....................     7,040         117
McKesson HBOC, Inc......................    19,563         549
Medtronic, Inc..........................    82,492       4,480
Wellpoint Health Networks (b)...........     4,321         505

                                                         7,325


                                                        Market
Security Description                        Shares       Value

Heavy Machinery (0.2%):
Caterpillar, Inc........................    23,806  $      835
Deere & Co..............................    16,145         594
Ingersoll--Rand Co. (d).................    11,094         419
McDermott International, Inc............     4,150          40

                                                         1,888

Hotels & Motels (0.1%):
Hilton Hotels Corp......................    25,374         241
Marriott International, Inc., Class A       16,530         670

                                                           911

Household Goods -- Appliances,
  Furnishings & Electronics (0.1%):
Leggett & Platt, Inc....................    13,536         221
Maytag Corp.............................     5,340         153
Whirlpool Corp..........................     4,911         214

                                                           588

Insurance -- Multi-Line (3.5%):
Aetna, Inc..............................     9,728         562
Aflac, Inc..............................    18,259       1,334
Allstate Corp...........................    50,558       2,035
American General Corp...................    17,391       1,400
American International Group, Inc. (d)..   159,325      15,614
Aon Corp. (d)...........................    17,559         728
CIGNA Corp..............................    10,852       1,323
Cincinnati Financial Corp...............    11,083         407
Conseco, Inc............................    22,399         155
Hartford Financial Services Group, Inc..    15,445       1,150
Jefferson-Pilot Corp....................     7,096         488
Lincoln National Corp...................    13,135         635
Loews Corp..............................     6,790         617
Marsh & McLennan Cos., Inc..............    18,683       2,443
MGIC Investment Corp. (d)...............     7,322         499
Progressive Corp. (d)...................     5,044         496
Safeco Corp.............................     8,788         213
Torchmark Corp..........................     8,782         293
UnumProvident Corp......................    16,571         468

                                                        30,860

Insurance -- Property, Casualty,
  Health (0.2%):
Chubb Corp..............................    12,033       1,016
St. Paul Cos., Inc. (d).................    15,380         788

                                                         1,804

Internet Service Provider (1.2%):
America Online, Inc. (b)................   158,986       8,017
Yahoo, Inc. (b) (d).....................    37,826       2,218

                                                        10,235

Leisure -- Recreation, Gaming (0.1%):
Carnival Corp. (d)......................    40,585       1,007
Harrah's Entertainment, Inc. (b)........     8,035         230

                                                         1,237

Machine -- Diversified (0.5%):
Applied Materials, Inc. (b) (d).........    55,854       2,968
Briggs & Stratton Corp..................     1,487          53
Cummins Engine, Inc.....................     2,863          97
Dover Corp..............................    13,984         593
Rockwell International Corp.............    12,745         501

                                                         4,212

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Manufacturing -- Capital Goods (0.2%):
Cooper Industries, Inc..................     6,419  $      246
Illinois Tool Works, Inc................    20,784       1,154

                                                         1,400

Manufacturing -- Miscellaneous (1.8%):
Corning, Inc. (d).......................    60,732       4,647
Crane Co................................     4,188         110
Danaher Corp. (d).......................     9,761         616
FMC Corp. (b) (d).......................     2,096         159
ITT Industries, Inc.....................     6,054         197
Minnesota Mining & Manufacturing Co.....    27,219       2,630
National Service Industries, Inc. (d)...     2,810          57
Pall Corp. (d)..........................     8,496         183
Textron, Inc............................     9,875         498
Tyco International Ltd..................   120,365       6,823

                                                        15,920

Media (1.5%):
Time Warner, Inc........................    91,129       6,917
Viacom, Inc., Class B (b)...............   104,431       5,940
Knight-Ridder, Inc. (d).................     5,209         262

                                                        13,119

Medical Services (0.2%):
Tenet Healthcare Corp. (b)..............    21,680         852
Unitedhealth Group, Inc. (d)............    11,064       1,210

                                                         2,062

Medical Supplies (0.5%):
Bausch & Lomb, Inc......................     3,663         141
Baxter International, Inc...............    20,119       1,653
Becton Dickinson & Co. (d)..............    17,436         584
Biomet, Inc.............................    12,229         443
Boston Scientific Corp. (b).............    27,985         446
C.R. Bard, Inc..........................     3,497         146
Guidant Corp. (b) (d)...................    21,131       1,119
St. Jude Medical, Inc. (b)..............     5,795         319

                                                         4,851

Medical -- Information Systems (0.1%):
IMS Health, Inc.........................    20,464         483

Metals-Fabrication (0.0%):
Timken Co...............................     4,171          59
Worthington Industries, Inc.............     5,906          56

                                                           115

Mining (0.1%):
Barrick Gold Corp.......................    27,250         364
Homestake Mining Co.....................    18,117          75
Newmont Mining Corp.....................    11,574         157

                                                           596

Primary Metal & Mineral
  Production (0.0%):
Placer Dome, Inc........................    22,551         183

Motorcycle (0.1%):
Harley-Davidson, Inc. (d)...............    20,834       1,004

Newspapers (0.3%)
Gannett Co., Inc........................    18,154       1,052
New York Times Co., Class A (d).........    11,498         423
Tribune Co. (d).........................    21,222         787

                                                         2,262


                                                        Market
Security Description                        Shares       Value

Office Equipment & Supplies
  (Non-Computer Related) (0.2%):
Avery Dennison Corp.....................     7,681  $      388
Office Depot, Inc. (b)..................    21,048         175
Pitney Bowes, Inc.......................    17,578         522
Staples, Inc. (b).......................    31,268         446
Xerox Corp..............................    45,911         387

                                                         1,918

Oil & Gas Exploration, Production
  & Services (1.2%):
Amerada Hess Corp.......................     6,204         385
Anadarko Petroleum Corp. (d)............    16,738       1,072
Apache Corp.............................     8,410         465
Burlington Resource, Inc. (d)...........    14,841         534
Coastal Corp............................    14,770       1,114
Devon Energy Corp. (d)..................     8,784         443
Enron Corp..............................    50,880       4,174
Kerr-McGee Corp. (d)....................     6,488         424
Nabors Industries, Inc. (b) (d).........     9,445         481
Occidental Petroleum Corp...............    25,400         505
Oneok, Inc..............................     2,018          80
Rowan Cos., Inc. (b)....................     6,493         164
Tosco Corp. (d).........................     9,954         285
Transocean Sedco Forex, Inc. (d)........    14,500         769

                                                        10,895

Oil-Integrated Companies (4.5%):
Chevron Corp............................    44,941       3,691
Conoco, Inc., Class B ..................    42,883       1,166
Exxon Mobil Corp. (d)...................   239,891      21,394
Phillips Petroleum Co...................    17,543       1,083
Royal Dutch Petroleum Co................   147,652       8,767
Sunoco, Inc.............................     5,997         180
Texaco, Inc.............................    37,959       2,242
Unocal Corp.............................    16,723         571
USX-Marathon Group, Inc.................    21,489         584

                                                        39,678

Oilfield Services & Equipment (0.6%):
Baker Hughes, Inc. (d)..................    22,771         783
Halliburton Co. (d).....................    30,678       1,137
Schlumberger Ltd. (d)...................    39,250       2,988

                                                         4,908

Paint, Varnishes, Enamels (0.0%):
Sherwin-Williams Co.....................    11,202         243

Pharmaceuticals (9.5%):
Abbott Laboratories.....................   106,725       5,636
Allergan, Inc...........................     9,045         760
Alza Corp., Class A (b) (d).............     7,955         644
American Home Products Corp.............    89,767       5,700
Bristol-Myers Squibb Co.................   135,328       8,247
Cardinal Health, Inc. (d)...............    19,135       1,813
Eli Lilly & Co. (d).....................    77,775       6,951
Johnson & Johnson, Inc..................    95,736       8,820
King Pharmaceuticals, Inc. (b) (d)......    11,780         528
Merck & Co., Inc. (d)...................   158,411      14,247
Pfizer, Inc. (d)........................   434,752      18,777
Pharmacia Corp. (d).....................    89,360       4,915
Schering-Plough Corp. (d)...............   100,873       5,214
Watson Pharmaceuticals, Inc. (b) (d)....     7,039         440

                                                        82,692

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Photography (0.1%):
Eastman Kodak Co........................    21,202  $      952
Polaroid Corp. (d)......................     3,098          31

                                                           983

Physical Therapy (0.0%):
Healthsouth Corp. (b)...................    26,554         319

Pipelines (0.3%):
El Paso Energy Corp. (d)................    15,991       1,002
Williams Cos., Inc......................    30,489       1,275

                                                         2,277

Primary Metal & Mineral
  Production (0.1%):
Freeport-McMoRan Copper
  & Gold, Inc., Class B (b).............    10,528          84
Inco Ltd. (b) (d).......................    12,513         193
Phelps Dodge Corp.......................     5,420         253

                                                           530

Publishing (0.2%):
Dow Jones & Co., Inc....................     6,018         354
Harcourt General, Inc...................     5,035         282
McGraw-Hill Cos., Inc...................    13,407         862
Meredith Corp...........................     3,497         111
R.R. Donnelley & Sons Co. (d)...........     8,394         180

                                                         1,789

Radio & Television (0.6%):
Clear Channel Communications,
  Inc. (b) (d)..........................    40,325       2,422
Comcast Corp.,
  Class A Special Shares (b)............    62,299       2,539

                                                         4,961

Railroads (0.3%):
Burlington Northern/Santa Fe, Inc.......    27,836         739
CSX Corp................................    15,063         381
Norfolk Southern Corp...................    26,399         373
Union Pacific Corp. (d).................    17,067         801

                                                         2,294

Restaurants (0.5%):
Darden Restaurants, Inc.................     8,414         189
McDonald's Corp.........................    90,942       2,819
Starbucks Corp. (b) (d).................    12,881         576
Tricon Global Restaurants (b)...........    10,044         301
Wendy's International, Inc..............     7,816         170

                                                         4,055

Retail (1.9%):
Best Buy Co., Inc. (b) (d)..............    14,237         715
Dollar General Corp.....................    22,629         351
K-Mart Corp. (b)........................    33,058         196
Target Corp.............................    62,661       1,731
Wal-Mart Stores, Inc. (d)...............   307,544      13,954

                                                        16,947

Retail -- Department Stores (0.4%):
Consolidated Stores Corp. (b)...........     7,669          91
Dillard's, Inc., Class A (d)............     6,444          68
Federated Department Stores,
  Inc. (b) (d)..........................    14,319         466
J.C. Penney Co., Inc....................    18,006         210
Kohls Corp. (b) (d).....................    22,700       1,230


                                                        Market
Security Description                        Shares       Value

May Department Stores Co................    20,380  $      535
Nordstrom, Inc..........................     8,967         147
Sears, Roebuck & Co. (d)................    23,608         702

                                                         3,449

Retail -- Drug Stores (0.5%):
CVS Corp. (d)...........................    26,900       1,424
Longs Drug Stores Corp..................     2,601          57
Walgreen Co. (d)........................    69,545       3,173

                                                         4,654

Retail -- Specialty Stores (1.5%):
AutoZone, Inc. (b) (d)..................     8,776         235
Bed Bath & Beyond, Inc. (b) (d).........    19,465         502
Circuit City Stores, Inc................    14,136         187
Gap, Inc. (d)...........................    58,536       1,512
Home Depot, Inc.........................   159,469       6,858
Limited, Inc. (d).......................    29,718         750
Lowe's Cos., Inc........................    26,351       1,204
Radioshack Corp.........................    12,788         762
Tiffany & Co. (d).......................     9,998         427
TJX Cos., Inc. (d)......................    20,142         549
Toys "R" Us, Inc. (b) (d)...............    14,350         247

                                                        13,233

Rubber & Rubber Products (0.0%):
Cooper Tire & Rubber Co.................     4,996          55
Goodyear Tire & Rubber Co. (d)..........    10,770         199

                                                           254

Savings & Loans (0.3%):
Charter One Financial, Inc..............    14,460         332
Golden West Financial Corp..............    10,878         610
Washington Mutual, Inc. (d).............    37,106       1,632

                                                         2,574

Semiconductors (3.9%):
Advanced Micro Devices, Inc. (b) (d)....    21,449         485
Altera Corp. (b) (d)....................    27,473       1,125
Broadcom Corp., Class A (b).............    15,290       3,400
Conexant Systems, Inc. (b)..............    15,688         413
Intel Corp..............................   462,315      20,724
KLA-Tencor Corp. (b)....................    12,807         433
Linear Technology Corp. (d).............    21,420       1,383
LSI Logic Corp. (b) (d).................    21,361         702
Maxim Integrated Products, Inc. (b).....    19,464       1,291
Micron Technology, Inc. (b).............    38,885       1,351
National Semiconductor Corp. (b)........    12,229         318
Novellus Systems (b) (d)................     9,026         370
Teradyne, Inc. (b) (d)..................    11,938         373
Xilinx, Inc. (b)........................    22,627       1,639

                                                        34,007

Software & Computer Services (6.1%):
Adobe Systems, Inc......................    16,490       1,254
Autodesk, Inc...........................     3,966          88
Automatic Data Processing, Inc..........    43,188       2,821
BMC Software, Inc. (b) (d)..............    16,995         345
Citrix Systems, Inc. (b)................    12,788         283
Computer Associates International, Inc..    40,693       1,297
Compuware Corp. (b).....................    25,125         198
First Data Corp.........................    27,917       1,399
Mercury Interactive Corp. (b) (d).......     5,500         611
Microsoft Corp. (b).....................   362,360      24,959

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Novell, Inc. (b)........................    22,364  $      201
Oracle Corp. (b) (d)....................   387,660      12,793
Parametric Technology Corp. (b).........    18,748         231
Peoplesoft, Inc. (b) (d)................    19,257         840
Siebel Systems, Inc. (b) (d)............    28,688       3,010
VERITAS Software Corp. (b) (d)..........    27,680       3,903

                                                        54,233

Steel (0.0%):
Allegheny Technologies, Inc.............     5,600         113
Bethlehem Steel Corp. (b)...............     9,111          26
Nucor Corp. (d).........................     5,587         195
USX-U.S. Steel Group, Inc...............     6,099          97

                                                           431

Telecommunications (1.1%):
Sprint Corp. (PCS Group) (b) (d)........    63,917       2,437
Global Crossing Ltd. (b) (d)............    60,631       1,432
Qwest Communications
  International (b) (d).................   114,360       5,561

                                                         9,430
Telecommunications -- Equipment (3.2%):
Agilent Technologies, Inc. (b) (d)......    31,194       1,445
ADC Telecommunications, Inc. (b)........    53,311       1,140
Andrew Corp. (b)........................     5,587         147
Avaya, Inc. (b).........................    19,162         257
Comverse Technology, Inc. (b) (d).......    10,743       1,201
Lucent Technologies, Inc................   229,953       5,361
Motorola, Inc...........................   150,154       3,744
Nortel Networks Corp., ADR (d)..........   205,683       9,359
Qualcomm, Inc. (b)......................    51,303       3,340
Scientific-Atlanta, Inc.................    10,966         750
Tellabs, Inc. (b) (d)...................    28,236       1,410

                                                        28,154

Textile Products (0.0%):
Springs Industries, Inc., Class A (d)...     1,236          29

Tobacco & Tobacco Products (0.7%):
Philip Morris Cos., Inc. (d)............   155,072       5,680
UST, Inc. (d)...........................    11,179         282

                                                         5,962

Tools & Hardware Manufacturing (0.1%):
Black & Decker Corp.....................     5,734         216
Snap-on, Inc............................     4,041         103
Stanley Works (d).......................     5,939         158

                                                           477

Toys (0.1%):
Hasbro, Inc.............................    11,865         128
Mattel, Inc. (d)........................    29,350         379

                                                           507

Transportation Services (0.1%):
Fedex Corp. (b).........................    19,617         919

Travel Services (0.0%):
Sabre Holdings Corp.....................     8,889         297


                                                        Market
Security Description                        Shares       Value

Trucking & Leasing (0.0%):
Ryder Systems, Inc......................     4,104  $       81

Utilities -- Electric (2.2%)
AES Corp. (b) (d).......................    31,453       1,776
Ameren Corp. (d)........................     9,449         376
American Electric Power Co. (d).........    22,172         920
C P & L Energy, Inc. (d)................    10,991         443
CINergy Corp............................    10,944         335
CMS Energy Corp. (d)....................     8,365         226
Consolidated Edison Co. of New York,
  Inc. (d) .............................    14,597         514
Constellation Energy Group, Inc.........    10,310         430
Detroit Edison Co. (d)..................     9,822         355
Dominion Resources, Inc.................    16,381         976
Duke Energy Corp. (d)...................    25,348       2,190
Dynergy, Inc. (d).......................    21,545         998
Edison International....................    22,435         536
Entergy Corp............................    15,348         588
Exelon Corp.............................    22,280       1,340
FirstEnergy Corp........................    15,742         407
Florida Progress Corp...................     6,790         361
FPL Group, Inc..........................    12,239         808
General Public Utilities Corp...........     8,351         276
Niagara Mohawk Holdings, Inc. (b).......    11,045         177
PG&E Corp...............................    26,562         716
Pinnacle West Capital Corp..............     5,834         253
PPL Corp................................     9,960         410
Public Service Enterprise Group.........    14,763         613
Reliant Energy, Inc. (d)................    20,243         836
Southern Co. (d)........................    44,664       1,312
TXU Corp. (d)...........................    18,183         674
Xcel Energy, Inc. (d)...................    23,360         597

                                                        19,443

Utilities -- Natural Gas (0.2%):
Columbia Energy Group...................     5,476         393
Eastern Enterprises.....................     1,873         121
Keyspan Corp. (d).......................     9,245         325
NICOR, Inc..............................     3,161         112
Peoples Energy Corp.....................     2,437          84
Sempra Energy...........................    14,056         291

                                                         1,326

Utilities -- Telecommunications (5.0%):
Alltel Corp.............................    21,726       1,400
AT&T Corp...............................   258,639       5,997
BellSouth Corp..........................   129,047       6,235
CenturyTel, Inc.........................     9,677         373
SBC Communications, Inc. (d)............   233,400      13,465
Sprint Corp. (FON Group)................    60,916       1,553
Verizon Communications (d)..............   187,157      10,820
WorldCom, Inc. (b)......................   197,822       4,698

                                                        44,541

Wireless Communications (0.5%):
Nextel Communications, Inc.,
  Class A (b) (d).......................    52,426       2,015

Total Common Stocks (Cost $563,654)                    865,576

                      See notes to financial statements.

Stock Index Fund                              October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (1.6%)

Household Finance, 6.66%, 11/1/00.....  $   13,786  $   13,786

Total Commercial Paper (Cost $13,786)                   13,786

U.S. Treasury Bills (0.3%)

6.01%, 12/14/00 (c).....................     3,000       2,978

Total U.S. Treasury Bills (Cost $2,978)                  2,978

Securities Purchased With Cash
  Collateral (18.1%)

Investment Companies (1.4%):
AIM Short Term Prime Obligations Fund...    30,892          31
AIM Liquid Assets Portfolio............. 4,843,275       4,843
Merrimac Cash Fund...................... 7,802,091       7,802

                                                        12,676

Time Deposits (0.5%):
PNC Bank, 6.56%, 11/1/00................ $   2,341       2,341
National City Bank, 6.50%, 11/1/00......     2,341       2,341

                                                         4,682

Repurchase Agreements (16.2%):
Deutsche Bank,
  6.69%, 11/1/00
  (Collateralized by $21,603
  Masco Corp., 6.13%, 9/15/03,
  Tyco International Group,
  7.00%, 6/15/28,
  market value $20,600).................    20,000      20,000
First Union,
  6.78%, 11/1/00
  (Collateralized by $15,926
  Gables Realty, 6.80%, 3/15/05,
  market value $15,450).................    15,000      15,000
Goldman Sachs,
  6.71%, 11/1/00
  (Collateralized by $23,508
  various Corporate Bonds,
  0.01%-9.25%,
  11/15/01-6/1/37,
  market value $23,228).................    20,000      20,000
Lehman Brothers,
  6.78%, 11/1/00
  (Collateralized by 614,500 shares
  of various Equity Securities,
  market value $24,405).................    23,000      23,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $23,025
  various Corporate Bonds,
  6.40%-10.50%,
  5/15/04-5/1/13,
  market value $20,601).................    20,000      20,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $20,769
  various Corporate Bonds,
  6.13%-10.61%,
  6/15/01-1/15/30,
  market value $20,753).................    20,000      20,000


                                         Principal      Market
Security Description                        Amount       Value

Salomon Smith Barney, 6.71%, 11/1/00
  (Collateralized by $33,477
  various Corporate Bonds,
  5.73%-8.95%,
  1/15/03-6/1/37,
  market value $34,544).................  $ 25,000  $   25,000

                                                       143,000

Total Securities Purchased With
Cash Collateral (Cost $160,358)                        160,358

Total Investments (Cost $740,776) (a) -- 118.1%      1,042,698

Other liabilities in excess of assets -- (18.1)%      (159,958)

TOTAL NET ASSETS -- 100.0%                            $882,740

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of the losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $6,464. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $354,396
    Unrealized depreciation                            (59,175)
    Net unrealized appreciation                       $295,221

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

                                         Number of      Market
                                         Contracts       Value

Futures Contracts
S & P 500 Index,
  face amount $16,799
  expiring December 14, 2000............     46        $16,562
Total Futures (Cost $16,799)                           $16,562

(d) All or portion of this security was loaned as of October 31, 2000.

                     See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Growth Fund                                   October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Common Stocks (100.1%)

Aerospace/Defense (4.2%):
Boeing Co...............................   102,500    $  6,951
Honeywell International, Inc............   100,300       5,397
United Technologies Corp................    70,000       4,887

                                                        17,235

Banks (3.3%):
Mellon Financial Corp...................   151,200       7,295
Wells Fargo Co..........................   133,000       6,160

                                                        13,455

Beverages (2.2%):
Anheuser-Busch Cos., Inc. (c)...........    50,800       2,324
Pepsico, Inc. (c).......................   139,400       6,752

                                                         9,076

Biotechnology (0.8%):
Amgen, Inc. (b) (c) ....................    53,600       3,105

Chemicals -- General (1.1%):
E.I. Du Pont de Nemours (c) ............   102,700       4,660

Commercial Services (0.5%):
Convergys Corp. (b).....................    49,600       2,161

Computers & Peripherals (12.2%):
Cisco Systems, Inc. (b).................   305,000      16,432
Dell Computer Corp. (b).................   216,200       6,378
Hewlett-Packard Co. (c).................    84,000       3,901
International Business Machines Corp....   121,800      11,997
Sun Microsystems, Inc. (b)..............    99,900      11,076

                                                        49,784

Consumer Products (0.9%):
Colgate-Palmolive Co. (c)...............    63,000       3,702

Cosmetics & Toiletries (0.8%):
Kimberly-Clark Corp.....................    51,600       3,406

Electrical Equipment (1.2%):
Emerson Electric Co. (c)................    65,200       4,788

Electronic & Electrical --
  General (4.8%):
General Electric Co.....................   355,500      19,486

Electronics (0.6%):
JDS Uniphase Corp. (b)..................    27,700       2,256

Financial Services (5.3%):
Citigroup, Inc..........................   178,133       9,375
Fannie Mae..............................    75,600       5,821
Goldman Sachs Group, Inc. (c)...........    20,900       2,086
MBNA Corp...............................   112,300       4,218

                                                        21,500

Health Care (0.8%):
Medtronic, Inc..........................    62,900       3,416

Insurance -- Multi-Line (3.2%):
American International Group, Inc.......   133,200      13,054

Manufacturing/Diversified (0.9%):
Tyco International Ltd..................    64,200       3,639


                                                        Market
Security Description                        Shares       Value

Media (2.5%):
Time Warner, Inc........................    70,000    $  5,314
Viacom, Inc., Class B (b)...............    85,300       4,851

                                                        10,165

Oil & Gas Exploration,
  Production & Services (2.0%):
Anadarko Petroleum Corp. (c)............    54,400       3,484
Enron Corp..............................    40,900       3,356
Transocean Sedco Forex, Inc. (c)........    21,600       1,145

                                                         7,985

Oil-Integrated Companies (2.8%):
Chevron Corp............................    34,100       2,800
Exxon Mobil Corp........................    99,300       8,857

                                                        11,657

Oilfield Services & Equipment (1.4%):
Schlumberger Ltd........................    74,600       5,679

Pharmaceuticals (15.8%):
Abbott Laboratories.....................    67,900       3,586
American Home Products Corp.............   113,600       7,214
Bristol-Myers Squibb Co.................    96,700       5,893
Cardinal Health, Inc. (c)...............    71,400       6,765
Eli Lilly & Co. (c).....................    40,000       3,575
Johnson & Johnson, Inc..................    93,700       8,632
Merck & Co., Inc........................   102,100       9,183
Pfizer, Inc.............................   332,100      14,342
Schering-Plough Corp. (c)...............   113,700       5,877

                                                        65,067

Retail (3.4%):
Target Corp.............................   173,400       4,790
Wal-Mart Stores, Inc....................   201,200       9,130

                                                        13,920

Retail -- Drug Stores (1.1%):
Walgreen Co. (c)........................    97,200       4,435

Retail -- Specialty Stores (1.8%):
Home Depot, Inc.........................   174,100       7,486

Semiconductors (4.8%):
Altera Corp. (b) (c)....................    74,200       3,038
Intel Corp..............................   294,000      13,179
Xilinx, Inc. (b) (c)....................    44,900       3,252

                                                        19,469

Software & Computer Services (12.5%):
America Online, Inc. (b)................   139,600       7,040
Automatic Data Processing, Inc..........   107,300       7,008
EMC Corp. (b)...........................   100,700       8,969
Microsoft Corp. (b).....................   229,700      15,820
Oracle Corp. (b)........................   219,000       7,227
Parametric Technology Corp. (b).........   207,100       2,550
VERITAS Software Corp. (b) (c)..........    20,300       2,863

                                                        51,477

                      See notes to financial statements.

Growth Fund                                   October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Telecommunications -- Equipment (4.7%):
ADC Telecommunications, Inc. (b)........    52,500    $  1,122
Comverse Technology, Inc. (b) (c).......    24,500       2,738
Motorola, Inc...........................   135,900       3,389
Nortel Networks Corp., ADR (c)..........   163,400       7,435
Qualcomm, Inc. (b)......................    20,800       1,354
Tellabs, Inc. (b).......................    62,500       3,121

                                                        19,159

Utilities -- Telecommunications (4.5%):
SBC Communications, Inc.................   180,300      10,401
Verizon Communications..................    50,300       2,908
WorldCom, Inc. (b) (c)..................   216,100       5,132

                                                        18,441

Total Common Stocks (Cost $269,518)                    409,663

Securities Purchased With Cash
  Collateral (12.1%)

Investment Companies (0.8%):
AIM Short Term Prime Obligations Fund...     7,786           8
AIM Liquid Assets Portfolio............. 1,220,742       1,221
Merrimac Cash Fund...................... 1,966,509       1,966

                                                         3,195

Time Deposits (0.3%):
PNC Bank, 6.56%, 11/1/00................  $    590         590
National City Bank, 6.50%, 11/1/00......       590         590

                                                         1,180

Repurchase Agreements (11.0%):
First Union, 6.78%, 11/1/00
  (Collateralized by $9,242
  MBNA, 6.30%, 12/15/05,
  HRPT Properties, 8.88%, 8/1/10
  market value $9,270)..................     9,000       9,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $10,836
  various Corporate Bonds,
  5.50%-8.70%,
  2/15/04-5/1/30,
  market value $10,456).................     9,000       9,000


                                         Principal      Market
Security Description                        Amount       Value

Lehman Brothers,
  6.78%, 11/1/00
  (Collateralized by 170,507 shares
  of various Equity Securities,
  market value $9,460).................. $   9,000    $  9,000
Merrill Lynch,
  6.75%, 11/1/00
  (Collateralized by $9,904
  Delta Airlines, 6.65%, 3/15/04,
  and various Corporate Bonds,
  6.13%-10.13%,
  11/15/01-2/15/29,
  market value $9,274)..................     9,000       9,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $9,792
  BHP Finance, 6.42%, 3/1/26,
  market value $9,703)..................     9,000       9,000

                                                        45,000
Total Securities Purchased
With Cash Collateral (Cost $49,375)                     49,375

Total Investments (Cost $318,893) (a) -- 112.2%        459,038

Liabilities in excess of other assets -- (12.2)%      (49,630)

TOTAL NET ASSETS -- 100.0%                            $409,408

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of the losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $452. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                           $159,123
    Unrealized depreciation                            (19,430)
    Net unrealized appreciation                       $139,693

(b) Non-income producing securities.

(c) All or portion of this security was loaned as of October 31, 2000.

ADR -- American Depository Receipts

                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                        Established  Diversified     Stock
                                                         Value          Value        Stock           Index          Growth
                                                         Fund           Fund         Fund            Fund           Fund

ASSETS:
Investments, at value (Cost $441,168; $240,833;
  $1,057,159; $597,776 & $273,893)                       $584,777       $422,710     $1,213,934      $899,698       $414,038
Repurchase agreements at amortized cost                    36,000         31,000        172,000       143,000         45,000
Interest and dividends receivable                             493             63            940           598            169
Receivable from affiliates                                     22              1             --             4             18
Receivable for capital shares issued                            3             --            128            26              7
Receivable from brokers for investments sold                   --             --         15,026            --          3,258
Receivable for net variation margin on open
  futures contracts                                            --             --             --           347             --
Prepaid expenses and other assets                              12             61              2             1             11

         Total Assets                                     621,307        453,835      1,402,030     1,043,674        462,501

LIABILITIES:
Payable to custodian                                           --             --              9            --            302
Payable for capital shares redeemed                             1             --            289           105              2
Payable to brokers for investments purchased                   --             --         14,201            --          3,033
Payable for return of collateral received                  53,781         38,451        183,935       160,358         49,375
Accrued expenses and other payables:
     Investment advisory fees                                 343            108            627           372            254
     Administration fees                                       12              4             21            --              9
     Custodian fees                                             9              6             19            42              9
     Accounting fees                                            1              1              1            --              1
     Transfer agent fees                                       11              8            182            31             23
     Shareholder service fees -- Class A                      105              4            163            --             77
     Shareholder service and 12b-1 fees -- Class B             --             --             72            --             --
     12b-1 fees -- Class G                                      1            286             52             4              3
     Other                                                      9              9             67            22              5

         Total Liabilities                                 54,273         38,877        199,638       160,934         53,093

NET ASSETS:
Capital                                                   343,214        201,811        876,469       566,932        237,235
Undistributed net investment income                            --             --             --           400             --
Net unrealized appreciation/depreciation
  from investments and futures                            143,609        181,877        156,775       301,685        140,145
Accumulated undistributed net realized gains
  from investment transactions and futures                 80,211         31,270        169,148        13,723         32,028

         Net Assets                                      $567,034       $414,958     $1,202,392      $882,740       $409,408

Net Assets
     Class A                                             $564,111       $ 15,005     $  993,383      $854,203       $400,813
     Class B                                                   --             --         72,178            --             --
     Class G                                                2,923        399,953        136,831        28,537          8,595

         Total                                           $567,034       $414,958     $1,202,392      $882,740       $409,408

Outstanding units of beneficial interest (shares)
     Class A                                               31,228            446         55,640        36,009         16,141
     Class B                                                   --             --          4,194            --             --
     Class G                                                  162         11,892          7,676         1,203            347

         Total                                             31,390         12,338         67,510        37,212         16,488

Net asset value
     Redemption price per share
     Redemption price per share -- Class A               $  18.06       $  33.65     $    17.85      $  23.72       $  24.83
     Offering and redemption price per share -- Class B                              $    17.21
     Redemption price per share -- Class G               $  18.06       $  33.63     $    17.83      $  23.72       $  24.77

Maximum sales charge -- Class A                              5.75%          5.75%          5.75%         5.75%          5.75%

Maximum offering price per share (100%/
  (100%-maximum sales charge) of net
  asset value adjusted to nearest cent) -- Class A       $  19.16       $  35.70     $    18.94      $  25.17       $  26.34


                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                             Established     Diversified                  Stock
                                                             Value           Value         Stock          Index          Growth
                                                             Fund            Fund          Fund           Fund           Fund

Investment Income:
Interest income                                              $    323        $   600       $    731       $ 3,456        $   149
Dividend income                                                 9,136          4,884         14,119         9,761          3,703
Securities lending                                                 35              8            169           136             33
Foreign tax withholding                                            --             (8)            (2)          (17)            --

     Total Income                                               9,494          5,484         15,017        13,336          3,885

Expenses:
Investment advisory fees                                        4,422          2,197          7,582         5,463          3,373
Administration fees                                               768            596          1,376         1,121            609
Shareholder service fees                                        1,404             14          2,228            --          1,062
Shareholder service fees and 12b-1 fees -- Class B                 --             --            728            --             --
12b-1 -- Class G                                                    8          2,080            621            55             24
Accounting fees                                                   100             82            145           173             93
Custodian fees                                                    117             87            245           261             98
Legal and audit fees                                               53             76            123            88             39
Trustees' fees and expenses                                        12              8             27            21             10
Transfer agent fees                                                49             16            701           124             95
Registration and filing fees                                       41             39             57            73             46
Printing fees                                                       7             90            162            25             16
Other                                                              42             18             86            66             30

     Total Expenses                                             7,023          5,303         14,081         7,470          5,495

Expenses voluntarily reduced                                      (25)          (631)          (181)       (1,978)           (32)

     Expenses Before Reimbursement from Distributor             6,998          4,672         13,900         5,492          5,463
     Expenses Reimbursed by Distributor                          (289)           (24)            --           (30)          (152)

     Net Expenses                                               6,709          4,648         13,900         5,462          5,311

Net Investment Income (Loss)                                    2,785            836          1,117         7,874         (1,426)

Realized/Unrealized Gains (Losses)
  from Investments and Futures:
Net realized gains (losses) from
  investment transactions and futures                          80,280         31,357        170,617        16,295         32,131
Change in unrealized appreciation/depreciation
  from investments and futures                                (39,977)        10,276          9,259        22,755         (6,919)

Net realized/unrealized gains (losses)
  from investments and futures                                 40,303         41,633        179,876        39,050         25,212

Change in net assets resulting from operations               $ 43,088        $42,469       $180,993       $46,924        $23,786


                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                                          Value                                    Established
                                                          Fund                                     Value Fund

                                                                                                     Seven
                                                Year              Year             Year              Months          Year
                                                Ended             Ended            Ended             Ended           Ended
                                                October 31,       October 31,      October 31,       October 31,     March 31,
                                                2000              1999             2000              1999<F1>        1999

From Investment Activities:
Operations:
     Net investment income                      $   2,785         $   1,185        $     836         $     83        $   4,759
     Net realized gains (losses) from
       investment transactions                     80,280            70,672           31,357           30,682           41,202
     Net change in unrealized
       appreciation/depreciation
       from investments                           (39,977)           29,655           10,276           14,949          (54,160)

Change in net assets
  resulting from operations                        43,088           101,512           42,469           45,714           (8,199)

Distributions to Shareholders:
     From net investment income by class:
         Class A                                   (2,780)           (1,320)             (23)              --               --
         Class B                                       --                --               --               --               --
         Class G                                       (5)               --             (814)            (485)          (4,946)
     In excess of net investment income
         Class A                                      (37)               --               (3)              --               --
         Class B                                       --                --               --               --               --
         Class G                                       --<F2>            --             (100)              --               --
     From net realized gains from
       investment transactions                    (70,536)          (86,132)         (55,587)              --          (30,865)

Change in net assets from
  distributions to shareholders                   (73,358)          (87,452)         (56,527)            (485)         (35,811)

Capital Transactions:
     Proceeds from shares issued                   97,134           117,771          153,527           32,462          315,787
     Proceeds issued in connection with merger         --                --           10,261               --               --
     Dividends reinvested                          66,758            81,419           82,686              484           34,887
     Cost of shares redeemed                     (178,071)         (119,080)        (286,746)         (87,871)        (394,935)

Change in net assets from
  capital transactions                            (14,179)           80,110          (40,272)         (54,925)         (44,261)

Change in net assets                              (44,449)           94,170          (54,330)          (9,696)         (88,271)

Net Assets:
     Beginning of period                          611,483           517,313          469,288          478,984          567,255

     End of period                              $ 567,034         $ 611,483        $ 414,958         $469,288        $ 478,984

Share Transactions:
     Issued                                         5,568             6,393            1,384              943           10,251
     Issued in connection with merger                  --                --              336               --               --
     Reinvested                                     3,868             5,077            1,825               15            1,130
     Redeemed                                     (10,499)           (6,523)          (4,885)          (2,562)         (12,812)

Change in shares                                   (1,063)            4,947           (1,340)          (1,604)          (1,431)


<F1> For the period April 1, 1999 through October 31, 1999.

<F2> Rounds to less than $1,000.



                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                                    Diversified Stock             Stock Index                  Growth
                                                          Fund                       Fund                       Fund

                                                 Year           Year          Year         Year         Year          Year
                                                 Ended          Ended         Ended        Ended        Ended         Ended
                                                 October 31,    October 31,   October 31,  October 31,  October 31,   October 31,
                                                 2000           1999          2000         1999         2000          1999

From Investment Activities:
Operations:
     Net investment income                       $    1,117     $    2,936    $  7,874     $ 10,034     $  (1,426)    $   (742)
     Net realized gains (losses) from
       investment transactions and futures          170,617        176,486      16,295       40,302        32,131       20,812
     Net change in unrealized
       appreciation/depreciation
       from investments and futures                   9,259         21,114      22,755      111,423        (6,919)      48,341

Change in net assets
  resulting from operations                         180,993        200,536      46,924      161,759        23,786       68,411

Distributions to Shareholders:
     From net investment income by class:
         Class A                                     (1,116)        (3,340)     (8,211)     (10,232)           --           --
         Class B                                         --             (4)         --          (17)           --           --
         Class G                                         (1)            --        (152)          --            --           --
     In excess of net investment income
         Class A                                       (321)            --          --           --            --           --
         Class G                                         --<F1>         --          --           --            --           --
     From net realized gains from
       investment transactions                     (177,058)      (198,727)    (28,851)     (61,389)      (20,902)     (22,258)

Change in net assets from
  distributions to shareholders                    (178,496)      (202,071)    (37,214)     (71,638)      (20,902)     (22,258)

Capital Transactions:
     Proceeds from shares issued                    335,844        327,346     130,857      195,289        83,781      152,381
     Proceeds from shares issued
       in connection with acquisition                    --         60,016          --           --            --           --
     Dividends reinvested                           155,125        168,060      34,219       65,410        18,008       18,991
     Cost of shares redeemed                       (425,789)      (403,292)   (159,663)    (110,350)     (112,682)     (69,584)

Change in net assets from
  capital transactions                               65,180        152,130       5,413      150,349       (10,893)     101,788

Change in net assets                                 67,677        150,595      15,123      240,470        (8,009)     147,941

Net Assets:
     Beginning of period                          1,134,715        984,120     867,617      627,147       417,417      269,476

     End of period                               $1,202,392     $1,134,715    $882,740     $867,617     $ 409,408     $417,417

Share Transactions:
     Issued                                          19,873         18,534       5,476        8,819         3,355        6,438
     Issued in connection with acquisition               --          4,456          --           --            --           --
     Reinvested                                       9,569         10,957       1,432        3,319           731          936
     Redeemed                                       (25,205)       (22,921)     (6,685)      (4,976)       (4,489)      (2,949)

Change in shares                                      4,237         11,026         223        7,162          (403)       4,425


<F1> Rounds to less than $1,000.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                  Value Fund

                                                                       Class A Shares                               Class G Shares
                                                                                                                    December 15,

                                           Year           Year           Year          Year           Year          1999
                                           Ended          Ended          Ended         Ended          Ended         through
                                           October 31,    October 31,    October 31,   October 31,    October 31,   October 31,
                                           2000           1999           1998          1997           1996          2000<F2>

Net Asset Value, Beginning of Period       $  18.84       $  18.81       $  17.07      $  14.18       $  11.87      $16.73

Investment Activities
     Net investment income                     0.09           0.04           0.09          0.15           0.20        0.04
     Net realized and unrealized gains
       (losses) from investments               1.37           3.16           3.16          3.57           2.65        1.35

         Total from Investment Activities      1.46           3.20           3.25          3.72           2.85        1.39

Distributions
     Net investment income                    (0.09)         (0.04)         (0.10)        (0.16)         (0.20)      (0.06)
     In excess of net investment income          --<F8>         --             --            --             --          --<F8>
     Net realized gains                       (2.15)         (3.13)         (1.41)        (0.67)         (0.34)         --

         Total Distributions                  (2.24)         (3.17)         (1.51)        (0.83)         (0.54)      (0.06)

Net Asset Value, End of Period             $  18.06       $  18.84       $  18.81      $  17.07       $  14.18      $18.06

Total Return (excludes sales charges)          8.33%         20.02%         20.46%        27.24%         24.66%       8.34%<F6>

Ratios/Supplemental Data:
Net Assets, End of Period (000)            $564,111       $611,483       $517,313      $472,047       $382,083      $2,923
Ratio of expenses to
  average net assets<F4>                       1.19%          1.40%          1.34%         1.32%          1.33%       1.44%<F7>
Ratio of net investment income
  to average net assets<F4>                    0.49%          0.20%          0.54%         0.93%          1.56%       0.14%<F7>
Ratio of expenses to
  average net assets<F1>                       1.24%          1.45%          1.46%         <F3>           1.35%       2.27%<F7>
Ratio of net investment income
  to average net assets<F1>                    0.44%          0.15%          0.42%         <F3>           1.54%      (0.69)%<F7>
Portfolio turnover<F5>                           34%            36%            40%           25%            28%         34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> There were no voluntary fee reductions during the period.

<F4> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.45% until at least February 28, 2001.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> Not annualized.

<F7> Annualized.

<F8> Less than $0.01 per share.



                     See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                     Established Value Fund

                                Class A                                       Class G Shares
                                Shares

                                May 5,                      April 1,
                                2000          Year          1999           Year          Year          Year            Year
                                Through       Ended         to             Ended         Ended         Ended           Ended
                                October 31,   October 31,   October 31,    March 31,     March 31,     March 31,       March 31,
                                2000<F7>      2000          1999<F2>       1999          1998          1997            1996

Net Asset Value,
   Beginning of Period          $ 30.54       $  34.31      $  31.34       $  33.94      $  28.83      $  27.57        $  23.39

Investment Activities
     Net investment
       income (loss)               0.07           0.06          0.02           0.29          0.46          0.44            0.44
     Net realized and
       unrealized gains
       (losses) from
       investments                 3.11           3.43          2.98          (0.71)         7.70          3.62            5.18

         Total from
           Investment
           Activities              3.18           3.49          3.00          (0.42)         8.16          4.06            5.62

Distributions
     Net investment income        (0.06)         (0.06)        (0.03)         (0.30)        (0.48)        (0.45)          (0.43)
     In excess of net
       investment income          (0.01)         (0.01)           --             --            --            --              --
     Net realized gains              --          (4.10)           --          (1.88)        (2.57)        (2.35)          (1.01)

         Total Distributions      (0.07)         (4.17)        (0.03)         (2.18)        (3.05)        (2.80)          (1.44)

Net Asset Value,
  End of Period                 $ 33.65       $  33.63      $  34.31       $  31.34      $  33.94      $  28.83        $  27.57

Total Return
  (excludes sales charges)        10.44%<F3>     11.26%         9.59%<F3>     (1.01)%       29.67%        15.14%          24.84%

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)           $15,005       $399,953      $469,288       $478,984      $567,255      $429,726        $366,417
Ratio of expenses to
  average net assets<F5>           0.87%<F4>      1.10%         1.10%<F4>      1.09%         1.10%         1.12%           1.15%
Ratio of net
  investment income
  to average net assets<F5>        0.43%<F4>      0.20%         0.03%<F4>      0.92%         1.44%         1.57%           1.70%
Ratio of expenses to
  average net assets<F1>           1.46%<F4>      1.26%         1.27%<F4>      <F6>          <F6>          <F6>            <F6>
Ratio of net investment income
  to average net assets<F1>       (0.16)%<F4>     0.04%        (0.14)%<F4>     <F6>          <F6>          <F6>            <F6>
Portfolio turnover<F8>               28%            28%           11%            37%           20%           31%             18%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective April 1, 1999, the Gradison Established Value Fund became the
     Victory Established Value Fund. Financial highlights prior to April 1, 1999 represent the Gradison Established Value Fund.

<F3> Not annualized.

<F4> Annualized.

<F5> On April 1, 1999, the adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the fund at a maximum of 1.10% until at least April 1, 2001. Additionally, effective February 28, 2000, the adviser also agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class A Shares of the Fund at a maximum of 0.88% until at least February 28, 2001.

<F6> There were no fee reductions during the period.

<F7> Period from commencement of operations.

<F8> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period        (Continued on Next Page)


                                                                               Diversified Stock Fund
                                                                                   Class A Shares

                                                Year             Year              Year              Year              Year
                                                Ended            Ended             Ended             Ended             Ended
                                                October 31,      October 31,       October 31,       October 31,       October 31,
                                                2000             1999              1998<F5>          1997              1996<F2>

Net Asset Value, Beginning of Period            $  17.96         $  18.85          $  17.76          $  15.75          $  13.62

Investment Activities
     Net investment income (loss)                   0.03             0.06              0.11              0.16              0.20
     Net realized and unrealized gains
       (losses) from investments                    2.71             2.92              3.07              3.84              3.21

         Total from Investment Activities           2.74             2.98              3.18              4.00              3.41

Distributions
     Net investment income                         (0.02)           (0.06)            (0.11)            (0.16)            (0.19)
     Net realized gains                            (2.83)           (3.81)            (1.98)            (1.83)            (1.09)

         Total Distributions                       (2.85)           (3.87)            (2.09)            (1.99)            (1.28)

Net Asset Value, End of Period                  $  17.85         $  17.96          $  18.85          $  17.76          $  15.75

Total Return (excludes sales charges)              16.88%           19.39%            19.60%            27.96%            27.16%

Ratios/Supplemental Data:
Net Assets, End of Period (000)                 $993,383         $957,001          $933,158          $762,270          $571,153
Ratio of expenses to average net assets             1.10%            1.06%             1.02%             1.03%             1.05%
Ratio of net investment income (loss)
  to average net assets                             0.19%            0.34%             0.64%             0.97%             1.40%
Ratio of expenses to average net assets<F1>         1.11%            1.10%             1.13%             <F4>              1.08%
Ratio of net investment income (loss)
  to average net assets<F1>                         0.18%            0.30%             0.53%             <F4>              1.37%
Portfolio turnover<F3>                                94%              83%               84%               63%               94%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.

<F3> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F4> There were no voluntary waivers druing the period.

<F5> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.



                      See notes to financial statements.


The Victory Portfolios                          Financial Highlights--continued
For a Share Outstanding Throughout Each Period


                                                                        Diversified Stock Fund

                                                                       Class B Shares                    Class G Shares

                                                                                          March 1,                   March 26,
                                          Year        Year        Year        Year        1996         Year          1999
                                          Ended       Ended       Ended       Ended       through      Ended         through
                                          October 31, October 31, October 31, October 31, October 31,  October 31,   October 31,
                                          2000        1999        1998<F6>    1997        1996<F2>     2000          1999<F8><F9>

Net Asset Value, Beginning of Period      $ 17.55     $ 18.60     $ 17.62     $ 15.71     $14.18       $  17.95      $  17.14

Investment Activities
     Net investment income (loss)           (0.15)      (0.08)      (0.08)      (0.06)      0.07          (0.01)        (0.01)
     Net realized and unrealized gains
       (losses) from investments             2.64        2.84        3.04        3.85       1.57           2.72          0.82

         Total from Investment Activities    2.49        2.76        2.96        3.79       1.64           2.71          0.81

Distributions
     Net investment income                     --          --          --          --      (0.07)            --<F10>       --
     In excess of net investment income        --          --          --       (0.05)     (0.04)            --            --
     Net realized gains                     (2.83)      (3.81)      (1.98)      (1.83)        --          (2.83)           --

         Total Distributions                (2.83)      (3.81)      (1.98)      (1.88)     (0.11)         (2.83)           --

Net Asset Value, End of Period            $ 17.21     $ 17.55     $ 18.60     $ 17.62     $15.71       $  17.83      $  17.95

Total Return (excludes sales charges)       15.63%      18.24%      18.34%      26.48%     26.61%<F11>    16.65%         4.73%<F3>

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $72,178     $71,122     $50,962     $30,198     $8,228       $136,831      $106,592
Ratio of expenses to average net assets      2.20%       2.06%       2.08%       2.19%      2.07%<F4>      1.33%         1.35%<F4>
Ratio of net investment income (loss)
  to average net assets                     (0.91)%     (0.68)%     (0.42)%     (0.29)%     0.11%<F4>     (0.05)%       (0.07)%<F4>
Ratio of expenses
  to average net assets<F1>                  2.21%       2.10%       2.18%       <F5>       2.08%<F4>      1.35%         1.38%<F4>
Ratio of net investment income (loss)
  to average net assets<F1>                 (0.92)%     (0.72)%     (0.52)%      <F5>       0.10%<F4>     (0.07)%       (0.10)%<F4>
Portfolio turnover<F7>                         94%         83%         84%         63%        94%            94%           83%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Effective March 1, 1996, the Fund designated the existing shares as
     Class A Shares and commenced offering Class B Shares.

<F3> Not annualized.

<F4> Annualized.

<F5> There were no voluntary fee reductions during the period.

<F6> Effective March 16, 1998, the SBSF Fund merged into the Victory
     Diversified Stock Fund. Financial highlights for the period prior to March 16, 1998 represent the Victory Diversified Stock Fund.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> Period from commencement of operations.

<F9> Effective March 26, 1999, the Gradison Growth and Income Fund merged into the Victory Diversified Stock Fund.

<F10> Less than $0.01 per share.

<F11> Represents total return for the Fund for the period November 1, 1995 through February 29, 1996 plus total return for Class B Shares for the Period
      March 1, 1996 through October 31, 1996. The total return for the Class B shares for the period from March 1, 1996 through October 31, 1996 was 11.62%.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                      Stock Index Fund

                                                                Class A Shares                          Class G Shares

                                                                                                                     July 2,
                                Year          Year          Year          Year          Year           Year          1999
                                Ended         Ended         Ended         Ended         Ended          Ended         Through
                                October 31,   October 31,   October 31,   October 31,   October 31,    October 31,   October 31,
                                2000          1999          1998<F5>      1997          1996           2000          1999<F2>

Net Asset Value,
   Beginning of Period          $  23.46      $  21.03      $  18.75      $  14.85      $  12.50       $ 23.46       $23.96

Investment Activities
     Net investment income          0.21          0.28          0.37          0.29          0.28          0.15         0.06
     Net realized and
       unrealized gains
       (losses) from
       investments                  1.05          4.47          3.37          4.23          2.58          1.06        (0.50)

         Total from
           Investment
           Activities               1.26          4.75          3.74          4.52          2.86          1.21        (0.44)

Distributions
     Net investment income         (0.22)        (0.29)        (0.36)        (0.29)        (0.28)        (0.17)       (0.06)
     Net realized gains            (0.78)        (2.03)        (1.10)        (0.33)        (0.23)        (0.78)          --

         Total Distributions       (1.00)        (2.32)        (1.46)        (0.62)        (0.51)        (0.95)       (0.06)

Net Asset Value, End of Period  $  23.72      $  23.46      $  21.03      $  18.75      $  14.85       $ 23.72       $23.46

Total Return
  (excludes sales charges)          5.38%        24.91%        20.99%        31.16%        23.38%         5.17%       (1.83)%<F3>

Ratios/Supplemental Data:
Net Assets,
  End of Period (000)           $854,203      $858,235      $627,147      $465,015      $277,124       $28,537       $9,382
Ratio of expenses to
  average net assets<F7>            0.59%         0.58%         0.57%         0.56%         0.57%         0.82%        0.80%<F4>
Ratio of net investment income
  to average net assets<F7>         0.87%         1.28%         1.83%         1.74%         2.14%         0.59%        0.85%<F4>
Ratio of expenses to
  average net assets<F1>            0.81%         0.81%         0.84%         0.86%         0.89%         1.18%        1.02%<F4>
Ratio of net investment income
  to average net assets<F2>         0.65%         1.05%         1.56%         1.44%         1.82%         0.23%        0.63%<F4>
Portfolio turnover<F6>                11%            3%            8%           11%            4%           11%           3%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Not annualized.

<F4> Annualized.

<F5> Effective March 16,1998, the Key Stock Index Fund merged into the Victory
     Stock Index Fund. Financial highlights for the perioid prior to March 16, 1998 represent the Victory Stock Index Fund.

<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F7> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class G Shares of the Fund at a maximum of 0.82% until at least February 28, 2001.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                               Growth Fund

                                                                       Class A Shares                               Class G Shares

                                                                                                                    December 15,
                                          Year           Year           Year          Year           Year           1999
                                          Ended          Ended          Ended         Ended          Ended          through
                                          October 31,    October 31,    October 31,   October 31,    October 31,    October 31,
                                          2000           1999           1998          1997           1996           2000<F3>

Net Asset Value, Beginning of Period      $  24.71       $  21.62       $  18.01      $  14.57       $  12.15       $24.53

Investment Activities
     Net investment income (loss)            (0.09)         (0.04)         (0.03)         0.03           0.08        (0.09)
     Net realized and unrealized gains
       (losses) on investments                1.44           4.90           4.88          4.07           2.93         0.33

         Total from
           Investment Activities              1.35           4.86           4.85          4.10           3.01         0.24

Distributions
     Net investment income                      --             --             --         (0.04)         (0.08)          --
     Net realized gains                      (1.23)         (1.77)         (1.24)        (0.62)         (0.51)          --

         Total Distributions                 (1.23)         (1.77)         (1.24)        (0.66)         (0.59)          --

Net Asset Value, End of Period            $  24.83       $  24.71       $  21.62      $  18.01       $  14.57       $24.77

Total Return (excludes sales charges)         5.52%         24.25%         28.59%        29.08%         25.66%         .98%<F7>

Ratios/Supplemental Data:
Net Assets, End of Period (000)           $400,813       $417,417       $269,476      $185,533       $147,753       $8,595
Ratio of expenses to
  average net assets<F5>                      1.22%          1.41%          1.35%         1.34%          1.33%        1.45%<F6>
Ratio of net investment income (loss)
  to average net assets<F5>                  (0.33)%        (0.21)%        (0.13)%        0.19%          0.64%       (0.63)%<F6>
Ratio of expenses to
  average net assets<F1>                      1.25%          1.49%          1.49%         <F2>           1.39%        1.76%<F6>
Ratio of net investment income (loss)
  to average net assets<F1>                  (0.36)%        (0.29)%        (0.27)%        <F2>           0.58%       (0.94)%<F6>
Portfolio turnover<F4>                          34%            33%            29%           21%            27%          34%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> There were no voluntary fee reductions during the period.

<F3> Period from commencement of operations.

<F4> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F5> Effective December 15, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A and Class G Shares of the Fund at a maximum of 1.20% and 1.45%, respectively, until at least February 28, 2001.

<F6> Annualized.

<F7> Not Annualized.



                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Special Value Fund                            October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (3.8%)

Household Finance, 6.66%, 11/1/00.......  $  8,159    $  8,159

Total Commercial Paper (Cost $8,159)                     8,159

Common Stocks (96.6%)

Automotive Parts (2.1%):
Borg-Warner Automotive, Inc.............    51,000       1,925
Lear Corp. (b)..........................    96,000       2,616

                                                         4,541

Banks (6.7%):
City National Corp......................    69,001       2,372
Marshall & Ilsley Corp..................    66,000       2,991
Mercantile Bankshares Corp..............    74,600       2,807
North Fork Bancorporation...............   155,000       3,130
SouthTrust Corp.........................    92,301       2,988

                                                        14,288

Biotechnology (1.8%):
Chiron Corp. (b) (c)....................    48,400       2,097
Incyte Genomics, Inc. (b)...............    50,000       1,831

                                                         3,928

Building Materials (1.5%):
Martin Marietta Materials (c)...........    81,024       3,111

Chemicals (1.8%):
Lubrizol Corp. (c)......................    53,000       1,149
Minerals Technologies, Inc..............    34,500       1,080
Solutia, Inc............................   126,154       1,609

                                                         3,838

Commercial Services (0.5%):
Quanta Services, Inc. (b)...............    34,000       1,056

Computers -- Integrated Systems (2.1%):
Diebold, Inc............................   172,102       4,475

Electronic & Electrical -- General (2.8%):
Arrow Electronics, Inc. (b) (c).........    34,250       1,096
Vishay Intertechnology, Inc. (b)........   162,312       4,869

                                                         5,965

Electronics (5.2%):
Parker-Hannifin Corp....................    82,900       3,430
SCI Systems, Inc. (b) (c)...............   181,756       7,815

                                                        11,245

Financial & Insurance (4.8%):
AMBAC Financial Group, Inc..............    74,200       5,922
PMI Group, Inc..........................    58,974       4,357

                                                        10,279

Financial Services (1.0%):
Heller Financial, Inc...................    73,100       2,138

Food Processing & Packaging (3.7%):
Dean Foods Co...........................    81,000       2,592
McCormick & Co., Inc. (non-voting)......    94,900       3,007
Universal Foods Corp....................   115,600       2,283

                                                         7,882


                                                        Market
Security Description                        Shares       Value

Forest Products --
  Lumber & Paper (1.2%):
Bowater, Inc............................    49,200    $  2,663

Health Care (5.3%):
Health Management Assoc., Inc.,
  Class A (b) (c).......................   266,299       5,277
Omnicare, Inc...........................   269,797       4,721
Steris Corp. (b)........................    84,699       1,270

                                                        11,268

Identification System (1.1%):
Symbol Technologies, Inc. (c)...........    52,050       2,365

Insurance -- Multi-Line (1.6%):
Horace Mann Educators Corp..............   113,800       1,913
Protective Life Corp. (c)...............    69,284       1,602

                                                         3,515

Leisure -- Recreation, Gaming (0.3%):
Mandalay Resort Group (b) (c)...........    35,000         728

Manufacturing -- Miscellaneous (1.9%):
Pentair, Inc. (c).......................   138,606       4,132

Medical Supplies (2.2%):
Biomet, Inc.............................    60,589       2,193
Sybron International Corp. (b)..........   100,999       2,499

                                                         4,692

Metals -- Fabrication (2.3%):
Kennametal, Inc.........................   169,190       4,970

Newspapers (2.0%):
A.H. Belo Corp..........................   218,700       4,196

Oil & Gas Exploration,
  Production & Services (4.2%):
Anadarko Petroleum Corp. (c)............    31,867       2,041
BJ Services Co. (b).....................    57,599       3,020
Nabors Industries, Inc. (b) (c).........    31,900       1,624
Transocean Sedco Forex, Inc. (c)........    43,418       2,301

                                                         8,986

Oil Marketing & Refining (1.3%):
Murphy Oil Corp. (c)....................    27,400       1,587
Tosco Corp. (c).........................    42,999       1,231

                                                         2,818

Pharmaceuticals (1.2%):
Forest Laboratories, Inc. (b) (c).......    11,500       1,524
Mylan Laboratories (c)..................    38,800       1,086

                                                         2,610

Pipelines (1.6%):
Questar Corp............................   124,900       3,380

Publishing (1.5%):
Readers Digest Association, Inc. (c)....    90,300       3,313

Radio & Television (0.9%):
Hispanic Broadcasting Corp. (b).........    61,000       1,906

Real Estate Investment Trusts (1.9%):
Equity Residential Properties Trust (c).    52,400       2,466
Kilroy Realty Corp......................    58,200       1,517

                                                         3,983

                      See notes to financial statements.

Special Value Fund                            October 31, 2000

(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Retail (1.0%):
American Eagle Outfitters (b) (c).......    63,000    $  2,170

Retail -- Specialty Stores (1.1%):
TJX Cos., Inc...........................    89,000       2,425

Savings & Loans (0.7%):
Charter One Financial, Inc..............    64,947       1,490

Semiconductors (1.1%):
Atmel Corp. (b) (c).....................   154,000       2,300

Software & Computer Services (9.6%):
Cadence Design Systems, Inc. (b) (c)....   214,998       5,523
Fiserv, Inc. (b)........................    15,450         810
Intuit, Inc. (b) (c)....................    27,000       1,659
Networks Associates, Inc. (b)...........   147,428       2,838
Parametric Technology Corp. (b).........   188,000       2,315
SunGard Data Systems, Inc. (b)..........   144,500       7,388

                                                        20,533

Staffing (0.3%):
Robert Half International, Inc. (b).....    20,882         637

Steel (0.8%):
AK Steel Holding Corp...................   180,300       1,668

Tobacco & Tobacco Products (0.4%):
UST, Inc. (c)...........................    35,400         894

Trucking & Leasing (1.5%):
CNF Transportation, Inc.................    52,214       1,393
GATX Corp...............................    43,702       1,839

                                                         3,232

Utilities -- Electric (5.8%):
Calpine Corp. (b) (c)...................    21,800       1,721
DPL, Inc................................    89,151       2,530
DQE, Inc................................    77,300       2,701
Florida Progress Corp...................    42,600       2,266
SCANA Corp..............................    83,358       2,209
Southern Energy, Inc. (b) (c)...........    40,000       1,090

                                                        12,517

Utilities -- Natural Gas (5.1%):
Keyspan Corp. (c).......................   130,750       4,601
MCN Energy Group, Inc...................    95,000       2,339
Utilicorp United, Inc. (c)..............   153,000       4,064

                                                        11,004

Utilities -- Telecommunications (3.7%):
Broadwing, Inc. (b).....................   173,000       4,887
CenturyTel, Inc.........................    79,680       3,068

                                                         7,955

Wireless Communications (1.0%):
Nextel Partners, Inc., Class A (b)......    84,600       2,073

Total Common Stocks Cost ($170,078)                    207,169


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Securities Purchased With Cash Collateral (24.4%)

Investment Companies (4.2%):
AIM Short Term Prime Obligations Fund...    22,042    $     22
AIM Liquid Assets Portfolio............. 3,455,725       3,456
Merrimac Cash Fund...................... 5,566,870       5,567

                                                         9,045

Time Deposits (1.6%):
PNC Bank, 6.56%, 11/1/00................ $   1,670    $  1,670
National City Bank, 6.50%, 11/1/00......     1,670       1,670

                                                         3,340

Repurchase Agreements (18.6%):
First Union, 6.78%, 11/1/00
  (Collateralized by $8,248
  MBNA, 6.30%, 12/15/05,
  market value $8,240)..................     8,000       8,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $13,036
  various Corporate Bonds,
  4.94%-9.25%,
  6/8/01-6/1/37,
  market value $13,337).................     9,000       9,000
Lehman Brothers, 6.78%, 11/1/00
  (Collateralized by 340,013 shares
  of various Equity Securities,
  market value $8,424)..................     8,000       8,000
Morgan Stanley Dean Witter, 6.73%, 11/1/00
  (Collateralized by $9,849
  Barnett Capital, 0.01%, 2/1/27,
  market value $9,360)..................     9,000       9,000
Prudential-Bache, 6.75%, 11/1/00
  (Collateralized by $6,180
  Rabobank, 6.58%, 10/24/01,
  market value $6,180)..................     6,000       6,000

                                                        40,000

Total Securities Purchased
With Cash Collateral (Cost $52,385)                     52,385

Total Investments (Cost $230,622) (a) -- 124.8%        267,713

Liabilities in excess of other assets -- (24.8)%      (53,287)

TOTAL NET ASSETS -- 100.0%                            $214,426

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2,193. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $42,229
    Unrealized depreciation                             (7,331)
    Net unrealized appreciation                        $34,898

(b) Non-income producing securities.

(c) All or a portion of this security was loaned as of October 31, 2000.

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                 Schedule of Investments
Small Company Opportunity Fund                October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Commercial Paper (5.0%)

Household Finance, 6.66%, 11/1/00         $  6,257    $  6,257

Total Commercial Paper (Cost $6,257)                     6,257

Common Stocks (94.9%)

Aerospace/Defense (1.5%):
Triumph Group, Inc. (b)                     55,000       1,870

Aerospace/Defense Equipment (0.6%):
Curtiss-Wright Corp.                        16,425         774

Airlines (0.7%):
Mesaba Holdings, Inc. (b)                   83,000         897

Apparel (1.8%):
Gildan Activewear, Inc., Class A (b) (c)    65,000       2,259

Apparel/Footwear (3.3%):
Timberland Co. (b)                          80,000       4,130

Applications Software (0.9%):
Progress Software Corp. (b)                 70,000       1,107

Automotive Parts (0.8%):
Borg-Warner Automotive, Inc. (c)            25,000         944

Banks (8.6%):
Chittenden Corp.                            70,000       1,859
GBC Bancorp                                 30,000         956
Greater Bay Bancorp (c)                     24,400         795
HUBCO, Inc.                                 67,100       1,501
M & T Bank Corp.                            25,000       1,255
Mercantile Bankshares Corp.                 57,000       2,144
Old Kent Financial Corp.                    37,800       1,047
Provident Financial Group, Inc. (c)         38,000       1,150

                                                        10,707

Building Materials (9.8%):
ABM Industries, Inc. (c)                    91,000       2,541
D.R. Horton, Inc. (c)                       87,200       1,613
Dycom Industries, Inc. (b) (c)              40,000       1,505
Genlyte Group, Inc. (b)                     55,000       1,423
LSI Industries, Inc.                        85,000       1,594
NCI Building Systems, Inc. (b)              65,000       1,012
Southdown, Inc.                             35,000       2,481

                                                        12,169

Chemicals (1.3%):
Cambrex Corp. (c)                           40,000       1,598

Commercial Services (0.4%):
NCO Group, Inc. (b)                         20,000         438

Computers & Peripherals (1.8%):
Affiliated Computer
  Services, Inc. (b) (c)                    40,000       2,228

Consulting Services (1.1%):
Maximus, Inc. (b)                           54,900       1,348

Data Processing/Management (1.1%):
Group 1 Software, Inc. (b)                  60,110       1,383

Distribution/Wholesale (2.9%):
Advanced Marketing Services, Inc........   125,000    $  2,250
United Stationers, Inc. (b).............    40,000       1,203
Watsco, Inc.............................    18,200         171

                                                         3,624

Electronic & Electrical -- General (1.4%):
CTS Corp................................    40,000       1,718

Electronic Components/
  Instruments (7.5%):
APW Ltd. (b) (c)........................    60,000       2,771
C&D Technologies, Inc...................    70,000       4,139
Technitrol, Inc.........................    21,000       2,328

                                                         9,238

Financial & Insurance (1.2%):
Triad Guaranty, Inc. (b)................    50,000       1,453

Financial Services (4.1%):
AmeriCredit Corp. (b)...................   110,000       2,957
DVI, Inc. (b)...........................    88,000       1,474
Southwest Securities Group, Inc. (c)....    21,000         593

                                                         5,024

Food Products (1.6%):
Michael Foods, Inc......................    74,000       1,993

Human Resources (1.6%):
On Assignment, Inc. (b).................    80,000       2,015

Insurance -- Multi-Line (1.2%):
Protective Life Corp. (c)...............    63,000       1,457

Machine -- Diversified (1.0%):
Thomas Industries, Inc..................    60,000       1,260

Medical -- Hospital Services (4.2%):
Universal Health Services, Inc. (b).....    50,000       4,194
Zebra Technologies Corp., Class A (b)...    22,000         964

                                                         5,158

Medical Equipment & Supplies (1.9%):
Cooper Cos., Inc........................    65,000       2,324

Medical -- Drugs (5.1%):
Alpharma, Inc., Class A (c).............    30,000       1,164
Barr Laboratories, Inc. (b) (c).........    40,000       2,525
Medicis Pharmaceutical, Class A (b).....    36,000       2,651

                                                         6,340

Metals -- Fabrication (1.4%):
Mueller Industries, Inc. (b)............    75,000       1,748

Networking Products (1.4%):
Anixter International, Inc. (b).........    30,000         728
Cable Design Technologies Corp. (b).....    45,000       1,037

                                                         1,765

Oil & Gas Exploration,
  Production & Services (3.3%):
Cross Timbers Oil Co....................    60,000       1,129
Houston Exploration Co. (b).............    39,900         898
Noble Affiliates, Inc...................    28,000       1,027
Vintage Petroleum, Inc. (c).............    47,000         993

                                                         4,047

                      See notes to financial statements.

Small Company Opportunity Fund                October 31, 2000

(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Physical Therapy (0.8%):
Rehabcare Group, Inc. (b)...............    23,000    $    993

Real Estate Investment Trusts (3.6%):
Amli Residential Properties Trust.......    50,000       1,156
Bedford Property Investors, Inc.........    60,000       1,181
Cousins Properties, Inc.................    25,500         663
National Golf Properties, Inc...........    75,000       1,491

                                                         4,491

Restaurants (1.4%):
O'Charley's, Inc. (b)...................   120,000       1,755

Retail -- Discount (1.5%):
BJ's Wholesale Club, Inc. (b) (c).......    55,000       1,812

Retail -- Specialty Stores (1.0%):
Barnes & Nobles, Inc. (b)...............    64,000       1,208

Savings & Loans (6.1%):
Andover Bancorp, Inc....................    50,000       1,500
Downey Financial Corp...................    19,000         907
ITLA Capital Corp. (b)..................   130,000       1,893
PFF Bancorp, Inc........................    60,000       1,110
Roslyn Bancorp, Inc.....................   100,000       2,169

                                                         7,579

Semiconductors (1.2%):
Actel Corp. (b).........................    23,000         842
General Semiconductor, Inc. (b) (c).....    55,000         629

                                                         1,471

Steel Producers (1.4%):
Reliance Steel & Aluminum Co............    75,000       1,781

Telecommunications -- Equipment (1.5%):
Anaren Microwave, Inc. (b)..............    18,000       1,872

Trucking & Leasing (2.9%):
Forward Air Corp. (b)...................    64,000       2,632
US Freightways Corp.....................    35,000         901

                                                         3,533

Total Common Stocks (Cost $78,875)                     117,511

Securities Purchased With Cash Collateral (14.8%)

Investment Companies (2.0%):
AIM Short Term Prime Obligations Fund...     5,978           6
AIM Liquid Assets Portfolio.............   937,290         937
Merrimac Cash Fund...................... 1,509,891       1,510

                                                         2,453

Time Deposits (0.7%):
PNC Bank, 6.56%, 11/1/00................  $    453         453
National City Bank, 6.50%, 11/1/00......       453         453

                                                           906


                                         Principal      Market
Security Description                        Amount       Value

Repurchase Agreements (12.1%):
First Union, 6.78%, 11/1/00
  (Collateralized by $3,212
  Highwoods/Forsyth, 7.00%, 12/1/06,
  Excel Realty Trust, 6.88%, 10/15/04,
  market value $3,090)..................  $  3,000    $  3,000
Goldman Sachs, 6.71%, 11/1/00
  (Collateralized by $5,551
  various Corporate Bonds,
  6.38%-8.70%,
  6/15/05-5/1/30,
  market value $5,414)..................     3,000       3,000
Lehman Brothers, 6.78%, 11/1/00
  (Collateralized by 138,475 shares
  of various Equity Securities,
  market value $3,207)..................     3,000       3,000
Merrill Lynch, 6.75%, 11/1/00
  (Collateralized by $3,358
  various Corporate Bonds,
  0.00%-9.38%,
  11/15/05-2/1/30,
  market value $3,095)..................     3,000       3,000
Morgan Stanley Dean Witter,
  6.73%, 11/1/00
  (Collateralized by $3,221
  Lehman Brothers, 7.88%, 8/15/10,
  market value $3,205)..................     3,000       3,000

                                                        15,000
Total Securities Purchased
With Cash Collateral (Cost $18,359)                     18,359

Total Investments (Cost $103,491) (a) -- 114.7%        142,127

Other liabilities in excess of assets -- (14.7)%      (18,183)

TOTAL NET ASSETS -- 100.0%                            $123,944

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $42,952
    Unrealized depreciation                             (4,316)
    Net unrealized appreciation                        $38,636

(b) Non-income producing securities.

(c) All or a portion of the security was on loan as of October 31, 2000

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
International Growth Fund                     October 31, 2000
(Amounts in Thousands, Except Shares)

Commercial Paper (5.7%)

United States (5.7%):
Household Finance Corp.,
  6.66%, 11/1/00........................  $ 10,007    $ 10,007

Total Commercial Paper (Cost $10,007)                   10,007

Common Stocks (93.0%)

Argentina (0.1%):
Diversified (0.1%):
PC Holdings SA, Class B.................    92,000         132

Total Argentina                                            132

Australia (1.6%):
Banks (0.4%):
National Australia Bank Ltd.............    22,200         308
Westpac Banking Corp....................    53,749         366

                                                           674

Financial Services (0.1%):
Lend Lease Corp. Ltd....................    16,372         192

Health Care (0.0%):
Gradipore Ltd. (b)......................    22,835          61

Insurance -- Multi-Line (0.1%):
AMP Ltd.................................    15,550         140

Mining (0.2%):
Broken Hill Proprietary Ltd.............    32,026         310

Multimedia (0.3%):
News Corp. Ltd..........................    21,189         222
News Corp. Ltd., Preferred..............    33,200         297

                                                           519

Oil & Gas Exploration,
  Production & Services (0.1%):
Woodside Petroleum Ltd..................    23,200         170

Pharmaceuticals (0.1%):
FH Faulding & Co. Ltd...................    42,500         225

Software & Computer Services (0.1%):
Securenet Ltd. (b)......................    22,000          95

Steel (0.0%):
Onesteel Ltd. (b).......................     8,007           4

Utilities -- Telecommunications (0.2%):
Telstra Corp. Ltd.......................   120,431         393

Total Australia                                          2,783

Belgium (0.4%):
Pharmaceuticals (0.4%):
UCB SA..................................    18,460         657

Total Belgium                                              657

Brazil (1.3%):
Commercial Banking (0.2%):
Unibanco, GDR...........................    17,000         429

Food Distributors,
  Supermarkets & Wholesalers (0.4%):
Companhia Brasileira de Distribuicao
  Grupo Pao de Acucar, ADR..............    18,000         641


                                                        Market
Security Description                        Shares       Value

Utilities -- Electric (0.3%):
CIA Paranese de Energia, ADR............    61,000    $    553

Utilities -- Telecommunications (0.4%):
Telecomunicacoes
  Brasileiras SA, ADR ..................     6,000           0
Telecomunicacoes
  Brasileiras-Telebras SA, ADR..........     9,800         718

                                                           718

Total Brazil                                             2,341

Britain (16.1%):
Advertising (0.5%):
WPP Group PLC...........................    62,650         843

Banks (2.9%):
Barclays PLC............................    36,300       1,038
HSBC Holdings PLC.......................   177,500       2,531
Royal Bank of Scotland Group PLC........    42,850         964
Standard Chartered PLC..................    32,650         472

                                                         5,005

Building Materials (0.4%):
CRH PLC.................................    46,700         714

Computers & Peripherals (0.5%):
Sema Group PLC..........................    63,300         802

Food Distributors, Supermarkets
  & Wholesalers (0.9%):
Tesco PLC...............................   404,000       1,543

Household Products (0.4%):
Reckitt Benckiser PLC...................    53,300         701

Newspapers (1.0%):
Pearson PLC.............................    65,299       1,758

Oil & Gas Exploration,
  Production & Services (3.0%):
British Petroleum Co. PLC...............   454,959       3,862
Centrica PLC............................   467,178       1,617

                                                         5,479

Pharmaceuticals (2.2%):
Glaxo Wellcome PLC......................    76,500       2,201
Smithkline Beecham PLC..................   125,681       1,626

                                                         3,827

Telecommunications (2.9%):
Vodafone Airtouch PLC................... 1,227,798       5,122

Telecommunications -- Equipment (0.5%):
Marconi PLC (b).........................    67,000         846

Utilities -- Telecommunications (0.9%):
British Telecommunications PLC..........    69,640         818
Cable & Wireless PLC....................    50,640         719

                                                         1,537

Total Britain                                           28,177

Canada (6.1%):
Diversified (2.6%):
Bombadier, Inc., Class B................   289,000       4,532

Insurance -- Multi-Line (0.5%):
Sun Life Financial Services (b).........    40,000         825

                      See notes to financial statements.

International Growth Fund                     October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Oil & Gas Exploration,
  Production & Services (0.8%):
Suncor Energy, Inc......................    73,000    $  1,422

Telecommunications -- Equipment (2.2%):
Nortel Networks Corp....................    86,000       3,891

Total Canada                                            10,670

Chile (0.2%):
Utilities -- Electric (0.2%):
Endesa, ADR.............................    34,000         357

Total Chile                                                357

Denmark (0.4%):
Telecommunications (0.4%):
Tele Danmark AS.........................    15,370         726

Total Denmark                                              726

Finland (2.4%):
Commercial Banking (0.9%):
Nordic Baltic Holding, FDR..............   204,162       1,540

Telecommunications -- Equipment (1.5%):
Nokia OYJ...............................    64,755       2,662

Total Finland                                            4,202

France (11.1%):
Automotive (0.5%):
Renault SA..............................    17,730         881

Beverages (0.1%):
Louis Vuitton Moet Hennessy.............     2,860         208

Commercial Services (1.0%):
Vivendi.................................    25,265       1,814

Computers & Peripherals (0.6%):
Cap Gemini SA...........................     6,970       1,111

Electronic & Electrical -- General (0.9%):
Rexel...................................     6,800         473
Thomson Multimedia......................    22,600       1,034

                                                         1,507

Food -- Retail (1.4%):
Carrefour Supermarche...................    25,370       1,701
Economiques du Casino Guichard
  Perrachon SA..........................     7,660         668

                                                         2,369

Insurance (0.3%):
AXA SA..................................     4,441         587

Machinery & Engineering (0.3%):
Schneider Electric SA...................     8,425         548

Oil & Gas Exploration,
  Production & Services (1.6%):

Total Fina SA, Class B..................    19,130       2,734

Pharmaceuticals (0.6%):
Aventis SA..............................    15,519       1,118

Retail -- Department Stores (0.9%):
Pinault-Printemps-Redoute SA............     9,026       1,609


                                                        Market
Security Description                        Shares       Value

Semiconductors (0.8%):
STMicroelectronics NV...................    27,020    $  1,362

Telecommunications -- Equipment (1.5%):
Alcatel.................................    42,330       2,580

Utilities -- Telecommunications (0.6%):
France Telecom SA.......................    10,220       1,067

Total France                                            19,495

Germany (6.3%):
Automotive (0.4%):
Volkswagen AG...........................    15,370         767

Banks (0.4%):
Deutsche Bank AG, Registered............     9,000         729

Insurance (2.1%):
Allianz AG, Registered..................     6,900       2,342
Muenchner Rueckver AG...................     3,943       1,243

                                                         3,585

Manufacturing -- Miscellaneous (1.4%):
Siemens AG, Registered..................    10,140       1,290
Veba AG.................................    19,998       1,015

                                                         2,305

Medical Equipment & Supplies (0.5%):
Fresenius AG, Preferred.................     3,550         874

Software & Computer Services (1.1%):
SAP AG..................................     9,754       1,595
SAP AG, Preferred.......................     1,770         358

                                                         1,953

Telecommunications (0.4%):
Deutsche Telekom AG.....................    20,270         729

Total Germany                                           10,942

Greece (0.5%):
Banks (0.2%):
Alpha Credit Bank.......................     7,750         286

Beverages (0.1%):
Hellenic Bottling Co. SA................    22,000         300

Utilities -- Telecommunications (0.2%):
Hellenic Telecommunications
  Organization SA, ADR..................    34,000         298

Total Greece                                               884

Hong Kong (1.8%):
Banks (0.3%):
Hang Seng Bank..........................    41,400         487

Broadcasting & Television (0.1%):
Television Broadcasts Ltd...............    34,000         186

Diversified (0.6%):
Guoco Group Ltd.........................    62,000         155
Hutchison Whampoa Ltd...................    54,000         671

                                                           826

Investment Company (0.1%):
HSBC Holdings PLC.......................    14,800         206

                      See notes to financial statements.

International Growth Fund                     October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Petrochemicals (0.0%):
Shanghai Petrochemical Ltd..............   458,000    $     46

Printing (0.0%):
Next Media Ltd. (b).....................   816,000          41

Real Estate (0.3%):
Cheung Kong Holdings Ltd................    13,000         144
Sun Hung Kai Properties Ltd.............    39,000         322

                                                           466

Retail (0.1%):
Giordano International Ltd..............   368,000         216

Telecommunications (0.3%):
China Mobile Ltd. (b)...................    70,000         451
China Unicom Ltd. (b)...................    32,000          64
Pacific Century Cyberworks Ltd. (b).....    98,181          76

                                                           591

Utilities -- Electric (0.0%):
Shandong International Power Dev. Co.-H.   392,000          61

Total Hong Kong                                          3,126

Hungary (0.1%):
Utilities -- Telecommunications (0.1%):
Matav Rt................................    43,000         191

Total Hungary                                              191

India (0.2%):
Software & Computer Services (0.2%):
Silverline Technologies Ltd., ADR (b)...    24,200         360

Total India                                                360

Ireland (0.2%):
Building Materials (0.2%):
CRH PLC.................................    23,380         354

Total Ireland                                              354

Israel (0.4%):
Banks (0.3%):
Bank Leumi-Le Israel....................   220,000         432

Software & Computer Services (0.1%):
Magic Software Enterprises Ltd. (b).....    34,000         198

Total Israel                                               630

Italy (2.9%):
Financial Services (0.4%):
San Paolo-IMI SPA.......................    48,550         786

Insurance (1.1%):
Assicurazioni Generali..................    57,965       1,904

Oil-Integrated Companies (0.4%):
ENI SPA.................................   141,000         763

Utilities -- Telecommunications (1.0%):
Telecom Italia Mobile SPA...............   112,900         958
Telecom Italia SPA......................    64,778         750

                                                         1,708

Total Italy                                              5,161


                                                        Market
Security Description                        Shares       Value

Japan (20.2%):
Automotive (1.7%):
Nissan Motor Co. Ltd. (b)...............   110,000    $    755
Toyota Motor Corp.......................    56,000       2,236

                                                         2,991

Banks (1.2%):
Bank of Tokyo-Mitsubishi Ltd............    86,000       1,031
The Sakura Bank Ltd.....................    40,000         291
The Sumitomo Bank Ltd...................    67,000         813

                                                         2,135

Brewery (0.5%):
Kirin Brewery Co. Ltd...................    82,000         855

Broadcasting & Television (0.4%):
Fuji Television Network, Inc............        60         659

Brokerage Services (0.5%):
Nomura Securities Co. Ltd...............    40,000         848

Building Materials (0.3%):
Asahi Glass Co. Ltd.....................    53,000         544

Chemical -- Specialty (0.6%):
Kaneka Corp.............................   101,000         981

Chemicals -- General (0.6%):
Nitto Denko Corp........................    24,000         811
Shin-Etsu Chemical Co...................     6,000         246

                                                         1,057

Computers & Peripherals (0.5%):
Fujitsu Ltd.............................    49,000         872

Construction (0.4%):
Nippon Comsys Corp......................    38,000         731

Cosmetics & Related (0.8%):
KAO Corp................................    45,000       1,348

Electronic & Electrical -- General (4.6%):
Canon, Inc..............................    26,000       1,031
Fanuc...................................    11,000         987
Matsushita Electric Industrial Co. Ltd..    57,000       1,656
Murata Manufacturing Co. Ltd............     6,000         718
NEC Corp................................    24,000         457
Ricoh Co. Ltd...........................    41,000         631
Sanyo Electric Co. Ltd..................    32,000         243
Secom...................................     7,500         534
Sony Corp...............................    14,200       1,134
TDK Corp................................     3,000         302
Toshiba Corp............................    68,000         486

                                                         8,179

Financial Services (0.4%):
Daiwa Securities Group, Inc.............    29,000         321
Orix Corp...............................     3,000         315

                                                           636

Machinery & Equipment (0.6%):
Daifuku Co. Ltd.........................    43,000         354
Makino Milling Machine Co...............   110,000         771

                                                         1,125

                      See notes to financial statements.

International Growth Fund                     October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Machinery -- Electrical (0.4%):
SMC Corp................................     5,000    $    707

Medical Supplies (0.1%):
Hoya Corp...............................     3,000         248

Paper and Forest Products (0.4%):
Hokuetsu Paper Mills Ltd................    46,000         321
Rengo Co. Ltd...........................    70,000         330

                                                           651

Pharmaceuticals (1.6%):
Taisho Pharmaceutical Co. Ltd...........    25,000         719
Takeda Chemical Industries..............    25,000       1,646
Yamanouchi Pharmaceutical Co. Ltd.......    11,000         498

                                                         2,863

Photography (0.1%):
Fuji Photo Film Co. Ltd.................     6,000         223

Real Estate (0.1%):
Mitsui Fudosan Co. Ltd..................    18,000         218

Retail (0.4%):
Fast Retailing Co. Ltd..................     2,200         541
Ryohin Keikaku Ltd......................     2,000         101

                                                           642

Retail -- Department Stores (0.3%):
Marui Co. Ltd...........................    35,000         516

Semiconductors (0.6%):
Rohm Co. Ltd............................     4,000       1,008

Steel (0.3%):
Hitachi Metals Ltd......................    62,000         474

Television (0.2%):
Tokyo Broadcasting System, Inc..........     7,000         274

Transportation (0.4%):
East Japan Railway Co...................       118         678

Utilities -- Electric (0.4%):
Tokyo Electric Power Co., Inc...........    27,000         655

Utilities -- Telecommunications (1.3%):
Nippon Telegraph & Telephone Corp.......       193       1,755
NTT Data Corp...........................        24         187
NTT Mobile Communications
  Network, Inc..........................        13         320

                                                         2,262

Wire & Cable Products (0.5%):
Sumitomo Electric Industries Ltd........    34,000         627
The Furukawa Electric Co. Ltd...........    10,000         263

                                                           890

Total Japan                                             35,270

Malaysia (0.4%):
Automotive (0.3%):
Oriental Holdings Berhad................   440,000         533

Commercial Banking (0.0%):
AMMB Holdings Berhad....................    12,000          13


                                                        Market
Security Description                        Shares       Value

Entertainment (0.0%):
Resorts World Behard....................    24,000    $     42

Telecommunications (0.1%):
Telekom Malaysia........................    50,000         154

Total Malaysia                                             742

Mexico (0.8%):
Financial Services (0.3%):
Grupo Financiero Bancomer, Class O (b)..   770,000         475

Retail (0.2%):
Controladora Comercial Mexicana SA......   380,000         425

Telecommunications -- Equipment (0.3%):
Telefonos De Mexico SA, Series L........   215,000         580

Total Mexico                                             1,480

Netherlands (7.4%):
Banks (0.8%):
ING Groep NV............................    20,900       1,434

Chemicals -- General (0.6%):
Akzo Nobel NV...........................    24,802       1,128

Electronic
  Components/Instruments (0.5%):
Philips Electronics NV..................    22,890         899

Financial Services (0.6%):
Fortis NV...............................    36,570       1,116

Food & Dairy Products (0.7%):
Numico NV...............................    24,900       1,163

Food Products (0.3%):
Unilever NV.............................     9,400         471

Food -- Retail (0.9%):
Koninklijke Ahold NV....................    51,560       1,495

Insurance (0.5%):
Aegon NV................................    24,200         960

Newspapers (0.5%):
VNU NV..................................    20,300         955

Oil & Gas Exploration,
  Production & Services (2.0%):
Royal Dutch Petroleum Co................    56,202       3,329

Total Netherlands                                       12,950

New Zealand (0.3%):
Airline Servicing (0.0%):
Auckland International Airport Ltd......   145,300         164

Household Goods -- Appliances,
  Furnishings & Electronics (0.1%):
Fisher & Paykel Industries Ltd..........    37,000         106

Oil & Gas Exploration,
  Production & Services (0.1%):
Fletcher Challenge Energy...............    28,970          95

Telecommunications (0.1%):
Telecom Corp. of New Zealand Ltd........    72,836         161

Total New Zealand                                          526

                      See notes to financial statements.

International Growth Fund                     October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Norway (0.5%):
Environmental Control (0.5%):
Tomra Systems ASA.......................    23,950    $    961

Total Norway                                               961

Philippines (0.0%):
Banks (0.0%):
Bank of Phillippine Islands.............    71,875          74

Total Philippines                                           74

Poland (0.1%):
Oil-Integrated Companies (0.1%):
Polski Koncern Naftowy..................    23,000          88

Total Poland                                                88

Russia (0.2%):
Oil & Gas Transmission (0.1%):
OAO Gazprom, ADR........................    22,000         178

Oil-Integrated Companies (0.1%):
Lukoil Holding, ADR.....................     2,100         112

Total Russia                                               290

Singapore (0.8%):
Airlines (0.1%):
Singapore Airlines Ltd..................    22,000         221

Banks (0.4%):
DBS Group Holdings Ltd..................    14,000         165
Overseas-Chinese Banking Corp...........    56,450         360

                                                           525

Engineering (0.1%):
Singapore Technologies Engineering Ltd..   128,000         206

Medical Services -- Hospital
  Management & Nursing Homes (0.0%):
Parkway Holdings........................    33,000          68

Real Estate (0.1%):
City Developments Ltd...................    27,000         125

Transportation (0.1%):
Neptune Orient Lines (b)................   182,218         154
SMRT Corp. Ltd. (b).....................   200,000          79

                                                           233

Total Singapore                                          1,378

South Africa (0.8%):
Banks (0.2%):
ABSA Group Ltd..........................   106,000         360

Computers & Peripherals (0.2%):
Datatec Ltd. (b)........................    52,000         327

Diversified (0.2%):
Remgro Ltd. (b).........................    63,000         385

Mining (0.2%):
Anglo American Platinum Corp............    11,000         413

Total South Africa                                       1,485


                                                        Market
Security Description                        Shares       Value

South Korea (0.4%):

Electronic & Electrical -- General (0.1%):
Samsung Electronics, GDR................     3,880    $    286
Samsung Electronics, GDR (c)............       270          20

                                                           306

Telecommunications -- Equipment (0.2%):
Korea Telecom, ADR......................     7,600         280

Utilities -- Electric (0.1%):
Korea Electric Power Corp., ADR.........    12,150         148

Total South Korea                                          734

Spain (2.0%):
Banks (0.8%):
Banco Bilbao Vizcaya SA.................    54,560         726
Banco Santander Central Hispano SA......    66,110         640

                                                         1,366

Utilities -- Electric (0.4%):
Empresa Nacional de Electricidad SA.....    37,700         614

Utilities -- Telecommunications (0.8%):
Telefonica SA (b).......................    81,400       1,550

Total Spain                                              3,530

Sweden (1.7%):
Insurance (0.6%):
Skandia Forsakrings AB..................    64,758       1,095

Telecommunications -- Equipment (1.1%):
Ericsson AB.............................   143,575       1,906

Total Sweden                                             3,001

Switzerland (4.4%):
Banks (0.6%):
Credit Suisse Group, Registered.........     5,915       1,109

Commercial Services (0.4%):
Adecco SA, Registered...................       975         674

Engineering (0.3%):
ABB Ltd.................................     5,458         485

Food Processing & Packaging (0.4%):
Nestle SA, Registered...................       318         659

Insurance -- Multi-Line (0.4%):
Zurich Financial Services AG............     1,400         677

Pharmaceuticals (1.9%):
Novartis AG, Registered.................     1,470       2,229
Roche Holding AG........................       122       1,114

                                                         3,343

Retail (0.4%):
Compagnie Financiere Richemont AG.......       265         737

Total Switzerland                                        7,684

                      See notes to financial statements.

International Growth Fund                     October 31, 2000

(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Taiwan (0.5%):
Computers & Peripherals (0.1%):
Asustek Computer, Inc., GDR (c).........    26,171    $    130

Semiconductors (0.1%):
Taiwan Semiconductor, ADR (b)...........    10,497         238

Steel -- Producers (0.1%):
China Steel Corp., ADR (c)..............     7,620          88

Textile Manufacturing (0.2%):
Far Eastern Textile, GDR (b) (c)........    43,286         351

Total Taiwan                                               807

Thailand (0.0%):
Financial Services (0.0%):
ABN Amro Asia Securities PCL............    54,100          23

Total Thailand                                              23

Turkey (0.3%):
Banks (0.1%):
Yapi ve Kredi Bankasi AS (b)............14,300,272         124

Diversified (0.0%):
Koc Holding AS.......................... 2,300,000         146

Home Furnishings (0.1%):
Vestel Elektronik Sanayi (b)............   560,000         115

Investment Company (0.1%):
Dogan Yayin Holding (b).................11,000,000         143

Total Turkey                                               528

United States (0.1%):
Medical Equipment & Supplies (0.1%):
Resmed, Inc., GDR (b)...................    47,700         128

Total United States                                        128

Total Common Stocks (Cost $156,670)                    162,867


                                         Principal      Market
Security Description                        Amount       Value

Convertible Bonds (0.6%)

Banks (0.6%):
Mitsubishi Bank International Finance
  Bermuda, 3.00%, 11/30/02..............  $    943     $   976

Total Convertible Bonds (Cost $943)                        976

Total Investments (Cost $167,620) (a) -- 99.3%         173,850

Other assets in excess of liabilities -- 0.7%            1,159

TOTAL NET ASSETS -- 100.0%                            $175,009

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of market to market adjustments for passive foreign investment companies and the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,767. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                            $18,903
    Unrealized depreciation                            (14,441)
    Net unrealized appreciation                        $ 4,462

(b) Non-income producing securities.

(c) 144A security which is restricted as to the resale to institutional investors.

ADR -- American Depository Receipts

FDR -- Federal Depository Receipts

GDR -- Global Depository Receipts

At October 31, 2000, the Fund's open forward foreign currency contracts were as follows:

                                                      Unrealized
                   Delivery     Contract  Market      Appreciation/
Currency           Date         Value     Value       Depreciation

Short Contracts:
British Pound      11/3/00      $326      $325        $1
Euro               11/2/00         3         3         0

Total Short
  Contracts                     $329      $328        $1

Long Contracts:
British Pound      11/3/00      $ 98      $ 98        $0

Total Long
  Contracts                     $ 98      $ 98        $0

                      See notes to financial statements.

THE VICTORY PORTFOLIOS                Schedules of Investments
Nasdaq-100 Index(R)                           October 31, 2000
(Amounts in Thousands, Except Shares)

                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Commercial Paper (25.1%)

General Electric Capital Corp.,
  6.64%, 11/1/00........................    $1,000      $1,000

Household Finance, 6.66%, 11/1/00.......       836         836

Total Commercial Paper (Cost $1,836)                     1,836

Common Stocks (81.0%)

Airlines (0.1%):
Northwest Airlines Corp., Class A (b)...       200           6

Automobiles (0.1%):
PACCAR, Inc.............................       246          10

Biotechnology (4.0%):
Amgen, Inc. (b).........................     1,381          80
Biogen, Inc. (b)........................       524          32
Chiron Corp. (b)........................       729          32
Genzyme Corp. (b).......................       306          22
Immunex Corp. (b).......................     1,986          84
MedImmune, Inc. (b).....................       646          42

                                                           292

Chemicals -- General (0.1%):
Sigma-Aldrich Corp......................       243           9

Commercial Services (1.6%):
Cintas Corp.............................       580          27
Concord EFS, Inc. (b)...................       694          29
Paychex, Inc............................     1,018          58
Quintiles Transnational Corp. (b).......       465           6

                                                           120

Computers & Peripherals (12.5%):
3Com Corp. (b)..........................       512           9
Adaptec, Inc. (b).......................       242           4
Apple Computer, Inc. (b)................     1,309          26
Cisco Systems, Inc. (b).................     8,138         438
Dell Computer Corp. (b).................     2,749          81
Network Appliance, Inc. (b).............       933         111
Sun Microsystems, Inc. (b)..............     2,215         246

                                                           915

Distribution/Wholesale (0.3%):
Costco Wholesale Corp. (b)..............       678          25

Educational Services (0.1%):
Apollo Group, Inc. (b)..................       201           8

Electronic & Electrical --
  General (1.2%):
Gemstar-TV Guide International, Inc. (b)     1,237          85

Electronics (4.2%):
American Power Conversion (b)...........       735          10
JDS Uniphase Corp. (b)..................     2,845         231
Molex, Inc..............................       277          15
Sanmina Corp. (b).......................       464          53

                                                           309

Forest Products --
  Lumber & Paper (0.1%):
Smurfit-Stone Container Corp. (b).......       689           9


                                                        Market
Security Description                        Shares       Value

Health Care (0.0%):
PacifiCare Health Systems, Inc. (b).....        90      $    1

Internet Business Services (1.8%):
Ariba, Inc. (b).........................       673          86
CMGI, Inc. (b)..........................       909          15
eBay, Inc. (b)..........................       569          29

                                                           130

Internet Content (0.2%):
CNET Networks, Inc. (b).................       434          14

Internet Service Provider (0.8%):
At Home Corp., Series A (b).............       836           9
Terra Networks, S.A.....................       157           4
Yahoo, Inc. (b).........................       758          44

                                                            57

Internet Services/Software (1.8%):
Amazon.Com, Inc. (b)....................       677          25
BroadVision, Inc. (b)...................       830          25
RealNetworks, Inc. (b)..................       422           9
VereSign, Inc. (b)......................       526          69

                                                           128

Machine -- Diversified (0.9%):
Applied Materials, Inc. (b).............     1,208          64

Medical Supplies (0.3%):
Biomet, Inc.............................       689          25

Networking Products (1.8%):
Juniper Networks, Inc. (b)..............       656         128

Office Equipment & Supplies
  (Non-Computer Related) (0.2%):
Staples, Inc. (b).......................       900          13

Office furniture (0.1%):
Herman Miller, Inc......................       175           5

Radio & Television (1.1%):
Adelphia Communications Corp.,
  Class A (b)...........................       376          12
Comcast Corp.,
  Class A Special Shares (b)............     1,237          51
USA Networks, Inc. (b)..................       992          20

                                                            83

Restaurants (0.5%):
Starbucks Corp. (b).....................       745          33

Retail -- Discount (0.2%):
Dollar Tree Stores, Inc. (b)............       275          11

Retail -- Specialty Stores (0.4%):
Bed Bath & Beyond, Inc. (b).............     1,097          28

Semiconductors (14.6%):
Altera Corp. (b)........................     1,618          66
Applied Micro Circuits Corp. (b)........       822          63
Atmel Corp. (b).........................       973          15
Broadcom Corp., Class A (b).............       300          67
Conexant Systems, Inc. (b)..............       706          19
Intel Corp..............................     7,613         340
KLA-Tencor Corp. (b)....................       649          22

                      See notes to financial statements.

Nasdaq-100 Index(R)                           October 31, 2000
(Amounts in Thousands, Except Shares)

                                                        Market
Security Description                        Shares       Value

Linear Technology Corp..................     1,208      $   78
Maxim Integrated Products, Inc. (b).....     1,143          76
Microchip Technology, Inc. (b)..........       286           9
PMC-Sierra, Inc. (b)....................       501          84
QLogic Corp. (b)........................       264          26
RF Micro Devices, Inc. (b)..............       524          10
SDL, Inc. (b)...........................       254          66
Vitesse Semiconductor Corp. (b).........       559          39
Xilinx, Inc. (b)........................     1,252          90

                                                         1,070

Software & Computer Services (18.5%):
Adobe Systems, Inc......................       675          51
BMC Software, Inc. (b)..................       538          11
Citrix Systems, Inc. (b)................       635          14
Compuware Corp. (b).....................       645           5
Electronic Arts, Inc. (b)...............       375          19
Fiserv, Inc. (b)........................       442          23
I2 Technologies, Inc. (b)...............       605         103
Intuit, Inc. (b)........................       734          45
Legato Systems, Inc. (b)................       271           2
Microsoft Corp. (b).....................     5,856         403
Networks Associates, Inc. (b)...........       414           8
Novell, Inc. (b)........................     1,133          10
Oracle Corp. (b)........................     7,573         250
Parametric Technology Corp. (b).........     1,075          13
Peoplesoft, Inc. (b)....................     1,132          49
Siebel Systems, Inc. (b)................     1,524         160
Synopsys, Inc. (b)......................       229           8
VERITAS Software Corp. (b)..............     1,309         185

                                                         1,359

Telecommunications -- Satellite (0.7%):
Echostar Communications Corp.,
  Class A (b)...........................       692          32
PanAmSat Corp. (b)......................       581          19

                                                            51

Telecommunications -- Equipment (5.7%):
ADC Telecommunications, Inc. (b)........     2,913          62
Comverse Technology, Inc. (b)...........       489          55
Metromedia Fiber Network, Inc. (b)......     1,512          29
Qualcomm, Inc. (b)......................     2,878         187
Telefonaktiebolaget LM Ericsson AB......     3,421          47
Tellabs, Inc. (b).......................       674          34

                                                           414

Telecommunications --
  Services & Equipment (3.1%):
CIENA Corp. (b).........................       970         102
Global Crossing Ltd. (b)................     2,743          65
Level 3 Communications, Inc. (b)........       733          35
McLeodUSA, Inc. (b).....................     1,353          26

                                                           228


                                         Shares or
                                         Principal      Market
Security Description                        Amount       Value

Utilities -- Telecommunications (1.3%):
WorldCom, Inc. (b)......................     2,978      $   70
XO Communications, Inc. (b).............       789          27

                                                            97

Wireless Communications (2.7%):
Nextel Communications, Inc., Class A (b)     2,692         104
VoiceStream Wireless Corp. (b)..........       709          93

                                                           197

Total Common Stocks (Cost $6,443)                        5,924

Depositary Receipts (4.5%)

Nasdaq-100 Shares (b)...................     4,002         327

Total Depositary Receipts (Cost $322)                      327

U.S. Treasury Bills (3.0%)

6.01%, 12/14/00 (c).....................    $  220         218

Total U.S. Treasury Bills (Cost $218)                      218

Total Investments (Cost $8,819) (a) -- 113.6%            8,305

Liabilities in excess of other assets -- (13.6)%         (997)

TOTAL NET ASSETS -- 100.0%                              $7,308

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $47. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows (amounts in thousands):

    Unrealized appreciation                              $ 210
    Unrealized depreciation                               (760)
    Net unrealized depreciation                          $(550)

(b) Non-income producing securities

(c) Serves as collateral for futures contracts

                                               Number of      Market
                                               Contracts      Value

Nasdaq 100 Index,
   face amount expiring                        3              $990
     December 14, 2000

Total Futures Contracts (Cost $979)                           $990


                      See notes to financial statements.


                                           Statements of Assets and Liabilities
The Victory Portfolios                                         October 31, 2000
(Amounts in Thousands, Except Per Share Amounts)


                                                                                       Small                              Nasdaq-
                                                                       Special         Company         International      100
                                                                       Value           Opportunity     Growth             Index(R)
                                                                       Fund            Fund            Fund               Fund

ASSETS:
Investments, at value (Cost $190,622; $88,491;
  $167,620, & $8,819)                                                  $227,713        $127,127        $173,850           $8,305
Repurchase agreements at amortized cost                                  40,000          15,000              --               --
Cash                                                                         --              --              --               20
Interest and dividends receivable                                           148              73             121               --
Receivable from affiliates                                                    1               2              22                8
Receivable for capital shares issued                                         --              --               6                3
Receivable from brokers for investments sold                              1,660             262           3,521               69
Receivable for net variation margin on open futures contracts                --              --              --               58
Receivable for foreign exchange contracts                                    --              --               1               --
Reclaims receivable                                                          --              --             206               --
Prepaid expenses and other assets                                             9              63              11               23

         Total Assets                                                   269,531         142,527         177,738            8,486

LIABILITIES:
Payable for capital shares redeemed                                          --              --               5               --
Payable to brokers for investments purchased                              2,452               4           2,309             1163
Payable to custodian                                                         --              --             101               --
Payable for return of collateral received                                52,385          18,359              --               --
Accrued expenses and other payables:
     Investment advisory fees                                               138              65             206               --
     Administration fees                                                      5               1               4               --
     Custodian fees                                                           8               1              37                4
     Accounting fees                                                          2               4              --               --
     Transfer agent fees                                                     26              32              27                6
     Shareholder service fees -- Class A                                     40              10              10               --
     Shareholder service and 12b-1 fees -- Class G                           --              88              15                2
     Other                                                                   49              19              15                3

         Total Liabilities                                               55,105          18,583           2,729            1,178

NET ASSETS:
Capital                                                                 146,134          84,101         149,447            8,020
Accumulated net investment income (losses)                                   40              --            (114)              11
Net unrealized appreciation/depreciation
  from investments and futures                                           37,091          38,636           3,352             (503)
Net unrealized appreciation/depreciation from translation
  of assets and liabilities in foreign currencies                            --              --           2,848               --
Accumulated undistributed net realized gains (losses)
  from investment, futures and foreign currency transactions             31,161           1,207          19,476             (220)

         Net Assets                                                    $214,426        $123,944        $175,009           $7,308

Net Assets
     Class A                                                           $214,293        $ 28,545        $139,389           $3,132
     Class G                                                                133          95,399          35,620            4,176

         Total                                                         $214,426        $123,944        $175,009           $7,308

Outstanding units of beneficial interest (shares)
     Class A                                                             13,377           1,084          10,043              339
     Class G                                                                  8           3,632           2,581              453

         Total                                                           13,385           4,716          12,624              792

Net asset value
     Redemption price per share -- Class A                             $  16.02        $  26.34        $  13.88           $ 9.23
     Redemption price per share -- Class G                             $  15.97        $  26.26        $  13.80           $ 9.22

Maximum sales charge -- Class A                                            5.75%           5.75%           5.75%            5.75%

Maximum offering price per share
  (100%/(100%-maximum sales charge) of net
  asset value adjusted to nearest cent) -- Class A                     $  17.00        $  27.95        $  14.73           $ 9.79


                      See notes to financial statements.


                                                       Statements of Operations
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                        Small                                             Nasdaq-
                                                                        Special         Company        International      100
                                                                        Value           Opportunity    Growth             Index(R)
                                                                        Fund            Fund           Fund               Fund<F1>

Investment Income:
Interest income                                                         $   377         $   162        $    557           $  17
Dividend income                                                           3,242           1,093           3,095              --
Securities lending                                                           39              25              --              --
Foreign tax withholding                                                      --              (2)           (287)             --

     Total Income                                                         3,658           1,278           3,365              17

Expenses:
Investment advisory fees                                                  1,705             793           2,301               6
Administration fees                                                         309             189             314               2
Shareholder service fees -- Class A                                         511              72             410              --
Shareholder service fees and 12b-1 fees -- Class B                            4              --               2              --
Shareholder service fees and 12b-1 fees -- Class G                           --             484             207               2
Accounting fees                                                              77              53              90              10
Custodian fees                                                               72              31             412               4
Legal and audit fees                                                         23              18              22               1
Trustees' fees and expenses                                                   5              --              16              --
Transfer agent fees                                                          79              23              87               6
Registration and filing fees                                                 60              38              33               7
Printing fees                                                                 8              17               7               1
Other                                                                        16               8              14               1

     Total Expenses                                                       2,869           1,726           3,915              40

Expenses voluntarily reduced by advisor                                     (28)           (131)           (114)             (8)

     Expenses before reimbursement from distributor                       2,841           1,595           3,801              32
     Expenses reimbursed by distributor                                    (104)             --              (7)            (24)

     Net Expenses                                                         2,737           1,595           3,794               8

Net Investment Income (Loss)                                                921            (317)           (429)              9

Realized/Unrealized Gains (Losses)
  from Investments and Foreign Currencies:
Net realized gains (losses) from
  investment transactions and futures                                    31,954          13,667          20,223            (220)
Net realized gains (loss) from foreign currency transactions                 --              --            (846)             --
Net change in unrealized appreciation/depreciation
  from investments and futures                                           20,699          14,012         (31,015)           (503)
Net change in unrealized appreciation/depreciation from
  translation of assets and liabilities in foreign currencies                --              --             (24)             --

Net realized/unrealized gains (losses)
  from investments, futures and foreign currencies:                      52,653          27,679         (11,662)           (723)

Change in net assets resulting from operations                          $53,574         $27,362        $(12,091)          $(714)


<F1> Period August 1, 2000 (commencement of operations) through October 31, 2000.



                      See notes to financial statements.


The Victory Portfolios                      Statements of Changes in Net Assets
(Amounts in Thousands)


                                                                   Small                                              Nasdaq-
                                         Special                   Company                     International          100
                                         Value                     Opportunity                 Growth                 Index(R)
                                         Fund                      Fund                        Fund                   Fund

                                  Year        Year        Year        Period      Year       Year        Year         Period
                                  Ended       Ended       Ended       Ended       Ended      Ended       Ended        Ended
                                  October 31, October 31, October 31, October 31, March 31,  October 31, October 31,  October 31,
                                  2000        1999        2000        1999<F1>    1999       2000        1999         2000<F2>

From Investment Activities:
Operations:
     Net investment
       income (loss)              $     921   $   1,414   $   (317)   $   (311)   $     622  $    (429)  $    (517)   $    9
     Net realized
       gains (losses)
       from investment
       transactions                  31,954      12,285     13,667       1,814       (7,458)    20,223      21,931      (220)
     Net realized (losses)
       from foreign
       currency
       transactions                      --          --         --          --           --       (846)       (443)       --
     Net change in
       unrealized
       appreciation/
       depreciation
       from investments              20,699     (10,033)    14,012       2,716      (37,144)   (31,015)     25,042      (503)
     Net change in
       unrealized
       appreciation/
       depreciation from
       translation
       of assets
       and liabilities in
       foreign currencies                --          --         --          --           --        (24)         (6)       --

Change in net assets
  resulting from operations          53,574       3,666     27,362       4,219      (43,980)   (12,091)     46,007      (714)

Distributions to Shareholders:
     From net investment income
         Class A                       (960)     (1,724)        --          --           --         --          --        --
         Class G                         --          --         --          --         (890)        --          --        --
     From net
       realized gains
       from investment
       transactions                 (13,039)    (14,036)        --          --       (6,817)   (21,077)     (4,776)       --

Change in net assets
  from distributions
  to shareholders                   (13,999)    (15,760)        --          --       (7,707)   (21,077)     (4,776)       --

Capital Transactions:
     Proceeds from
       shares issued                 39,291      38,223     36,364      33,493      163,831    193,143     151,295     8,262
     Proceeds from
       shares exchanged
       from Class B                   1,190          --         --          --           --        938          --        --
     Proceeds from
       shares issued
       in connection
       with acquisition                  --          --         --          --       70,516         --      29,076        --
     Dividends reinvested            11,605      13,171         --          --        7,587     13,954       3,192        --
     Cost of shares redeemed       (109,648)   (154,595)   (96,796)    (71,046)    (175,583)  (186,074)   (172,483)     (240)
     Cost of shares
       exchanged
       to Class A                    (1,190)         --                                           (938)         --        --

Change in net assets
  from capital transactions         (58,752)   (103,201)   (60,432)    (37,553)      66,351     21,023      11,080     8,022

Change in net assets                (19,177)   (115,295)   (33,070)    (33,334)      14,664    (12,145)     52,311     7,308

Net Assets:
     Beginning of period            233,603     348,898    157,014     190,348      175,684    187,154     134,843        --

     End of period                $ 214,426   $ 233,603   $123,944    $157,014    $ 190,348  $ 175,009   $ 187,154    $7,308

Share Transactions:
     Issued                           2,749       2,803      1,553       1,512        6,944     12,169      10,645       816
     Issued in
       connection with
       exchange from
       Class B                           98                                                         55          --        --
     Issued in connection
       with acquisition                  --          --         --          --        3,124         --       2,363        --
     Reinvested                         878         993         --          --          305        880         228        --
     Redeemed                        (8,083)    (11,530)    (4,296)     (3,245)      (7,479)   (11,765)    (12,116)      (24)
     Redeemed in
       connection with
       exchange to
       Class A                         (101)                                                       (58)         --        --

Change in shares                     (4,459)     (7,734)    (2,743)     (1,733)       2,894      1,281       1,120       792


<F1> For the period April 1, 1999 through October 31, 1999.

<F2> For the period August 1, 2000 (commencement of operations) to October 31, 2000.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                     Special Value Fund

                                                                                                              Class G
                                                                 Class A Shares                               Shares

                                                                                                              December 21,
                                       Year          Year          Year          Year          Year           1999
                                       Ended         Ended         Ended         Ended         Ended          through
                                       October 31,   October 31,   October31,    October 31,   October 31,    October 31,
                                       2000          1999          1998          1997          1996           2000<F4>

Net Asset Value, Beginning of Period   $  13.09      $  13.64      $  16.68      $  14.15      $ 12.15        $12.48

Investment Activities
     Net investment income (loss)          0.06          0.07          0.09          0.10         0.12          0.02
     Net realized and
       unrealized gains
       (losses) on investments             3.68          0.04         (1.79)         3.50         2.33          3.51

         Total from
           Investment Activities           3.74          0.11         (1.70)         3.60         2.45          3.53

Distributions
     Net investment income                (0.06)        (0.08)        (0.09)        (0.12)       (0.11)        (0.04)
     Net realized gains                   (0.75)        (0.58)        (1.25)        (0.95)       (0.34)           --

         Total Distributions              (0.81)        (0.66)        (1.34)        (1.07)       (0.45)        (0.04)

Net Asset Value, End of Period         $  16.02      $  13.09      $  13.64      $  16.68     $  14.15        $15.97

Total Return (excludes
  sales charges)                          29.94%         0.80%       (11.22)%       27.05%       20.60%        28.34%<F2>

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $214,293      $232,272      $346,962      $420,020     $289,460        $  133
Ratio of expenses to
  average net assets<F7>                   1.32%         1.43%         1.40%         1.37%        1.37%         1.59%<F3>
Ratio of net investment income
  (loss) to average net assets<F7>         0.43%         0.51%         0.56%         0.65%        0.88%         0.08%<F3>
Ratio of expenses to
  average net assets<F1>                   1.38%         1.53%         1.51%         <F6>         1.40%        23.11%<F3>
Ratio of net investment income
  (loss) to average net assets<F1>         0.37%         0.41%         0.45%         <F6>         0.85%       (21.44)%<F3>
Portfolio turnover<F5>                       65%           43%           44%           39%          55%           65%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Not annualized.

<F3> Annualized.

<F4> Period from commencement of operations.

<F5> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F6> There were no voluntary fee reductions during the period.

<F7> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.60% until at least February 28, 2001.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                         Small Company Opportunity Fund

                            Class A Shares                                       Class G Shares

                               April 1,     March 26,                April 1,
                   Year        1999         1999         Year        1999           Year        Year       Year       Year
                   Ended       to           to           Ended       to             Ended       Ended      Ended      Ended
                   October 31, October 31,  March 31,    October 31, October 31,    March 31,   March 31,  March 31,  March 31,
                   2000        1999         1999<F2><F3> 2000        1999           1999<F3>    1998       1997       1996

Net Asset
 Value,
 Beginning
 of Period         $ 21.08     $ 20.71      $ 20.23      $ 21.04     $  20.71       $  27.89    $  22.77   $  22.26   $  18.10

Investment
 Activities
    Net
     investment
     income
     (loss)          (0.03)      (0.01)          --        (0.08)       (0.06)          0.10        0.23       0.20       0.19
    Net realized
     and
     unrealized
     gains
     (losses) on
     investments      5.29        0.38         0.48         5.30         0.39          (6.06)       8.72       2.52       4.73

      Total from
       Investment
       Activities     5.26        0.37         0.48         5.22         0.33          (5.96)       8.95       2.72       4.92

Distributions
    Net
     investment
     income             --          --           --           --           --          (0.14)      (0.27)     (0.17)     (0.18)
    Net
     realized
     gains              --          --           --           --           --          (1.08)      (3.56)     (2.04)     (0.58)

      Total
       Distri-
       butions          --          --           --           --           --          (1.22)      (3.83)     (2.21)     (0.76)

Net Asset
 Value,
 End of
 Period            $ 26.34     $ 21.08      $ 20.71      $ 26.26     $  21.04       $  20.71    $  27.89   $  22.77   $  22.26

Total Return
 (excludes
 sales
 charges)            24.95%       1.79%<F5>    2.37%<F5>   24.81%        1.59%<F5>    (22.08)%     42.02%     12.46%     28.00%

Ratios/
 Supplemental
 Data:
Net Assets,
 End of
 Period (000)      $28,545     $51,599      $64,587      $95,399     $105,415       $125,761    $175,684   $114,451   $102,979
Ratio of expenses
 to average
 net assets<F4>       1.15%       0.98%<F6>    0.98%<F6>    1.30%        1.29%<F6>      1.30%       1.31%      1.36%      1.41%
Ratio of net
 investment
 income (loss)
 to average
 net assets<F4>      (0.14)%      0.09%<F6>    1.50%<F6>   (0.29)%       0.39%<F6>      0.41%       0.86%      0.90%      0.95%
Ratio of expenses
 to average
 net assets<F1>       1.25%       1.17%<F6>    1.19%<F6>    1.40%        1.47%<F6>      <F8>        <F8>       <F8>       <F8>
Ratio of net
 investment
 income
 (loss) to
 average net
 assets<F1>          (0.24)%     (0.28)%<F6>   1.29%<F6>   (0.39)%      (0.58)%<F6>     <F8>        <F8>       <F8>       <F8>
Portfolio
 turnover<F7>           28%         16%          30%          28%          16%            30%         42%        35%        24%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed.
     If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Period from commencement of operations.

<F3> Effective March 26, 1999, the Gradison Opportunity Value Fund merged into the Victory Special Growth Fund. Concurrent with the merger the Fund was renamed Victory Small Company Opportunity Fund.
     Financial highlights prior to March 26, 1999 represent the Gradison Opportunity Value Fund.

<F4> Effective February 28, 2000, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 1.30% until at least April 1, 2001.

<F5> Not annualized

<F6> Annualized

<F7> Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

<F8> There were no fee reductions during the period.



                      See notes to financial statements.


The Victory Portfolios                                    Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                      International Growth Fund

                                                                    Class A Shares                      Class G Shares

                                                                                                                  March 26,
                                       Year        Year        Year          Year        Year        Year         1999
                                       Ended       Ended       Ended         Ended       Ended       Ended        through
                                       October 31, October 31, October 31,   October 31, October 31, October 31,  October 31,
                                       2000        1999        1998          1997        1996        2000         1999<F3><F8>

Net Asset Value,
  Beginning of Period                  $  16.51    $  13.19    $  13.31      $  13.01    $  12.33     $ 16.48     $ 13.73

Investment Activities
     Net investment income (loss)         (0.03)      (0.05)       0.07<F2>      0.09        0.08       (0.05)      (0.03)
     Net realized and
       unrealized gains
       (losses) from
       investments and
       foreign currencies                 (0.76)       3.85        0.65          0.67        0.62       (0.79)       2.78

         Total from
           Investment Activities          (0.79)       3.80        0.72          0.76        0.70       (0.84)       2.75

Distributions
     Net investment income                   --          --       (0.06)        (0.01)      (0.02)         --          --
     Net realized gains                   (1.84)      (0.48)      (0.78)        (0.45)         --       (1.84)         --
     Tax return of capital                   --          --          --            --          --          --          --

         Total Distributions              (1.84)      (0.48)      (0.84)        (0.46)      (0.02)      (1.84)         --

Net Asset Value, End of Period         $  13.88    $  16.51    $  13.19      $  13.31    $  13.01     $ 13.80     $ 16.48

Total Return
  (excludes sales charges)                (6.20)%     29.43%       5.79%         6.04%       5.65%      (6.55)%     20.03%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)        $139,389    $149,193    $134,491      $106,189    $121,517     $35,620     $37,322
Ratio of expenses to
  average net assets<F6>                   1.77%       1.75%       1.71%         1.69%       1.73%       2.00%       2.00%<F5>
Ratio of net investment income
  (loss) to average net assets<F6>        (0.17)%     (0.32)%      0.55%         0.63%       0.64%      (0.39)%     (1.79)%<F5>
Ratio of expenses to
  average net assets<F1>                   1.82%       1.88%       1.82%         1.69%       1.75%       2.06%       2.24%<F5>
Ratio of net investment
  income (loss)
  to average net assets<F1>               (0.22)%     (0.45)%      0.44%         0.63%       0.62%      (0.45)%     (2.03)%<F5>
Portfolio turnover<F7>                       91%        106%         86%          116%        178%         91%        106%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Effective March 26, 1999, the Gradison International Fund merged into the Victory International Growth Fund.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective December 15, 1999, the Adviser agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund at a maximum of 2.00% until at least April 1, 2001.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

<F8> Period from commencement of operations.



                      See notes to financial statements.


The Victory Portfolios                                     Financial Highlights
For a Share Outstanding Throughout Each Period


                                                                                                   Nasdaq-100 Index(R) Fund

                                                                                                Class A Shares    Class G Shares

                                                                                                August 1,         August 1,
                                                                                                1999              1999
                                                                                                through           through
                                                                                                October 31,       October 31,
                                                                                                2000<F3>          2000<F3>

Net Asset Value, Beginning of Period                                                            $10.00            $10.00

Investment Activities
     Net investment income (loss)                                                                 0.02<F2>          0.02<F2>
     Net realized and unrealized gains (losses) from investments                                 (0.79)            (0.80)

         Total from Investment Activities                                                        (0.77)            (0.78)

Net Asset Value, End of Period                                                                  $ 9.23            $ 9.22

Total Return (excludes sales charges)                                                            (7.70)%<F4>       (7.80)%<F4>

Ratios/Supplemental Data:
Net Assets, End of Period (000)                                                                 $3,132            $4,176
   Ratio of expenses to average net assets<F6>                                                    0.60%<F5>         0.80%<F5>
   Ratio of net investment income to average net assets<F6>                                       0.98%<F5>         0.74%<F5>
   Ratio of expenses to average net assets<F1>                                                    3.88%<F5>         3.46%<F5>
   Ratio of net investment income (loss) to average net assets<F1>                               (2.30)%<F5>       (1.92)%<F5>
   Portfolio turnover<F7>                                                                         1.17%             1.17%


<F1> During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

<F2> Calculated using average shares for the period.

<F3> Period from commencement of operations.

<F4> Not annualized.

<F5> Annualized.

<F6> Effective August 1, 2000 has contractually agreed to waive its management fees and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A Shares and Class G Shares of the Fund at a maximum of 0.60% and 0.80%, respectively, for at least one year from the commencement of the Fund's operations.

<F7> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.



                     See notes to financial statements.


                                                     Statements of Cash Flows
The Victory Portfolios                    For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                          Limited                      Investment
                                                                          Term          Intermediate   Quality
                                                                          Income        Income         Bond           Balanced
                                                                          Fund          Fund           Fund           Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net Investment Income                                                     $   2,269     $   11,881     $   7,214      $     9,799

Adjustments to reconcile net investment income
  to net cash provided by operating activities:
       Purchases of investment securities                                  (394,280)    (1,016,147)     (551,167)      (4,771,143)
       Proceeds from disposition of investments securities                  404,652      1,048,282       579,347        4,808,018
       Decrease (increase) in investments purchased with
         cash collateral from securities lending                              4,966          8,357       (13,621)         (25,169)
       Decrease (increase) in dividends, interest, and other receivables         63            138           392              235
       (Decrease) increase in payable for return of
         collateral received from securities lending                         (4,966)        (8,357)       13,621           25,169
       Increase (decrease) in accrued expenses and other payables                (6)           (57)          (73)              31
       Net amortization/accretion from investments                               --             --           (96)            (106)

       Net cash provided by operating activities                             12,698         44,097        35,617           46,834

Cash Flows from Financing Activities:
Proceeds from shares issued                                                   4,327         37,736        21,630          108,382
Cost of shares redeemed                                                     (15,871)       (77,918)      (54,556)        (149,291)
Cash distributions paid                                                      (1,154)        (3,915)       (2,691)          (5,925)

       Net cash used in financing activities                                (12,698)       (44,097)      (35,617)         (46,834)

Increase (decrease) in cash                                                      --             --            --               --

Cash:
     Beginning balance                                                           --             --            --               --

     Ending balance                                                       $      --     $       --     $      --      $        --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $1,139, $8,079, $4,713 and $41,639.


                      See notes to financial statements.


                                                       Statements of Cash Flows
The Victory Portfolios                      For the Year Ended October 31, 2000
(Amounts in Thousands)


                                                                             Diversified        Stock                 Special
                                                                             Stock              Index                 Value
                                                                             Fund               Fund                  Fund

Increase (decrease) in cash
Cash Flows from Operating Activities:
Net Investment Income                                                        $     1,117        $      7,874          $       921

Adjustments to reconcile net investment income
  to net  cash provided by operating activities:
       Purchases of investment securities                                     (4,073,433)        (10,506,616)          (1,678,952)
       Proceeds from disposition of investments securities                     4,185,312          10,529,415            1,750,765
       (Increase) decrease in investments purchased with
         cash collateral from securities lending                                   7,575             (38,791)            (159,112)
       (Increase) decrease in dividends, interest, and other receivables            (194)              1,795                  105
       Increase (decrease) in payable for return of collateral received
         from securities lending                                                  (7,575)             38,791              159,112
       Increase (decrease) in accrued expenses and other payables                    113                (168)                 (51)
       Net amortization/accretion from investments                                    --                (265)                  --

       Net cash provided by operating activities                                 112,915              32,035               72,788

Cash Flows from Financing Activities:
Proceeds from shares issued                                                      336,359             130,684               40,485
Cost of shares redeemed                                                         (425,921)           (159,724)            (110,879)
Cash distributions paid                                                          (23,371)             (2,995)              (2,394)

       Net cash used in provided by financing activities                        (112,933)            (32,035)             (72,788)

Increase (decrease) in cash                                                          (18)                 --                   --

Cash:
     Beginning balance                                                                18                  --                   --

     Ending balance                                                          $        --        $         --          $        --

Non-cash financing activities not included herein consist of reinvestment of dividends from net investment income and distributions of net realized capital gains of $155,125, $34,219, and $11,605.


                      See notes to financial statements.

                                                Notes to Financial Statements
The Victory Portfolios                                       October 31, 2000

1.   Organization:

     The Victory Portfolios (the "Trust") was organized on December 6, 1995 as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end investment company established as a Delaware business trust. The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001. The Trust currently offers shares of 30 active funds. The accompanying financial statements and financial highlights are those of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment ("REI") Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund, and the Nasdaq-100 Index(R) Fund, (collectively, the "Funds").

     The U.S. Government Obligations Fund is authorized to issue two classes of shares: Investor Shares and Select Shares. The Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Established Value, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund, and the Nasdaq-100 Index(R) Fund are authorized to issue two classes of shares:
     Class A Shares and Class G Shares. The Diversified Stock Fund is authorized to issue three classes of shares: Class A Shares, Class B Shares, and Class G shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fee paid under shareholder servicing or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

     The U.S. Government Obligations Fund and the Prime Obligations Fund seek to provide current income consistent with liquidity and stability of principal. The Financial Reserves Fund seeks to provide as high a level of current income as is consistent with preserving capital and providing liquidity. The Tax-Free Money Market Fund seeks to provide current interest income free from federal income taxes consistent with relative liquidity and stability of principal. The Ohio Municipal Money Market Fund seeks to provide current income exempt from federal regular income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities consistent with stability of principal. The Limited Term Income Fund seeks to provide income consistent with limited fluctuation of principal. The Intermediate Income Fund and the Investment Quality Bond Fund seek to provide a high level of income. The Fund for Income seeks to provide a high level of current income consistent with preservation of shareholders' capital. The National Municipal Bond Fund seeks to provide a high level of current interest income exempt from federal income tax, as is consistent with the preservation of capital. The New York Tax-Free Fund seeks to provide a high level of current income exempt from federal, New York State, and New York City income taxes, consistent with the preservation of shareholders' capital. The Ohio Municipal Bond Fund seeks to produce a high level of current interest income which is exempt from both federal income tax and Ohio personal income tax. The Balanced Fund seeks to provide income and long-term growth of capital. The Convertible Securities Fund seeks to provide a high level of current income together with long-term capital appreciation. The REI Fund seeks to provide total return through investments in real estate-related securities. The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Value Fund and the Special Value Fund seek to provide long-term growth of capital and dividend income. The Established Value Fund seeks to obtain long-term capital growth by investing primarily in common stocks. The Diversified Stock Fund and the Growth Fund seek to provide long term growth of capital. The Stock Index Fund seeks to provide long-term capital appreciation by attempting to match the investment performance of the Standard & Poor's 500 Composite Stock Index. The Small Company Opportunity Fund seeks to provide capital appreciation. The International Growth Fund seeks to provide capital growth consistent with reasonable investment risk. The Nasdaq-100 Index(R) Fund seeks to provide long-term capital appreciation by attempting to match the investment performance on the Nasdaq-100 Index(R).

2.   Reorganizations:

     On December 1, 1999, the Board of Directors of the Trust approved the conversion and transfer of all the assets and liabilities represented by Class B Shares into additional Class A Shares for the Special Value Fund, the National Municipal Bond Fund, the New York Tax-Free Fund, and the Ohio Municipal Bond Fund, which was completed on February 25, 2000. Additionally, the Board of Directors of the Trust also approved the conversion and transfer of all the assets and liabilities represented by Class B Shares into additional Class A Shares for the Balanced Fund. This transfer was completed on May 5, 2000.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     The Trust also entered an Agreement and Plan of Reorganization and Termination ("the Reorganization") pursuant to which the asset and liabilities of the Class A Shares and Class B Shares of the Ohio Regional Stock Fund and the Government Mortgage Fund were transferred into the Class A Shares of the Established Value Fund and the Fund for Income, respectively. The Reorganization qualified as a tax-free exchange for Federal Income tax purposes and was completed on May 5, 2000, following approval by shareholders at the shareholder meeting held on December 1, 1999. The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation (depreciation) immediately before and after the Reorganization (amounts in thousands):



                                                                                              Before                After
                                                                                              Transfer              Transfer

                                                                                       Victory       Victory        Victory
                                                                                       Ohio          Established    Established
                                                                                       Regional      Value          Value
                                                                                       Stock Fund    Fund           Fund

     Class A Shares (000)........................................................        1,864                           336
     Class G Shares (000)........................................................           --         13,449         13,449

     Total Shares (000)..........................................................        1,864         13,449         13,785

     Class A Net Assets (000)....................................................      $10,261                      $ 10,261
     Class G Net Assets (000)....................................................           --       $410,389       $410,389

     Total Net Assets (000)......................................................      $10,261       $410,389       $420,650

     Net Asset Value.............................................................
     Class A Shares..............................................................      $  5.50                      $  30.54
     Class G Shares .............................................................           --       $  30.52       $  30.52

     Unrealized Appreciation (000) ..............................................      $ 5,518       $101,050       $106,568




                                                                                              Before                  After
                                                                                              Transfer                Transfer

                                                                                       Victory        Victory         Victory
                                                                                       Government     Fund            Fund
                                                                                       Mortgage       for             for
                                                                                       Fund           Income          Income
     Class A Shares (000)........................................................        7,961           3,122           9,699
     Class G Shares (000)........................................................           --          12,552          12,552

     Total Shares (000)..........................................................        7,961          15,674          22,251

     Class A Net Assets (000)....................................................       81,753        $ 38,807        $120,541
     Class G Net Assets (000)....................................................           --         156,035        $156,035

     Total Net Assets (000)......................................................      $81,753        $194,842        $276,576

     Net Asset Value.............................................................
     Class A Shares..............................................................      $ 10.27        $  12.43        $  12.43
     Class G Shares..............................................................           --        $  12.43        $  12.43

     Unrealized Appreciation/(Depreciation) (000)................................      $(1,788)       $ (8,962)       $(10,750)


     The Trust entered an Agreement and Plan of Reorganization and Termination (the "Agreement") with the Gradison Custodian Trust, the Gradison-McDonald Municipal Custodian Trust and the Gradison Growth Trust (collectively, the "Gradison Trusts"). Each Gradison Trust was registered as an open-end investment management company under the 1940 Act. Pursuant to the Agreement, all of the assets and liabilities of the Gradison Government Income Fund, Gradison Ohio Tax-Free Income Fund, Gradison Growth and Income Fund, Gradison Established Value Fund, Gradison International Fund and the Gradison Opportunity Value Fund (collectively, the "Gradison Funds") were transferred individually to separate Funds of the Trust in exchange for Class G shares, a new class of shares issued in connection with the reorganization, of the corresponding Fund. The Gradison Government Income Fund transferred its assets and liabilities to the Victory Fund for Income. The Gradison Ohio Tax-Free Income Fund transferred its assets and liabilities to the Victory Ohio Municipal Bond Fund.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     The Gradison Growth and Income Fund transferred its assets and liabilities to the Victory Diversified Stock Fund. The Gradison Established Value Fund transferred its assets and liabilities to the Victory Established Value Fund. The Gradison International Fund transferred its assets and liabilities to the Victory International Growth Fund. The Gradison Opportunity Value Fund transferred its assets and liabilities to the Victory Special Growth Fund. Concurrent with the reorganization, the Victory Special Growth Fund was renamed the Victory Small Company Opportunity Fund. Immediately prior to these transfers, the Victory Fund for Income and Victory Small Company Opportunity Fund each effected a reverse stock split to adjust the net asset value per share to equal the net asset value per share of the Gradison Government Income Fund and the Gradison Opportunity Value Fund, respectively. The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on March 26, 1999 for the Victory Fund for Income, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Victory International Growth Fund and the Victory Small Company Opportunity Fund, and on April 1, 1999 for the Victory Established Value Fund (the "Effective Date(s) of the Reorganization"), following approval by shareholders of the Gradison Funds at a special shareholder meeting held on March 5, 1999.

     For accounting purposes as a result of the reorganization, the historical basis of assets and liabilities of the Victory Fund for Income, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Victory Established Value Fund, Victory International Growth Fund and Victory Small Company Opportunity Fund is that of the Gradison Government Income Fund, Victory Ohio Municipal Bond Fund, Victory Diversified Stock Fund, Gradison Established Value Fund, Victory International Growth Fund and Gradison Opportunity Value Fund, respectively.

     The following is a summary of shares outstanding, net assets, net asset value per share and net unrealized appreciation immediately before and after the reorganization:



                                                                                              Before                 After
                                                                                          Reorganization         Reorganization

                                                                                      Gradison       Victory        Victory
                                                                                      Government     Fund           Fund
                                                                                      Income         for            for
                                                                                      Fund           Income         Income
     Class A Shares (000)........................................................           --         3,314           2,426
     Class G Shares (000)........................................................           --            --          12,352

     Total Shares (000)..........................................................       12,352         3,314          14,778

     Class A Shares (000)........................................................           --       $31,894        $ 31,894
     Class G Shares (000)........................................................           --            --         162,313

     Total Net Assets (000)......................................................     $162,313       $31,894        $194,207

     Net Asset Value.............................................................     $  13.14            --              --
     Class A Shares..............................................................           --       $  9.62        $  13.14
     Class G Shares..............................................................           --            --        $  13.14

     Unrealized Appreciation/(Depreciation) (000)................................     $    440       $  (190)       $    250




                                                                                              Before                 After
                                                                                          Reorganization         Reorganization

                                                                                      Gradison       Victory       Victory
                                                                                      Ohio           Ohio          Ohio
                                                                                      Tax-Free       Municipal     Municipal
                                                                                      Fund           Bond Fund     Bond Fund
     Class A Shares (000)........................................................           --         7,059          7,059
     Class G Shares (000)........................................................           --            --         10,429

     Total Shares (000)..........................................................        8,885         7,059         17,488

     Class A Shares (000)........................................................           --       $83,257       $ 83,257
     Class G Shares (000)........................................................           --            --        122,932

     Total Net Assets (000)......................................................     $122,932       $83,257       $206,189

     Net Asset Value.............................................................     $  13.84            --             --
     Class A Shares..............................................................           --       $ 11.79       $  11.79
     Class G Shares..............................................................           --            --       $  11.79

     Unrealized Appreciation (000)...............................................     $  4,805       $ 4,677       $  9,482


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                                               Before                After
                                                                                           Reorganization        Reorganization

                                                                                       Gradison    Victory        Victory
                                                                                       Growth &    Diversified    Diversified
                                                                                       Income      Stock          Stock
                                                                                       Fund        Fund           Fund
     Class A Shares (000)........................................................           --         58,119         58,119
     Class B Shares (000)........................................................           --          3,883          3,883
     Class G Shares (000)........................................................           --             --          4,456

     Total Shares (000)..........................................................        2,620         62,002         66,458

     Class A Shares (000)........................................................           --     $  996,070     $  996,070
     Class B Shares (000)........................................................           --         65,343         65,343
     Class G Shares (000)........................................................           --             --         76,373

     Total Net Assets (000)......................................................      $76,373     $1,061,413     $1,137,786

     Net Asset Value.............................................................      $ 29.15             --             --
     Class A Shares..............................................................           --     $    17.14     $    17.14
     Class B Shares..............................................................           --          16.83     $    16.83
     Class G Shares..............................................................           --             --     $    17.14

     Unrealized Appreciation (000)...............................................      $16,342     $  156,843     $  173,185




                                                                                              Before                   After
                                                                                          Reorganization           Reorganization

                                                                                      Gradison       Victory        Victory
                                                                                      Established    Established    Established
                                                                                      Value          Value          Value
                                                                                      Fund           Fund           Fund
     Class G Shares (000)........................................................           --       N/A              15,233

     Total Shares (000)..........................................................       15,233                        15,233

     Class G Shares (000)........................................................           --       N/A            $479,568

     Total Net Assets (000)......................................................     $479,568                      $479,568

     Net Asset Value.............................................................     $  31.48       N/A                  --
     Class G Shares..............................................................           --                      $  31.48

     Unrealized Appreciation (000)...............................................     $153,283       N/A            $153,283




                                                                                             Before                   After
                                                                                         Reorganization           Reorganization

                                                                                   Gradison       Victory          Victory
                                                                                   International  International    International
                                                                                   Fund           Growth Fund      Growth Fund
     Class A Shares (000)........................................................       --           9,551            9,551
     Class B Shares (000)........................................................       --              39               39
     Class G Shares (000)........................................................       --              --            2,363

     Total Shares (000)..........................................................    1,848           9,590           11,953

     Class A Shares (000)........................................................       --        $131,095         $131,095
     Class B Shares (000)........................................................       --             515              515
     Class G Shares (000)........................................................       --              --           32,440

     Total Net Assets (000)......................................................  $32,440        $131,610         $164,050

     Net Asset Value.............................................................  $ 17.56              --               --
     Class A Shares..............................................................       --        $  13.73         $  13.73
     Class B Shares..............................................................       --           13.26         $  13.26
     Class G Shares..............................................................       --              --         $  13.73

     Unrealized Appreciation (000)...............................................  $ 3,364        $ 17,987         $ 21,351


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                                              Before                  After
                                                                                          Reorganization          Reorganization

                                                                                      Gradison       Victory      Victory
                                                                                      Opportunity    Special      Small Company
                                                                                      Value          Growth       Opportunity
                                                                                      Fund           Fund         Fund
     Class A Shares (000)........................................................           --         5,824         3,124
     Class G Shares (000)........................................................           --            --         6,003

     Total Shares (000)..........................................................        6,003         5,824         9,127

     Class A Shares (000)........................................................           --       $63,184      $ 63,184
     Class G Shares (000)........................................................           --            --       121,427

     Total Net Assets (000)......................................................     $121,427       $63,184      $184,611

     Net Asset Value.............................................................     $  20.23            --            --
     Class A Shares..............................................................           --       $ 10.85      $  20.23
     Class G Shares..............................................................           --            --      $  20.23

     Unrealized Appreciation/(Depreciation) (000)................................     $ 20,262       $(2,393)     $ 17,869


3.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles
     (GAAP). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     Securities Valuation:

     Investments of the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund and Ohio Municipal Money Market Fund (collectively "the money market funds") are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost valuation method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market funds may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature within 397 days, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

     Investments of the Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, REI Fund, Value Fund, Established Value Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, Diversified Stock Fund, Value Fund, Growth Fund, Established Value Fund, International Growth Fund and the Nasdaq-100 Index(R) Fund, (collectively "the variable net asset value funds") are valued at their market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded or on the basis of valuation procedures approved by the Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date, net of foreign taxes withheld. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     Foreign Currency Translation:

     The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Balanced Fund and the International Growth Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     The Trust isolates that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

     Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

     Repurchase Agreements:

     Each Fund may acquire repurchase agreements from financial institutions such as banks and broker-dealers which the Trust's investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Trust's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Forward Currency Contracts:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

     Futures Contracts:

     The Balanced Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund and Nasdaq-100 Index(R) Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The Trust may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Trust the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Trust to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

     Securities Purchased on a When-Issued Basis:

     Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. These amounts are included in amounts payable for investments purchased on the accompanying statements of assets and liabilities.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     Securities Lending:

     The U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, Balanced Fund, Convertible Securities Fund, REI Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund and the Nasdaq-100 Index(R) Fund may, from time to time, lend securities from their portfolio to broker-dealers, banks, financial institutions and other institutional borrowers approved by the Board of Trustees. The Trust will limit its securities lending activity to 33 1/3% of the total assets of each Fund. Key Trust Company of Ohio, N.A. ("Key Trust"), an affiliate of the Adviser, serves as the lending agent for the Trust pursuant to a Securities Lending Agency Agreement (the "Lending Agreement"). Under guidelines established by the Board of Trustees, Key Trust must maintain the loan collateral at all times in an amount equal to at least 100% of the current market value of the loaned securities in the form of cash or U.S. Government obligations, to secure the return of the loaned securities. Key Trust, at the direction of the Adviser, may invest the collateral in short-term debt instruments that the Adviser has determined present minimal credit risks. There is a risk of delay in receiving collateral or in receiving the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as investing the cash collateral in short-term U.S. Government securities, repurchase agreements, or other short-term securities. The cash collateral, or short-term investments purchased with such collateral, is recorded as assets of the Funds, offset by a corresponding liability to return all collateral as cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying Schedules of Investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Trust because the lending Fund does not have effective control of such securities. Loans are subject to termination by the Trust or the borrower at any time. In accordance with GAAP, a statement of cash flows is presented if a Fund recorded collateral assets exceeding 10% of average net assets during the year. Under this guideline, a statement of cash flows is presented for Limited Term Income Fund, Intermediate Income Fund, Investment Quality Bond Fund, Balanced Fund, Diversified Stock Fund, Stock Index Fund, and Special Value fund. The following Funds had securities with the following market values on loan as of October 31, 2000 (amounts in thousands):



                                                                                                   Market Value
                                                                                               of Loaned Securities
                      Limited Term Income Fund................................................       $  7,730
                      Intermediate Income Fund................................................         28,550
                      Investment Quality Bond Fund............................................         31,110
                      Balanced Fund...........................................................         83,266
                      Established Value Fund..................................................         39,333
                      Value Fund..............................................................         54,409
                      Diversified Stock Fund..................................................        183,277
                      Stock Index Fund........................................................        161,438
                      Growth Fund.............................................................         48,468
                      Special Value Fund......................................................         52,263
                      Small Company Opportunity Fund..........................................         18,008


     Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the money market funds. Dividends from net investment income are declared and paid quarterly for the Convertible Securities Fund, REI Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund and the Nasdaq-100 Index(R) Fund. Dividends from net investment income are declared and paid monthly for the Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, and Balanced Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund are reclassified as an offset to capital in the accompanying statements of assets and liabilities.

     Federal Income Taxes:

     It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or other appropriate basis. Fees paid under a Fund's shareholder servicing or distribution plans are borne by the specific class of shares to which they apply.

     Under the provisions of Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities", costs associated with organizing a portfolio which commences operations subsequent to June 30, 1998 must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Nasdaq-100 Index(R) Fund, which commenced operations on August 1, 2000, were paid by the adviser. Costs incurred in connection with the organization of the Funds prior to June 30, 1998 are being amortized on a straight-line basis over a period not to exceed sixty months from the date the Funds commenced operations. Additionally, organization costs were paid by the Distributor on behalf of the REI Fund and are being amortized over a five year period with a corresponding payable from the Funds to the Distributor to repay such costs at the conclusion of the amortization period.

4.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2000 were as follows (amounts in thousands):



                                                                                         Purchases      Sales
                     Limited Term Income Fund........................................    $   62,251     $   68,894
                     Intermediate Income Fund........................................       530,288        534,981
                     Fund for Income.................................................        60,189        104,503
                     Investment Quality Bond Fund....................................       354,943        383,604
                     National Municipal Bond Fund....................................        97,059        100,669
                     New York Tax-Free Fund..........................................         4,058          5,302
                     Ohio Municipal Bond Fund........................................       118,988        145,892
                     Balanced Fund...................................................       561,065        558,074
                     Convertible Securities Fund.....................................        86,614         78,477
                     REI Fund........................................................         9,142          9,388
                     Value Fund......................................................       192,030        269,459
                     Established Value Fund..........................................       116,862        233,510
                     Diversified Stock Fund..........................................     1,077,293      1,177,168
                     Stock Index Fund................................................       159,838         90,423
                     Growth Fund.....................................................       147,290        177,241
                     Special Value Fund..............................................       131,949        204,804
                     Small Company Opportunity Fund..................................        34,629         97,764
                     International Growth Fund.......................................       179,456        184,998
                     Nasdaq-100 Index(R) Fund........................................         6,493             39


                                  Continued

The Victory Portfolios                                       October 31, 2000

5.   Related Party Transactions:

     Investment advisory services are provided to all the Funds by Key Asset Management Inc. ("the Adviser"), a wholly owned subsidiary of KeyCorp. Effective May 15, 1998, Indocam International Investment Services, S.A. serves as a sub-adviser for the International Growth Fund. Under the terms of the investment advisory agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of the Funds. The Adviser, and not the Trust, pays sub-advisory fees as applicable. KeyTrust Company of Ohio, serving as custodian for all of the Funds, receives custodian fees in addition to reimbursement of actual out-of-pocket expenses incurred.

     Key and its affiliated brokerage and banking companies also serve as Shareholder Servicing Agent for Class A Shares of all the Funds, except the Stock Index Fund and the Financial Reserves Fund, the Class B Shares for the Diversified Stock Fund and the Select Shares of the U.S. Government Obligations Fund. As such, Key and its affiliates provide support services to their clients who are shareholders, which may include establishing and maintaining accounts and records, processing dividend and distribution payments, providing account information, assisting in processing of purchase, exchange and redemption requests, and assisting shareholders in changing dividend options, account designations and addresses. For providing such services, Key and its affiliates may receive a fee of up to 0.25% of the average daily net assets of the Funds serviced.

     BISYS Fund Services (the "Administrator" or the "Distributor," as applicable), an indirect, wholly owned subsidiary of The BISYS Group, Inc. ("BISYS") serves as the administrator and distributor to the Trust and, during the period October 23, 1998 through the Effective Dates of the Reorganizations, as distributor for the Gradison Trusts. Certain officers of the Trust are affiliated with BISYS. Such officers receive no direct payments or fees from the Trust for serving as officers.

     Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.15% of each Fund's average daily net assets up to $300 million, 0.12% of each Fund's average daily net assets between $300 million and $600 million, and 0.10% of each Fund's average daily net assets greater than $600 million. Under a Sub-Administration agreement, BISYS pays the Adviser a fee of up to 0.05% of each Fund's average daily net assets to perform certain of the administrative duties for the Funds. Pursuant to the Trust's 12b-1 Plan, the Distributor may receive distribution services fees computed at the annual rate of 0.75% of the average daily net assets of Class B Shares of the Diversified Stock Fund. Pursuant to the Trust's 12b-1 Plan, the Distributor may receive a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax Free Bond, Ohio Municipal Bond Fund, the Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund and the International Growth Fund. The service fee is paid to securities broker dealers or other financial intermediaries for providing personal services to shareholders of the Funds, including responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, processing dividend and distribution payments, arranging for bank wires, assisting in transactions, and changing account information. The Distributor may also receive a fee for general distribution services and for its assistance in selling Class G shares of the Funds. This fee is computed and paid at an annual rate of 0.25% of the average daily net assets of the Class G shares of the Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund and the International Growth Fund.

     In addition, the Distributor is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended October 31, 2000, the Distributor received approximately $512,000 from commissions earned on sales of shares of the variable net asset value funds, a portion of which the Distributor reallowed to dealers of the Funds' shares including approximately $494,000 to affiliates of the Funds. BISYS also serves the Funds and, during the period March 1, 1999 through the Effective Dates of the Reorganization, served the Gradison Funds, as Mutual Fund Accountant and receives a fee for these services under the terms of a fund accounting agreement.

                                  Continued

The Victory Portfolios                                       October 31, 2000

     Fees may be voluntarily reduced or reimbursed to assist the funds in maintaining competitive expense ratios. The Advisor has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Class G shares of the Fund for Income, Ohio Municipal Bond Fund, Established Value Fund, Small Company Opportunity Fund and the International Growth Fund at a maximum of .89%, .91%, 1.10%, 1.30%, and 2.00% of average daily net assets, respectively, until at least April 1, 2001. Further, the Adviser has agreed to waive its management fee for Class A and Class B shares, as applicable, of those Funds to the same extent the fee is waived for Class G shares of the corresponding Fund until at least April 1, 2001. Additionally, the Advisor has agreed to waive its management fee or to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of the Limited Term Income Fund (Class A), Intermediate Income Fund (Class A shares), Intermediate Income Fund (Class G shares), Fund for Income (Class A Shares), Investment Quality Bond Fund (Class A Shares), Investment Quality Bond Fund (Class G shares), Balanced Fund (Class G shares), Convertible Securities Fund (Class A Shares), Convertible Securities Fund (Class G shares), REI Fund (Class A Shares), REI Fund (Class G shares), Value Fund (Class G shares), Established Value Fund (Class A Shares), Stock Index Fund (Class G shares), Growth Fund (Class A Shares), Growth Fund (Class G Shares), Special Value (Class G Shares) at a maximum of .90%, .90%, 1.00%, 1.00%, 1.10%, 1.10%, 1.55%, 1.24%, 1.55%, 1.40%, 1.65%,
     1.45%, .88%, 82%, 1.20%, 1.45% and 1.60% of average daily net assets, respectively, until at least February 28, 2001. Effective July 31, 2000, the Adviser has also agreed to waive its management fee and to reimburse expenses, as allowed by law, to the extent necessary to maintain the net operating expenses of Class A and Class G Shares of the Nasdaq-100 Index(R) Fund at a maximum of .60% and .80%, respectively, for at least one year from the commencement of operations, August 1, 2000.

     Additional information regarding related party transactions is as follows for the period ended October 31, 2000:



                                                                                                Investment
                                                                                                 Advisory          Administration
                                                                                                   Fees                 Fees

                                                                                          Maximum
                                                                                          Percentage
                                                                                          of Average    Voluntary    Voluntary
                                                                                          Daily         Fee          Fee
                                                                                          Net Assets    Reductions   Reductions
                                                                                                        (000)        (000)
     U.S. Government Obligations Fund...............................................      0.35%           --             --
     Prime Obligations Fund.........................................................      0.35%           --             --
     Financial Reserves Fund........................................................      0.50%           --             --
     Tax-Free Money Market Fund.....................................................      0.35%           --             --
     Ohio Municipal Money Market Fund...............................................      0.50%         $581             --
     Limited Term Income Fund.......................................................      0.50%           17             --
     Intermediate Income Fund.......................................................      0.75%          460             --
     Fund for Income................................................................      0.50%           71         $  231
     Investment Quality Bond Fund...................................................      0.75%          268             --
     National Municipal Bond Fund...................................................      0.55%          106             --
     New York Tax-Free Fund.........................................................      0.55%           36             14
     Ohio Municipal Bond Fund.......................................................      0.60%          368             --
     Balanced Fund..................................................................      0.80%          107             --
     Convertible Securities Fund....................................................      0.75%           --             --
     Real Estate Investment Fund....................................................      0.80%           52             --
     Value Fund.....................................................................      0.75%           25             --
     Established Value Fund.........................................................      0.65%          260            371
     Diversified Stock Fund.........................................................      0.65%          110             71
     Stock Index Fund...............................................................      0.60%          858          1,120
     Growth Fund....................................................................      0.75%           32             --
     Special Value Fund.............................................................      0.80%           28             --
     Small Company Opportunity Fund.................................................      0.65%            9            122
     International Growth Fund......................................................      1.10%          114             --
     Nasdaq-100 Index(R) Fund.......................................................      0.60%            6              2


                                  Continued

The Victory Portfolios                                       October 31, 2000

     The Trust and KeyCorp entered into an agreement (the "Put Agreement") dated August 13, 1999 which provided the Trust the right to require KeyCorp to purchase certain General American Life Insurance Company ("GALIC") securities held by the Prime Obligations Fund, the Financial Reserves Fund and another fund within the Trust, on or before October 15, 1999. On August 23, 1999 and October 1, 1999, approximately $5.5 million and $49.5 million par value and $4 million and $36 million par value of GALIC securities, respectively, were sold by the Prime Obligations Fund and the Financial Reserves Fund at par in connection with the terms of the acquisition of GALIC by an unaffiliated external party. Accordingly, the Put Agreement expired on October 15, 1999 without any transactions described therein having been exercised.

     Prior to the Effective Dates of the Reorganization, investment advisory services were provided to the Gradison Funds by McDonald & Company Securities, Inc. ("McDonald"), pursuant to investment advisory agreements between the Gradison Funds and McDonald under substantially the same terms as the Funds' investment advisory agreement described above, except that the Gradison International Fund paid McDonald a fee computed and accrued daily and paid monthly based upon the daily net assets of that fund at the annual rate of 1.00% on the first $100 million, 0.90% on the next $150 million, 0.80% of the next $250 million and 0.75% of net assets in excess of $500 million for acting as its investment adviser. Blairlogie Capital Management ("Blairlogie") served as sub-advisor to the Gradison International Fund prior to the Effective Date of the Reorganization. Transfer agent services, including dividend disbursing, fund accounting services and administrative services were provided by McDonald prior to the Effective Dates of the Reorganization, pursuant to the terms of Transfer Agency, Accounting Services and Administrative Services agreements between certain of the Gradison Funds and McDonald. Under the terms of those agreements, the Gradison Established Value Fund, the Gradison Growth & Income Fund, the Gradison Opportunity Value Fund and the Gradison International Fund paid McDonald a monthly fee for transfer agent and administrative services at an annual rate of $18.50 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Gradison Ohio Tax-Free Income Fund paid $23.00 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. Under the terms of a Data Processing Agreement with McDonald, the Gradison Government Income Fund paid McDonald a monthly fee at an annual rate of $8.25 per shareholder non-zero balance account for data processing services provided to that fund. The Gradison Established Value, Gradison Growth & Income, Gradison Opportunity Value and Gradison International Funds paid fund accounting fees to McDonald under substantially the same terms as the Funds. Under the terms of an Expense Reimbursement Agreement, McDonald agreed to reimburse expenses to the Gradison Growth & Income and Gradison International Funds to the extent such expenses exceeded 1.50% and 2.00% of average daily net assets, respectively, prior to the Effective Dates of the Reorganization. Prior to the Effective Dates of the Reorganization, officers of the Gradison Funds were also officers of McDonald.

6.   Capital Share Transactions:

     Capital share transactions for those Funds with multiple share classes were as follows (amounts in thousands):



                                                                                                 U.S. Government Obligations Fund

                                                                                                 Year              Year
                                                                                                 Ended             Ended
                                                                                                 October 31,       October 31,
                                                                                                 2000              1999
     Capital and Share Transactions:
     Investor Shares:
     Proceeds from shares issued..............................................................   $ 3,548,349       $   901,949
     Dividends reinvested.....................................................................            41                21
     Cost of shares redeemed..................................................................    (3,509,728)       (1,086,810)

     Total....................................................................................   $    38,662       $  (184,840)

     Select Shares:
     Proceeds from shares issued..............................................................     6,410,256         3,085,952
     Dividends reinvested.....................................................................        79,511            60,036
     Cost of shares redeemed..................................................................    (6,363,933)       (2,934,450)

     Total....................................................................................       125,834           211,538


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                           Intermediate                              Investment
                                                                           Income                                    Quality
                                                                           Fund              Fund for Income         Bond Fund

                                                                           Year          Year          Ten Months    Year
                                                                           Ended         Ended         Ended         Ended
                                                                           October 31,   October 31,   October 31,   October 31,
                                                                           2000          2000          1999          2000
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued.......................................    $ 37,218      $ 372,534     $ 16,785      $ 21,253
     Proceeds from shares issued in connection with acquisition........          --             --       33,350            --
     Proceeds from shares issued in connection with merger.............          --         81,753           --            --
     Dividends reinvested..............................................       8,064         46,704          821         4,701
     Cost of shares redeemed...........................................     (77,904)      (419,208)      (8,309)      (54,405)

     Total.............................................................    $(32,622)     $  81,783     $ 42,647      $(28,451)

     Class G Shares:
     Proceeds from shares issued.......................................    $    518      $  39,857     $ 86,968      $    389
     Dividends reinvested..............................................          15         10,112        8,370            12
     Cost of shares redeemed...........................................          (2)       (97,824)     (55,719)           --

     Total.............................................................    $    531      $ (47,855)    $ 39,619      $    401

     Share Transactions:
     Class A Shares:
     Issued............................................................       4,037          2,168        1,301         2,299
     Issued in connection with acquisition.............................          --             --        2,426            --
     Issued in connection with merger..................................          --          6,578           --            --
     Reinvested........................................................         877            244           64           510
     Redeemed..........................................................      (8,440)        (2,415)        (642)       (5,897)

     Total.............................................................      (3,526)         6,575        3,149        (3,088)

     Class G Shares:
     Issued............................................................          57          3,144        6,704            43
     Reinvested........................................................           1            800          647             1
     Redeemed..........................................................          --         (7,721)      (4,293)           --

     Total.............................................................          58         (3,777)       3,058            44


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                  National Municipal              New York                  Ohio Municipal
                                                      Bond Fund                 Tax-Free Fund                  Bond Fund

                                               Year          Year          Year          Year          Year          Year
                                               Ended         Ended         Ended         Ended         Ended         Ended
                                               October 31,   October 31,   October 31,   October 31,   October 31,   October 31,
                                               2000          1999          2000          1999          2000          1999
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued...........    $ 12,751      $ 11,987      $ 1,104       $ 3,414       $ 10,057      $ 15,845
     Proceeds from shares exchanged
       from Class B........................       2,150            --        3,065            --             --            --
     Dividends reinvested..................       1,042         2,014          446           466            669         1,118
     Cost of shares redeemed...............     (18,231)      (20,612)      (4,863)       (6,902)       (23,146)      (18,208)

     Total.................................    $ (2,288)     $ (6,611)     $  (248)      $(3,022)      $(12,420)     $ (1,245)

     Class B Shares:
     Proceeds from shares issued...........    $     35      $    784      $    53       $   679             --            --
     Dividends reinvested..................          28           121           38           117             --            --
     Cost of shares redeemed...............        (240)         (754)        (274)         (729)            --            --
     Cost of shares exchanged to Class A...      (2,150)           --       (3,065)           --             --            --

     Total.................................    $ (2,327)     $    151      $(3,248)      $    67             --            --

     Class G Shares:
     Proceeds from shares issued...........    $  1,912            --      $ 2,359            --       $ 12,436      $ 24,863
     Proceeds from shares issued in
       connection with acquisition.........          --            --           --            --             --       118,155
     Dividends reinvested..................          13            --           32            --          5,002         3,031
     Cost of shares redeemed...............        (839)           --         (150)           --        (36,612)      (20,870)

     Total.................................    $  1,086            --      $ 2,241            --       $(19,174)     $125,179

     Share Transactions:
     Class A Shares:
     Issued................................       1,245         1,132           92           270            892         1,351
     Issued in connection with
       exchange from Class B...............         214            --          258            --             --            --
     Reinvested............................         102           191           37            37             60            96
     Redeemed..............................      (1,783)       (1,962)        (405)         (544)        (2,077)       (1,569)

    Total.................................         (222)         (639)         (18)         (237)        (1,125)         (122)

     Class B Shares:
     Issued................................           3            73            5            54             --            --
     Reinvested............................           3            11            3            10             --            --
     Redeemed..............................         (23)          (72)         (23)          (59)            --            --
     Redeemed in connection with
       exchange to Class A.................        (214)           --         (258)           --             --            --

     Total.................................        (231)           12         (273)            5             --            --

     Class G Shares:
     Issued................................         187            --          195            --          1,109         2,162
     Issued in connection with
       acquisition.........................          --            --           --            --             --        10,429
     Reinvested............................           1            --            3            --            448           266
     Redeemed..............................         (83)           --          (12)           --         (3,274)       (1,818)

     Total.................................         105            --          186            --         (1,717)       11,039


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                                                                    Real
                                                                                                      Convertible   Estate
                                                                                  Balanced            Securities    Investment
                                                                                  Fund                Fund          Fund

                                                                          Year          Year          Year          Year
                                                                          Ended         Ended         Ended         Ended
                                                                          October 31,   October 31,   October 31,   October 31,
                                                                          2000          1999          2000          2000
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued.......................................   $  95,825     $ 54,573      $ 38,835      $ 4,136
     Proceeds from shares exchanged from Class B.......................      10,624           --            --           --
     Dividends reinvested..............................................      40,658       32,438         5,149          220
     Cost of shares redeemed...........................................    (137,170)     (96,089)      (34,855)      (7,106)

     Total.............................................................   $   9,937     $ (9,078)     $  9,129      $(2,750)

     Class B Shares:
     Proceeds from shares issued.......................................   $     678     $  5,337            --           --
     Dividends reinvested..............................................         968          517            --           --
     Cost of shares redeemed...........................................      (1,239)      (1,240)           --           --
     Cost of shares exchanged to Class A...............................     (10,624)          --            --           --

     Total.............................................................   $ (10,217)    $  4,614            --           --

     Class G Shares:
     Proceeds from shares issued.......................................   $   1,214           --      $    284      $    71
     Dividends reinvested..............................................          13           --             3            1
     Cost of shares redeemed...........................................        (119)          --            (7)          (2)

     Total.............................................................   $   1,108           --      $    280      $    70

     Share Transactions:
     Class A Shares:
     Issued............................................................       6,658        3,646         2,802          388
     Issued in connection with exchange from Class B...................         762           --            --           --
     Reinvested........................................................       2,876        2,212           394           21
     Redeemed..........................................................      (9,776)      (6,414)       (2,578)        (668)

     Total.............................................................         520         (556)          618         (259)

     Class B Shares:
     Issued............................................................          48          355            --           --
     Reinvested........................................................          68           35            --           --
     Redeemed..........................................................         (89)         (84)           --           --
     Redeemed in connection with exchange to Class A...................        (761)          --            --           --

     Total.............................................................        (734)         306            --           --

     Class G Shares:
     Issued............................................................          87           --            20            7
     Reinvested........................................................           1           --            --           --
     Redeemed..........................................................          (9)          --            --           --

     Total.............................................................          79           --            20            7


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                                          Established          Diversified
                                                                            Value         Value                Stock
                                                                            Fund          Fund                 Fund

                                                                            Year          Year          Year          Year
                                                                            Ended         Ended         Ended         Ended
                                                                            October 31,   October 31,   October 31,   October 31,
                                                                            2000          2000          2000          1999
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued........................................    $  93,765     $     505     $ 286,249     $ 268,453
     Proceeds from shares issued in connection with merger..............           --        10,261            --            --
     Dividends reinvested...............................................       66,753            24       127,351       157,657
     Cost of shares redeemed............................................     (177,438)       (1,686)     (378,602)     (382,001)

     Total..............................................................    $ (16,920)    $   9,104     $  34,998     $  44,109

     Class B Shares:
     Proceeds from shares issued........................................           --            --     $   1,148     $  17,642
     Dividends reinvested...............................................           --            --        11,082        10,399
     Cost of shares redeemed............................................           --            --       (10,389)       (7,181)

     Total..............................................................           --            --     $   1,841     $  20,860

     Class G Shares:
     Proceeds from shares issued........................................    $   3,369     $ 153,022     $  48,447     $  41,251
     Proceeds from shares issued in connection with acquisition.........           --            --            --        60,016
     Dividends reinvested...............................................            5        82,662        16,692             4
     Cost of shares redeemed............................................         (633)     (285,060)      (36,798)      (14,110)

     Total..............................................................    $   2,741     $ (49,376)    $  28,341     $  87,161

     Share Transactions:
     Class A Shares:
     Issued.............................................................        5,368           163        16,930        15,244
     Issued in connection with the merger...............................           --           336            --            --
     Reinvested.........................................................        3,868             1         7,839        10,267
     Redeemed...........................................................      (10,461)          (54)      (22,411)      (21,736)

     Total..............................................................       (1,225)          446         2,358         3,775

     Class B Shares:
     Issued.............................................................           --            --            70         1,040
     Reinvested.........................................................           --            --           701           690
     Redeemed...........................................................           --            --          (630)         (417)

     Total..............................................................           --            --           141         1,313

     Class G Shares:
     Issued.............................................................          200         1,221         2,873         2,250
     Issued in connection with acquisition..............................           --            --            --         4,456
     Reinvested.........................................................           --         1,824         1,029            --
     Redeemed...........................................................          (38)       (4,831)       (2,164)         (768)

     Total..............................................................          162        (1,786)        1,738         5,938


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                                         Growth
                                                                 Stock Index Fund        Fund             Special Value Fund

                                                             Year          Year          Year          Year          Year
                                                             Ended         Ended         Ended         Ended         Ended
                                                             October 31,   October 31,   October 31,   October 31,   October 31,
                                                             2000          1999          2000          2000          1999
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued.........................    $ 106,197     $ 185,881     $  74,014     $  39,091     $  38,026
     Proceeds from shares exchanged from Class B.........           --            --            --         1,190            --
     Dividends reinvested................................       33,687        65,393        18,008        11,532        13,093
     Cost of shares redeemed.............................     (153,602)     (110,122)     (111,583)     (109,454)     (153,798)

     Total...............................................    $ (13,718)    $ 141,152     $ (19,561)    $ (57,641)    $(102,679)

     Class B Shares:
     Proceeds from shares issued.........................           --            --            --     $      27     $     197
     Dividends reinvested................................           --            --            --            73            78
     Cost of shares exchanged to Class A.................           --            --            --        (1,190)           --
     Cost of shares redeemed.............................           --            --            --          (141)         (797)

     Total...............................................           --            --            --     $  (1,231)    $    (522)

     Class G Shares:
     Proceeds from shares issued.........................    $  24,660     $   9,408     $   9,767     $     173            --
     Dividends reinvested................................          532            17            --            --            --
     Cost of shares redeemed.............................       (6,061)         (228)       (1,099)          (53)           --

     Total...............................................    $  19,131     $   9,197     $   8,668     $     120            --

     Share Transactions:
     Class A Shares:
     Issued..............................................        4,442         8,410         2,964         2,735         2,788
     Issued in connection with exchange from Class B.....           --            --            --            98            --
     Reinvested..........................................        1,410         3,318           731           872           987
     Redeemed............................................       (6,432)       (4,966)       (4,445)       (8,068)      (11,468)

     Total...............................................         (580)        6,762          (750)       (4,363)       (7,693)

     Class B Shares:
     Issued..............................................           --            --            --             2            15
     Reinvested..........................................           --            --            --             6             6
     Redeemed............................................           --            --            --           (11)          (62)
     Redeemed in connection with exchange to Class A.....           --            --            --          (101)           --

     Total...............................................           --            --            --          (104)          (41)

     Class G Shares:
     Issued..............................................        1,034           409           391            12            --
     Reinvested..........................................           22             1            --            --            --
     Redeemed............................................         (253)          (10)          (44)           (4)           --

     Total...............................................          803           400           347            (8)           --


                                  Continued

The Victory Portfolios                                       October 31, 2000



                                                                   Small Company               International          Nasdaq-100
                                                                   Opportunity                 Growth                 Index(R)
                                                                   Fund                        Fund                   Fund

                                                                                                                      For the
                                                              Year          Year          Year          Year          Period
                                                              Ended         Ended         Ended         Ended         Ended
                                                              October 31,   October 31,   October 31,   October 31,   October 31,
                                                              2000          1999          2000          1999          2000<F1>
     Capital Transactions:
     Class A Shares:
     Proceeds from shares issued..........................    $ 13,639      $ 10,585      $ 183,621     $ 148,118     $3,555
     Proceeds from shares exchanged from Class B..........          --            --            938            --         --
     Dividends reinvested.................................          --            --          9,736         3,177         --
     Cost of shares redeemed..............................     (42,872)      (24,871)      (177,811)     (167,989)      (136)

     Total................................................    $(29,233)     $(14,286)     $  16,484     $ (16,694)    $3,419

     Class B Shares:
     Proceeds from shares issued..........................          --            --      $     209     $     213         --
     Dividends reinvested.................................          --            --             72            15         --
     Cost of shares exchanged to Class A..................          --            --           (938)           --         --
     Cost of shares redeemed..............................          --            --            (13)          (51)        --

     Total................................................          --            --      $    (670)    $     177         --

     Class G Shares:
     Proceeds from shares issued..........................    $ 22,725      $ 22,908      $   9,313     $   2,964     $4,707
     Dividends reinvested.................................          --            --          4,146        29,076         --
     Cost of shares redeemed..............................     (53,924)      (46,175)        (8,250)       (4,443)      (104)

     Total................................................    $(31,199)     $(23,267)     $   5,209     $  27,597     $4,603

     Share Transactions:
     Class A Shares:
     Issued...............................................         560           476         11,588        10,428        352
     Issued in connection with exchange from Class B......          --            --             55            --         --
     Reinvested...........................................          --            --            613           227         --
     Redeemed.............................................      (1,924)       (1,147)       (11,251)      (11,813)       (13)

     Total................................................      (1,364)         (671)         1,005        (1,158)       339

     Class B Shares:
     Issued...............................................          --            --             14            16         --
     Reinvested...........................................          --            --              5             1         --
     Redeemed in connection with exchange to Class A......          --            --            (58)           --         --
     Redeemed.............................................          --            --             (1)           (4)        --

     Total................................................          --            --            (40)           13         --

     Class G Shares:
     Issued...............................................         993         1,036            567           201        464
     Reinvested...........................................          --            --            262         2,363         --
     Redeemed.............................................      (2,372)       (2,098)          (513)         (299)       (11)
     Total................................................      (1,379)       (1,062)           316         2,265        453



<F1> For the period August 1, 1999 (commencement of operations) through
     October 31, 2000.



                                  Continued

The Victory Portfolios                                       October 31, 2000

7.   Concentration of Credit Risk:

     The Ohio Municipal Money Market Fund, New York Tax-Free Fund, and Ohio Municipal Bond Fund invest primarily in municipal debt obligations issued by the respective states and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. These Funds are more susceptible to economic and political factors which might adversely affect municipalities and companies within those states than are other types of funds which are not geographically concentrated to the same extent.

8.   Federal Income Tax Information (Unaudited):

     For the taxable year ended October 31, 2000, a portion of income dividends paid by the following funds qualify for the dividends received deduction available to corporations:

                                                                Qualified
                                                                Dividend
                                                                Income

     Balanced Fund.....................................          35.88%
     Convertible Securities Fund.......................          27.47%
     Value Fund........................................         100.00%
     Established Value Fund............................          21.46%
     Diversified Stock Fund............................          26.58%
     Stock Index Fund..................................          25.37%
     Special Value Fund................................          85.32%

     Exempt-interest dividends are as follows for the year ended October 31, 2000 (amounts in thousands):

     Tax-Free Money Market Fund........................     $23,530
     Ohio Municipal Money Market Fund..................      30,681
     National Municipal Bond Fund......................       1,433
     New York Tax-Free Bond Fund.......................         802
     Ohio Municipal Bond Fund..........................       8,038

     During the year ended October 31, 2000, the following funds paid long-term capital gain distributions (amounts in thousands):

     National Municipal Bond Fund......................    $      7
     Balanced Fund.....................................      37,377
     Convertible Securities Fund.......................       2,175
     Value Fund........................................      70,573
     Established Value Fund............................      40,944
     Diversified Stock Fund............................     128,135
     Stock Index Fund..................................      19,074
     Growth Fund.......................................      20,903
     Special Value Fund................................      10,253
     International Growth Fund.........................      18,317

                                  Continued

The Victory Portfolios                                       October 31, 2000

     As of October 31, 2000, for federal income tax purposes, the following funds have capital loss carryforwards available to offset future capital gains, if any (amounts in thousands):

                                                            Amount    Expires

     Prime Obligations Fund.............................    $   12      2007
     Prime Obligations Fund.............................         2      2008
     Tax-Free Money Market Fund.........................         4      2006
     Tax-Free Money Market Fund.........................        27      2007
     Tax-Free Money Market Fund.........................        71      2008
     Ohio Municipal Money Market Fund...................         5      2007
     Limited Term Income Fund...........................     1,335      2002
     Limited Term Income Fund...........................       553      2003
     Limited Term Income Fund...........................       906      2005
     Limited Term Income Fund...........................      1116      2007
     Limited Term Income Fund...........................       856      2008
     Intermediate Income Fund...........................     5,229      2007
     Intermediate Income Fund...........................     5,671      2008
     Investment Quality Bond Fund.......................     3,961      2002
     Investment Quality Bond Fund.......................     6,428      2007
     Investment Quality Bond Fund.......................     4,270      2008
     Fund for Income....................................       585      2001
     Fund for Income....................................     5,491      2002
     Fund for Income....................................       864      2003
     Fund for Income....................................        62      2004
     Fund for Income....................................       605      2007
     Fund for Income....................................     3,017      2008
     New York Tax-Free Bond Fund........................         2      2006
     New York Tax-Free Bond Fund........................        16      2007
     New York Tax-Free Bond Fund........................        31      2008
     Ohio Municipal Bond Fund...........................       497      2007
     Ohio Municipal Bond Fund...........................       212      2008
     Real Estate Investment Fund........................       497      2006
     Real Estate Investment Fund........................     1,400      2007
     Real Estate Investment Fund........................       360      2008
     Small Company Opportunity Fund*....................     5,362      2006
     Nasdaq-100 Index(R) Fund...........................       174      2008

     *This loss cannot be used to offset future gains attributable to unrealized appreciation of securities held by the Gradison Opportunity Value Fund at the time of the merger.

     As of October 31, 2000, the following funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger with the Government Bond Fund and Government Mortgage Fund, respectively (amounts in thousands):

                                                            Amount    Expires

     Investment Quality Bond Fund.......................    $2,498      2001
     Investment Quality Bond Fund.......................     2,760      2002
     Investment Quality Bond Fund.......................       755      2003
     Investment Quality Bond Fund.......................         6      2004
     Fund for Income....................................       698      2001
     Fund for Income....................................       109      2004
     Fund for Income....................................     2,523      2006
     Fund for Income....................................     2,278      2007

                                  Continued

The Victory Portfolios                                       October 31, 2000

9.   Subsequent Events:

     Distributions of short-term and long-term capital gains were paid on November 17, 2000 to shareholders of record on November 16, 2000, as follows:



                                                                                Short-Term       Long-Term
                                                                                Capital Gain     Capital Gain    Total
                                                                                (per share)      (per share)     (per share)
     National Muncipal Bond Fund...........................................     $0.1785          $0.0243         $0.2028
     Balanced Fund.........................................................          --           0.9466          0.9466
     Convertible Securities Fund...........................................      0.7154           0.8097          1.5251
     Value Fund............................................................          --           2.5635          2.5635
     Established Value Fund................................................      0.6421            1.911          2.5531
     Diversified Stock Fund................................................      0.4376           1.9951          2.4327
     Stock Index Fund......................................................      0.0302           0.5126          0.5428
     Growth Fund...........................................................          --           1.3393          1.3393
     Special Value Fund....................................................      0.4933            1.941          2.4343
     Small Company Opportunity Fund........................................          --            1.372           1.372
     International Growth Fund.............................................          --           1.6794          1.6794


     In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund cuurently does not amortize premiums or accrete discounts in all cases. Upon adoption, the Fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase on unrealized appreciation (depreciation) of securities. This adjustment will, therefore, have no effect on the net assets of the Fund. At this time, the Fund has not completed its analysis of the impact of this accounting change.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Trustees of
  The Victory Portfolios:

     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Victory Portfolios (comprising, respectively, the U.S. Government Obligations Fund, Prime Obligations Fund, Financial Reserves Fund, Tax-Free Money Market Fund, Ohio Municipal Money Market Fund, Limited Term Income Fund, Intermediate Income Fund, Fund for Income, Investment Quality Bond Fund, National Municipal Bond Fund, New York Tax-Free Fund, Ohio Municipal Bond Fund, Balanced Fund, Convertible Securities Fund, Real Estate Investment Fund, Value Fund, Established Value Fund, Diversified Stock Fund, Stock Index Fund, Growth Fund, Special Value Fund, Small Company Opportunity Fund, International Growth Fund, and Nasdaq-100 Index(R) Fund) (hereafter referred to as the Funds) at October 31, 2000, the results of each of their operations for the period then ended, the changes in each of their net assets for the periods presented, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation and verification by examination of securities at October 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The Fund for Income's financial statements for the year ended December 31, 1998 and its financial highlights for each of the years in the period ended December 31, 1998 were audited by other auditors, whose report dated January 28, 1999 expressed an unqualified opinion on those financial statements and financial highlights. The Established Value Fund and the Small Company Opportunity Fund's financial statements and financial highlights for each of the periods presented through March 31, 1999 were audited by other auditors, whose report dated April 28, 1999 expressed an unqualified opinion on those financial statements and financial highlights.




PricewaterhouseCoopers LLP

Columbus, Ohio
December 18, 2000









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The Victory Funds
127 Public Square
OH-01-27-1612
Cleveland, Ohio 44114

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Victory Funds
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Call Victory at:
800-539-FUND (800-539-3863)

Visit our web site at:
www.victoryfunds.com

                                                              AR/VP-001 12/00